As filed with the Securities and Exchange Commission on September 26, 2012

Registration No. 333-182150

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Amendment No. 1 to

Form S-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

MERRILL LYNCH DEPOSITOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	13-3891329
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York 10036

(212) 449-1000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Dylan Lohonen

One Bryant Park

New York, New York 10036

(212) 449-1000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Michael A. Mazzuchi, Esq.

Cleary Gottlieb Steen & Hamilton LLP

2000 Pennsylvania Avenue, N.W.

Washington, D.C. 20006

Approximate date of commencement of proposed sale to the public:  From time to time after the effective date of this registration statement as determined by market conditions.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities being offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) of the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

☐	Large accelerated filer	☐	Accelerated filer

☒	Non-accelerated filer (Do not check if a smaller reporting company)	☐	Smaller reporting company

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered (1)	Amount to be registered (2)	Proposed maximum offering price per unit	Proposed maximum aggregate offering price (3)	Amount of registration fee (4)
PPLUS, INDEXPLUS and BONDPLUS Trust Certificates	$1,462,810,700	$1	$1,462,810,700	$0

(1) This registration statement also registers an indeterminate amount of trust certificates to be sold by the underwriter in connection with market-making activities.

(2) $1,462,810,700 aggregate principal amount of the trust certificates registered by the Registrant under the Registration Statement No. 333-158501 referred to below and not previously sold are consolidated in this Registration Statement pursuant to Rule 415(a)(6).  All registration fees in connection with such unsold amount of Asset Backed Securities have previously been paid under Registration Statement No. 333-116208.  The total amount registered under this Registration Statement as so consolidated as of the date of this filing is $1,462,810,700.

(3) Estimated solely for the purpose of computing the registration fee.

(4) Pursuant to Rule 415(a)(6) under the Securities Act of 1933, the Prospectus filed as part of this Registration Statement relates to the securities registered hereby, including the remaining unsold $1,462,810,700 aggregate principal amount of trust certificates previously registered by the Registrant under its Registration Statement on Form S-3 (File No. 333-158501), for which the registration fee of $81,624.84 was previously paid. Pursuant to Rule 415(a)(6) under the Securities Act of 1933, no registration fee is due in connection with this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall hereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

PPLUS, INDEXPLUS AND BONDPLUS TRUST CERTIFICATES

(ISSUABLE IN SERIES)

Merrill Lynch Depositor, Inc.

Depositor and Sponsor

The Issuing Entity:

•	will be a trust formed under the laws of the State of New York;
•	will periodically issue trust certificates in one or more series with one or more classes through this prospectus and by supplements to this prospectus; and
•	will own underlying securities or a pool of underlying securities that:
─	may include obligations issued or guaranteed by the U.S. government, a foreign government or any agency or instrumentality thereof for the payment of which the full faith and credit of the U.S. government or foreign government is pledged, senior or subordinated debt obligations issued or guaranteed by one or more corporations or general or limited partnerships; and
─	will be purchased in the secondary market and will not be acquired directly from the issuer of the underlying securities.

The Trust Certificates:

•	will be offered in amounts, at prices and on terms to be determined at the time of sale as described in the prospectus supplement accompanying this prospectus;
•	will be denominated, sold and payable in U.S. dollars or one or more foreign or composite currencies;
•	at the time of their issuance, will be rated in one of the investment grade categories recognized by one or more nationally recognized rating agencies; and
•	the classes of trust certificates issued pursuant to this prospectus and the applicable prospectus supplement or supplements will in the aggregate represent all the beneficial ownership interest in an aggregate amount of principal of and premium, if any, and interest on underlying securities, together with rights and obligations under a swap agreement held by the related trust, if any, and other assets, if any, described in this prospectus and the prospectus supplement.

The Certificateholders:

•	will be entitled to receive principal, premium, if any, and distributions from the assets deposited with the applicable trust as specified in the applicable prospectus supplement; and
•	may have the benefit of any credit support specified in the applicable prospectus supplement for that series of trust certificates.

Investing in trust certificates involves certain risks that are described in the “Risk Factors” section beginning on page 4 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

The trust certificates may be offered and sold to or through underwriters, dealers or agents or directly to purchasers, as more fully described under “Underwriting” and in the applicable prospectus supplement.  This prospectus may not be used to consummate sales of trust certificates offered hereby unless accompanied by a prospectus supplement.

BofA Merrill Lynch

The date of this prospectus is September 26, 2012.

-i-

You should rely only on the information contained or incorporated in this prospectus and the related prospectus supplement.  We have not authorized anyone to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  We are not offering to sell the trust certificates in any state where the offer or sale is not permitted.  You should assume that the information appearing in this prospectus, the related prospectus supplement and the documents incorporated by reference is accurate only as of their respective dates.  Material information may have changed since those dates.

SUMMARY INFORMATION Q&A

The following summary does not purport to be complete.  You should read it together with the information contained in other parts of this prospectus and in the prospectus supplement related to your trust certificates.  This summary highlights selected information from this prospectus to help you understand the trust certificates.  You should carefully read this prospectus and the prospectus supplement related to your trust certificates to fully understand the terms of the trust certificates, as well as the tax and other considerations that are important to you in making a decision about whether to invest in the trust certificates.  You should pay special attention to the “Risk Factors” section beginning on page 5 of this prospectus to determine whether an investment in the trust certificates is appropriate for you.

What Securities Are Being Offered?

Through this prospectus and a related prospectus supplement, the applicable trust is offering public trust certificates periodically in one or more series and in one or more classes within each series.  The trust certificates may be described as PPLUS, INDEXPLUS or BONDPLUS trust certificates, or by such other name as may be described from time to time in a related prospectus supplement.  The trust certificates will be denominated in U.S. dollars or in one or more foreign or composite currencies.  Trust certificates for each series will be offered in amounts, at prices and on terms to be determined at the time of sale as described in the related prospectus supplement.  For a description of the kinds of terms that the applicable prospectus supplement will set forth, see “Description of the Trust Certificates - General.”

Each series of trust certificates will represent interests in the issuing trust only and will not represent obligations of or interests in the depositor and sponsor, any credit support provider, any swap counterparty or guarantor or any of their affiliates.

What Are the Underlying Securities and What Will They Represent?

Each series of trust certificates will represent in the aggregate the entire beneficial ownership interest in underlying securities (which, for the purposes hereof, shall include any other assets described in this prospectus) or a pool of underlying securities that may include:

•	obligations issued or guaranteed by the U.S. government, a foreign government or any agency or instrumentality thereof for the payment of which the full faith and credit of the U.S. government or foreign government is pledged, or
•	senior or subordinated debt obligations issued or guaranteed by one or more corporations or general or limited partnerships.

As a condition to the deposit into the applicable trust of underlying securities, the issuer or the guarantor of any underlying securities, other than U.S. government securities, that constitute 10% or more of the total underlying securities of a particular series of trust certificates must, as of the date of the issuance of the series of trust certificates, be subject to the periodic reporting requirements of the Exchange Act.  The underlying securities issuer is expected to, pursuant to the Exchange Act, file reports and other information with the SEC.  Except for U.S. government securities, the underlying securities will be purchased in the secondary market and not directly from the issuer.  The underlying securities issuer will neither participate in the offering of the trust certificates nor receive any of the proceeds from the sale of the underlying securities to the depositor or from the issuance of the trust

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certificates.  The applicable prospectus supplement will include audited financial statements of the issuer of the underlying securities as described in “Description of the Underlying Securities and Other Assets Deposited in the Trust—Underlying Securities Issuer.”  For more detailed information on the underlying securities, see “Description of Underlying Securities and Other Assets Deposited in the Trust—General” in this prospectus.

What Other Assets May Be Deposited in the Trust?

Certain other assets may be deposited in the trust for a series of certificates.  These other assets may include:

•	cash
•	cash equivalents
•	guarantees
•	letters of credit
•	financial insurance
•	interest rate and currency swaps
•	caps
•	floors
•	collars and options
•	repurchase agreements

The assets deposited in each trust will be described in the applicable prospectus supplement.  For a more detailed description, see “Description of Underlying Securities and Other Assets Deposited in the Trust” in this prospectus.

The depositor may not increase the amount of the initial assets of the trust and issue a corresponding amount of trust certificates.

What Credit Support Will Be Available to My Series of Trust Certificates?

The Depositor may also transfer into the applicable trust certain contractual rights, including such ancillary or incidental rights that may be necessary to assure the payment of distributions to you.  If specified in the applicable prospectus supplement, the trust for a series of trust certificates may include, or the certificateholders of the series may have the benefit of, any combination of:

•	letters of credit and similar standby financing facilities
•	limited guarantees
•	surety bonds
•	interest rate and currency rate swaps; and/or interest rate cap or floor agreements
•	swap guarantees
•	cross-collateralization features
•	overcollateralization
•	third party guarantees and insurance policies
•	committed credit facilities (including syndicated loan agreements)
•	subordination of one or more series of, or classes within a series of, certificates
•	cash collateral in the form of one or more reserve or other bank accounts

For a more detailed description of potential credit support, see “Description of Underlying Securities and Other Assets Deposited in the Trust—Credit Support” in this prospectus.

Who Is Merrill Lynch Depositor, Inc.?

Merrill Lynch Depositor, Inc., or the “depositor,” the “sponsor,” or the “depositor and sponsor” is a Delaware corporation and an indirect, wholly owned, limited-purpose subsidiary of Bank of America Corp.  The depositor and sponsor has been acting as depositor and sponsor of corporate securities repackaging transactions

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since 1997.  The depositor will deposit the underlying securities into the trust for each particular series of certificates.  The depositor has its principal office at c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036 (Telephone: (212) 449-1000).  The certificate of incorporation of the depositor provides that the depositor may conduct any lawful activities necessary or incidental to serving as depositor of one or more trusts that may issue and sell trust certificates.

How Will the Trust Work?

The depositor will assign and deliver the underlying securities, together with any swap agreement or other assets, for each series of trust certificates to the trustee named in the applicable prospectus supplement.  The deposit of these underlying securities and any other deposited assets will be for the benefit of the trustee and the certificateholders of the series.  The trustee will enter into the swap agreement (if any) and administer the underlying securities, any swap agreement and other deposited assets pursuant to the trust agreement and the applicable series supplement to the trust agreement and will receive a fee for those services.  For more detailed information about the trust that will be formed for each particular series, see “Description of the Trust Agreement—Description of Underlying Securities and Other Assets Deposited in the Trust” in this prospectus and the applicable prospectus supplement.

How Will the Trust Be Treated for U.S. Federal Income Tax Purposes?

A series of trust certificates is expected to qualify as a grantor trust (and not as an association or partnership) under current provisions of the U.S. Internal Revenue Code of 1986, as amended to the date hereof (the “Internal Revenue Code”), and the existing Treasury regulations. In such case, a trust certificateholder generally will be treated for U.S. federal income tax purposes as the owner of a pro rata undivided interest in the underlying securities (and other assets, if any) deposited in the related trust. For a more detailed discussion of the tax consequences of the purchase, ownership and disposition of trust certificates prospective purchasers should read “U.S. Federal Income Tax Consequences” in this prospectus. The prospectus supplement for each series of trust certificates will include a discussion addressing the classification of the related trust under U.S. federal income tax law, and of the material U.S. federal income tax consequences relevant to the particular series.

May Employee Benefit or Other Plans Purchase the Trust Certificates?

A plan subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan subject to Section 4975 of the Internal Revenue Code (the “Code”) or a non-U.S., church, governmental or any other plan subject to any substantially similar provisions should consult with its counsel before making an investment in the trust certificates. For more information regarding benefit plans and the applicable law, see “ERISA Considerations” in this prospectus.

Will the Trust Certificates Be Rated?

One or more nationally recognized rating agencies will rate the trust certificates of each series, or class of that series, at the time of issuance, in one of the investment grade categories.  Any rating issued with respect to a trust certificate is not a recommendation to buy, sell or hold a certificate.  We cannot assure you that any rating will remain the same for any given period of time or that any rating agency will not revise or withdraw its rating.  For more information see “Risk Factors—If a rating agency lowers its rating of the trust certificates, the value of your certificates and your investment may suffer” in this prospectus.

Will the Trust Certificates Be Listed on a Stock Exchange?

We may apply to list some of the series of trust certificates on the New York Stock Exchange, another national securities exchange or the Nasdaq National Market.

In What Form Will the Trust Certificates Be Issued?

One or more global securities registered in the name of Cede as nominee of The Depository Trust Company, or DTC, will initially represent each series of trust certificates.  Book entries of participating members of

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DTC will represent the interests of beneficial owners of trust certificates.  Individual definitive trust certificates will be available only under the limited circumstances described under the heading “Description of the Trust Certificates—Global Securities” in this prospectus.

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RISK FACTORS

Your investment in the trust certificates will involve material risks.  You should carefully consider the following discussion of risks and the other information included or incorporated by reference in this prospectus or in the prospectus supplement before deciding whether an investment in the trust certificates is suitable for you.

An inactive public market may limit your ability to sell your trust certificates.

We cannot assure you that an active public market for the trust certificates will develop or, if a public market develops, that you will be able to sell your trust certificates.  Merrill Lynch, Pierce, Fenner & Smith Incorporated has advised the depositor that it intends to make a market in any trust certificates issued, as permitted by applicable laws and regulations, but it is not obligated to make a market in any series of trust certificates.  At its sole discretion, Merrill Lynch, Pierce, Fenner & Smith Incorporated may discontinue its market-making activities at any time without notice.  If an active public market for your trust certificates does not develop or continue, the market prices and liquidity of your trust certificates may suffer.

Each trust will be a special purpose entity and will have no assets other than those described in the applicable prospectus supplement

Each trust will be formed solely for the purpose of issuing the trust certificates evidencing beneficial interests in its assets, and will have no assets other than the underlying securities and any other assets transferred to it by the depositor at the time of formation or otherwise acquired by the trust. If those assets are insufficient to make distributions of interest, premium, if any, principal or any other payments on the trust certificates, the amounts of those distributions will be reduced to the extent of the shortfall. As a result, purchasers of the trust certificates may lose a part or all of the value of their initial investment.

Because the trust certificates will not represent a recourse obligation of the depositor or of others, your recourse will be limited.

The trust certificates will be obligations only of the applicable issuing trust.  The trust certificates will not represent a recourse obligation of or interest in the depositor, any administrative agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, the underlying securities issuer, any credit support provider, any swap counterparty or guarantors or any of their respective affiliates.  None of the depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, any swap counterparty or any of their respective affiliates will insure or guarantee the trust certificates.  In addition, none of the United States government or any other U.S. government agency or instrumentality will guarantee the trust certificates.  Any obligation of the depositor with respect to the trust certificates of any series will only be pursuant to some limited representations and warranties with respect to the underlying securities or any other assets deposited in the applicable trust.  Recourse with respect to the satisfaction of these obligations will be limited to any recourse for a breach of a corresponding representation or warranty that the depositor may have against the seller of the underlying security or the other assets of the type specified in this prospectus deposited in the applicable trust.  The depositor does not have, and is not expected in the future to have, any assets with which to satisfy any claims arising from a breach of any representation or warranty.

Listing of the trust certificates may be removed by the relevant stock exchange

If the trust certificates of any series are listed on a registered securities exchange or market system, the listing of such series will be subject to the rules of the applicable securities exchange or market system. Events may occur with respect to the related underlying securities issuer or the swap counterparty that may cause the applicable securities exchange or market system to determine, in its discretion, to remove the listing of the trust certificates on such securities exchange or market system. The depositor may also terminate any listing to the extent permitted in accordance with the rules of the exchange.

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Claims of the trustee and a swap counterparty may adversely affect distributions on the trust certificates

No final distribution will be made to certificateholders of a particular trust before the payment of (1) all amounts due to the swap counterparty under any swap agreement to which the trust is a party (unless a counterparty subordination event has occurred), as described under “Description of Underlying Securities and Other Assets Deposited in the Trust—Swap Agreements—Swap termination payments,” (2) any extraordinary trust expenses to be borne by that trust (if agreed by all certificateholders), as described under “Description of the Trust Agreement—Trustee Compensation and Payment of Expenses” and (3) any regular and ordinary expenses to be borne by that trust, as described under “Description of the Trust Agreement—Trustee Compensation and Payment of Expenses.” Trust property may be sold by the trustee to fund any such payments. It is possible that all or a substantial part of the trust property may be required to be paid to the trustee or a swap counterparty prior to any final distribution to certificateholders.

The subordination of swap termination payments related to a termination of a swap agreement as a result of the bankruptcy of the swap counterparty may be unenforceable.

In January 2010, in Lehman Brothers Special Financing Inc. v. BNY Corporate Trustee Services Ltd., Ch. 11 Case No. 08-13555. Adv. No. 09-01242 (Jan. 25, 2010), the bankruptcy court held that provisions in structured finance transactions that subordinate swap termination payments upon a swap counterparty default are not enforceable when the default is the bankruptcy of the counterparty or the ultimate holding company of the counterparty. If such termination payments due are not subordinated in right of payment to the final distribution to certificateholders as described under “Description of Underlying Securities and Other Assets Deposited in the Trust—Swap Agreements—Swap termination payments,” no final distribution will be made to certificateholders of a particular trust until all amounts due to the swap counterparty under any swap agreement to which the trust is a party have been paid. Trust property may be sold by the trustee to fund any such payments. It is possible that all or a substantial part of the trust property may be required to be paid to the swap counterparty prior to any final distribution to certificateholders.

Your receipt of principal, premium, if any, and distributions will depend on the performance of the underlying securities and any other assets deposited in the trust and, if applicable, the trustee’s receipt of payments from any credit support provider, swap counterparty or swap guarantor for a particular series of trust certificates.

The trust for a particular series of trust certificates will have no significant assets other than the underlying securities and any other assets deposited in the trust.  Accordingly, your receipt of distributions in respect of the trust certificates will depend entirely on the performance of the trust and on the trust’s receipt of payments on the underlying securities and other assets deposited in the trust, including payments from any credit support provider or swap counterparty or guarantor.

If the underlying securities issuer redeems the underlying securities before their maturity date or if your trust certificates are subject to call or redemption rights of third parties, you may not be able to hold your investment to maturity.

Several factors may affect the timing of distributions on your trust certificates and reduce your ability to realize a comparable yield upon reinvestment of funds.  If the underlying securities issuer exercises any right of redemption in respect to the underlying securities deposited in the trust for your series of trust securities, it may affect the yield you will receive on your trust certificates.  Provisions in an underlying securities indenture for optional or mandatory redemption or repayment before stated maturity, if exercised, will reduce the weighted average life of the underlying securities and the related series of trust certificates.  Tax, accounting, economic and other factors will influence whether an underlying securities issuer exercises any right of redemption in respect of underlying securities.  We cannot assure you that any underlying security redeemable at the option of the underlying securities issuer will remain outstanding until its stated maturity.  All else remaining equal, if prevailing interest rates are below the interest rates on the related underlying securities; we expect the likelihood of the exercise of any optional redemption right to increase.  Upon a redemption of the underlying securities, the applicable trust will redeem any trust certificates that are not called prior to redemption by any parties that may hold call rights on the trust certificates.  Prevailing interest rates at the time of an early redemption may be lower than the yield on your

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trust certificates; therefore, you may be unable to realize a comparable yield upon reinvestment of your funds from an early redemption.

The applicable prospectus supplement will discuss any calls, puts or other redemption options, and some other terms applicable to the underlying securities.  For further discussion on factors that may affect your distributions, see “Description of Underlying Securities and Other Assets Deposited in the Trust—Underlying Securities Issuance Agreements” in this prospectus.

If an underlying securities issuer becomes subject to a bankruptcy or similar insolvency proceeding, the timing and amount of payments with respect to the principal of, premium on, if any, and any distributions you receive may be materially and adversely affected.

Several factors, including the underlying securities issuer’s operating and financial condition, capital structure and other economic, geographic, legal and social factors, can influence the performance of an underlying securities issuer.  Any of these factors may negatively affect the underlying securities issuer’s ability to satisfy its obligations with respect to the underlying securities related to your trust certificates.

Because some series of trust certificates may be subject to call or redemption rights of third parties, we cannot assure you that you will be able to hold your investment to maturity.

Merrill Lynch, Pierce, Fenner & Smith Incorporated, the depositor, the warrant purchaser, a swap counterparty or their respective affiliates or designees, or others, as specified in the prospectus supplement, may hold the right to purchase from the certificateholders all or some of the trust certificates of a given series or class.  For further information regarding rights of third parties, see “Description of the Trust Certificates—Call Rights.”

We cannot assure you that you will be able to hold to maturity an investment in trust certificates subject to call rights.  In particular, upon the exercise of a call right, the investment represented by the trust certificates will have a shorter maturity than if that right were not exercised.  The likelihood that a call right will be exercised increases as interest rates generally prevailing in the market for debt securities fall relative to those in effect on the dates or periods when the series of trust certificates were issued.  Any reduction in interest rates would increase the value of the underlying securities and make the exercise of a call right more likely.  A reduction in interest rates may also result in a reinvestment risk to certificateholders.  If a reduction of interest rates occurs and a call right is exercised then the interest rates at which a certificateholder can reinvest the proceeds received from the exercise of that call rights may be lower than the return that the certificateholders would have earned over the remaining life of the trust certificates if a call right were not exercised.

Some terms of the underlying securities and other assets deposited in the trust may affect your effective yield.

Two factors may affect the effective yield to holders of the trust certificates of a series, namely:

•	the terms of any assets deposited with the underlying securities, and
•	the manner and priorities of allocations of collections with respect to deposited assets between classes of a given series.

The applicable prospectus supplement will discuss any calls, puts or other redemption options and other terms applicable to the underlying securities and any other deposited assets.  For detailed information on factors that may affect your effective yield, see “Description of Underlying Securities and Other Assets Deposited in the Trust—Underlying Securities Issuance Agreements” in this prospectus.

You may incur additional currency, exchange rate and exchange control risks if the trust certificates are not denominated in U.S. dollars.

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An investment in trust certificates that are denominated in a currency other than U.S. dollars may entail significant risks that are not associated with similar investments in U.S. dollar-denominated securities.  These risks include the possibility of significant changes in rates of exchange between the U.S. dollar and the trust certificates’ currency and the possibility of the imposition or modification of foreign exchange controls with respect to the foreign currency that could restrict or prohibit distributions of principal, premium or interest in the specified currency.  These risks generally depend on factors over which we have no control, such as economic and political events and the supply of and demand for the relevant currencies.

This prospectus does not describe all the risks of an investment in trust certificates denominated in currencies other than the U.S. dollar.  You should consult your own financial and legal advisors as to the risks entailed by an investment in trust certificates denominated in a currency other than U.S. dollars.  Such trust certificates are not an appropriate investment for persons who are unsophisticated with respect to foreign currency transactions.  For more information, see “Currency Risks” in this prospectus.

The depositor will reference public information concerning underlying securities issuers, credit support providers or swap counterparties or guarantors

You should obtain and evaluate the same information concerning each underlying securities issuer related to your trust certificates as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer.  You should not construe the applicable trust’s issuance of the trust certificates as the depositor’s or trustee’s endorsement of the financial condition or business prospects of the underlying securities issuer or any credit support provider or swap counterparty or guarantor.  The publicly available information concerning an underlying securities issuer and any credit support provider or swap counterparty or guarantor is important in considering whether you should invest in or sell trust certificates.

None of the depositor, the trustee, the securities intermediary, Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of their respective affiliates

•	assumes any responsibility for the continued availability, accuracy or completeness of any information concerning any underlying securities issuer, or
•	has investigated the financial condition or creditworthiness of any underlying securities issuer, whether or not that information is filed with the SEC or otherwise would be considered in making a decision to purchase trust certificates.

The trust may be terminated early for lack of underlying security or swap counterparty reporting, which may result in losses to certificateholders

If any underlying securities issuer becomes a disqualified issuer or any swap counterparty becomes a disqualified swap counterparty, including where the underlying securities issuer or the swap counterparty ceases to be a reporting company for purposes of the Exchange Act or file certain financial information in connection with such reporting, the depositor will not have available to it information needed in connection with reporting obligations in respect of the trust certificates of any affected trust. The applicable trust will terminate following such an event and such termination may result in losses to holders as a result of early liquidation of the trust property.

A termination of reporting such that the underlying securities issuer becomes an ineligible issuer or the swap counterparty becomes an ineligible swap counterparty, and resulting in a termination of the related trust, may occur as a result of, among other reasons, a merger or acquisition, redemption or delisting of unrelated securities of the underlying securities issuer or the swap counterparty, or any guarantors of their obligations, or changes in their respective corporate structure, or other events with respect to the underlying securities issuer or the swap counterparty over which the depositor has no control.

The related prospectus supplement will describe the choice of remedies for a given series.  Neither the trustee, the securities intermediary, the depositor nor you will have discretion in this respect.

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If a rating agency lowers its rating of the trust certificates, the value of the certificates and your investment may suffer.

One or more nationally recognized rating agencies will rate the trust certificates of each series, or class of that series, at the time of issuance.  These rating agencies will be solely responsible for selecting the criteria for rating the trust certificates.  They may rate a series or class of trust certificates on the basis of several factors, including:

•	the underlying securities;
•	any swap counterparty or its guarantor;
•	any credit support available for the trust certificates; and
•	the relative priorities of the certificateholders of that series or class to receive collections from the related trust and to assert claims against the trust with respect to the underlying securities, any other assets deposited in the trust and any credit support.

The rating assigned will not be included in this prospectus or the applicable prospectus supplement. Any rating that a rating agency issues with respect to the trust certificates is not a recommendation to buy, sell or hold a security.  The ratings do not comment on the market price of the trust certificates or their suitability for a particular investor.  We cannot assure you that the ratings will remain for any given period of time or that any rating agency will not lower or withdraw entirely its rating if, in its judgment, circumstances, including the rating of the underlying securities, so warrant.  A revision or withdrawal of the rating may have an adverse effect on the market price of the trust certificates. The depositor is not required to maintain or enter into any arrangement to maintain the public rating in relation to the trust certificates. Any downgrade of the rating of the underlying securities or of any swap counterparty to a rating below the rating of the underlying securities by a rating agency likely will result in a downgrade of any rating assigned by a rating agency with respect to the trust certificates.

Because global securities, and not individual, physical certificates, initially will represent the trust certificates of each series, your ability to pledge your trust certificates may be limited.

One or more global securities deposited with or on behalf of a depositary will initially represent the trust certificates of each series.  You will not receive individual, physical trust certificates.  Consequently, unless and until individual, physical trust certificates of a particular series are issued, you will not be a recognized certificateholder under the trust agreement and the related series supplement.  Until that time, you will only be able to exercise your rights indirectly through the depositary and its participating institutions.  As a result, your ability to pledge your trust certificates to persons or entities that do not participate in the depositary’s system, or otherwise to act with respect to your trust certificates, may be limited.  For more details, see “Description of the Trust Certificates—Global Securities” in this prospectus and any further description contained in the applicable prospectus supplement.

Your ability to dispose of or take action with respect to any underlying securities and any other assets deposited in the trust may be limited due to the passive nature of the trust.

The trustee of the trust relating to a particular series of trust certificates will hold, for the benefit of the trustee and the certificateholders, the underlying securities.  Each trust generally will hold the deposited assets to maturity and will not dispose of them, regardless of adverse events, financial or otherwise, that may affect any underlying securities issuer or the value of the underlying securities and other assets deposited in the trust.  Except as indicated below, you will not be able to direct the trustee to dispose of or take other actions with respect to any underlying securities or other assets deposited in the trust.

Under some circumstances described in the applicable prospectus supplement, the trustee will, or will at the direction of a specified percentage of certificateholders of the relevant series, dispose of, or take other actions with respect to, the underlying securities and other assets deposited in the applicable trust.  In some limited

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circumstances, such as a mandatory redemption of underlying securities or a third party’s exercise of a right to purchase underlying securities, which is described below under “Description of Underlying Securities and Other Assets Deposited in the Trust—Principal Terms of Underlying Securities,” the trustee may dispose of the underlying securities and other assets deposited in the trust before maturity.  The applicable prospectus supplement will describe the particular circumstances, if any, under which the underlying securities and other assets deposited in the related trust may be disposed of before maturity and additional risk factors relating to any such disposal.

Amendments or modifications to the trust agreement or related series supplement may adversely affect the interests of minority certificateholders.

The prospectus supplement for a series of trust certificates may provide for the amendment or modification of the trust agreement and the related series supplement with less than the unanimous consent of the certificateholders.  In no event, however, will the percentage required for consent be less than a majority.  Any amendment or other modification could have a material adverse effect on minority certificateholders that oppose the amendment or other modification.

The exercise of an optional exchange right may decrease the amount of outstanding trust certificates.

The prospectus supplement for a series of trust certificates may designate the series as an exchangeable series.  An exchangeable series is a series in which any of the depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, the trustee for that series or their respective affiliates and designees or other persons identified in the prospectus supplement may exchange their trust certificates for a pro rata portion of the underlying securities.  For more detailed information on the optional exchange right, see “Description of the Trust Certificates—Optional Exchange” in this prospectus.  The exercise of an optional exchange right will decrease the aggregate amount of the exchangeable series of trust certificates outstanding.

The trust certificates may be redeemed or called at a time when comparable investments are not available

The timing of distributions of interest, premium, if any, and principal of the trust certificates will be affected by any early redemption, amortization or prepayment of the related underlying securities and by any exchange of the related underlying securities pursuant to a tender offer or otherwise. The underlying securities may also be subject to a call option or other similar rights providing a person the right, but not the obligation, to purchase underlying securities from the trust owning such underlying securities at a specified price. The trust certificates may be subject to call rights (which may be in the form of warrants or similar rights) providing a person the right, but not the obligation, to purchase your trust certificates from you at a specified price. Call, redemption, early payment, amortization or similar events may adversely affect an investor by returning principal amounts to the investor when prevailing interest rates have declined and reinvestment of those amounts at the rate applicable to the trust certificates is not possible.

General Risks Related to Swap Agreements

A swap agreement entered into by a trust may alter the amounts, timing or currency of distributions of principal or interest on the related trust certificates from those that you would be entitled to receive from the related underlying securities directly. A swap agreement is not a guarantee of the related underlying securities in whole or in part, and no assurance can be given that the applicable trustee will receive either the payments due to be received on the underlying securities or the payments due to be received under that agreement, or that the trustee will recover moneys under any related guarantee, in the case of a payment default by the swap counterparty under that agreement. Moreover, unless expressly entered into for such purpose, a swap agreement does not protect you against risks associated with an early redemption, amortization, prepayment, exchange or extension of maturity of the related underlying securities. To the extent that the aggregate principal amount of the related underlying securities is reduced through any such redemption, prepayment, exchange or extension, the corresponding notional amount of any swap or amount or other reference amount for any derivative obligation subject to a swap agreement, and accordingly, the amounts payable by the swap counterparty under that agreement, may be ratably reduced. Alternatively, such events may be treated as termination events under a swap agreement and create potential liability for swap termination payments as described below.

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You may incur losses if a swap transaction terminates early

In the case of an early termination of one or more transactions under a swap agreement, a swap termination payment may be payable by the related trust to its swap counterparty or by the swap counterparty to the trust. The amount of any such payment will be based on (1) the estimated cost, at prevailing market values, that would be incurred by the trust or its swap counterparty to enter into a transaction or transactions having economic terms similar to that of the relevant terminated transaction or transactions or (2) the losses suffered by the trust or its swap counterparty as a result of the termination of the relevant transaction or transactions. In general, the swap counterparty will have the sole right to determine in good faith the amount of any swap termination payment. A swap termination payment and your resulting loss may be substantial in relation to the total value of the related underlying securities if interest rates, currency rates, swap spreads, credit spreads or option volatilities, as applicable, have changed significantly since the closing date for the offering of the applicable trust certificates. See “Description of the Trust Agreement—Trust wind-up events and liquidation events” and “Description of Underlying Securities and Other Assets Deposited in the Trust—Swap—Agreements—Swap termination payments.” Certificateholders will not be liable to the swap counterparty for swap termination payments to the extent, if any, that the amount of any such termination payments exceeds the assets of the trust.

The obligations of each trust to any related swap counterparty will be secured by a security interest in the trust property granted by the trust in favor of the swap counterparty.

The price obtained by liquidating trust property to make a swap termination payment may be unfavorable

If a trust is liable for a swap termination payment, underlying securities and other trust property may be sold by the trustee, through a selling agent or otherwise. Unless the applicable prospectus supplement designates a different selling agent, the selling agent may be Merrill Lynch, Pierce, Fenner & Smith Incorporated or one of its affiliates (including any swap counterparty) designated by it. The timing, price and other terms of any sale conducted by the selling agent will be determined by the selling agent in its sole discretion, but all such sales shall be completed within 30 days or such longer period of time as may be reasonable with respect to particular underlying securities. The selling agent will be permitted to sell underlying securities and other trust property to affiliates of the selling agent. While certificateholders, acting unanimously, may deliver to the trustee the amount of any swap termination payment payable by the related trust (and any fees payable to the trustee) and written instruction to discontinue the sale of the underlying securities and other trust property, it is possible that underlying securities may be sold by the selling agent in the time necessary for you to be notified of and exercise the foregoing right. You could be materially adversely affected if the related trust is required to sell underlying securities in order to make a swap termination payment at a time when prices for the underlying securities in the secondary market are depressed as a result of a default on the underlying securities, changes in interest rates or for any other reason.

Early swap termination may leave a trust with underlying securities that have unfavorable investment characteristics

During its term, a swap agreement may enable a trust to make scheduled distributions of principal and interest in the currency, on the interest rate basis and at the maturity specified in that agreement, notwithstanding that the related underlying securities may have a different currency, interest rate basis or maturity, or other features different from those of the trust certificates. In the case of a trust wind-up event, that is not a failure to file event, the proceeds from the sale of any remaining underlying securities or other trust property and any swap termination payment received by the related trust will be distributed ratably to the applicable certificateholders (subject to any payment of any swap termination payment) and the trust will terminate. In the case of a failure to file event, the trustee will (i) sell affected underlying securities and a pro rata portion of any related assets necessary to satisfy any unpaid expenses of the trustee and the termination payment liabilities to any swap counterparty and distribute the proceeds from the sale to the trustee and such swap counterparty and then (ii) thereafter, distribute a pro rata portion of any remaining affected underlying securities and such related assets to you according to the allocation ratio. In each case, that distribution will constitute full satisfaction of your fractional undivided interest in the related trust. After any such distribution of underlying securities, you will only be entitled to distributions of principal and interest in accordance with the terms of those underlying securities, and not in accordance with the terms of the terminated transaction or transactions under the swap agreement. As a result, you may receive less than you would have received under the related trust certificates.

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Swap termination following a termination of the trust may result in losses to certificateholders

A number of circumstances may cause a trust to terminate early and result in swap termination; including a failure of underlying issuer or swap counterparty financials being publicly available, a payment default of the underlying securities and other events set forth in the related prospectus supplement. In the case of the termination of a trust, each transaction under any swap agreement to which the trust is a party will terminate, and the trust may be required to sell trust property to make any swap termination payment. A partial termination of the trust may occur as a result of events affecting only specific underlying securities or transactions, in which case the affected transaction will terminate and any applicable swap termination payment will be incurred or received by the trust, but the trust may continue as to other unaffected assets. It is possible that all or a substantial part of the trust property may be required to be paid to the trustee or a swap counterparty prior to any final distribution to certificateholders. See “Description of the Trust Agreement—Trust wind-up events and liquidation events” in this prospectus and the description of the trust agreement in the related prospectus supplement for a description of events that will lead to a termination of the trust.

The swap counterparty may have discretion to calculate the payment obligations to or of the related trust

The swap counterparty (or one of its affiliates) may act as calculation agent under its swap agreement, and there may be conflicts of interest between the swap calculation agent and the trustee with respect to calculations or determinations under the swap agreement. A swap calculation agent will be obligated only to carry out its duties and functions as swap calculation agent in good faith, will have no fiduciary obligations to certificateholders and will not necessarily be acting in the interests of certificateholders. All determinations by the swap calculation agent under any swap agreement will, in the absence of manifest error, be conclusive and binding for all purposes on the trust that is a party to that swap agreement and on the related certificateholders.

The swap counterparty may be responsible for liquidating a trust’s assets to pay the swap counterparty’s own claims

A swap counterparty (which may be an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated), Merrill Lynch, Pierce, Fenner & Smith Incorporated or one of its other affiliates may act as selling agent, and as such have the right to sell underlying securities on such terms as it may determine in its sole discretion if any such sale is required to enable the related trust to make any swap termination payment. If a swap termination payment is owed to a swap counterparty, that swap counterparty and you may have adverse economic interests with respect to the liquidation of underlying securities. Moreover, a selling agent will be permitted to sell underlying securities to its affiliates. A selling agent will be an agent of the trustee only and will have no fiduciary or other duties to certificateholders, nor will a selling agent have any liability to the applicable trust in the absence of bad faith or willful misconduct.

Sale of underlying securities at diminished market values may result in losses to certificateholders

Certain events, called trust wind-up events, may require a trust to liquidate its assets and terminate early. These include not only certain events of default under the underlying securities or the swap agreement, but also events such as the unavailability to the trust of public reports in relation to a security issuer or the incurrence of unanticipated expenses by the trust. A complete list of possible trust wind-up events will be set forth in the applicable prospectus supplement.

Unless underlying securities are redeemed by their issuer, the trust wind-up event is also a failure to file event or the related prospectus supplement provides for the underlying securities to be distributed in kind, if a trust wind-up event occurs, the selling agent will sell, on behalf of the trust, any such underlying securities held by the trust and the trust will terminate. Those sales may occur when the underlying securities issuer is in default (either with respect to the underlying securities or with respect to any other obligation) or the market value of the underlying securities is diminished for other reasons. In such circumstances, liquidation by the selling agent may result in certificateholders incurring losses that would not be incurred if the holders received a distribution of the underlying securities in kind.

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The prospectus supplement for each series of trust certificates will set forth information regarding additional risk factors, if any, applicable to that series and each class within that series.

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IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS

PROSPECTUS AND THE PROSPECTUS SUPPLEMENT

We provide information to you about the trust certificates in two separate documents:  (1) this prospectus, which provides general information, some of which may not apply to a particular series of trust certificates, including your series, and (2) the related prospectus supplement, which will describe the specific terms of your series of trust certificates, including:

•	the specific designation and aggregate principal amount of the trust certificates;
•	the currency or currencies in which the trust will distribute principal, premium, if any, and any distributions to you;
•	a description of the material terms of the underlying securities together with any other assets deposited in the trust and any credit support;
•	the terms of one or more swap, option or other derivative transactions, if any, to be entered into by the related trust;
•	the number and designation of the classes of trust certificates we are issuing and the minimum denomination of the trust certificates;
•	the aggregate principal amount of trust certificates we are issuing, or in case of strip certificates that are entitled to disproportionate, nominal or no principal distributions, the notional principal amount on which interest will be paid;
•	the relative rights and priorities of each series or class of trust certificates, including the type, characteristics and specifications of the underlying securities together with any other assets deposited in the trust and any credit support for the series or class of trust certificates being issued;
•	a description of specific provisions of any related swap agreement to the extent not described under “Description of Underlying Securities and Other Assets Deposited in the Trust—Swap Agreements” in this prospectus or inconsistent with that description, the identity of any entity entering into a swap or other derivative transactions with the trust upon which the trust will depend for payments on the trust certificates and a description of any guarantee or other type of support of the obligations of that entity, if any, under the related swap agreement,
•	the identity of each issuer of underlying securities and each obligor with respect to any other assets deposited in the trust;
•	the name of the trustee and any administrative agent;
•	the applicable rate of distributions or, in the case of a variable rate, the method of calculating the distributions;
•	the dates on which you will be entitled to receive principal, premium, if any, and/or distributions;
•	the date of issue of the trust certificates;
•	the final scheduled distribution date of the trust certificates, if applicable;
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•	the offering price or prices of the trust certificates;
•	remedies upon a payment default on the underlying securities;
•	voting rights and required voting percentages with regard to certain actions by the depositor or the trustee under the trust agreement and the supplement to the trust agreement relating to the trust certificates, or with regard to the applicable trust; and
•	any other material terms of the trust certificates, including terms relating to the rights of the trust or any third party to call, redeem or purchase the trust certificates or the underlying securities before the final scheduled distribution date.

See “Description of the Trust Certificates—General” for a listing of other terms that the applicable prospectus supplement may specify.

WHERE YOU CAN FIND MORE INFORMATION

Each issuing trust will be subject, to a limited extent, to the informational requirements of the Exchange Act, and in accordance with those requirements, the depositor will file on behalf of each issuing trust certain reports and other information with the SEC.  Those reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 100 F Street, N.E., Washington, D.C. 20549.  Copies of those materials can be obtained by making a written request to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates.  The SEC also maintains a site on the internet at www.sec.gov at which users can view and download copies of reports, proxy, information statements and other information filed electronically.  The depositor does not intend to send any financial reports to certificateholders.  If the prospectus supplement for the trust certificates of a given series specifies that those trust certificates are to be listed on the New York Stock Exchange, reports and other information concerning the related trust can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

The depositor has filed with the SEC a registration statement relating to the trust certificates on Form S-3 under the Securities Act.  This prospectus does not contain all the information contained in the registration statement.  For further information, please refer to the registration statement.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

All documents filed by the depositor with respect to an issuing trust pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, before, on or after the date of this prospectus and prior to the termination of the offering of any series of trust certificates or, if later, the date on which any affiliates of the depositor cease offering and selling those trust certificates will with respect to such trust certificates be deemed to be incorporated by reference in this prospectus and to be a part of this prospectus from the date of filing of those documents. Any statement contained in this prospectus, the prospectus supplement or in a document incorporated or deemed to be incorporated by reference will be deemed to be modified or superseded to the extent that a statement contained in this prospectus or the prospectus supplement or in any subsequently filed document which also is or is deemed to be incorporated by reference modifies or supersedes that statement.  Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus or the prospectus supplement.

You may request a copy of the documents incorporated by reference, except exhibits to those documents (unless the exhibits are specifically incorporated by reference in those documents).  Documents may be requested orally or in writing and will be provided at no cost to you.  Written requests should be directed to Merrill Lynch Depositor, Inc., c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, Attention:  Secretary.  Telephone requests should be directed to the depositor at 212-449-1000.

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REPORTS TO CERTIFICATEHOLDERS

Unless and until individual definitive trust certificates are issued to you, unaudited reports containing information concerning each trust will be prepared annually by the trustee for that trust and sent on behalf of the trust only to Cede, as nominee of DTC and registered holder of the certificates.  If a trust issues definitive certificates, the reports will be prepared by the trustee for that trust and sent on behalf of the trust directly to you in accordance with the trust agreement and the supplement to the trust agreement relating to the trust certificates.  For more information, see “Description of the Trust Certificates—Global Securities” and “Description of the Trust Agreement—Reports to Certificateholders; Notices.”  These reports will not constitute financial statements prepared in accordance with generally accepted accounting principles.  The depositor will cause each trust to file, on an individual basis, periodic reports in accordance with Exchange Act requirements.  We do not intend to send any financial reports to you.

References in this prospectus to U.S. dollars, “US$,” “dollar” or “$” are to the lawful currency of the United States.

THE DEPOSITOR & SPONSOR

Merrill Lynch Depositor, Inc. is a Delaware corporation incorporated in 1997 and is an indirect, wholly owned, limited-purpose subsidiary of Merrill Lynch, Pierce, Fenner & Smith Incorporated.  The principal office of the depositor is c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036.  The depositor’s certificate of incorporation provides that the depositor may conduct any lawful activities necessary or incidental to serving as depositor of one or more trusts that may issue and sell trust certificates offered through this prospectus and the related prospectus supplement.  The depositor’s business consists of and is limited to acquiring, holding and disposing of underlying securities, arranging for credit support, acting as depositor of trusts in connection with series of trust certificates, registering the trust certificates with the SEC and complying on behalf of each trust with the related reporting and filing requirements under the Exchange Act, holding and transferring interests in the trust certificates and retained interests in trust property, and engaging in other related activities and transactions. The first corporate securities repackaging sponsored by the depositor and sponsor took place in 1997.  The depositor will not guarantee or otherwise be obligated under the trust certificates.

In its securitization program, the depositor acquires fixed-income securities from time to time and transfers them to trusts that it forms which in turn issue securities backed by the transferred fixed-income securities and also backed by or subject to any other assets arranged for by the depositor.  The depositor sells the securities issued through these securitizations in both public offerings and private placements.  In each such offering Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the depositor, has been the managing or sole underwriter or, in the case of the private placements, the initial purchaser of the securities.

The depositor regularly evaluates market conditions and publicly tradable fixed income securities to identify opportunities to engage in transactions of the type described in this prospectus.  The first corporate securities repackaging sponsored by the depositor and sponsor took place in 1997.  Through June 1, 2012, the Depositor has completed 49 public securitizations.

The rights and duties of the depositor under the trust agreement following the issuance of trust certificates by the related trust include:  (i) removing the trustee and appointing a successor trustee in the event of the trustee’s resignation or removal, (ii) furnishing to the trustee the names and addresses of holders of trust certificates, (iii) filing periodic reports in relation to the trust under the Exchange Act for so long as such reporting obligations apply to the trust; (iv) furnishing to the trustee certain other reports and (v) providing for the payment of the fees of the trustee to the extent not available in the certificate account and providing indemnification to the trustee for certain extraordinary expenses up to the limits specified in the trust agreement.

The depositor and sponsor will obtain the underlying securities to be deposited in the applicable trust from Merrill Lynch, Pierce, Fenner & Smith Incorporated or another of its broker-dealer affiliates who have acquired the underlying securities at negotiated prices in secondary market transactions.

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The depositor’s certificate of incorporation sets out a number of provisions intended to prevent the depositor from being consolidated with Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates in the event of an insolvency proceeding with respect to Merrill Lynch, Pierce, Fenner & Smith Incorporated.  These include requirements that the depositor must maintain a separate office through which its business shall be conducted, that the depositor must pay its liabilities with its own funds, that the depositor must maintain separate corporate records, books and financial statements, and that the depositor must not commingle its funds or other assets with those of its affiliates.  The limited activities of the depositor are also intended to prevent the depositor from having any indebtedness that could result in the initiation of any insolvency proceeding in relation to the depositor.

USE OF PROCEEDS

Once the depositor purchases the underlying securities, the depositor will use the net proceeds from the sale of each series or class of trust certificates, whether or not offered through this prospectus, to fund the depositor’s purchase of those underlying securities and other assets, to arrange any credit support, and to make any initial payments under any swap agreement.  Credit support may include deposits into any reserve account or the applicable trust certificate account, as described below, for the benefit of the certificateholders of the series or class.  The depositor will use any remaining net proceeds:

•	for purposes related to the deposit of underlying securities and any other assets in the related trust;
•	for the preparation, distribution and filing of periodic reports and other information, including, but not limited to, the fees and expenses of the depositor incurred in connection with the ongoing activities of the trusts; and
•	for general corporate purposes.

ESTABLISHMENT OF THE TRUST

A separate trust will be created for each series of trust certificates.  The depositor will assign and deliver the deposited assets, which will include the underlying securities, for each series of trust certificates to the trustee named in the applicable prospectus supplement.  See “Description of the Trust Agreement—Assignment of Description of Underlying Securities and Other Assets Deposited in the Trust” in this prospectus for more information. In addition, if applicable, the trustee will enter into any swap agreement and accept any related guarantee.  The trustee named in the prospectus supplement will administer the assets deposited in the related trust according to the trust agreement and the related series supplement and will receive a fee for those services.  The trustee or an administrative agent, if applicable, will either cause the assignment of the assets deposited in the trust to be recorded on the books and records of DTC or, if in physical form, take possession. The fiscal year of each trust will be the calendar year.

A common law trust such as the trusts to be established pursuant to the trust agreement and the related series supplements is not an eligible “debtor” under the United States Bankruptcy Code.  In addition, the trust agreement and related series supplement will provide that until the date that is one year and one day after the termination of the series of trust certificates, neither the trustee nor the depositor shall acquiesce, petition or otherwise invoke or cause the trust to invoke the process of the United States, any state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government for the purpose of commencing or sustaining a case by or against the trust under a federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the trust or all or any part of the property or assets of the trust or ordering the winding up or liquidation of the affairs of the trust.

The trust agreement and trust supplement will provide that the trust may not engage in any business or activities other than in connection with, or relating to, the holding, protecting and preserving of the underlying securities and other assets of the trust and the issuance of the certificates and call rights, and other than those required or authorized by the trust agreement or incidental and necessary to accomplish such activities.  The trust

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may not issue or sell any certificates or other obligations other than the certificates and call rights, or otherwise incur, assume or guarantee any indebtedness for money borrowed.

The depositor’s assignment of the underlying securities and other deposited assets to the trustee will be without recourse to the depositor, except as to some limited representations and warranties, if any.

The applicable prospectus supplement will describe the property of each trust, which may consist of:

•	underlying securities, or interests in those underlying securities and other assets, excluding any interest that the depositor, or any previous owner or any other person or entity has retained or acquired, as may be specified in the trust agreement and the related series supplement;
•	assets that may be identified as deposited in the related certificate account, as described in the applicable prospectus supplement;
•	all of the trust’s right, title and interest under any swap agreement and any related guarantee;
•	those elements of credit support of the type specified in this prospectus, if any, for any series or class within that series; for further details, see the applicable prospectus supplement and “Description of Underlying Securities and Other Assets Deposited in the Trust—Credit Support” in this prospectus; and
•	any cash or other property received upon the sale, exchange, collection or other disposition of any of the items described above.

MATURITY AND YIELD CONSIDERATIONS

Each prospectus supplement will, to the extent applicable, contain information regarding the types and maturities of the underlying securities and the terms, if any, upon which they may be subject to early redemption or repayment.  The exercise of any provisions for the redemption or repayment of underlying securities before their stated maturity will reduce the weighted average life of the underlying securities and the related series of trust certificates or class of certificates within that series.

Some terms of the underlying securities, and any other assets deposited in the trust, may affect the effective yield of the trust certificates of any series and any class of certificates within that series.  In addition, the manner and priorities of allocations of collections with respect to those underlying securities and other assets between classes of a particular series can also affect the effective yield of the trust certificates of any series and any class of certificates in that series.  With respect to any series of trust certificates, a variety of tax, accounting, economic, and other factors will influence whether an underlying securities issuer exercises any right of redemption in respect of its securities.  All else remaining equal, if prevailing interest rates are below the interest rates on the related underlying securities, we would expect the likelihood of redemption to increase.

Each of the underlying securities may be subject to acceleration upon the occurrence of some events of default under the terms of the underlying securities.  Any early repayment of the underlying securities as a result of an acceleration will affect the maturity and yield on the trust certificates.  For further information, see “Description of Underlying Securities and Other Assets Deposited in the Trust—Underlying Securities Issuance Agreements” in this prospectus.  If an underlying securities issuer becomes subject to a bankruptcy proceeding, that proceeding may materially and adversely affect the timing and amount of payments of principal, premium, if any, or distributions on the certificates.  Several factors, including an underlying securities issuer’s operating and financial condition and leverage, and economic, geographic, legal and social factors, may affect the underlying securities issuer’s ability to satisfy its obligations under the underlying securities.

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The extent to which the yield to maturity of trust certificates may vary from the anticipated yield due to the rate and timing of payments on the underlying securities will depend upon:

•	the degree to which the trust certificates are purchased at a discount or premium; and
•	the degree to which the timing of payments on the trust certificates is sensitive to the rate and timing of payments on the underlying securities and other assets deposited in the trust.

If the interest rate of any series of trust certificates, or class within that series, is based on variable or adjustable interest rates, variations in the interest rates applicable to, and corresponding payments in respect of, the trust certificates will also affect the yield to maturity of the certificates.  In the case of any series of trust certificates representing an interest in a pool of debt or other eligible securities, disproportionate principal payments, if any, applicable to those certificates may affect the yield on those certificates which have distribution rates higher or lower than the applicable reference interest rate.  These disproportionate principal payments may result from differences in amortization schedules, payments due on scheduled maturity or upon early redemption.

The prospectus supplement for each series of trust certificates will set forth the specific information regarding yield and maturity considerations applicable to that series and each class within that series and the related underlying securities and other assets deposited in the trust.

DESCRIPTION OF THE TRUST CERTIFICATES

A trust will issue each series of trust certificates, or classes within that series, pursuant to the trust agreement and the series supplement relating to that series among the depositor, the trustee and any intermediaries named in the applicable prospectus supplement.  We have filed a form of the trust agreement as an exhibit to this registration statement.  The provisions of the applicable series supplement may vary depending upon the terms of the trust certificates being issued, the underlying assets and any other assets deposited in the trust, the credit support, if any, and the related trust.  The following summary describes material provisions of the trust agreement and the related series supplement that may be applicable to each series of trust certificates.  The applicable prospectus supplement will describe additional material provisions of the trust agreement and the related series supplement that may be applicable to that series of trust certificates.

The following summary does not purport to be complete and is subject to the detailed provisions of the trust agreement and related series supplement.  You should carefully read the form of trust agreement and the related series supplement for a full description of the provisions, including the definition of some terms used, and for other information regarding the trust certificates.  Whenever this prospectus refers to the defined terms of the trust agreement and the related series supplement, those defined terms are incorporated by reference in this prospectus as part of the statement made, and the statement is qualified in its entirety by that reference.  The term “trust certificate,” with respect to any series, refers to all the trust certificates of that series, and each class within that series, whether or not offered by this prospectus and the applicable prospectus supplement, unless the context otherwise requires.

Following the issuance of a series of trust certificates, the applicable trust will file with the SEC a copy of the series supplement relating to that series as an exhibit to a current report on Form 8-K.

General

The amount of trust certificates that may be issued under the trust agreement and the related series supplement is unlimited.  The trust agreement and series supplement for a particular series of trust certificates will provide that trust certificates of that series may be issued in multiple classes.  The series of trust certificates, or classes within that series, to be issued under the trust agreement and the related series supplement will represent in the aggregate the beneficial ownership interest in an aggregate amount of principal of and premium, if any, and interest on underlying securities, together with other assets, if any, of the type specified in this prospectus.

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The depositor may not increase the amount of the initial assets of a trust and issue a corresponding amount of trust certificates.

Each of the classes, if any, will be allocated relative priorities to receive specified collections from and a percentage ownership interest of the assets deposited in the trust as identified and described in the applicable prospectus supplement.  For further information, see “Description of Underlying Securities and Other Assets Deposited in the Trust—Collections” in this prospectus.  The applicable prospectus supplement will also contain a description of the following terms applicable to the series of trust certificates in respect of which this prospectus and the related prospectus supplement are being delivered:

(A)	the title of the trust certificates;
(B)	the series of the trust certificates and, if applicable, the number and designation of classes of that series;
(C)	material information concerning the type, characteristics and specifications of the underlying securities, any credit support, any swap agreement and any other assets that the depositor deposits in the related trust, including:
•	with respect to any underlying securities which at the time of deposit represent a significant portion of the assets in the trust and any related credit support:
-	information concerning the material terms of each underlying security;
-	the identity of the issuer; and
-	where publicly available information regarding the issuer may be obtained;
•	with respect to any swap agreement:
-	information concerning the material terms of any swap agreement;
-	the identity of the swap counterparty and any guarantor; and
-	where publicly available information regarding the swap counterparty and any guarantor is available;
(D)	the original issue dates, which are the dates on which, or periods during which, the series of trust certificates may be issued;
(E)	the offering price of the series of trust certificates;
(F)	the limit, if any, upon the aggregate principal amount or notional amount, as applicable, of each class of the series of trust certificates;
(G)	if applicable, the relative rights and priorities of each class, including the method for allocating to the certificateholders of that class any collections from and defaults or losses on assets deposited in the related trust;
(H)	whether the trust certificates of that series are fixed rate certificates or floating rate certificates, as described below, and:
•	the applicable interest rate for the fixed rate certificates and the method of calculating the interest rate that is applicable to the series of floating rate certificates;
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•	the date or dates from which interest will accrue;
•	the applicable distribution dates on which principal of and premium, if any, and interest on, in each case as applicable, the series or class will be distributable; and
•	the related record dates, if any, for determining the amounts of those distributions;
(I)	the circumstances and conditions under which any of the depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated or the trustee, or their respective affiliates and designees, or any other person identified in the prospectus supplement may exercise an optional exchange right and the periods within which or the dates on which, and the terms and conditions upon which any of those parties may exercise any optional exchange, in whole or in part and will state that the exchange right will be exercisable only to the extent that the exercise of the right:
•	would not affect the trust’s ability to be exempt under Rule 3a-7 under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations; and
•	would not affect the treatment of the trust as a “grantor trust” under the Internal Revenue Code;
(J)	the option, if any, of any specified third parties, which may include the depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates, to purchase trust certificates held by a certificateholder and the periods within which or the dates on which, and the terms and conditions upon which that option may be exercised, in whole or in part;
(K)	the denominations in which the depositor can issue the series or each class within the series;
(L)	whether the trust certificates of any class within a given series will be (a) entitled to principal distributions with disproportionate, nominal or no interest distributions, or (b) ”strip certificates” that are entitled to interest distributions with disproportionate, nominal or no principal distributions, and the terms applicable to each;
(M)	the identity of the depositary, if other than DTC, for the trust certificates;
(N)	the specified currency applicable to the trust certificates of the series or class for purposes of denominations of and distributions on that series or each class and any applicable circumstances and conditions when the specified currency may be changed, at the election of the depositor or a certificateholder, and the currency or currencies in which any principal of or any premium or any interest on the series or class are to be distributed pursuant to that election;
(O)	all applicable required percentages and voting rights relating to the manner and percentage of votes of certificateholders of the series and each class within that series required with respect to specified actions by the depositor or the trustee under the trust agreement and the related series supplement or with respect to the applicable trust;
(P)	remedies available upon a payment default on the underlying securities or an acceleration of the underlying securities; and
(Q)	all other material terms of the series or class within that series of trust certificates.

The applicable prospectus supplement will describe the U.S. federal income tax consequences and ERISA consequences relating to the related series of trust certificates, or any class within the series.  In addition, the applicable prospectus supplement will describe any special considerations, the specific terms and other information with respect to the issuance of any series of trust certificates or class within that series of trust certificates, on which

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the principal of and any premium and interest are distributable in a specified currency other than U.S. dollars.  The U.S. dollar equivalent of the public offering price or purchase price of a trust certificate in a specified currency other than U.S. dollars will be determined on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York for that specified currency on the applicable issue date.  As specified in the applicable prospectus supplement, the depositor, the trustee, the administrative agent, if any, or its agent as exchange rate agent for each series of trust certificates, will make that determination.  If a noon buying rate is not published for the specified currency, the applicable prospectus supplement will set forth another source for all exchange rate calculations.

Transfers of beneficial ownership interests in any global certificate will be effected in accordance with the normal procedures of DTC.  If definitive certificates are issued in the limited circumstances described in this prospectus, they may be transferred or exchanged for like certificates of the same series at the corporate trust office or agency of the applicable trustee in the City and State of New York, subject to the limitations set forth in the trust agreement and the related series supplement, without the payment of any service charge, other than any tax or governmental charge.

Distributions

Distributions allocable to principal, premium, if any, and interest on the trust certificates of each series and each class within the series will be made by or on behalf of the trustee on each distribution date as specified in the applicable prospectus supplement.  The amount of each distribution will be determined as of the record date, which refers to the close of business on the date specified in the applicable prospectus supplement.

Except as provided in the succeeding paragraph, the trustee will make distributions with respect to trust certificates at its corporate trust office or agency specified in the applicable prospectus supplement in the City of New York; provided that the trustee will distribute any amounts distributable on the final scheduled distribution date of a trust certificate only upon surrender of the trust certificate at the applicable location stated above.

The trustee will make distributions on trust certificates, except as provided below, by check mailed to the certificateholders listed on the relevant record date in the ownership register maintained for that purpose under the trust agreement and the related series supplement, which, in the case of global securities, will be a nominee of the depositary.  A certificateholder of $10,000,000 or more in aggregate principal amount of trust certificates of a given series, and any holder of a global security, shall be entitled to receive distributions by wire transfer of immediately available funds, but only if the trustee receives appropriate wire transfer instructions in writing for the series not later than 10 calendar days before the applicable distribution date.

A “Business Day” with respect to any trust certificate means (1) any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in the City of New York are authorized or obligated by law, regulation or executive order to close; and, if applicable, (2) a business day, as the term is used in the indenture, or other governing document, for the underlying securities.

Distributions on the Trust Certificates

Each class of trust certificates of a given series, other than some classes of strip certificates, which are trust certificates with nominal, disproportionate or no interest distributions, may have a different applicable distribution rates, which may be fixed or floating, as described below.  In the case of strip certificates that entitle their holders to receive either nominal or no certificate principal balance, the distributions will be in an amount described in the applicable prospectus supplement.  In this prospectus, “certificate principal balance” means amounts in respect of principal out of the future cash flows of the assets deposited in the trust.  In addition, in this prospectus “notional amount” means the notional principal amount specified in the applicable prospectus supplement on which interest on strip certificates with a nominal or no certificate principal balance will be made on each distribution date.  Reference to the notional amount of a class of strip certificates in this prospectus or in a prospectus supplement does not indicate that those certificates represent the right to receive any distribution in respect of principal in that amount, but rather we use the term “notional amount” solely as a basis for calculating the amount of required distributions and determining some relative voting rights, all as specified in the applicable prospectus supplement.  The applicable distribution rate will be described in the prospectus supplement and will be based upon

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the rate of interest received on the underlying securities, credit support, if any, swap agreements, if any, and any payments in respect of any retained interest.  For a detailed description of “retained interest,” see “Description of the Trust Agreement—Retained Interest” below.  The applicable distribution rate may be either a fixed rate or a floating rate.

Fixed Rate Certificates.  Each series of trust certificates with a fixed distribution rate will pay distributions on the outstanding principal balance of that series, from its original issue date or from the last date to which distributions have been paid, at the fixed distribution rate stated on its face and in the applicable prospectus supplement until the principal amount of that series is distributed or made available for repayment. A prospectus supplement may specify that holders of certain trust certificates will be entitled to receive on specified dates an amount equal to specified portions of the interest received on the underlying securities held by the related trust.

If a swap agreement provides for all interest payments on particular underlying securities to be paid to the swap counterparty, the interest rate applicable to the related trust certificates will be the corresponding rate payable to the related trust under that swap agreement, subject to adjustment in the event of any changes in the underlying portfolio. If the applicable prospectus supplement specifies a calculation agent, that calculation agent will calculate the interest rate applicable to the trust certificates from time to time as specified in the prospectus supplement. All determinations of interest by the calculation agent will, in the absence of manifest error, be conclusive and binding for all purposes.

The applicable prospectus supplement may specify that the fixed distribution rate can be reset on one or more specified dates to another fixed distribution rate specified in the applicable prospectus supplement.  After a fixed distribution reset date, distributions will be paid on the outstanding principal balance of that series at the reset fixed distribution rate until that rate is subsequently reset or until the principal amount of that series is distributed or made available for repayment.

In the case of a series of fixed rate certificates with a nominal or no principal amount, that series will pay distributions until the notional amount of that series is reduced to zero, except that, if so specified in the applicable prospectus supplement, the distribution rate for that series or any class or classes may be subject to periodic adjustment in response to designated changes in the rating assigned to the trust certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in the related prospectus supplement. Interest on each series or class of fixed rate certificates will be distributable in arrears or in advance on each distribution date as specified in the prospectus supplement.  Each distribution of interest payments shall include interest accrued on the underlying securities through the day specified in the prospectus supplement and the related series supplement.

With respect to a fixed rate certificate, accrued distributions will be calculated by multiplying the certificate’s principal balance with respect to a distribution reset period by the product of the applicable distribution rate and one of the following day count fractions, as specified in the applicable prospectus supplement:

•	if “1/1” is specified, 1;
•	if “Actual/365,” “Act/365,” “A/365,” “Actual/Actual” or “Act/Act” is specified, the actual number of days in the distribution reset period in respect of which payment is being made divided by 365 (or, if any portion of that distribution reset period falls in a leap year, the sum of (i) the actual number of days in that portion of the distribution reset period falling in a leap year divided by 366 and (ii) the actual number of days in that portion of the distribution reset period falling in a non-leap year divided by 365);
•	if “Actual/365 (Fixed),” “Act/365 (Fixed),” “A/365 (Fixed)” or “A/365F” is specified, the actual number of days in the distribution reset period in respect of which payment is being made divided by 365;
•	if “Actual/360,” “Act/360” or “A/360” is specified, the actual number of days in the distribution reset period in respect of which payment is being made divided by 360;
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•	if “30/360,” “360/360” or “Bond Basis” is specified, the number of days in the distribution reset period in respect of which payment is being made divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (i) the last day of the distribution reset period is the 31st day of a month but the first day of the distribution reset period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month or (ii) the last day of the distribution reset period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month));
•	if “30E/360” or “Eurobond Basis” is specified, the number of days in the distribution reset period in respect of which payment is being made divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months, without regard to the date of the first day or last day of the distribution reset period unless, in the case of the final distribution reset period, the maturity date is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month); or
•	the day count fraction applicable to the underlying securities.

Floating Rate Certificates.  Each series of trust certificates with a variable distribution rate will be designated as a “Floating Rate Certificate” unless in the applicable prospectus supplement it is designated as an “Inverse Floating Rate Certificate,” a “Floating Rate/Fixed Rate Certificate,” a “Fixed Rate/Floating Rate Certificate,” a “Floating Rate/Inverse Floating Rate Certificate,” an “Inverse Floating Rate/Floating Rate Certificate,” a “Fixed Rate/Inverse Floating Rate Certificate” or an “Inverse Floating Rate/Fixed Rate Certificate.” All series of trust certificates with a variable distribution rate will pay distributions on the outstanding principal balance of that series at the initial applicable distribution rate set forth on its face and in the applicable prospectus supplement from its original issue date to but excluding the first distribution reset date for that series.  The distribution reset date is the first day of each daily, weekly, monthly, quarterly, semiannual or annual distribution reset period, specified in the applicable prospectus supplement for the series.

Thereafter, the applicable distribution rate on the series for each distribution reset date will be:

(A)	for trust certificates designated as “Floating Rate Certificates,” determined by reference to an interest rate basis, or “base rate,” plus or minus the spread, if any, or multiplied by the spread multiplier, if any,
(B)	for trust certificates designated as “Inverse Floating Rate Certificates,” equal to the fixed distribution rate specified in the applicable prospectus supplement minus the rate determined by reference to the applicable base rate, plus or minus the spread, if any, or multiplied by the spread multiplier, if any,
(C)	for trust certificates designated as “Floating Rate/Fixed Rate Certificates,” determined by reference to a base rate, plus or minus the spread, if any, or multiplied by the spread multiplier, if any, until the date specified in the applicable prospectus supplement as the date on which distributions will begin to be calculated on the basis of a fixed distribution rate and as of that date the applicable distribution rate will be the fixed distribution rate specified in the applicable prospectus supplement or, if no such rate is specified, the applicable distribution rate in effect on the day immediately preceding the date on which distributions will begin to be calculated on the basis of a fixed distribution rate,
(D)	for trust certificates designated as “Fixed Rate/Floating Rate Certificates,” equal to a fixed distribution rate until the date specified in the applicable prospectus supplement as the date on which distributions will begin to be determined by reference to a base rate plus or minus the spread, if any, or multiplied by the spread multiplier, if any,
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(E)	or trust certificates designated as “Floating Rate/Inverse Floating Rate Certificates,” determined by reference to a base rate, plus or minus the spread, if any, or multiplied by the spread multiplier, if any, until the date specified in the applicable prospectus supplement as the date on which distributions will begin to be calculated on the basis of a distribution rate equal to the fixed distribution rate specified in the applicable prospectus supplement minus the rate determined by reference to a base rate, plus or minus the spread, if any, or multiplied by the spread multiplier, if any,
(F)	for trust certificates designated as “Inverse Floating Rate/Floating Rate Certificates,” calculated on the basis of a distribution rate equal to the fixed distribution rate specified in the applicable prospectus supplement minus the rate determined by reference to a base rate, plus or minus the spread, if any, or multiplied by the spread multiplier, if any, until the date specified in the applicable prospectus supplement as the date on which distributions will begin to be determined by reference to a base rate, plus or minus the spread, if any, or multiplied by the spread multiplier, if any,
(G)	for trust certificates designated as “Fixed Rate/Inverse Floating Rate Certificates,” equal to a fixed distribution rate until the date specified in the applicable prospectus supplement as the date on which distributions will begin to be calculated on the basis of a distribution rate equal to the fixed distribution rate specified in the applicable prospectus supplement minus the rate determined by reference to a base rate, plus or minus the spread, if any, or multiplied by the spread multiplier, if any, or
(H)	for trust certificates designated as “Inverse Floating Rate/Fixed Rate Certificates,” calculated on the basis of a distribution rate equal to the fixed distribution rate specified in the applicable prospectus supplement minus the rate determined by reference to a base rate, plus or minus the spread, if any, or multiplied by the spread multiplier, if any, until the date specified in the applicable prospectus supplement as the date on which distributions will begin to be calculated on the basis of a fixed distribution rate and as of that date the applicable distribution rate will be the fixed distribution rate specified in the applicable prospectus supplement or, if no such rate is specified, the applicable distribution rate in effect on the day immediately preceding the date on which distributions will begin to be calculated on the basis of a fixed distribution rate, provided, however, that if any of the above calculations would result in the applicable distribution rate being less than zero then the applicable distribution rate will be deemed to be equal to zero.

The “base rate” for any series of trust certificates will be designated in the applicable prospectus supplement, as described in greater detail below.  The “spread” is the number of basis points, where one basis point equals one one-hundredth of a percentage point, that may be specified in the applicable prospectus supplement as being applicable to that series.  The “spread multiplier” is the percentage that may be specified in the applicable prospectus supplement as being applicable to that series.  The applicable prospectus supplement may specify, however, that:

(A)	the base rate for a floating rate certificate may be determined by reference to two or more of the base rates described below, and
(B)	the spread or spread multiplier on a series of floating rate certificates may be subject to adjustment from time to time in response to designated changes in the rating assigned to those trust certificates by one or more rating agencies, in accordance with a schedule or otherwise, all as described in the applicable prospectus supplement.

If the terms of a related swap agreement or the related underlying securities so provide, the spread or spread multiplier on a particular series or class may be subject to adjustment from time to time in response to specified changes in the rating assigned to that series or class by one or more rating agencies, all as described in the applicable prospectus supplement. The applicable prospectus supplement will designate one or more of the

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following base rates as a reference for the calculation of payments under the related swap agreement or as applicable to the determination of the applicable distribution rate in a floating rate certificate:

•	the CD Rate for a “CD Rate Certificate”;
•	the Federal Funds Rate for a “Federal Funds Certificate”;
•	LIBOR Rate for a “LIBOR Certificate”;
•	the prime loan rates or base lending rates of major U.S. banks for a “Prime Rate Certificate”;
•	the Treasury Rate for a “Treasury Rate Certificate”;
•	the Commercial Paper Rate for a “Commercial Paper Rate Certificate”;
•	the constant maturities swap rate for a “CMS Rate Certificate”; or
•	another base rate based on an index customarily used to measure interest in debt transactions (which will not be an index based on securities or commodities prices), as set forth in the applicable prospectus supplement.

Distributions will be payable only from cash that the trustee receives from the underlying securities that are available for application to that payment or from the related swap agreement, notwithstanding the accrual of distributions on the principal balance of the certificates at a higher rate.

As specified in the applicable prospectus supplement, floating rate certificates of a particular series may also have either or both of the following:

(A)	a “maximum certificate rate,” which is a maximum limitation, or ceiling, on the rate at which distributions may accrue during any distribution accrual period specified in the applicable prospectus supplement; and
(B)	a “minimum certificate rate,” which is a minimum limitation, or floor, on the rate at which distributions may accrue during any distribution accrual period specified in the prospectus supplement.

In each case, these distribution rates will be expressed as a rate per annum on a simple interest basis.  In addition to any maximum certificate rate, the distribution rate applicable to any series of floating rate certificates will in no event be higher than the maximum rate of interest permitted by applicable New York and United States federal law.  Under applicable New York and United States federal law as of the date of this prospectus, the maximum rate of interest, with some exceptions, is 25% per annum on a simple interest basis.

If a swap agreement provides for all interest payments on particular underlying securities to be paid to the swap counterparty, the interest rate applicable to the related trust certificates will be the corresponding floating rate payable to the related trust under that swap agreement, subject to adjustment in the event of any changes in the underlying portfolio.

The depositor will appoint, and enter into agreements with, calculation agents (each, a “Calculation Agent”) who will calculate floating distribution rates on each series of floating rate certificates.  The applicable prospectus supplement will set forth the identity of the calculation agent for each series of floating rate certificates.  All determinations of distributions by the calculation agent will, if made on a commercially reasonable basis and in good faith, be conclusive for all purposes and binding on the holders of floating rate certificates of a given series.

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The applicable floating distribution rate will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the “Interest Accrual Period”).  The first day of each Interest Accrual Period is called a “Interest Reset Date” and, with respect to each series, will be specified in the applicable prospectus supplement; provided that the distribution rate in effect for the 10 days immediately before the final scheduled distribution date for a particular series of certificates will be either (i) the distribution rate applicable to each of those 10 days immediately before the final scheduled distribution date for a particular series of certificates or (ii) that in effect on the tenth day preceding that final scheduled distribution date, as specified in the prospectus supplement. If an Interest Reset Date for any series of floating rate certificates would otherwise be a day that is not a Business Day, that distribution reset date will occur on the next business day, except that, in the case of a LIBOR certificate described above, if that Business Day would fall in the next calendar month, the distribution reset date will be the immediately preceding Business Day.

Distributions payable in respect of floating rate certificates will be either (i) the accrued distributions from and including the original issue date of the series or the last distribution reset date to which distributions have accrued and been distributed, as the case may be, to but excluding the immediately following distribution date, or (ii) the accrued distributions from but excluding the original issue date of the series or the last distribution reset date to which distributions have accrued and been distributed, as the case may be, to and including the immediately following distribution date, or (iii) on a schedule that is substantially similar to the schedule on the underlying securities, as specified in the prospectus supplement.

With respect to a floating rate certificate, accrued distributions will be calculated by multiplying the certificate’s principal balance with respect to a distribution reset period by the product of the applicable distribution rate and one of the following day count fractions, as specified in the applicable prospectus supplement:

•	if “1/1” is specified, 1;
•	if “Actual/365,” “Act/365,” “A/365,” “Actual/Actual” or “Act/Act” is specified, the actual number of days in the distribution reset period in respect of which payment is being made divided by 365 (or, if any portion of that distribution reset period falls in a leap year, the sum of (i) the actual number of days in that portion of the distribution reset period falling in a leap year divided by 366 and (ii) the actual number of days in that portion of the distribution reset period falling in a non-leap year divided by 365);
•	if “Actual/365 (Fixed),” “Act/365 (Fixed),” “A/365 (Fixed)” or “A/365F” is specified, the actual number of days in the distribution reset period in respect of which payment is being made divided by 365;
•	if “Actual/360,” “Act/360” or “A/360” is specified, the actual number of days in the distribution reset period in respect of which payment is being made divided by 360;
•	if “30/360,” “360/360” or “Bond Basis” is specified, the number of days in the distribution reset period in respect of which payment is being made divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (i) the last day of the distribution reset period is the 31st day of a month but the first day of the distribution reset period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month or (ii) the last day of the distribution reset period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month));
•	if “30E/360” or “Eurobond Basis” is specified, the number of days in the distribution reset period in respect of which payment is being made divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months, without regard to the date of the first day or last day of the distribution reset period unless, in the case of the final distribution reset period, the maturity date is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month); or
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•	the day count fraction applicable to the underlying securities.

For purposes of making the foregoing calculation, the variable distribution rate in effect on any distribution reset date will be the applicable rate as reset on that date.

All percentages resulting from any calculation of the distribution rate on a floating rate certificate will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from that calculation on floating rate certificates will be rounded to the nearest one-hundredth of a unit, with .005 of a unit being rounded upward.

Distributions on any series of floating rate certificates will be distributable on the distribution dates and for the Interest Accrual Periods as and to the extent set forth in the applicable prospectus supplement.

Upon the request of the holder of any floating rate certificate of a particular series, the calculation agent for that series will provide the applicable distribution rate then in effect and, if determined, the distribution rate that will become effective on the next Interest Reset Date with respect to the floating rate certificate.

In the descriptions below:

•	The “Index Maturity” for any series of floating rate certificates is the period of maturity of the instrument or obligation from which the base rate is calculated.
•	“H.15(519)” means the publication entitled “Statistical Release H.15(519), Selected Interest Rates,” or any successor publication of the Board of Governors of the Federal Reserve System.
•	“Composite Quotations” means the daily statistical release entitled “Composite 3:30 p.m. Quotations for U.S. Government Securities,” or any successor publication, published by the Federal Reserve Bank of New York.

CD Rate Certificates.  CD Rate Certificates will pay distributions at rates specified in the applicable prospectus supplement and will be calculated with reference to the CD Rate and the spread and/or the spread multiplier, if any.

Unless otherwise specified in the applicable prospectus supplement, the “CD Rate” for each Interest Accrual Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Accrual Period (a “CD Rate Determination Date”) and will be the rate for negotiable certificates of deposit having the Index Maturity designated in the applicable prospectus supplement as published in H.15(519) under the heading “CDs (Secondary Market).”  In the event that such rate is not published prior to 3:00 p.m., New York City time, on the CD Rate Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the “CD Rate” for such Interest Accrual Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity designated in the applicable prospectus supplement as published in Composite Quotations under the heading “Certificates of Deposit.”  If by 3:00 p.m., New York City time, on such CD Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the “CD Rate” for such Interest Accrual Period will be calculated by the Calculation Agent for such CD Rate Certificate and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for such CD Rate Certificate for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity designated in the related prospectus supplement in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the “CD Rate” for such Interest Accrual Period will be the same as the CD Rate for the immediately preceding Interest Accrual Period.

The “CD Rate Calculation Date” pertaining to any CD Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next

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succeeding Business Day and (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

CD Rate certificates, like other trust certificates, are not deposit obligations of a bank and are not insured by the Federal Deposit Insurance Corporation.

Commercial Paper Rate Certificates.  Commercial Paper Rate Certificates will pay distributions at the rates that the applicable prospectus supplement specifies, calculated with reference to the Commercial Paper Rate, as described below and the spread and/or the spread multiplier, if any.

Unless otherwise specified in the applicable prospectus supplement, the “Commercial Paper Rate” for each Interest Accrual Period will be determined by the Calculation Agent for such Commercial Paper Rate Certificate as of the second Business Day prior to the Interest Reset Date for such Interest Accrual Period (a “Commercial Paper Rate Determination Date”) and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified in the applicable prospectus supplement, as such rate shall be published in H.15(519) under the heading “Commercial Paper.”  In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Commercial Paper Rate Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the “Commercial Paper Rate” for such Interest Accrual Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the specified Index Maturity as published in Composite Quotations under the heading “Commercial Paper.”  If by 3:00 p.m., New York City time, on such Commercial Paper Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the “Commercial Paper Rate” for such Interest Accrual Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for such Commercial Paper Rate Certificate for commercial paper of the specified Index Maturity placed for an industrial issuer whose bonds are rated “AA” or the equivalent by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting offered rates as mentioned in this sentence, the “Commercial Paper Rate” for such Interest Accrual Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Accrual Period.

The term “Money Market Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

D × 360 360 - (D × M)
Money Market Yield	=		×	100

where “D” refers to the applicable annual rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and “M” refers to the actual number of days in the applicable period for which interest is being calculated.

The “Commercial Paper Rate Calculation Date” pertaining to any Commercial Paper Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

Federal Funds Rate Certificates.  Federal Funds Rate certificates will bear interest at the interest rates that the applicable prospectus supplement specifies, calculated with reference to the Federal Funds Rate, as described below, and the spread and/or the spread multiplier, if any.

Unless otherwise specified in the applicable prospectus supplement, the “Federal Funds Rate” for each Interest Accrual Period shall be the effective rate on the Interest Reset Date for such Interest Accrual Period (a “Federal Funds Rate Determination Date”) for Federal Funds as published in H.15(519) under the heading “Federal

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Funds (Effective).”  In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Federal Funds Rate Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the “Federal Funds Rate” for such Interest Accrual Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading “Federal Funds/Effective Rate.”  If by 3:00 p.m., New York City time, on such Federal Funds Rate Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the “Federal Funds Rate” for such Interest Accrual Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading “Federal Funds (Effective)”; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Federal Funds Rate Calculation Date, the “Federal Funds Rate” for such Interest Accrual Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Accrual Period (or, if there was no such Interest Accrual Period, the Initial Pass-Through Rate).  Unless otherwise specified in the applicable prospectus supplement, in the case of a Federal Funds Rate Certificate that resets daily, the Pass-Through Rate on such Certificate for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent for such certificate on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rate in effect with respect to each such day in such week.

The “Federal Funds Rate Calculation Date” pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

LIBOR Certificates.  LIBOR Certificates will pay distributions at the rates that the applicable prospectus supplement specifies, calculated with reference to LIBOR and the spread and/or the spread multiplier, if any.

With respect to LIBOR indexed to the offered rate for U.S. dollar deposits, unless otherwise specified in the applicable prospectus supplement,

“LIBOR” for each Interest Accrual Period will be determined by the Calculation Agent for any LIBOR Certificate as follows:

(i)	On the second London Banking Day prior to the Interest Reset Date for such Interest Accrual Period (a “LIBOR Determination Date”), the Calculation Agent for such LIBOR Certificate will determine the arithmetic mean of the offered rates for deposits in U.S. dollars for the period of the Index Maturity specified in the applicable prospectus supplement, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date.

“Reuters Screen LIBO Page” means the display designated as page “LIBOR” on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).  If at least two such offered rates appear on the Reuters Screen LIBO Page, “LIBOR” for such Interest Accrual Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Certificate.

(ii)	If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Calculation Agent for such LIBOR Certificate will request the principal London offices of each of four major banks in the London interbank market selected by such Calculation Agent to provide such Calculation Agent with its offered quotations for deposits in U.S. dollars for the period of the specified Index Maturity, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, “LIBOR” for such Interest Accrual Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, “LIBOR” for such Interest Accrual Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent for such LIBOR Certificate at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the specified Index Maturity, commencing on such Interest Reset Date, and in a
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principal amount equal to an amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by such Calculation Agent are quoting rates as specified in this sentence, “LIBOR” for such Interest Accrual Period will be the same as LIBOR for the immediately preceding Interest Accrual Period.

If LIBOR with respect to any LIBOR Certificate is indexed to the offered rates for deposits in a currency other than U.S. dollars, the applicable prospectus supplement will set forth the method for determining such rate.

Prime Rate Certificates.  Prime Rate Certificates will pay distributions at the interest rates, calculated with reference to the prime rate and the spread and/or the spread multiplier, if any, specified in the applicable prospectus supplement.

Unless otherwise specified in the related prospectus supplement, the “prime rate” means, with respect to any record date, that rate on that date, as published in H.15(519) under the heading “Bank Prime Loan.”  If that rate is not published by 9:00 a.m., New York City time, on the calculation date pertaining to that record date the prime rate will be the arithmetic mean of the rates of interest publicly announced by each bank named on the “Reuters Screen NYMF Page” as that bank’s prime rate or base lending rate as in effect for that record date.  “Reuters Screen NYMF Page” means the display designated as page “NYMF” on the Reuters Monitor Money Rates Service, or any other page that may replace the NYMF page on that service for the purpose of displaying prime rates or base lending rates of major U.S. banks.  If fewer than four but more than one rate appears on the Reuters Screen NYMF Page for that record date the prime rate will be the arithmetic mean of the prime rates, quoted on the basis of the actual number of days in the year divided by 360, as of the close of business on that record date by four major money center banks in The City of New York.  If fewer than two rates appear on the Reuters Screen NYMF page, the prime rate will be the arithmetic mean of the prime rates in effect for the record date as furnished in The City of New York by at least three substitute banks or trust companies organized and doing business under the laws of the United States, or any U.S. state, in each case having total equity capital of at least $500,000,000 and subject to supervision or examination by federal or state authority.  The banks and trust companies referred to above will be selected by the calculation agent after consultation with the Depositor.  However, if the banks or trust companies that the calculation agent selects are not quoting those rates, the distribution rate for the period commencing on the distribution reset date following the record date will be the distribution rate borne by the prime rate certificates on the record date.  If the prime rate must be calculated then that calculation will be performed by the calculation agent.

Treasury Rate Certificates.  Treasury Rate Certificates will pay distributions at the rates, calculated with reference to the Treasury Rate and the spread and/or the spread multiplier, if any, specified in the applicable prospectus supplement.

Unless otherwise specified in the applicable prospectus supplement, the “Treasury Rate” for each Interest Accrual Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Accrual Period of direct obligations of the United States (“Treasury bills”) having the Index Maturity specified in the applicable prospectus supplement, as such rate shall be published in H.15(519) under the heading “U.S. Government Certificates-Treasury bills-auction average (investment)” or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Treasury Rate Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury.  In the event that the results of the auction of Treasury bills having the specified Index Maturity are not published or reported as provided above by 3:00 p.m., New York City time, on such Treasury Rate Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the “Treasury Rate” for such Interest Accrual Period shall be calculated by the Calculation Agent for such Treasury Rate Certificate and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by such Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the specified Index Maturity; provided, however, that if the dealers selected as aforesaid by such Calculation Agent are not quoting bid rates as mentioned in this sentence, then the “Treasury Rate” for such Interest Accrual Period will be the same as the

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Treasury Rate for the immediately preceding Interest Accrual Period (or, if there was no such Interest Accrual Period, the Initial Pass-Through Rate).

The “Treasury Rate Determination Date” for such Interest Accrual Period will be the day of the week in which the Interest Reset Date for such Interest Accrual Period falls on which Treasury bills would normally be auctioned.  Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday.  If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Accrual Period commencing in the next succeeding week.  Unless otherwise specified in the applicable prospectus supplement, if an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Certificate, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

The “Treasury Rate Calculation Date” pertaining to any Treasury Rate Determination Date shall be the first to occur of (a) the tenth calendar day after such Treasury Rate Determination Date or, if such a day is not a Business Day, the next succeeding Business Day or (b) the second Business Day preceding the date any distribution of interest is required to be made following the applicable Interest Reset Date.

CMS Rate Certificates.  CMS Rate Certificates will pay distributions at the rates, calculated with reference to the CMS Rate and the spread and/or the spread multiplier, if any, specified in the applicable prospectus supplement.

The “CMS Rate” for each Interest Accrual Period will be determined by the Calculation Agent for such CMS Rate Certificate as of the second U.S. Government Securities Business Day prior to the Interest Reset Date for such Interest Accrual Period (a “CMS Rate Determination Date”) by multiplying (i) the principal amount specified in the applicable prospectus supplement, (ii) the rate displayed in the Moneyline Telerate Page 42276 for such Interest Accrual Period and (iii) the actual number of days in the related Interest Accrual Period, divided by 360 (calculated on the basis of a 360-day year of twelve 30-day months).

The “Moneyline Telerate Page 42276 Swap Rate” shall be the rate displayed on the Moneyline Telerate Page 42276 by 11:00 a.m., New York City time, on the CMS Rate Calculation Date (which we describe below) pertaining to the CMS Rate Determination Date under the heading (or any successor heading) “RATES AS AT 11:00 EST under the column for the Index Maturity specified in the applicable prospectus supplement for such CMS Rate Determination Date.  If the above rate is no longer displayed on the relevant page, or if not displayed by 11:00 a.m., New York City time, on the CMS Rate Calculation Date, then the CMS Rate will be the rate for U.S. Dollar swaps with a maturity of the Index Maturity designated in the applicable prospectus supplement, expressed as a percentage, which appears on the Reuters Screen ISDAFIX1 Page as of 11:00 a.m., New York City time, on the CMS Rate Calculation Date.  If that information is no longer displayed by 11:00 a.m., New York City time, on the CMS Rate Calculation Date, then the CMS Rate will be a percentage determined on the basis of the mid-market semi-annual swap rate quotations provided by five leading swap dealers in the New York City interbank market at approximately 11:00 a.m., New York City time, on the CMS Rate Calculation Date.  For this purpose, the semi-annual swap rate means the mean of the bid and offered rates for the semi-annual fixed leg, calculated on a 30/360 day count basis, of a fixed-for-floating U.S. Dollar interest rate swap transaction with a term equal to the Index Maturity designated in the applicable prospectus supplement commencing on that CMS Rate Determination Date with an acknowledged dealer of good credit in the swap market, where the floating leg, calculated on an Actual/ 360 day count basis, is equivalent to “LIBOR Moneyline Telerate” with a maturity of three months. The Calculation Agent will select the five swap dealers after consultation with the Depositor and will request the principal New York City office of each of those dealers to provide a quotation of its rate.  If at least three quotations are provided, the CMS Rate for that CMS Rate Determination Date will be the arithmetic mean of the quotations, eliminating the highest and lowest quotations or, in the event of equality, none of the highest and one of the lowest quotations.  If fewer than three swap dealers selected by the Calculation Agent are quoting as described above, the CMS Rate will be the CMS Rate in effect on that CMS Rate Determination Date or, if that CMS Rate Determination Date is the first CMS Rate Determination Date, the Initial Pass-Through Rate.

“CMS Rate Calculation Date” pertaining to any CMS Rate Determination Date shall be the next succeeding Business Day.

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“Reuters Screen ISDAFIX1 Page” means the display on the Reuters Money 3000 Service (or any successor services) on the “ISDAFIX1” page (or any other page as may replace that page on that service) for the purpose of displaying rates or prices comparable to that floating rate payment).

“U.S. Government Securities Business Day” means, any day except for a Saturday, Sunday or a day on which The Bond Market Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

If two United States Treasury securities with an original maturity greater than the index maturity specified in the applicable prospectus supplement have remaining terms to maturity equally close to the particular index maturity, the quotes for the United States Treasury security with the shorter original remaining term to maturity will be used.

Principal of the Trust Certificates

Each trust certificate, other than some classes of strip certificates, will have a “certificate principal balance,” which, at any time, will equal the maximum amount that the holder of the certificate will be entitled to receive in respect of principal out of the future cash flows on the underlying securities.  The applicable prospectus supplement will include a section entitled “Description of the Trust Certificates—Collections and Distributions,” which will describe the priority of distributions on each class of trust certificates in a particular series.  The outstanding certificate principal balance of a trust certificate will be reduced to the extent of distributions of principal on the certificate.  In addition, if applicable pursuant to the terms of the related series, the outstanding certificate principal balance will be reduced by the amount of any realized losses, which are the net losses realized on any underlying securities or other assets deposited in the related trust that are allocated to the certificates.  The applicable prospectus supplement will specify the initial aggregate certificate principal balance of a series.

Optional Exchange

The applicable prospectus supplement, other than a prospectus supplement for INDEXPLUS Trust Certificates, may provide that any of the depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, the trustee or their respective affiliates and designees, or any other person identified in the prospectus supplement, may have an “optional exchange right.”

A person with an optional exchange right may, when permitted by the terms described in the prospectus supplement, exchange trust certificates of any particular series for a pro rata portion of the underlying securities.

The prospectus supplement will specify the terms upon which an optional exchange right may be exercised; provided that:

(1)	any optional exchange right shall be exercisable only to the extent that the exercise of that right:
(A)	would not affect the trust’s ability to be exempt under Rule 3a-7 under the Investment Company Act of 1940, as amended, and all applicable rules, regulations and interpretations under the act; and
(B)	would not affect the characterization of the trust as a “grantor trust” under the Internal Revenue Code;
(2)	if the trust has entered into a swap agreement, any optional exchange right will be exercisable only if the exchanging holder obtains the consent of any swap counterparty to such exchange and tenders to the swap counterparty a termination payment in respect of termination of any portion of the swap agreement corresponding to the portion of the underlying securities to be distributed by the trustee.

The exercise of an optional exchange right will decrease the aggregate amount of trust certificates of the applicable exchangeable series outstanding.  For more details, see “Risk Factors—The exercise of an optional

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exchange right may decrease the amount of outstanding trust certificates.”  While the exercise of an optional exchange will decrease the aggregate amount of trust certificates of the applicable exchangeable series outstanding, the availability of the optional exchange right may increase liquidity for the certificateholders.  The ability to exchange trust certificates for underlying securities enables holders of optional exchange rights to sell underlying securities, which may be part of a more liquid issue than the trust certificates, at a better price for the holder than the sale of any such less liquid trust certificates.

The trustee will provide certificateholders with semi-annual reports describing, among other things, the aggregate principal amount, or notional amount, if applicable, of the underlying securities remaining in the related trust.  See “Description of the Trust Agreement—Reports to Certificateholders; Notices” for more details.

Any series with certificates that may be exchanged pursuant to an optional exchange right is referred to as an “exchangeable series.”

Default and Remedies

See “Description of the Trust Agreement—Trust wind-up events and liquidation events”.

Call Rights

The trust certificates or the underlying securities may be subject to “call rights.”  Call right may initially be held by the depositor or an affiliate of the depositor.  Also, if so specified in the relevant prospectus supplement, the depositor or an affiliate of the depositor may have the ability to transfer the call right.  The initial holder of call rights and every subsequent transferee thereof will be a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act.  No call right will be a “Redeemable Security” as defined in Section 2(a)(32) of the Investment Company Act of 1940, as amended, and under all applicable rules, regulations and interpretations thereunder.

A call right on trust certificates is the right to purchase all or some of the trust certificates of a particular series or class from the holders of those certificates.  A call right on underlying securities is the right to purchase all or some of the underlying securities of a given series from the related trust.

The likelihood that a party will exercise its call right increases as interest rates generally prevailing in the market for debt securities fall relative to those in effect on the dates on which, or periods during which, the series of trust certificates may be issued.  Any reduction in interest rates would increase the value of the underlying securities, making the exercise of a call right more likely.  If one or more specified persons hold a call right with respect to a particular series of certificates, the applicable prospectus supplement will designate that series as a “callable series.”

The terms upon which the persons or entities specified above may exercise a call right will be described in the applicable prospectus supplement.  Those terms may include the following:

•	the initial holder of the call right;
•	whether the trust certificate principal balance or notional amount of each trust certificate being purchased pursuant to the call right must be an authorized denomination;
•	the call date or dates; and
•	the call price.

After receiving notice of the exercise of a call right, the trustee will disseminate that notice as specified in the trust agreement.  Upon the satisfaction of any applicable conditions to the exercise of a call right, each certificateholder will be entitled to receive payment of a pro rata share of the call price paid in connection with that exercise.  In the case of a purchase of less than all of the trust certificates, only certificateholders from whom trust

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certificates are called will be entitled to receive payment of a pro rata share of the call price.  In addition, in conjunction with the exercise of a call in respect of all or a portion of the underlying securities, the trust certificates will be redeemed in whole or in part, pro rata or in accordance with the allocation ratio, as applicable and as specified in the related prospectus supplement.

Put Right

Some or all of the underlying securities deposited in a trust may give the holders of those underlying securities a put option.  A put option permits the holders of underlying securities to require the underlying securities issuer to repurchase or otherwise repay the underlying securities on or after a fixed date.

If underlying securities for a particular series of certificates are subject to a put option, the trustee for that series of trust certificates will, if the criteria relating to the exercise of that put option on the underlying securities, as specified in the applicable prospectus supplement, are met, exercise the put option on the “put date.”  The “put date” is the first date that the option is available to be exercised.  If the trustee exercises the put option, the trustee will tender the underlying securities to the underlying securities issuer on the put date in exchange for repurchase or repayment proceeds.  The proceeds received by a trust from the exercise of the put option will be distributed as described in the applicable prospectus supplement.  Holders of callable trust certificates should note that if the holder of a call right has exercised that right before the put date then any holders of trust certificates that are called prior to the put date will not receive put proceeds.  Instead, those persons will receive a pro rata share of the call proceeds as described above under “—Call Rights.”

The depositor will not issue a series of trust certificates with underlying securities that are subject to a put option if doing so would either (1) cause the trust or the depositor to fail to satisfy the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended, or (2) affect the characterization of the trust as a “grantor trust” under the Internal Revenue Code.

Global Securities

All trust certificates of a given series will, upon issuance, be represented by one or more global securities that will be deposited with, or on behalf of, DTC, and registered in the name of Cede, as nominee of DTC.  Unless and until a global security is exchanged in whole or in part for definitive certificates, which are the individual trust certificates that the global security represents, a global security may not be transferred except:

•	as a whole by the depositary for that global security to a nominee of that depositary; or
•	by a nominee of that depositary to the depositary or another nominee of the depositary; or
•	by that depositary or any nominee of the depositary to a successor of the depositary or a nominee of the successor.

DTC has advised the depositor as follows:

•	DTC is a limited-purpose trust company organized under the laws of the State of New York;
•	DTC is a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code, and a “clearing agency” registered pursuant to the provisions of Section 17A of the Exchange Act;
•	DTC was created to hold securities of the institutions that have accounts with DTC and to facilitate the clearance and settlement of securities transactions among those institutions in those securities through electronic computerized book-entry changes in accounts of the participating institutions, thereby eliminating the need for physical movement of trust certificates; and
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•	DTC’s participating institutions include securities brokers and dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated, banks, trust companies, clearing corporations and other organizations, some of which, and/or their representatives, own DTC. Access to the DTC system is also available to others, such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a participating institution, either directly or indirectly. DTC has confirmed to the depositor that it intends to follow these procedures.

Upon the issuance of a global security, the depositary for the global security will credit, on its book-entry registration and transfer system, the respective principal amounts of the individual trust certificates that the global security represents to the accounts of its participating institutions.  The underwriters of the trust certificates will designate the accounts to be credited, or, if the trust certificates are offered and sold directly through one or more agents, the depositor or its agent or agents will designate the accounts to be credited.  Only institutions that have accounts with the depositary or persons or entities that may hold beneficial interests through these institutions can own beneficial interests in a global security.  Ownership of beneficial interests in a global security will be shown on, and the transfer of that ownership will be effected only through, records maintained by the depositary for that global security or by institutions that have accounts with the depositary or persons or entities that hold securities through these institutions.  The laws of some states require that some purchasers of securities take physical delivery of those securities.  Those limits and laws may limit the market for beneficial interests in a global security.

So long as the depositary for a global security, or its nominee, is the owner of the global security, the depositary or the nominee, as the case may be, will be considered the sole certificateholder of the individual trust certificates that the global security represents for all purposes under the trust agreement and the related series supplement governing the trust certificates.  Except as set forth below, owners of beneficial interests in a global security will not be entitled to have the individual trust certificates that the global security represents registered in their names, will not receive or be entitled to receive physical delivery of any of those trust certificates and will not be considered the certificateholders under the trust agreement and the related series supplement governing the trust certificates.  Because the depositary can act only on behalf of the institutions that have accounts with it, the ability of a holder of any trust certificate to pledge that trust certificate to persons or entities that do not participate in the depositary’s system, or to otherwise act with respect to that trust certificate, may be limited due to the lack of a physical trust certificate.

Payments of principal of and premium, if any, and any distributions on individual trust certificates represented by a global security will be made to the depositary or its nominee, as the case may be, as the certificateholder of the global security.  None of the depositor, the trustee or securities intermediary for the trust certificates, any paying agent or the trust certificate registrar for the trust certificates will have responsibility or liability for any aspect of the records relating to or payments made on account of beneficial interests in the global security or for maintaining, supervising or reviewing any records relating to the beneficial interests.

The depositor expects that the depositary for trust certificates of a particular series, upon receipt of any payment of principal, premium or distributions in respect of a definitive global security representing any of the trust certificates, will immediately credit participating institutions’ accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of the global security as shown on the records of the depositary.  The depositary also expects that payments by institutions that have accounts with it to owners of beneficial interests in the global security held through those institutions will be registered in “street name” and will be the responsibility of those institutions.

If the depositary for trust certificates of a given series is at any time unwilling or unable to continue as depositary and the depositor does not appoint a successor depositary within 90 days, the depositor will issue individual definitive trust certificates in exchange for the global security or securities representing those trust certificates.  In addition, the depositor may at any time and in its sole discretion determine not to have any trust certificates of a particular series represented by one or more global securities and, in that event, will issue definitive certificates of the series in exchange for the global security or securities representing the trust certificates.  Further, if the depositor so specifies with respect to the trust certificates of a particular series, an owner of a beneficial interest in a global security representing trust certificates of that series may, on terms acceptable to the depositor and the depositary for the global security, receive individual definitive trust certificates in exchange for the beneficial interest.  In that case, an owner of a beneficial interest in a global security will be entitled to physical delivery of

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individual definitive trust certificates of the series that the global security represents equal in principal amount to the beneficial interest and to have the definitive trust certificates registered in its name.

The applicable prospectus supplement will set forth any specific terms of the depositary arrangement with respect to any series of trust certificates being offered to the extent not set forth or different from the description above.

DESCRIPTION OF THE TRUST AGREEMENT

General.  The following summary of material provisions of the trust agreement does not purport to be complete and is qualified in its entirety by reference to the detailed provisions of the form of trust agreement filed as an exhibit to this registration statement.  Wherever references to particular sections or defined terms of the trust agreement appear in this prospectus, those sections or defined terms are incorporated in this prospectus by reference as part of the statement made and the statement is qualified in its entirety by such reference.

Assignment of Underlying Securities and Any Other Assets Deposited in the Trust

At the time any series of trust certificates is issued, the depositor will cause the underlying securities and any other deposited assets to be assigned and delivered to the trustee for deposit in the related trust, together with all principal, premium, if any, and interest received by or on behalf of the depositor on or with respect to those underlying securities and other assets deposited in the trust after the cut-off date specified in the prospectus supplement, other than principal, premium, if any, and interest due on or before the cut-off date and other than any retained interest. Concurrently with that assignment, the depositor will execute, and the trustee will authenticate and deliver, trust certificates to the depositor in exchange for the underlying securities.  The trust will also enter into any applicable swap agreement. Each underlying security and any other asset deposited in the trust will be identified in a schedule to the applicable series supplement to the trust agreement.  The schedule will include summary identifying information with respect to each underlying security and other deposited asset as of the cut-off date.  The schedule will include, to the extent applicable, information regarding the payment terms, any retained interest, the maturity or term and any other material information with respect to any concentrated underlying securities.

In addition, the depositor will, with respect to each underlying security and other deposited asset, deliver or cause to be delivered to the trustee, or to the custodian, all documents necessary to transfer to the trustee ownership of the underlying securities.  The trustee or the custodian will hold those documents in trust for the benefit of the certificateholders.

The series supplement will contain representations and warranties of the depositor regarding its authority to enter into, and its ability to perform its obligations under, the trust agreement and the related series supplement.  Upon a breach of any representation of the depositor that materially and adversely affects the interests of the certificateholders, the depositor will be obligated to cure the breach in all material respects.

Collection and Other Administrative Procedures

General.  With respect to any series of trust certificates, the trustee or any other person specified in the prospectus supplement, directly or through administrative agents, will establish and maintain specific accounts for the benefit of the holders of the relevant trust certificates and will deposit into those accounts all amounts that it receives in respect of the underlying securities.  At the direction of the depositor, the trustee on behalf of a trust may direct any depository institution maintaining those accounts to invest the funds in the accounts in one or more “eligible investments,” as defined in the trust agreement, bearing interest or sold at a discount.  Any earnings with respect to those investments will be paid to, and any losses with respect to the investments will be solely for the account of, the certificateholders and, if applicable, the holder of the retained interest, in accordance with the allocation ratio.  Further, the trustee or any other person specified in the prospectus supplement will make reasonable efforts to collect all payments required to be made pursuant to the terms of the underlying securities in a manner consistent with the terms of the trust agreement, the underlying securities and any related instrument governing credit support; provided that the trustee shall not be required to expend or risk its own funds or otherwise incur personal financial liability.

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Realization upon defaulted deposited assets.  The trustee, on behalf of the certificateholders, will assert claims under each applicable credit support instrument, swap agreement or swap guarantee and will take any reasonable steps necessary to receive payment or to permit recovery under that instrument with respect to defaulted underlying securities or other assets deposited in a trust.  As described above, all collections by or on behalf of the trustee under any credit support instrument are to be deposited in the certificate account for the related trust, subject to withdrawal as described above.

The trustee will be obligated to follow, or cause to be followed, those normal practices and procedures it deems necessary or advisable to realize upon any defaulted underlying securities or other assets deposited in a trust.  The trustee will be required to expend or risk its own funds or otherwise incur financial liability if and only to the extent specified in the applicable prospectus supplement.  If the proceeds of any liquidation of the defaulted assets, after satisfying any termination payment under a swap agreement, are less than the sum of:

(A) the outstanding principal balance of the assets; and

(B) the aggregate amount of expenses incurred by the trustee in connection with those normal practices and procedures to the extent reimbursable from the assets of the trust under the trust agreement and the related series supplement, then the trust for the applicable series will realize a loss in the amount of the difference.

If the underlying securities default, any swap transaction, if it has not previously terminated, will then be terminated. In connection with an early termination of the swap agreement where the swap counterparty is entitled to a termination payment under the swap agreement, in some circumstances, the swap termination payment will be paid from the sale proceeds of the underlying securities before the certificateholders receive any payment of principal and the related trust may not have sufficient funds to pay the full principal amount of the trust certificates and accrued and unpaid interest thereon.

Trust wind-up events and liquidation events

It will be a trust wind-up event if an issuer of concentrated underlying securities becomes a disqualified issuer or the swap counterparty becomes a disqualified swap counterparty, each as described below (a “failure to file event”). It will not be a trust wind-up event if an issuer of underlying securities that are not concentrated underlying securities becomes a disqualified issuer.

Any underlying security that is issued by a “significant obligor,” as defined in Item 1101(k) of Regulation AB, will be referred to as a “concentrated underlying security.” If an underlying securities issuer is a disqualified issuer, the related underlying security will be considered a “disqualified underlying security.” If a swap counterparty is a disqualified swap counterparty, the related swap transaction will be considered a “disqualified swap transaction.”

An underlying securities issuer is a “disqualified issuer,” and a swap counterparty with respect to which the “significance percentage” as determined in accordance with Item 1115 of Regulation AB is 10% or more is a “disqualified swap counterparty,” if none of the following is true with respect to such issuer or swap counterparty:

(A)(1) such issuer or swap counterparty meets the requirements of General Instruction I.A. of Form S–3 or General Instructions 1.A.1, 2, 3, 4 and 6 of Form F–3 under the Securities Act and (2) the relevant underlying securities or swap transaction relating to such issuer or swap counterparty are either not guaranteed by a wholly owned subsidiary of such issuer or swap counterparty or such guarantor also meets the conditions in (A)(1);

(B) such issuer or swap counterparty does not meet the conditions of paragraph (A)(1) but the relevant underlying securities or swap transaction relating to such issuer or swap counterparty are fully and unconditionally guaranteed by a direct or indirect parent of the third party who meets the conditions of paragraph (A)(1) and the requirements of Rule 3–10 of Regulation S–X under the Exchange Act are satisfied regarding the information in the reports to be referenced; or

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(C) the relevant underlying securities or swap transaction relating to such issuer or swap counterparty are guaranteed by a wholly owned subsidiary of such issuer or swap counterparty and the subsidiary does not meet the conditions of paragraph (A)(1), but the conditions in paragraph (A)(1) are met with respect to such issuer or swap counterparty and the requirements of Rule 3–10 of Regulation S–X under the Exchange Act are satisfied regarding the information in the reports to be referenced.

Credit support in relation to which (i) the credit support provider, together with any other affiliated entities providing any credit support is liable or contingently liable to provide payments representing 10% or more of the cash flow supporting the trust certificate, as determined in accordance with Item 1114 of Regulation AB and (ii) an underlying security issued by the relevant credit support provider would be a disqualified underlying security will be considered “disqualified credit support.”

Liquidation events. Unless a trust wind-up event has also occurred and unless otherwise provided in the prospectus supplement, if the trust property consists of more than underlying security or more than one swap agreement, a “liquidation event” will occur if any of the following occurs with respect to one or more underlying securities (but not all) or one or more swap agreements (but not all) (i) an underlying security default as described below, (ii) any termination of a swap transaction following any termination event with respect to a swap agreement as described under “Description of Underlying Securities and Other Assets Deposited in the Trust—Swap Agreements” or (iii) a default or other applicable event with respect to any credit support. Following a liquidation event, the trust will liquidate trust property as described below. A liquidation event with respect to an underlying security may also result in a termination of a swap transaction or liquidation of credit support relating to such underlying security. In connection with a liquidation event, the trust may need to liquidate trust property related to the swap transaction or other trust property in order to satisfy any swap termination payment or other payments. If an event occurs that is a trust wind-up event as well as a liquidation event, such event will be treated as a trust wind-up event and the trust will terminate.

An “underlying security default” will occur with respect to an underlying security if any of the following occurs:

i.	the failure of the underlying securities issuer (or any applicable guarantor on its behalf) to pay an installment of principal of, or any amount of interest due on, the underlying securities on the due date, after the expiration of any applicable cure period,
ii.	the initiation by the underlying securities issuer or applicable guarantor of any proceedings seeking a judgment of insolvency or bankruptcy or seeking relief under bankruptcy or insolvency laws or similar laws affecting creditor’s rights,
iii.	if not otherwise addressed in clause (ii), the passage of thirty (30) calendar days since the day upon which any person or entity other than the underlying securities issuer initiates any proceedings against the underlying securities issuer or applicable guarantor seeking a judgment of insolvency or bankruptcy or seeking relief under bankruptcy or insolvency laws or similar laws affecting creditor’s rights and such proceeding has not been dismissed prior to such thirtieth day, or
iv.	other events of the default in relation to the underlying securities if specified described in the prospectus supplement.

Consequences of a liquidation event. In the case of a liquidation event, the trustee, through the selling agent, will liquidate the applicable underlying securities, swap agreement or credit support, by a sale or otherwise as described in the applicable prospectus supplement. If the liquidation event is a counterparty subordination event, the trustee will apply the proceeds first to the trustee of any unpaid or extraordinary expense in an amount not exceeding $250,000 (referred to herein as “unpaid trustee expenses”), second to certificateholders as described in the prospectus supplement and then to satisfy any swap termination payment and other required payments. If the liquidation event is not a counterparty subordination event, the trustee will apply the proceeds first to the trustee for unpaid trustee expenses, second to satisfy any swap termination payment, and then the balance along with any applicable swap termination payment received from the swap counterparty, to the certificateholders as described in the prospectus supplement.

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A “counterparty subordination event” is the early termination of the swap agreement due to (i) a redemption of the underlying securities or (ii) the occurrence of any event of default under the underlying securities indenture other than an underlying security default.

Trust wind-up events. Unless the prospectus supplement states that one or more of such events will not apply, trust wind-up events with respect to any trust will include the following:

•	an underlying security default (A) that affects all underlying securities held by the trust or (B) with respect to any specific underlying securities specified in the prospectus supplement,
•	the consummation of any redemption of, tender for, exercise of any call option on, or other similar transactions with respect to all underlying securities held by the trust,
•	any event of default or termination event under all swap agreements specified in the applicable prospectus supplement, including without limitation:
o	an event of default or a termination event under all swap agreements with respect to which all transactions are “affected transactions” (as defined in the swap agreement),
o	the designation of an early termination date by the swap counterparty under all swap agreements with respect to all transactions entered into under that agreement,
•	any credit support default specified in the applicable prospectus supplement,
•	the occurrence of a failure to file event,
•	any credit support held by the trust becomes a disqualified credit support,
•	if the depositor owns 100% of the trust certificates and designates the termination of the trust and a distribution of the proceeds from the sale of the underlying securities to the certificateholders,
•	the exchange of all outstanding trust certificates for underlying securities pursuant to one or more optional exchanges or otherwise, and
•	any other wind-up event described in the applicable prospectus supplement.

If more than one trust wind-up event occurs, unless the applicable prospectus supplement specifies otherwise, only the first such event will be the “trust wind-up event” for all purposes under the relevant trust agreement, any swap agreement and any related agreements or other documents.

In addition, the holders of all, but not less than all, outstanding trust certificates may elect to terminate the trust at any time; provided that [such holders satisfy, on a pro rata basis, the payment of any resulting early termination amount owing to the swap counterparty; and provided further that] the exercise of such termination right would not cause the trust or the depositor to fail to satisfy the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act. Under the terms of the trust agreement [and the call rights], the trust certificateholders will not be entitled to terminate the trust or cause the sale or other disposition of the underlying securities if [and for so long as the call rights remain outstanding, without the consent of the call holders].

Consequences of a trust wind-up event. If a trust wind-up event occurs, unless call rights are exercised or unless otherwise specified in the prospectus supplement, then, if the trust wind-up event:

•	is a failure to file event, will (i) sell underlying securities and a pro rata portion of any related assets necessary to satisfy any unpaid expenses of the trustee and the termination payment liabilities to any swap counterparty and distribute the proceeds from the sale to the trustee and such swap counterparty
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and then (ii) thereafter, distribute a pro rata portion of any remaining underlying securities and related assets to you according to the allocation ratio;

•	is not a failure to file event, the trustee, through the selling agent, will sell all of the underlying securities and a pro rata portion of the related assets. If the trust wind-up event is a counterparty subordination event, the trustee will apply the proceeds from that sale along with any applicable swap termination payment received from the swap counterparty first to the trustee for unpaid trustee expenses, second to the certificateholders in accordance with the allocation ratio described below and then to any swap counterparty in satisfaction of any applicable swap termination payment. If the trust wind-up event is not a counterparty subordination event, the trustee will apply such proceeds from that sale first to the trustee for unpaid trustee expenses, second to any swap counterparty in satisfaction of any applicable swap termination payment and then the remaining proceeds, along with any applicable swap termination payment received from the swap counterparty, to the certificateholders in accordance with the allocation ratio described below.

The certificateholders may experience a loss on any sale described above if the sale price is less than the purchase price for the underlying securities and any swap termination payment that the trust is required to pay to the applicable swap counterparty.

The “allocation ratio” referred to above is the allocation between classes of a given series of the total expected cash flows from the underlying securities.  The prospectus supplement and trust agreement for any series with more than one class will set forth the allocation ratio for that series.  The allocation ratio also relates to voting rights held by owners of underlying securities because those voting rights will be allocated among certificateholders of different classes of a particular series in accordance with their economic interests.  Further, the allocation ratio applies in the event of a sale or distribution of underlying securities if a failure to file event occurs.

The trustee will notify the certificateholders and the rating agencies promptly of any trust wind-up event or liquidation event. However, the trustee will not be responsible for giving notice of a trust wind-up or liquidation event unless and until (1) the trustee fails to receive amounts due on the underlying securities or under a swap agreement within any applicable grace period, (2) the trustee receives notice from a swap counterparty of the occurrence of a termination event, (3) the trustee receives notice of any underlying security default from the underlying securities issuer or (4) an officer of the trustee assigned to its corporate trust department obtains actual knowledge of a liquidation event or a trust wind-up event.

In connection with early termination of a swap agreement or one or more transactions thereunder, in the case of a counterparty subordination event, the claim of the swap counterparty for payment of the swap termination payment will be subordinate to claims of the certificateholders. However, other than in the case of a counterparty subordination event, the claim of the swap counterparty for payment of the swap termination payment will be senior to claims of the certificateholders.

Retained Interest

The prospectus supplement for a series of trust certificates will specify whether there will be any retained interest in the underlying securities and, if so, will identify the owner of any retained interest.  If so specified, the retained interest will be established on an asset-by-asset basis and will be set forth in an exhibit to the applicable series supplement.  A retained interest in underlying securities represents a specified ownership interest in those assets and a right to a portion of the payments thereon.  Payments in respect of the retained interest will be deducted from payments on the underlying securities as received and, in general, will not be deposited in the applicable certificate account or become a part of the related trust.  After the trustee deducts all applicable fees, as provided in the trust agreement and the related series supplement, from any partial recovery on an underlying security, the trustee will allocate any partial recovery between the holder of the retained interest, if any, and the certificateholders of the applicable series.

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Security Interest of Swap Counterparty

Under the trust agreement, the trust property will be pledged to secure the obligations of the trust under the swap agreement. Such security interest may not be perfected at the time of issuance of the trust certificates and will only protect the right of the swap counterparty to receive amounts otherwise payable to it under the terms of the swap agreement and the trust agreement; it will not change the priority of any distributions of the trust property under the trust agreement.

In the event that a trust fails to make any payment when due under any swap agreement due to a default on the underlying securities or otherwise, the swap counterparty may have the right to take all action and to pursue all remedies with respect to the trust property that a secured party is permitted to take with respect to collateral under the Uniform Commercial Code as in effect from time to time in the State of New York, including the right to require the trustee promptly to sell some or all of the underlying securities held by the trust in the open market or, at the election of the swap counterparty, to sell underlying securities to the swap counterparty for their fair value as determined in good faith by the swap counterparty. In either case, the proceeds of sale will be applied to any amounts owed to the swap counterparty. The trust agreement will provide that certificateholders will have no liability as sellers of the trust property in connection with any sale by the trustee or the selling agent.

If provided in the applicable prospectus supplement, in connection with any swap termination payment payable by the trust, the certificateholders may, acting unanimously, deliver to the trustee the amount of such outstanding swap termination payment and a written instruction to discontinue sale of the underlying securities.

Advances in Respect of Delinquencies

The trustee will have no obligation to make any advances with respect to collections on the underlying securities or in favor of the certificateholders of the related series of trust certificates.  However, to the extent provided in the applicable prospectus supplement, the trustee will advance on or before each distribution date its own funds in an amount equal to the aggregate of payments of principal, premium, if any, and interest, net of related fees and any retained interest, with respect to the underlying securities that were due during the related collection period and were delinquent on the related record date, provided that the trustee will not be required to make any advance if it reasonably believes that it will be unable to recover such advance from related proceeds, as described below.

Advances are intended to maintain a regular flow of scheduled principal, premium, if any, and interest payments to holders of the class or classes of certificates entitled to those payments, rather than to guarantee or insure against losses.  Advances of the trustee’s funds, if any, will be reimbursable only out of “related proceeds,” which are related recoveries on the underlying securities and amounts received under any form of credit support for the series with respect to which the advances were made.  However, any advance will be reimbursable from any amounts in the certificate accounts for the series to the extent that the trustee shall determine, in its sole judgment, that the advance is not ultimately recoverable from related proceeds.  If specified in the applicable prospectus supplement, the obligations, if any, of the trustee to make advances may be secured by a cash advance reserve fund or a surety bond.  If applicable, the applicable prospectus supplement will contain information regarding the characteristics of, and the identity of any obligor on, any surety bond.

Matters Regarding the Trustee, the Administrative Agent, and the Depositor

The trustee may enter into administration agreements with one or more administrative agents to delegate some of its administrative obligations with respect to a related series of certificates under the trust agreement and the related series supplement; provided, however, that:

(A)	the delegation shall not release the trustee from the duties, obligations, responsibilities or liabilities arising under the trust agreement and the related series supplement;
(B)	the administration agreement shall not affect the rating of any class of trust certificates of the series;
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(C)	the agreements are consistent with the terms of the trust agreement and the related series supplement;
(D)	the trustee will remain solely liable for all fees and expenses it may owe to the administrative agent;
(E)	the administrative agent shall give representations and warranties in the administration agreement that are the same in substance as those required of the trustee; and
(F)	the administrative agent shall meet the eligibility requirements of the trustee pursuant to the trust agreement and the related series supplement.

Any administrative agent for each series of trust certificates under the trust agreement and the related series supplement will be named in the applicable prospectus supplement.  The entity serving as administrative agent for any series may be the trustee, the securities intermediary, the depositor, an affiliate of any of the foregoing or any third party and may have other business relationships with the trustee, the securities intermediary, the depositor or their respective affiliates.  The applicable prospectus supplement will specify the administrative agent’s compensation, if any, and the source, manner and priority of payment of that compensation, with respect to a given series of trust certificates.

The trust agreement and the related series supplement will provide that the trustee’s powers under the trust agreement will be limited to those set forth in the trust agreement, including:  (i) to issue the certificates; (ii) to execute and deliver and perform its obligations and exercise its rights under the swap agreements (if any); (iii) to establish and maintain the accounts for making payments in relation to the trust certificates; (iv) to accept delivery of the underlying securities and the swap agreements (if any); (v) to pledge the underlying securities and any other assets of the trust to secure the obligations of the trust including obligations under any swap agreements; (vi) to sell the underlying securities in connection with a required liquidation of trust property; (vii) to direct the investment of funds held in accounts in certain eligible investments; (viii) to liquidate the trust as described above in connection with liquidation events and trust wind-up events; and (ix) to make distributions on the trust certificates as described above. The trust agreement restricts each trust from engaging in any business or activities other than in connection with, or relating to, the holding, protecting and preserving of the assets deposited with the trust, any credit support and the rights of the trust under any swap agreement, the issuance of the trust certificates and, if applicable, call rights, entering into any swap agreement as provided in the trust agreement and those required or authorized by the trust agreement or incidental to and necessary to accomplish the foregoing, and the trust has no power to issue additional securities (other than, in specified circumstances, securities secured by equivalent amounts of additional trust property and fungible with the existing trust certificates), invest in additional securities (other than permitted investments as described above), to borrow money or to make loans.

The trust agreement and the related series supplement will also provide that the trustee will have no liability in connection with its actions under the trust agreement and the related supplement, except in the case of its own negligent action, its own negligent failure to act or its own misconduct.  In the absence of negligence, bad faith or willful misconduct on the part of the trustee, the trustee may conclusively rely upon any certificates or opinions furnished to the trustee that conform to the requirements of the trust agreement and the related series supplement.  The trustee may also rely on the advice of or information from legal counsel and accountants and other persons believed by it in good faith to be competent to give such advice or information.  Except with respect to actions or duties required to be taken by the trustee under the express terms of the trust agreement, the trustee will not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights and powers under the trust agreement if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

The trust agreement and the related series supplement will also provide that the trustee, in the absence of willful misconduct, bad faith, negligence, or reckless disregard of its obligations and duties thereunder, will be entitled to indemnification by the depositor.

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The trust agreement and the related series supplement will provide that the depositor will not incur any liability to the related trust or certificateholders for any action taken, or for refraining from taking any action, in good faith pursuant to the trust agreement and the related series supplement or for errors in judgment.  However, the depositor will not be protected against any liability that would otherwise be imposed by reason of willful misconduct, bad faith or gross negligence in the performance of duties; or reckless disregard of obligations and duties. The trust agreement will further provide that the trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the trust agreement.

In addition, the trust agreement and the related series supplement to the trust agreement will provide that the depositor is under no obligation to appear in, prosecute or defend any legal action which is not incidental to its responsibilities under the trust agreement and the related series supplement to the trust agreement or which in its opinion may involve it in any expense or liability.  The depositor may, however, in its discretion undertake any action which it may deem necessary or desirable with respect to the trust agreement and the related series supplement to the trust agreement and the rights and duties of the parties and the interests of the certificateholders under the trust agreement and the related series supplement to the trust agreement.  The trust agreement and related series supplement will provide that the trustee is under no obligation to institute, conduct or defend any litigation in relation to the trust agreement at the request, order or direction of any of the certificateholders, pursuant to the terms of the trust agreement, unless the certificateholders shall have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which it may incur.

Further, the trust agreement and related series supplement will provide that the trustee is not required to take any action thereunder if the trustee has reasonably determined, or has been advised by counsel, that such action is likely to result in liability on the part of the trustee or is contrary to the terms of the trust agreement or related series supplement or is otherwise contrary to law and the trustee notifies the depositor of the reasonable basis of such determination. The applicable prospectus supplement will describe how legal expenses and costs of any action and any liability resulting from that action will be allocated.

Neither the trustee nor the depositor shall have any obligations with respect to the underlying securities.  The depositor is not authorized to proceed against the underlying securities issuer in the event of a default.  Except as expressly provided in the trust agreement and the related series supplement to the trust agreement, the trustee is not authorized to proceed against the underlying securities issuer or to assert the rights and privileges of certificateholders.

The trust agreement and the related series supplement will provide that an administrative agent may resign from its obligations and duties under the trust agreement and the related series supplement with respect to any series of trust certificates only if:

•	the resignation, and the appointment of a successor, will not result in a rating withdrawal or downgrading of any class of trust certificates of that series; or
•	it is determined that the duties of the administrative agent under the trust agreement and the related series supplement with respect to that series are no longer permissible under applicable law.

No resignation will become effective until the trustee or a successor has assumed the administrative agent’s obligations and duties under the trust agreement and the related series supplement.

Any person into which the trustee, the depositor, or an administrative agent may be merged or consolidated, or any person resulting from any merger of consolidation to which the trustee, the depositor, or an administrative agent is a part, or any person succeeding to the business of the trustee, the depositor, or an administrative agent, will be the successor of the trustee, the depositor, or that administrative agent under the trust agreement and the related series supplement with respect to the trust certificates of a series.

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The duties of the depositor under the trust agreement and the related series supplement with respect to any series of trust certificates following the issuance of such trust certificates will be limited and will include:  (i) the option to set a record date to determine the holders entitled to give consent, request, demand, authorization, direction, notice, waiver or other act; (ii) providing investment direction to the trustee with regard to funds in the accounts provided for in the trust agreement; (iii) providing to the trustee and filing with the SEC reports and other information set forth in the trust agreement, including periodic reports in relation to the trust under the Exchange Act; (iv) providing for the payment of the fees of the trustee and providing indemnification to the trustee; and (v) appointing a replacement trustee in the event of the trustee’s resignation or removal.

Administrative Agent Termination Events; Rights Upon Administrative Agent Termination Event

“Administrative agent termination events” under the trust agreement and the related series supplement to the trust agreement relating to any given series of trust certificates will consist of the following:

•	any failure by an administrative agent to remit to the trustee any funds in respect of collections on the underlying securities and other assets deposited in the trust and credit support, if any, as required under the trust agreement and the related series supplement to the trust agreement, that continues unremedied for five days after:
(1)	the trustee or the depositor gives written notice of the failure to the administrative agent; or
(2)	the holders of the trust certificates evidencing not less than 25% of the voting rights give written notice of the failure to the administrative agent, the depositor and the trustee;
•	any failure by an administrative agent duly to observe or perform in any material respect any of its other covenants or obligations under its agreement with the trustee with respect to the series, that continues unremedied for 30 days after:
(1)	the trustee or the depositor gives written notice of the failure to the administrative agent; or
(2)	the holders of the trust certificates evidencing not less than 25% of the voting rights give written notice of the failure to the administrative agent, the depositor and the trustee;
•	events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and actions by or on behalf of an administrative agent indicating its insolvency or inability to pay its obligations; and
•	if specified in the series supplement, any material representation or warranty made by an administrative agent under the series supplement or the administration agreement or in any certificate delivered by an administrative agent under the series supplement or the administration agreement was untrue when made.

In addition, the applicable prospectus supplement and the related trust agreement series supplement will specify, as to each matter requiring the vote of holders of trust certificates of a class or group of classes within a given series, the circumstances and manner in which the required percentage applicable to each matter is calculated.

“Required percentage” means, with respect to any matter requiring a vote of holders of trust certificates of a given series, the specified percentage of the aggregate voting rights of the trust certificates of the series applicable to the matter.  “Voting rights” are the portion of the aggregate voting rights of underlying securities allocated to certificateholders of each class within a given series and to the holder of the retained interest in direct proportion to the allocation ratio, as described in the applicable prospectus supplement.

When an administrative agent termination event occurs, the trustee may terminate the relevant administration agreement and the rights and obligations of the administrative agent under any administration

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agreement in accordance with its terms and conditions.  In the event of a termination of the administration agreement, the trustee shall simultaneously:

•	reassume direct responsibility for all obligations it delegated in the administration agreement without any act or deed on the part of the applicable administrative agent; and
•	administer directly the related underlying securities or enter into an administration agreement with a successor administrative agent that complies with the requirements set forth above.

If the trustee is unwilling or unable to act, it may appoint, or petition a court of competent jurisdiction to appoint, an administrative agent that complies with the requirements set forth above.  Pending the appointment of the administrative agent, the trustee must act as administrative agent, except if the trustee is prohibited by law from obligating itself to make advances regarding delinquent underlying securities and other assets deposited in the trust.

Trustee Compensation and Payment of Expenses

With respect to a given series of trust certificates, the applicable prospectus supplement will specify the trustee’s compensation, and the source, manner and priority of payment.  The applicable series supplement may provide that the depositor or one of its affiliates will pay some prepaid ordinary expenses of the trustee. The trustee has agreed that, notwithstanding any failure by the depositor or its affiliate to make those payments of ordinary expenses, the trustee will continue to perform its obligations under the trust agreement and the related series supplement.  Any obligation on the depositor or its affiliate to pay ordinary expenses will be extinguished and of no further effect upon the payment of ordinary expenses due and owing on the termination of the trust pursuant to the terms of the trust agreement and the related series supplement.

Subject to the terms of the trust agreement and the related series supplement, all extraordinary expenses, to the extent not paid by a third party, are obligations of the trust, and when due and payable will be satisfied solely by the trust.  “Extraordinary expenses” are any and all costs, expenses or liabilities arising out of the establishment, existence or administration of the trust, other than:

(A)	ordinary expenses; and
(B)	costs and expenses payable by a particular trust certificateholder, the trustee or the depositor pursuant to the trust agreement and the related series supplement.

The series supplement will define “ordinary expenses.”  Ordinary expenses generally consist of the trustee’s ordinary expenses and overhead in connection with its services as trustee, including:

•	the costs and expenses of preparing, sending and receiving all reports, statements, notices, returns, filings, solicitations of consent or instructions, or other communications required by the trust agreement and the related series supplement;
•	the costs and expenses of holding and making ordinary collection or payments on the assets of the trust and of determining and making payments of principal or distributions;
•	the costs and expenses of the trust’s or trustee’s counsel, accountants and other experts for ordinary or routine consultation or advice in connection with the establishment, administration and termination of the trust; and
•	any other costs and expenses that are or reasonably should have been expected to be incurred in the ordinary course of administration of the trust.

If specified in the applicable series supplement, the trustee, in addition to amounts payable to any administrative agent, will pay from its compensation any expenses incurred in connection with its administration of

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the underlying securities and other assets deposited in the trust to the extent specified, including, without limitation, payment of:

•	the fees and disbursements of the trustee, if applicable, and independent accountants;
•	expenses incurred in connection with distributions and reports to certificateholders; and
•	any other expenses described in the applicable prospectus supplement.

The trustee will not take any action, including appearing in, instituting or conducting any action or suit under the trust agreement and the related series supplement to the trust agreement or in relation to the trust agreement and related series supplement which:

•	is not indemnifiable under the trust agreement and the related series supplement to the trust agreement;
•	in the trustee’s opinion, would or might cause it to incur costs, expenses or liabilities that are extraordinary expenses unless:

(A) the trustee is satisfied that it will have adequate security or indemnity in respect of the costs, expenses and liabilities,

(B) the trustee has been instructed by the certificateholders representing not less than the required percentage-remedies to do so, and

(C) the certificateholders, pursuant to the instructions given under clause (B) above, have agreed that the costs, expenses or liabilities will be paid by the trustee from the trust.

The Trustee on behalf of the certificateholders, will assert claims under each applicable [credit support instrument, swap agreement or swap guarantee and shall take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to any underlying security default. The trustee will be reimbursed for any such costs that relate to an underlying security default out of the liquidation proceeds of the related underlying security.

Optional Exchange

The terms and conditions, if any, upon which trust certificates of any series may be exchanged for a pro rata portion of the underlying securities and other assets deposited in the related trust will be specified in the related trust agreement and the related series supplement.  However, the optional exchange right will be exercisable only to the extent that the depositor provides, upon the trustee’s request, an opinion of counsel that (1) the exchange would not be inconsistent with continued satisfaction of the applicable requirements under the Investment Company Act of 1940, as amended, and (2) the exchange would not affect the characterization of the trust as a “grantor trust” under the Internal Revenue Code.  In addition, no trust certificate may be exchanged unless the trustee has received at least 30 days’ (or, if a tender offer for the related underlying securities is pending, at least five days’) but not more than 60 days’ notice before an optional exchange date.

Any tender of a trust certificate by a holder for exchange will be irrevocable.  The optional exchange right may be exercised by the holder of a trust certificate for less than the aggregate principal amount of the trust certificate as long as the aggregate principal amount outstanding after the exchange is a multiple of the minimum denomination of the trust certificate and all other exchange requirements set forth in the related series supplement are satisfied.  Upon that partial exchange, the trust certificate will be canceled and a new trust certificate or trust certificates for the remaining principal amount of the trust certificate will be issued.  The new trust certificate, in the case of any trust certificate issued in registered form, will be in the name of the holder of the exchanged trust certificate.

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Voting Rights with Respect to Underlying Securities

The trustee will, within five business days after receiving notice of any meeting of holders of any of the underlying securities or other occasion for the exercise of voting rights or the giving of consents by those holders, give notice to the certificateholders, setting forth:

(A)	the information contained in the notice to holders of the related underlying securities;
(B)	a statement that the certificateholders will be entitled, subject to any applicable provisions of law and any applicable provisions of the underlying securities, to instruct the trustee as to the exercise of voting rights, if any, pertaining to the underlying securities; and
(C)	a statement as to the manner in which instructions may be given to the trustee to give a discretionary proxy to a person designated in the notice received by the trustee. The trustee will give the notice to the certificateholders of record on the relevant record date.

The trustee will endeavor to vote in accordance with any nondiscretionary instruction set forth in any written requests received from certificateholders.  Those written requests must be received on or before the date established by the trustee for that purpose.  However, the trustee will only act as practicable and permitted under any applicable provision of law and any applicable provision contained in or governing the underlying securities.  The trustee will not vote except as specifically authorized and directed in written instructions from the applicable certificateholder entitled to give those instructions.  If, however, the trustee determines, using advice furnished by nationally recognized independent tax counsel, whether at the request of any certificateholder or otherwise, that the exercise of voting rights with respect to any underlying securities could result in a “sale or other disposition” of those underlying securities within the meaning of Section 1001(a) of the Internal Revenue Code, the trustee will exercise the voting rights in a manner that would not result in any sale or other disposition. The trustee will have no responsibility to make that determination.

The trustee must reject any vote to

•	alter the currency, amount or timing of payment of, or the method or rate of accruing, any principal or interest on the underlying securities,
•	consent to any redemption or prepayment of the underlying securities or
•	consent to the issuance of new obligations in exchange or substitution for any underlying securities pursuant to a plan or refunding of the underlying securities or any other offer for the underlying securities, in each case unless (x) the trustee is directed by the affirmative vote of 100% of the certificateholders to accept such amendment or offer as the case may be and (y) the trustee receives an opinion of nationally recognized independent tax counsel, designated by the depositor, that such exercise of voting rights with respect to any underlying securities (i) would not result in a “sale or other disposition” of such underlying securities within the meaning of Section 1001(a) of the Internal Revenue Code and (ii) will not alter the classification of the trust for U.S. federal income tax purposes. The certificateholder, by accepting delivery of its trust certificate, whether upon original issuance or subsequent transfer, exchange or replacement agrees to the foregoing. As well, the trustee also will not accept or take any action in respect of any consent, proxy or instructions received from any certificateholder in contravention of the foregoing.

If the prospectus supplement so provides, the trustee’s ability to exercise voting rights in relation to the underlying securities may be subject to the right of a swap counterparty to consent or direct such exercise, which rights may be superior to those of a certificateholder.

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Limitations on Rights of Certificateholders

No certificateholder of a given series will have the right under the trust agreement or the related series supplement to institute any proceeding with respect to the trust certificates unless:

•	the certificateholder previously gave the trustee written notice of a continuing breach;
•	certificateholders evidencing not less than the percentage of the aggregate voting rights specified in the trust agreement have requested in writing that the trustee institute the proceeding in its own name as trustee;
•	that certificateholder or those certificateholders have offered the trustee reasonable indemnity;
•	the trustee for 15 days has neglected or refused to institute that proceeding; and
•	certificateholders evidencing not less than the percentage of the aggregate voting rights specified in the related series supplement do not give the trustee directions inconsistent with the written request during that 15-day period.

The trustee, however, is under no obligation to:

(A)	exercise any of the trusts or powers vested in it by the trust agreement and the related series supplement; or
(B)	make any investigation into the facts of matters arising under the trust agreement and the related series supplement or stated in any document believed by it to be genuine, unless the certificateholders of the relevant “required percentage” of trust certificates, as defined in the trust agreement and the related series supplement, request the trustee in writing to do so. In addition, the trustee is under no obligation to institute, conduct or defend any litigation under or related to the trust agreement or related series supplement at the request, order or direction of any of certificateholders affected by those agreements unless those certificateholders have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred.

Modification and Waiver

The trust agreement and the related series supplement may be amended from time to time by the depositor and the trustee without notice to or the consent of any of the certificateholders for any of the following purposes:

(A)	to cure any ambiguity;
(B)	to correct or supplement any provision of the trust agreement or the related series supplement that may be inconsistent with any other provision in those agreements;
(C)	to appoint a change in trustee or securities intermediary for a series of trust certificates after the closing date for that series, as described in the related prospectus supplement;
(D)	to provide for the administration of separate trusts by more than one trustee;
(E)	to provide for a successor trustee or securities intermediary with respect to trust certificates of one or more series;
(F)	to provide for the issuance of a new series of trust certificates pursuant to a related series supplement;
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(G)	to add or supplement any credit support for the benefit of any certificateholders; however, if any addition affects any series or class of certificateholders differently from any other series or class of certificateholders, then that addition cannot, as evidenced by an opinion of counsel, have a material adverse effect on the interests of any affected series or class of certificateholders;
(H)	to add to the covenants, restrictions or obligations of the depositor, the administrative agent or the trustee for the benefit of the certificateholders;
(I)	to comply with any requirements imposed by the Internal Revenue Code; or
(J)	to add, change or eliminate any other provisions with respect to matters or questions arising under the trust agreement and the related series supplement.

However, if any amendment is made, it must satisfy the condition that the certificates be rated as investment grade by at least one rating agency and it cannot cause any trust created by that document to fail to qualify as a fixed investment trust or “grantor trust” under the Internal Revenue Code.

Additionally, the trust agreement and the related series supplement may also be modified or amended from time to time by the depositor, the trustee and the securities intermediary for the purpose of adding any provision to or changing in any manner or eliminating any provision of the trust agreement and the related series supplement or modifying in any manner the rights of certificateholders.  These amendments require the consent of any swap counterparty materially and adversely affected and all or a portion of the certificateholders materially adversely affected by the modification or amendment.  The percentage of aggregate voting rights required to give consent to these amendments will be specified in the trust agreement and related series supplement.  Also, no amendment will:

(A)	reduce in any manner the amount of, or delay the timing of, payments received on underlying securities and other assets deposited in the trust which are required to be distributed on any trust certificate without the consent of the holders of that trust certificate; or
(B)	reduce the percentage of aggregate voting rights required to take any action specified in the trust agreement and the related series supplement, without the consent of the holders of all trust certificates of that series or class then outstanding.

Holders of trust certificates evidencing not less than the required percentage to waive the voting rights of a given series may, on behalf of all certificateholders of that series:

(A)	waive, insofar as that series is concerned, compliance by the depositor or the trustee with some restrictive provisions, if any, of the trust agreement and the related series supplement before the time for compliance; and
(B)	waive any past default under the trust agreement and the related series supplement with respect to trust certificates of that series, except a default in the failure to distribute amounts received as principal of and premium, if any, or any distributions on any trust certificate and except a default in respect of a covenant or provision that if modified or amended would require the consent of the holder of each outstanding affected trust certificate.

Reports to Certificateholders; Notices

Reports to certificateholders.  The trustee will, upon each distribution to certificateholders of a series, forward or cause to be forwarded to each certificateholder, to the depositor, to each swap counterparty, each rating agency and to such other parties as may be specified in the trust agreement and the related series supplement, a statement setting forth:

(A)	the amounts received by the trustee as of the last statement in respect of principal, premium, if any, and interest on the underlying securities and any amounts received by the trustee with respect
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to any swap agreement entered into by the trust pursuant to the terms of the trust agreement and the related series supplement;

(B)	any amounts payable by the trust as of the statement date pursuant to any swap agreement the trust entered pursuant to the terms of the trust agreement and the related series supplement;
(C)	the amount of compensation the administrative agent, if any, and the trustee received for the period relating to that distribution date, and the amount of any other fees or expenses accrued and paid by the trust for the period relative to such distribution date with an identification of the general purpose of such fees and the party receiving such fees or expenses;
(D)	the amount of the payment to certificateholders of each class of the series on that distribution date allocable to principal of and premium, if any, and distributions on the trust certificates of each class and to the retained interest, if any, and the amount of aggregate unpaid interest accrued as of that distribution date;
(E)	the applicable record date and interest accrual date for calculating the distributions on such distribution date;
(F)	in the case of floating rate certificates, the floating rate applicable to those certificates on the distribution date, as calculated in accordance with the method specified in the trust certificates and the related trust agreement series supplement;
(G)	if the series supplement provides for a reserve account, the balance of such reserve account at the beginning and end of the period related to such distribution date and any material reserve account activity during such period;
(H)	if the series supplement provides for advances, as defined in the trust agreement and the related series supplement, the aggregate amount of advances, if any, included in that distribution, and the aggregate amount of unreimbursed advances, if any, at the close of business on that distribution date;
(I)	the aggregate stated principal amount and, if applicable, the notional amount of the underlying securities related to the series, any delinquency or loss information with respect to the underlying securities, any material breaches of representations, warranties or covenants related to the underlying securities, the current interest rate or rates at the close of business on that distribution date;
(J)	the aggregate principal amount, or notional amount, if applicable, of each class of the series at the close of business on the distribution date, separately identifying any reduction in the aggregate principal amount, or notional amount, due to the allocation of realized losses on that distribution date or otherwise, as may be specified by the depositor;
(K)	as to any series or class within the series for which credit support has been obtained, the amount or notional amount of coverage of each element of credit support and its rating, if any, included as of the close of business on the distribution date, any payments made with respect to each element of credit support for the period relating to such distribution date with an identification of the general purpose of such payments and the party receiving such payments and any amounts drawn on each element of credit support;
(L)	if applicable and provided to the trustee in writing by the swap counterparty, the new swap rate applicable to the swap accrual period next beginning; and
(M)	any other information appropriate for a series, as specified in the applicable prospectus supplement.
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The trustee will furnish within a reasonable period of time after the end of each calendar year, to each person who at any time during the calendar year was a certificateholder, a statement containing the information set forth in clause (C) above, aggregated for the calendar year during which that person was a certificateholder.  That obligation of the trustee will be deemed to have been satisfied to the extent that substantially comparable information is provided by the trustee pursuant to any requirements of the Internal Revenue Code as are from time to time in effect.

Notices.  Any notice required to be given to a holder of a registered trust certificate will be electronically transmitted or mailed to the last address of that holder set forth in the applicable certificate register.  Any notice mailed within the time period prescribed in the trust agreement or series supplement shall be conclusively presumed to have been duly given when mailed, whether or not the certificateholder receives that notice. The trustee will also notify the certificateholders of any exercise of any call rights as to the related underlying securities by a swap counterparty under the terms of any swap agreement.

Evidence as to Compliance

The trust agreement and the related series supplement will require with respect to each series of trust certificates, no later than March 15th of each year, commencing with the year following the year of issuance each series of trust certificates, the trustee to deliver to the depositor an assessment of compliance (or other such form that may be reasonably requested by the depositor from the trustee to conform to the requirements of Regulation AB) that contains the following:

(i)	a statement of the trustee’s responsibility for assessing compliance with the servicing criteria applicable to it under the trust agreement and related series supplement;
(ii)	a statement that the trustee used the criteria in Item 1122(d) of Regulation AB (17 CFR 229.1122) to assess compliance with the applicable servicing criteria under the trust agreement and related series supplement;
(iii)	the trustee’s assessment of compliance with the applicable servicing criteria during and as of the end of the prior calendar year, setting forth any material instance of noncompliance identified by the trustee; and
(iv)	a statement that a registered public accounting firm has issued an attestation report on the Trustee’s assessment of compliance with the applicable servicing criteria under the trust agreement during and as of the end of the prior calendar year.

For each series of trust certificates, the trustee shall cause a firm of independent certified public accountants to deliver to the depositor a reasonable period of time after the end of each calendar year, commencing with the year following the year of issuance, a report that attests to, and reports on, the trustee’s assessment of compliance, which attestation report shall be made in accordance with the requirements of Rule 15d-18 under the Exchange Act.

The trust agreement and each series supplement will also require, no later than March 3rd of each year, commencing with the year following the year of issuance of the trust certificates, the trustee to deliver to the depositor a statement of compliance addressed to the depositor and signed by an authorized officer of the trustee, to the effect that (i) a review of the trustee’s activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under the trust agreement and related series supplement during such period has been made under such officer’s supervision, and (ii) to the best of such officers’ knowledge, based on such review, the trustee has fulfilled all of its obligations under the trust agreement and related series supplement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

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Certificateholders can obtain copies of the annual accountants’ statement, if any, and the statement of officers of the trustee without charge upon written request to either the administrative agent or the trustee, as applicable, at the address set forth in the related prospectus supplement.

Reports in Relation to the Trust Certificates

For so long as the depositor is subject to the reporting requirements of the Exchange Act, the depositor will file distribution reports on Form 10-D in relation to each series to of trust certificates following each distribution date for such trust certificates, will file an annual report of Form 10-K in relation to each series of trust certificates, and may file additional periodic reports in relation to each trust and the related trust certificates from time to time.  The public may read and copy any materials filed with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549.  The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330.  The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the Commission at (http://www.sec.gov).  Given the limited nature of reporting in relation to the trust, reports will not be separately made available through any web site of the depositor.  However, the depositor or Merrill Lynch, Pierce, Fenner & Smith Incorporated will provide electronic or paper copies of such reports free of charge upon request.

Replacement Certificates

If a mutilated trust certificate is surrendered at the corporate trust office or agency of the trustee in the City or State of New York or the depositor or the trustee receives satisfactory evidence that a trust certificate has been lost, destroyed or stolen, the trustee may replace the certificate.  The holder must pay the expenses of replacement that the trustee may incur in connection with the replacement.  In addition, that holder must furnish any security or indemnity that the trustee and the depositor may require to hold each of them and any paying agent harmless.  However, neither the depositor nor the trustee will replace a trust certificate if it has received notice that the trust certificate was acquired by a bona fide purchaser.

Termination

The obligations created by the trust agreement and the related series supplement for each series of trust certificates will terminate upon the payment to certificateholders of that series of all amounts held in the related certificate account and required to be paid to them pursuant to the trust agreement and the related series supplement to the trust agreement following final payment or other liquidation of

•	any remaining underlying securities and other assets deposited in the trust,
•	any swap agreement subject to the trust agreement and related series supplement,
•	credit support subject to the trust agreement and related series supplement, or
•	the disposition of all property acquired upon foreclosure or liquidation of any of the underlying securities and other assets deposited in the trust or credit support.

In no event, however, will any trust created by the trust agreement and the related series supplement continue beyond the date specified in the applicable prospectus supplement, nor will the trust continue to exist if its existence would result in a violation of the common-law rule against perpetuities.  Written notice of termination of the obligations with respect to the related series of trust certificates under the trust agreement and the related series supplement to the trust agreement will be provided as set forth above under “—Reports to Certificateholders; Notices.”  The final distribution will be made only upon surrender and cancellation of the trust certificates at an office or agency appointed by the trustee specified in the notice of termination.

If the underlying securities and other assets deposited in the trust and any credit support are sold or exchanged for other assets, that sale or exchange shall be made at a price approximately equal to the aggregate fair

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market value of all the assets in the trust, as determined by the trustee, the administrative agent, if any, and, if different from both persons, the person entitled to effect such sale or exchange.  In each case above, any sale or exchange will take into account accrued interest at the applicable interest rate to the first day of the month following such purchase or, to the extent specified in the applicable prospectus supplement, a specified price.  A sale of all the deposited assets will effect an early retirement of the trust certificates of that series, but no sale will occur if the aggregate principal balance of the assets deposited in the trust for such series at the time of purchase is less than the percentage of the aggregate principal balance of the deposited assets at the cut-off date for that series that may be sold, as set out in the prospectus supplement and related series supplement.

Duties of the Trustee

The trustee makes no representations as to the validity or sufficiency of the trust agreement and the related series supplement, the recitals contained in either, the trust certificates of any series or any underlying securities or the other assets deposited in the trust or any related document.  The trustee is not accountable for the use or application of any of the trust certificates or the underlying securities and other assets deposited in the trust, or their proceeds by the depositor.  The trustee is required to perform only those duties specifically required under the trust agreement and the related series supplement with respect to each series of trust certificates.  However, when the trustee receives the various trust certificates, reports or other instruments required to be furnished to it, the trustee is required to examine those documents and determine whether they conform to the applicable requirements of the trust agreement and the related series supplement.

The trustee will be required to use its best efforts to promptly provide notice to each rating agency with respect to each of the following of which the trustee has actual knowledge:  (i) any change or amendment to the trust agreement; (ii) the occurrence of any event of default or termination event under the swap agreements (if any); (iii) the resignation or termination of the trustee; (iv) the final payment to holders of the trust certificates of either class; and (v) any change in the location of the certificate accounts.

The Trustee

The prospectus supplement will name the trustee for any given series of trust certificates under the trust agreement and the related series supplement.  The commercial bank, national banking association or trust company serving as trustee will be unaffiliated with, but may have banking relationships with or provide financial services to, the depositor, any administrative agent and their respective affiliates.

Based on the underlying asset information provided at closing, the trustee will calculate the amount of principal and interest to be paid to the trust certificates on each distribution date, remit distributions on the distribution date to holders of trust certificates.

The trustee will perform the functions with respect to collection of amounts paid in relation to the trust property and the making of allocations or distributions to holders of trust certificates.  The trust will not employ any other servicer or administrative agent for purposes of such administration of the trust property.  The trustee will be regarded as the “servicer” of the trust for purposes of Item 1101(j) of Regulation AB under the Securities Act.

DESCRIPTION OF UNDERLYING SECURITIES AND OTHER ASSETS DEPOSITED IN THE TRUST

General

Each series of trust certificates, or, if more than one class exists, each class within that series, will represent in the aggregate the beneficial ownership interest in an aggregate amount of principal of and premium, if any, and interest on a designated security or pool of securities.  The underlying securities will consist of any of the following securities, issued under the laws of either the United States, any U.S. state or any foreign jurisdiction:

(A)	obligations issued or guaranteed by the U.S. government, a foreign government described in the applicable prospectus supplement or any agency or instrumentality thereof for the payment of which the full faith and credit of the U.S. government or foreign government is pledged, or
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(B)	senior or subordinated debt obligations issued or guaranteed by one or more corporations or general or limited partnerships.

Although the underlying securities will be issued under the laws of either the United States, any U.S. state or a foreign government, none of the United States, the foreign government or any U.S.- or foreign government-sponsored entity provides any guarantee of the trust certificates issued in connection with this prospectus or an applicable prospectus supplement.

The depositor will purchase the underlying securities in transactions in over-the-counter secondary markets at negotiated prices.  Securities are considered for selection and deposit with the trust if they meet the criteria for pool assets that allows trust certificates in respect of these securities are able to sold pursuant to the depositor’s registration statement on Form S-3, including that the securities are rated as “investment grade” by at least one nationally recognized statistical rating organization, and by assessing the market demand for trust certificates backed by these securities.

The assets deposited in a trust may also include:

•	cash and cash equivalents;
•	guarantees;
•	letters of credit;
•	financial insurance;
•	interest rate and currency swaps; and
•	caps, floors, collars and options.

For further information on these instruments see “Risk Factors—General Risks Relating to Swap Agreements.”

From time to time, significant events affecting underlying securities, including but not limited to events of default, redemptions, exchange offers or prepayments, may occur. The occurrence of any of these events with respect to a specific issuer could have an adverse impact on the securities of other issuers, particularly if both issuers operate in the same industry or region. If this were to occur, this may adversely affect the underlying securities of all or a portion of trust certificates issued by the Depositor, including your ability to hold your trust certificates to maturity.  We cannot assure you that these events will not occur with respect to the underlying securities for your trust certificates.

The applicable prospectus supplement will describe the “deposited assets,” a term that refers to the underlying securities and, as applicable, any other assets (including any swap agreements and related guarantees) described in this prospectus.  Underlying securities will have been issued pursuant to an effective registration statement filed with the SEC or pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended.  If the underlying securities represent obligations issued by one or more underlying securities issuers, the underlying securities will satisfy the eligibility criteria described in the section below under “Underlying Securities Issuer.”  The underlying securities will be purchased in the secondary market and will not be acquired from any underlying securities issuer or an affiliate of an underlying securities issuer, whether as part of any distribution by or pursuant to any agreement with an underlying securities issuer, an affiliate of an underlying securities issuer or otherwise.  No underlying securities issuer will participate in the offering of the trust certificates, nor will an underlying securities issuer receive any of the proceeds from the sale of underlying securities or from the issuance of the trust certificates.

Deposited assets for a given series of trust certificates and the related trust will not constitute deposited assets for any other series of trust certificates or related trust, and the trust certificates of a given series will possess

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an equal and ratable undivided ownership interest in the deposited assets.  The applicable prospectus supplement may, however, specify that assets constituting a part of the deposited assets relating to any given series may be beneficially owned solely by or deposited solely for the benefit of one class or a group of classes within the series.  In that event, the other classes of the series will not possess any beneficial ownership interest in those specified assets constituting a part of the deposited assets.

This prospectus relates only to the trust certificates offered through it and does not relate to the underlying securities.  The following description of the underlying securities and the underlying securities issuer is intended only to summarize material characteristics of the underlying securities that the depositor is permitted to deposit in a trust.  It does not purport to be a complete description of any prospectus or prospectus supplement relating to underlying securities or of any underlying securities indenture.

The applicable prospectus supplement will describe the material terms of the deposited assets, including the material terms of any derivative instruments that are included in the deposited assets.

Swap Agreements

At the time it is formed, a trust may enter into one or more swap agreements with third parties (which may be affiliates of the depositor). Each swap agreement consists of a master agreement (including a schedule) and the confirmations relating to particular transactions under that master agreement. The following summary, together with any related information in the applicable prospectus supplement, is subject to the detailed provisions of the form of swap agreement filed as an exhibit to the registration statement. The applicable prospectus supplement will describe the specific terms of each transaction under the swap agreement, particularly the method of calculation of payments by the swap counterparty and the timing of those payments; if required, it will also contain specified information with respect to the swap counterparty and, if applicable, its guarantor.

The trust may enter into swap agreements with more than one swap counterparty, in which case the following discussion will apply separately to each swap agreement with each swap counterparty.

General. As specified in the applicable prospectus supplement, the transaction or transactions under a swap agreement may be one or more of the following:

•	an interest rate swap, interest rate basis swap, forward rate transaction, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross currency rate swap transaction, currency option, or any other similar interest rate derivative transaction or currency derivative transaction that reduces or alters risk resulting from the underlying securities held by the trust; or
•	any combination of the foregoing transactions.

Each swap agreement will be in the form of a confirmation entered into pursuant to a master agreement in the form of the “1992 ISDA Master Agreement (Multicurrency—Cross Border)” or any updated similar form (referred to as the “ISDA Master Agreement”), published by the International Swaps and Derivatives Association, Inc. (“ISDA”) and may incorporate the 2006 ISDA Definitions, the 1997 Government Bond Option Definitions or one or more other sets of standard definitions or updates or revisions of such definitions published by ISDA (referred to as the “ISDA Definitions”), and as modified and supplemented by a schedule, including to reflect the terms of a particular series of trust certificates and the related trust agreement and any specific terms of the relevant transaction or transactions. Except as otherwise specified in the confirmation for any relevant swap transaction, each swap agreement and the relevant transactions thereunder will be governed in all relevant respects by the provisions of the ISDA Master Agreement and the ISDA Definitions, without regard to any amendments or modifications to the ISDA Master Agreement or the ISDA Definitions published by ISDA subsequent to the date of that swap agreement.

Payments under swap agreement. In general, under a swap agreement, a trust and its swap counterparty will each agree to exchange specified payments on specified payment dates. The amounts to be exchanged by the

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parties on a swap payment date may both be floating amounts, calculated with reference to one or more interest rate bases (which may be one or more of the interest rate base rates described under “Description of the Trust Certificates—Distributions on the Trust Certificates” or other types of interest rate bases) or one such amount may be floating and the other fixed. Those amounts will also be calculated with reference to the notional principal amount of the transaction or transactions under the swap agreement, which, unless a lesser notional principal amount is specified in the prospectus supplement, will be equal to the aggregate principal amount of the related underlying securities on the date of determination (as such amount may have been reduced through any redemption, prepayment or exchange). The obligations of a trust to its swap counterparty may be secured by a security interest in the trust property in favor of the swap counterparty that will take priority over the interests of certificateholders in all or specified trust property.

A swap agreement may provide for periodic exchanges of payment amounts, a single exchange or series of exchanges on one or more interest payment dates or on the maturity or prospective maturities of the related underlying securities, or both.

If specified in the applicable prospectus supplement, a swap agreement may also document a call option granted by the trust, or a put option in favor of the trust, with respect to all or a portion of the related underlying securities or other trust property. A call option granted by the trust will effectively reserve to the swap counterparty the right to (1) realize all or a portion of the gain from an increase in the market value of the specified trust property at or prior to the maturity of the related trust certificates or (2) effect a conversion of the related underlying securities into other securities, rights which the trust ordinarily will not be entitled to exercise. Conversely, a put option in favor of the trust will generally be intended to protect the trust in whole or in part from a decline in the market value of the specified trust property at or prior to the maturity of the related trust certificates. The prospectus supplement may specify that a put option written in favor of the trust will be automatically exercised by the trustee if specified events occur. A prospectus supplement may describe additional types of options granted by or in favor of a trust.

On a swap payment date (including a swap payment date occurring on the maturity of some or all of the related underlying securities), each exchange of payments in the same currency and in respect of the same transaction will be settled on a “net payments” basis, which means that only a single net payment will be due from one of the parties under the swap agreement to the other. If described in the applicable prospectus supplement, such netting may also be applied to more than one transaction. On each distribution date for trust certificates with respect to which the related Trust has entered into a swap agreement, the trustee will have available for distribution to certificateholders funds equal to (1) the amount of any payments received on the swap agreement and other related trust property less (2) all payments made by the trustee to the swap counterparty, in each case since the immediately preceding distribution date. The effect of the swap agreement, therefore, will be that holders of the related trust certificates will be entitled to distributions of interest (and, if applicable, of principal) in accordance with the terms of the swap agreement rather than the terms of the related underlying securities. No assurance can be given that the trustee will receive when due any payment due on those underlying securities or any net payment due under a swap agreement, or that the trustee will recover moneys under any related guarantee in the case of a payment default by the swap counterparty under a swap agreement.

Modification and amendment. Each trust agreement will contain provisions permitting the trustee to enter into any amendment of a swap agreement to which the related trust is a party to cure any ambiguity in, or to correct, eliminate, add or supplement or otherwise change any provision of, that swap agreement if such amendment will not have a material and adverse effect upon any certificateholder. Each trust agreement will also contain a provision permitting the trustee to enter into any other amendment of the swap agreement if directed or consented to by the specified percentage of certificateholders materially and adversely affected thereby. The trustee will not enter into any amendment, or agree to a waiver or other modification, of the swap agreement that would have the effect of changing the principal amount, interest rate, maturity, or other terms specified for this purpose in the trust agreement, with respect to any class or series of trust certificates, without the consent of 100% of the outstanding principal balance of each class of trust certificates affected thereby. If any amendment, waiver or modification is made, it must satisfy the condition that the certificates be rated as investment grade by at least one rating agency unless trust certificates representing 100% of the principal balance of all affected trust certificates vote in favor of such amendment with notice that such rating agency condition need not be satisfied, but in any event each applicable rating agency will receive notice of such amendment, waiver or modification. In the case of any such

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amendment that would adversely affect the current rating of any class of trust certificates by each rating agency rating such class of the trust certificates, the amendment must be approved by all certificateholders of such class. No amendment to a swap agreement will be permitted unless the trustee first receives an opinion of counsel to the effect that the requested amendment will not alter the classification of the related trust for U.S. federal income tax purposes.

Defaults. Events of default under a swap agreement may include:

•	any failure of the applicable trust to pay any amount when due under the swap agreement,
•	any failure of the applicable swap counterparty or any guarantor to pay any amount when due under the swap agreement, after giving effect to the applicable grace period, and
•	specified other standard events of default under the ISDA Master Agreement including “Credit Support Default,” “Bankruptcy” and “Merger without Assumption,” as described in Sections 5(a)(iii), 5(a)(vii) and 5(a)(viii) of the ISDA Master Agreement and as modified by the related schedule.

Several of the standard events of default under the ISDA Master Agreement will not be events of default under a swap agreement. Those excluded standard events of default are “Breach of Agreement,” “Misrepresentation,” “Default Under Specified Transaction” and “Cross Default,” as described in Sections 5(a)(ii), 5(a)(iv), 5(a)(v) and 5(a)(vi) of the ISDA Master Agreement. The applicable prospectus supplement will describe any additional events of default under the relevant swap agreement.

In specified cases, the trust will be the party affected by the event and as a result its swap counterparty will have the sole right to determine in good faith the amount of any swap transaction payment for purposes of calculating any swap termination payment. Notwithstanding the existence of a grace period with respect to a particular underlying security or underlying security issuance agreement, the failure of the underlying securities issuer to make timely payment of an amount required in order for the trust to make a related payment under the swap agreement may result in a default by the trust under the swap agreement prior to the occurrence of a default under the related underlying security issuance agreement. The applicable prospectus supplement will specify any additional circumstances constituting a default for purposes of any applicable swap agreement.

Termination events. Termination events under a swap agreement may consist of the following:

•	the occurrence of an “Illegality” or “Tax Event” as described in Sections 5(b)(i) and 5(b)(ii) of the ISDA Master Agreement,
•	the occurrence of a “trust wind-up event” (as described under “Description of the Trust Agreement—Trust wind-up events and liquidation events”) (which termination event will apply to all transactions under the swap agreement),
•	an underlying security default occurs with respect to the related underlying security (as described under “Description of the Trust Agreement—Trust wind-up events and liquidation events”) (which termination event will apply only to the specific transaction or transactions under the swap agreement relating to that underlying security),
•	the related underlying security becomes a “disqualified underlying security” (as described under “Description of Trust Agreements—Trust wind-up events and liquidation events”) (which termination event will apply only to the specific transaction or transactions under the swap agreement related to that underlying security), or
•	any transaction under the swap agreement becomes a disqualified swap transaction (as described under “Description of Trust Agreements—Trust wind-up events and liquidation events”) (which termination event will apply only to the specific disqualified swap transaction).
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Depending on the circumstances, either the trust or the swap counterparty, or both the trust and the swap counterparty, will be deemed to be the party or parties affected by the relevant event and will be entitled to terminate the relevant transaction(s) under the swap agreement. However, for purposes of calculating any swap termination payment, the trust will be deemed the sole affected party, and as a result its swap counterparty will have the sole right to determine in good faith the amount of any swap termination payment. The “Tax Event Upon Merger” and “Credit Event Upon Merger” termination events described in Sections 5(b)(iii) and 5(b)(iv) of the ISDA Master Agreement will not apply. The applicable prospectus supplement will describe any additional termination events that apply, or any of the above termination events that do not apply, to a particular series of trust certificates.

Early termination of swap agreements. If specified events of default or termination events occur, the trustee or the swap counterparty will, by notice to the other party (if a notice is required under the swap agreement), in the case of a termination event terminate the particular affected transaction(s) under the swap agreement and in the case of an event of default terminate all transactions under the relevant swap agreement. The date of any such termination is referred to as an “early termination date.” In the case of certain termination events, the date on which the relevant swap transactions will terminate must be designated by one of the parties, as specified in that swap agreement, and will occur only after notice and, in certain circumstances, after the swap counterparty has used reasonable efforts to transfer its rights and obligations under the relevant transactions to a related entity within a limited time period after notice of the termination event has been given. In the event that the trustee becomes aware that a termination event has occurred with respect to which the swap counterparty is the sole affected party, the trustee will designate a termination event for each affected transaction under the swap agreement, unless the trust would owe the swap counterparty a swap termination payment as a result of such a designation. The swap counterparty will have no obligation to the trust to exercise any right to terminate any particular transaction under the swap agreement, and will not act on behalf of the trust to exercise any right the trust may have to terminate any such transaction. If a termination event occurs and, when applicable, an early termination date is designated with respect to a swap transaction, the swap transaction will terminate and a swap termination payment may be payable by the trust to its swap counterparty or by the swap counterparty to the trust. If the trust is liable for a swap termination payment, underlying securities may be sold by the trustee. See “Description of the Trust Agreement— Trust wind-up events and liquidation events”.

To the extent that the aggregate principal amount of the underlying securities held by a trust is reduced through redemption, prepayment or exchange, the corresponding swap amount under any related swap agreement will be subject to a partial termination and the trust or the swap counterparty may incur liability for a swap termination payment.

In the event that an underlying security default results in a termination event, the trust will be the affected party (as defined below) for purposes of the calculation of any swap termination payment.

Swap termination payments. If one or more transactions under a swap agreement is terminated prior to its maturity, the market value of each terminated transaction will be established by one or both parties, as specified in the swap agreement, based either (1) on the basis of the market quotations of the cost of entering into a replacement transaction, (2) if such market quotations are unavailable or do not produce a commercially reasonable result, on losses suffered by either party as a result of the termination of the relevant transaction or (3) on another method of valuation provided in the applicable prospectus supplement. If the market value of a particular transaction is positive for the trust, or the termination of that transaction would result in a loss to the trust, a swap termination payment will be due from the swap counterparty to the trust in respect of that transaction. By contrast, if the market value is positive for, or the termination of a transaction would result in a loss to, the swap counterparty, a swap termination payment will be due from the trust to its swap counterparty. The swap termination payment for all terminated transactions under a swap agreement as a whole is the net amount payable after offsetting individual termination payments applicable to each transaction under that agreement. Depending on the type of the event of default or termination event that causes an early termination of any swap transaction, any swap termination payment due to the swap counterparty may be senior or subordinated in right of payment to the final distribution to be made to certificateholders.

Any swap termination payment payable by a trust will be limited to the assets of the trust, and the related certificateholders will not be liable to the swap counterparty for a swap termination payment to the extent, if any,

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that the amount of those payments exceeds the assets of the trust. Nonetheless, the loss to certificateholders resulting from a termination payment may, if interest rates, currency rates, swap spreads, credit spreads or option volatilities, as applicable, have changed significantly since the closing date for the relevant offering of trust certificates, be quite substantial in relation to the total value of the related underlying securities. A trust may be required to sell underlying securities through a selling agent in order to make any swap termination payments owed to the swap counterparty. Certificateholders could also be materially adversely affected if a trust is required to sell underlying securities in order to make swap termination payments at a time when prices for the underlying securities in the secondary market are depressed, as a result of a default on the underlying securities or for any other reason. If a swap agreement is terminated, any further distributions in respect of the related underlying securities will be made pursuant to the underlying securities without the benefit of that agreement.

If the applicable prospectus supplement so provides, in connection with any swap termination payment payable by a trust, the related certficateholders may, acting unanimously, deliver to the trustee the amount of that payment (together with any extraordinary trust expenses to be borne by that trust) and a written instruction to refrain from, or discontinue, the sale of the underlying securities. It is possible, however, that underlying securities may be sold by a selling agent in the time necessary for the certificateholders to exercise their rights described in the foregoing sentence.

Guaranties of support. Unless the applicable prospectus supplement specifies arrangements for securing the obligations of a swap counterparty, the payment obligations of that swap counterparty under a swap agreement will be general, unsecured obligations of that swap counterparty.

Repurchase agreements

The trust for particular trust certificates may enter into one or more repurchase agreements which will have economic effect similar to swap agreements. A repurchase agreement will be substantially in the form of the Bond Market Association Master Repurchase Agreement (1996 Version). Pursuant to any repurchase agreement, the trust will purchase underlying securities from the counterparty under the repurchase agreement (a “repo counterparty”) on the date of issuance of the trust certificates.

Under a repurchase agreement, the repo counterparty will pay amounts to the trust at a fixed or floating rate, and the repo counterparty will be entitled to all interest income received on the underlying securities. In the event that any principal payments are made on the underlying securities prior to the stated expected payment date of principal for the underlying securities, such payments will be retained by the trust, subject to the right of the repo counterparty to make a substitution of new underlying securities under the terms of the repurchase agreement.

The terms of the repurchase agreement will require the repo counterparty to repurchase the underlying securities on the date specified in the prospectus supplement, which may be the scheduled maturity of the trust certificates, a date of termination or settlement of a related swap agreement, the date of a trust wind-up event or another specified date. The prospectus supplement may also specify certain trust wind-up events upon which the repurchase agreement will be cancelled and the repo counterparty will not be required to repurchase the securities.

The repo counterparty will have the right to replace the underlying securities with substitute underlying securities if (i) the underlying securities would constitute disqualified underlying securities or (ii) notice is given by the underlying securities issuer that a principal payment will be made on the underlying securities prior to the stated expected payment date of principal for the underlying securities or (iii) a downgrade, default or similar event specified in the prospectus supplement occur with respect to the underlying securities. The repo counterparty will not be required to make any substitutions. The prospectus supplement may provide that if the repo counterparty does not make a substitution in the event of a principal pre-payment, a trust wind-up event will occur at the option of the repo counterparty and the trust will terminate. “Substitute securities” must meet requirements specified in the prospectus supplement, which may include a requirement that the substitute securities have a face amount equivalent to the face amount of the securities (prior to any early principal repayments), one or more specified ratings, pay interest determined by reference to the same index as the initial underlying securities, be denominated in the same currency as the initial underlying securities, otherwise constitute an asset of the same class and type as the initial underlying securities and have a specified expected maturity and final legal maturity, or other requirements.

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Underlying Securities Issuer

The underlying securities issuers will be the U.S. government or any agency or instrumentality thereof, a foreign government specified in the applicable prospectus supplement any agency or instrumentality thereof, or one or more corporations, general or limited partnerships.  Except for underlying securities issued by the U.S. government or a foreign government, the underlying securities issuer will be organized under the laws of either the United States, any U.S. state or any foreign jurisdiction.  The applicable prospectus supplement will provide only limited information about each underlying securities issuer, such as its name, place of incorporation and the address of its principal offices, unless a trust consists of “concentrated underlying securities” as of the issue date of the related trust certificates.  Concentrated underlying securities are underlying securities, other than government securities, the issuer of which constitutes a “Significant Obligor” as defined in Regulation AB.  With respect to concentrated underlying securities, the applicable prospectus supplement will include audited financial statements of the issuer of the concentrated underlying securities unless the depositor reasonably believes that one of the following criteria is met:

(1)	the underlying securities issuer is eligible to use Form S-3 or F-3 for a primary offering of common stock or for an offering of nonconvertible investment grade securities where such securities are rated investment grade;
(2)	Guaranteed by parent: the concentrated underlying securities are guaranteed by a parent company of the issuer of the concentrated underlying securities and either:

(a) each of the parent company and the issuer meets the criteria in (1), above; or

(b) (i) the parent company meets the criteria in (1), above, (ii) the issuer of the concentrated underlying securities meets the requirements of general instruction I.C.3 of Form S-3 or general instruction I.A.5(iii) of Form F-3, and (iii) the requirements of Rule 3-10 of Regulation S-X under the Securities Act are satisfied;

 (3) Guaranteed by subsidiary:  (i) the issuer meets the criteria in (1), above, (ii) the concentrated underlying securities are guaranteed by a wholly owned subsidiary of the issuer of the concentrated underlying securities and (iii) the requirements of Rule 3-10 of Regulation S-X under the Securities Act are satisfied;

in which case the applicable prospectus supplement will refer only to the periodic reports filed by the underlying securities issuer, or underlying securities guarantor, as applicable, with the SEC.  Those reports should be reviewed by any prospective certificateholder of the trust containing the underlying securities.

The reports and information above may be read and copied at the SEC’s public reference room, located at Room 1024, 100 F Street, N.E., Washington, D.C. 20549.  The SEC filings are also available to the public on the SEC’s Internet site at http://www.sec.gov.

A prospective certificateholder should obtain and evaluate the same information concerning the relevant underlying securities issuer as it would obtain and evaluate if it were investing directly in the underlying securities or in the issuer of the underlying securities.

Neither the depositor, the trustee, the securities intermediary, Merrill Lynch, Pierce, Fenner & Smith Incorporated nor any of their respective affiliates assumes any responsibility for the accuracy or completeness of any publicly available information concerning any underlying securities issuer, including, without limitation, any investigation as to its financial condition or creditworthiness, or concerning any underlying securities, whether or not that information is filed with the SEC or otherwise would be considered in making a decision to purchase the trust certificates. The above will not apply to any information concerning the underlying securities and any underlying securities issuer that is expressly stated in this prospectus or an applicable prospectus supplement.  The above will not apply, for example, to identifying information or to information of the type described in an applicable prospectus supplement under “Description of the Underlying Securities.”  Each prospectus supplement in relation to a series of certificates will set forth the material terms of the underlying securities.

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Underlying Securities Issuance Agreements

General.  Except for government securities, each underlying security will have been issued pursuant to an underlying securities indenture between the underlying securities issuer and a trustee.  The underlying securities indenture and the underlying securities trustee will be qualified under, or will be exempt from, the Trust Indenture Act of 1939 and the underlying securities indenture will contain provisions required by the Trust Indenture Act.  Government securities are not issued pursuant to an indenture and are exempt from the Securities Act under Section 3(a)(2) and from the Trust Indenture Act under Section 304(a)(4).

Covenants.  Indentures generally contain covenants intended to protect securityholders against the occurrence or effects of some specified events, including restrictions limiting the issuer’s, and in some cases one or more of the issuer’s subsidiaries’, ability to:

•	consolidate, merge, transfer or lease assets;
•	incur or suffer to exist any lien, charge or encumbrance upon all or some specified portion of its property or assets;
•	incur, assume, guarantee or suffer to exist any indebtedness for borrowed money if the payment of the indebtedness is secured by the grant of a lien; or
•	declare or pay any cash dividends, or make any distributions on or in respect of, or purchase, redeem, exchange or otherwise acquire or retire for value, any capital stock or subordinated indebtedness of the issuer or its subsidiaries, if any.

An indenture may also contain financial covenants that, among other things, require the maintenance of financial ratios or the creation or maintenance of reserves or permit some actions to be taken only if compliance with the covenants can be demonstrated at the time the actions are to be taken.  Subject to some exceptions, indentures typically may be amended or supplemented and past defaults may be waived with the consent of the indenture trustee, the consent of the holders of not less than a specified percentage of the outstanding securities, or both.

The underlying securities indenture for one or more underlying securities included in a trust may include some, all, none of or variations from the above provisions, together with additional covenants not discussed in this prospectus.  The depositor cannot assure you that any type of underlying securities will be subject to similar covenants or that any of the covenants will protect the trust as a holder of the underlying securities against losses.  The prospectus supplement used to offer any series of trust certificates will describe material covenants concerning any concentrated underlying securities and, as applicable, will describe material covenants that are common to any pool of underlying securities.  The applicable prospectus supplement will include any material risk factors associated with non investment-grade underlying securities deposited into a trust.

Events of default.  Indentures generally provide that any one of a number of specified events will constitute an event of default with respect to the securities issued.  The events of default typically include the following or variations of the following:

•	failure by the issuer to pay an installment of interest or principal on the securities at the time required, subject to any specified grace period, or to redeem any of the securities when required, subject to any specified grace period;
•	failure by the issuer to observe or perform any covenant, agreement or condition contained in the securities or the indenture if that failure is materially adverse to securityholders and continues for a specified period after notice is given to the issuer by the indenture trustee or the holders of not less than a specified percentage of the outstanding securities;
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•	failure by the issuer and/or one or more of its subsidiaries to make any required payment of principal and premium, if any, or interest with respect to other material outstanding debt obligations or the acceleration by or on behalf of the holders of those securities; and
•	events of bankruptcy or insolvency with respect to the issuer and/or one or more of its subsidiaries.

Remedies.  Indentures generally provide that upon the occurrence of an event of default, the indenture trustee may, and upon the written request of the holders of not less than a specified percentage of the outstanding securities, the indenture trustee must, take action as it may deem appropriate to protect and enforce the rights of the securityholders.  Some indentures provide that the indenture trustee or a specified percentage of the holders of the outstanding securities have the right to declare all or a portion of the principal and accrued interest on the outstanding securities immediately due and payable upon the occurrence of some events of default, subject to any applicable right of the issuer to cure.  Generally, an indenture will contain a provision entitling the trustee under the indenture to be indemnified by the securityholders before proceeding to exercise any right or power under the indenture with respect to the securities at the request of the securityholders.  An indenture is also likely to limit a securityholder’s right to institute some actions or proceedings to pursue any remedy under the indenture unless certain conditions are satisfied.  These conditions may include:

•	obtaining the consent of the indenture trustee;
•	that the proceeding be brought for the ratable benefit of all holders of the security; and/or
•	that the indenture trustee, after being requested to institute a proceeding by the owners of at least a specified minimum percentage of the securities, shall have refused or neglected to comply with that request within a reasonable time.

Each underlying securities indenture may include some, none or variations of the above provisions, together with additional events of default and/or remedies not discussed here.  The prospectus supplement for any series of certificates will describe the events of default under the underlying securities indenture for any concentrated underlying security and the applicable remedies.  The prospectus supplement for any trust consisting of a pool of underlying securities will describe some common underlying security events of default with respect to the pool.  The depositor cannot assure you that the provision will protect the trust, as a holder of the underlying securities, against losses.  Furthermore, a certificateholder will have no independent legal right to exercise any remedies with respect to the underlying securities and will be required to rely on the trustee of the applicable trust to pursue any available remedies on behalf of the relevant certificateholders in accordance with the terms of the trust agreement and the related series supplement to the trust agreement.  If an underlying security event of default occurs and the trustee as a holder of the underlying securities is entitled to vote or take other action to declare the principal amount of an underlying security and any accrued and unpaid interest on the underlying security to be due and payable, the certificateholders’ objectives may differ from those of holders of other securities of the same series and class as any underlying security in determining whether to require the acceleration of the underlying securities. For more information, see “Risk Factors—Your ability to dispose of or take action with respect to any underlying securities may be limited due to the passive nature of the trust.”

Subordination.  If specified in the applicable prospectus supplement, some of the underlying securities with respect to any trust may be either senior or subordinated in right of payment to other existing or future indebtedness of the underlying securities issuer.  With respect to subordinated underlying securities, to the extent of the subordination provisions of the securities, and after the occurrence of specified events, securityholders and direct creditors whose claims are senior to subordinated underlying securities, if any, may be entitled to receive payment of the full amount due thereon before the holders of any subordinated debt securities are entitled to receive payment on account of the principal and premium, if any, or any interest on the securities. The trust, as a holder of subordinated debt, may consequently suffer a greater loss than if it held unsubordinated debt of the underlying securities issuer.  We cannot assure you, however, that in the event of a bankruptcy or similar insolvency proceeding, the trust as a holder of senior underlying securities would receive all payments in respect of those securities even if holders of subordinated securities receive no amounts in respect of the securities.  The prospectus

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supplement relating to any series of trust certificates will contain a description of any subordination provisions with respect to any concentrated underlying securities and the percentage of senior underlying securities and subordinated underlying securities, if any, in a trust comprised of a pool of securities.

Secured obligations.  Some of the underlying securities with respect to any trust may be “secured underlying securities,” which means that they represent secured obligations of the underlying securities issuer.  Generally, unless an event of default occurred, or with respect to some types of collateral or as otherwise set forth in the related indenture, an issuer of secured obligations has the right to remain in possession and retain exclusive control of the collateral and to collect, invest and dispose of any income related to the collateral.  The secured indebtedness issued pursuant to the indenture:

•	may also contain provisions for release, substitution or disposition of collateral under some circumstances with or without the consent of the indenture trustee or upon the direction of not less than a specified percentage of the securityholders; and
•	will also provide for the disposition of the collateral upon the occurrence of some events of default.

In the event of a default of any secured obligation, securityholders may experience a delay in payments on account of principal and premium, if any, or any interest on those securities pending the sale of any collateral and before or during the period the related collateral may decline in value.

If proceeds from the sale of collateral following an indenture event of default are insufficient to repay all amounts due in respect of any secured obligations, the holders of those securities, to the extent not repaid from the proceeds of the sale of the collateral, would have only an unsecured claim ranking equally to the claims of all other general unsecured creditors.

The underlying securities indenture with respect to secured underlying securities may include some, all or none of or variations on those provisions.  The prospectus supplement relating to any series of trust certificates that includes concentrated underlying securities that are secured will describe the material security provisions of those underlying securities and the related collateral.  With respect to any trust comprised of a pool of securities with a substantial portion being comprised of secured underlying securities, the applicable prospectus supplement will disclose some material information with respect to those security provisions and the collateral.

Principal Terms of Underlying Securities

The applicable prospectus supplement for each series of trust certificates will contain a description of the following terms, as applicable, of any concentrated underlying security:

(A)	the title and series of the underlying securities, their aggregate principal amount, denomination and form;
(B)	whether the securities are senior or subordinated to any other existing or future obligations of the underlying securities issuer;
(C)	whether any of the obligations are secured and the nature of any collateral;
(D)	the limit, if any, upon the aggregate principal amount of the securities;
(E)	the dates on which, or the range of dates within which, the principal of and premium, if any, on the securities will be payable;
(F)	the rate or rates, or the method of determining the rates, at which the underlying securities will bear interest, if any, the date or dates from which the interest will accrue and the dates on which the interest will be payable;
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(G)	the obligation, if any, of the underlying securities issuer to redeem the underlying securities and other securities of the same class or series at the holder’s option or pursuant to any sinking fund or similar provisions and the timing, price and the terms and conditions that would govern any redemption or repurchase of the securities, in whole or in part, pursuant to that obligation;
(H)	if applicable, the timing, price and the terms and conditions that would govern any redemption, in whole or in part, of the securities at the option of the underlying securities issuer;
(I)	if applicable, the timing, price and the terms and conditions that would govern the ability of a holder of underlying securities subject to a put option to require the issuer of the underlying securities to repurchase or otherwise repay those underlying securities;
(J)	whether the underlying securities were issued at a price lower than the principal amount of the underlying securities;
(K)	if other than U.S. dollars, the currency in which the securities are denominated, or in which the payment of the principal of and premium, if any, or any interest on the underlying securities will be made, and the circumstances, if any, when the currency of payment may be changed;
(L)	material events of default or restrictive covenants provided for with respect to the underlying securities;
(M)	the rating, if any, of the underlying securities;
(N)	the principal U.S. market on which the underlying securities are traded, if any; and
(O)	any other material terms of the underlying securities.

With respect to a trust comprised of a pool of underlying securities, the applicable prospectus supplement will describe:

•	the composition of the underlying securities pool as of the cut-off date;
•	some material events of default or restrictive covenants common to the underlying securities; and
•	on an aggregate, percentage or weighted average basis, as applicable, the characteristics of the pool with respect to the terms set forth in clauses (B), (C), (E), (F), (G), (H), (I), (J) and (K) of the preceding paragraph and any other material terms regarding the pool of securities.

If an issuer of concentrated underlying securities ceases to file periodic reports under the Exchange Act, the depositor will continue to be subject to the reporting requirements of the Exchange Act but some information with respect to the issuer may be unavailable.  Also, if an issuer ceases to file those reports, the actions described in this prospectus under “Description of the Trust Agreement—Trust wind-up events and liquidation events” will be carried out by the trustee and the depositor.

Credit Support

As specified in the applicable prospectus supplement for a given series of trust certificates, the trust for any series of trust certificates may include, or the certificateholders of such series or any class or group of classes within such series may have the benefit of, credit support for any class or group of classes within such series.  Credit support directly benefits the relevant trust and, consequently, benefits certificateholders.

Credit support may be provided by any combination of the following means:  the subordination of one or more series of, or classes with a series of, certificates, cash collateral in the form of one or more reserve or other bank accounts, the use of a cross-collateralization feature, surety bond, letter of credit and similar standby financing

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facilities, overcollateralization, interest rate swap agreements, currency rate swap agreements, or interest rate cap or floor agreement, committed credit facilities (including syndicated loan agreements), third party guarantees and insurance policies, and limited guarantees and swap guarantees (i.e. a swap agreement which is deposited in the trust, and, pursuant to the terms of such swap agreement, payments thereon are guaranteed by an affiliate of the swap counterparty). The applicable prospectus supplement will set forth:

•	whether the trust for any class or classes of trust certificates contains, or the certificateholders of such trust certificates have the benefit of, credit support and, if so, the amount, type and other relevant terms of each element of credit support with respect to the class or classes;
•	information with respect to the obligors of each element, including financial information with respect to any obligor providing credit support for 20% or more of the aggregate principal amount of the class or classes; and
•	information with respect to a credit enhancement provider for any credit enhancement provider which might be liable or contingently liable to provide payments representing 10% or more of the cash flow supporting the class or classes.

Subordination.  As discussed below under “—Collections,” the rights of the certificateholders of any given class within a series of trust certificates to receive collections from the trust for the series and any credit support obtained for the benefit of the certificateholders of the series or classes within the series may be subordinated to the rights of the certificateholders of one or more other classes of the series to the extent described in the applicable prospectus supplement.  The subordination accordingly provides some additional credit support to those certificateholders of those other classes.  For example, if losses are realized during a given period on the deposited assets relating to a series of trust certificates such that the collections received on the deposited assets are insufficient to make all distributions on the trust certificates of the series, those realized losses would be allocated to the certificateholders of any class of the series that is subordinated to another class, to the extent and in the manner provided in the applicable prospectus supplement.  In addition, if applicable, the prospectus supplement may provide that some amounts otherwise payable to certificateholders of any class that is subordinated to another class may be required to be deposited into a reserve account.  For more information regarding the reserve accounts, see “—Reserve Accounts” below.

If the applicable prospectus supplement so provides, the credit support for any series or class of trust certificates may also include the other forms of credit support that are described below.  Any other forms of credit support that are solely for the benefit of a given class will be limited to the extent necessary to make required distributions to those certificateholders.  In addition, if the applicable prospectus supplement so provides, the obligor of any other forms of credit support may be reimbursed for amounts paid pursuant to the credit support out of amounts otherwise payable to one or more of the classes of the trust certificates of such series.  Further, payments to be made in respect of any forms of credit support arranged for or on behalf of the certificateholders may be required to be paid before any distributions that must be made to certificateholders.

Letter of credit; surety bond.  The certificateholders of any series or class or group of classes of trust certificates within that series may, if specified in the applicable prospectus supplement, have the benefit of a letter or letters of credit issued by a bank or a surety bond or bonds issued by a surety company.  In either case, the trustee, or its affiliate or designee, or any other person specified in the applicable prospectus supplement will use its reasonable efforts to:

•	cause the letter of credit or the surety bond to be obtained and to be kept in full force and effect, unless coverage under the letter of credit has been exhausted through payment of claims; and
•	timely pay the fees or premiums on the letter of credit or surety bond, unless, as described in the applicable prospectus supplement, the payment of fees or premiums is otherwise provided for.

The trustee, its affiliate or designee, or the other person specified in the applicable prospectus supplement will make or cause to be made draws under the letter of credit or the surety bond, as the case may be, under the

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circumstances and to cover the amounts specified in the applicable prospectus supplement.  Any amounts otherwise available under the letter of credit or the surety bond will be reduced to the extent of any prior unreimbursed draws.  The applicable prospectus supplement will provide the manner, priority and source of funds by which any draws are to be repaid.

If the bank issuing the letter of credit or the surety company, as applicable, ceases to satisfy any credit rating or other applicable requirements specified in the applicable prospectus supplement, the trustee, its affiliate or designee, or the other person specified in the applicable prospectus supplement will use its reasonable efforts to obtain or cause to be obtained a substitute letter of credit or surety bond, as applicable, or other form of credit enhancement providing similar protection, that meets the requirements and provides the same coverage to the extent available for the same cost. We cannot assure you that any bank issuing the letter of credit or any surety, as applicable, will continue to satisfy the requirements or that any substitute letter of credit, surety bond or similar credit enhancement will be available providing equivalent coverage for the same cost.  To the extent similar credit support is not available, the credit support otherwise provided by the letter of credit or the surety bond or similar credit enhancement may be reduced to the level otherwise available for the same cost as the original letter of credit or surety bond.

Reserve accounts.  If the applicable prospectus supplement so provides, the trustee, its affiliate or designee, or another person specified in the prospectus supplement will deposit or cause to be deposited into a reserve account maintained with an eligible institution, which may be the trustee, any combination of cash or permitted investments in specified amounts.  These amounts will be applied and maintained in the manner and under the conditions specified in the prospectus supplement.  In the alternative or in addition to the deposit, a reserve account may be funded through application of a portion of collections received on the deposited assets for a given series of trust certificates, in the manner and priority specified in the applicable prospectus supplement.  Amounts may be distributed to certificateholders of the class or group of classes within the series, or may be used for other purposes, in the manner and to the extent provided in the applicable prospectus supplement.  Amounts deposited in any reserve account will be invested in permitted investments by, or at the direction of, the trustee, the depositor or their affiliate or designee, or any other person as may be specified in the applicable prospectus supplement.

Collections

The trust agreement and the related series supplement will establish procedures by which the trustee, or its affiliate or designee, or any other person that may be specified in the prospectus supplement, is obligated, for the benefit of the certificateholders of each series of trust certificates, to administer the related deposited assets.  Administering the deposited assets will include making collections of all payments made on those assets and depositing those collections from time to time before any applicable distribution date into a “certificate account,” which will be a segregated trust account maintained or controlled by the applicable trustee for the benefit of the series.  If an administrative agent is appointed, it will direct the trustee, and otherwise the trustee will make all determinations, as to:

(A)	the appropriate application of the collections, and other amounts available for distribution, to the payment of any administrative or collection expenses, such as the administrative fee and some credit support-related ongoing fees, such as insurance premiums, letter of credit fees or any required account deposit; and
(B)	the payment of amounts then due and owing on the trust certificates of the trust series and classes within the series, all in the manner and priorities described in the applicable prospectus supplement.

The applicable prospectus supplement will specify the collection periods, if applicable, and distribution dates for a given series of trust certificates and the particular requirements relating to the segregation and investment of collections received on the deposited assets during a given collection period or on or by specified dates.  We cannot assure you that amounts received from the deposited assets and any credit support obtained for the benefit of certificateholders for a particular series or class of trust certificates over a specified period will be sufficient, after payment of all prior expenses and fees for that period, to pay amounts then due and owing to holders of the trust

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certificates.  The applicable prospectus supplement will also set forth the manner and priority by which any realized loss will be allocated among the classes of any series of trust certificates, if applicable.

The applicable prospectus supplement will identify the circumstances that may permanently or temporarily change over time the relative priorities of distributions with respect to collections from the assets of the trust assigned to classes of a given series of trust certificates.  Moreover, the applicable prospectus supplement may specify that the allocation ratio in respect of each class of a given series for purposes of payments of some amounts, such as principal, may be different from the allocation ratio assigned to each class for payments of other amounts, such as interest or premium.

CURRENCY RISKS

An investment in a trust certificate having a specified currency other than U.S. dollars entails significant risks that are not associated with similar investments in U.S. dollar-denominated securities.  The risks include, without limitation:

•	economic and political events and the supply of and demand for the relevant currencies;
•	the possibility of significant changes in rates of exchange between the U.S. dollar and the trust certificates’ currency;
•	volatility of the exchange market;
•	depreciation of the specified currency for a trust certificate against the U.S. dollar, which would decrease the effective yield of your trust certificate below its applicable interest rate and, in some circumstances, could result in a loss to you on a U.S. dollar basis; and
•	the possibility that a foreign government will impose or modify foreign exchange controls with respect to the foreign currency, which could restrict or prohibit distributions of principal, premium or interest in the specified currency.

Those risks generally depend on factors over which the depositor has no control, such as economic and political events and the supply of and demand for the relevant currencies.  In recent years, rates of exchange between the U.S. dollar and some currencies have been highly volatile and you should expect that this volatility will continue in the future.  Past fluctuations in any particular exchange rate do not necessarily indicate, however, that fluctuations in the rate may occur during the term of any trust certificate.  Depreciation of the specified currency for a trust certificate against the U.S. dollar would decrease the effective yield of the trust certificate below its applicable interest rate and, in some circumstances, could result in a loss to the investor on a U.S. dollar basis.

Governments have from time to time imposed, and may in the future impose, exchange controls that could affect exchange rates and the availability of a specified currency for making distributions in respect of trust certificates denominated in that currency.  At present, the depositor has identified the following currencies in which distributions of principal, premium and interest on trust certificates may be made:  Australian dollars, Canadian dollars, Danish kroner, Italian lire, Japanese yen, New Zealand dollars, U.S. dollars and the Euro.  However, trust certificates distributable in another currency may be issued at any time, based upon investor demand for trust certificates denominated in these currencies.  We cannot assure you that exchange controls that restrict or prohibit distributions of principal, premium or interest in any specified currency will not be imposed.  Even if there are no actual exchange controls, it is possible that, on a distribution date with respect to any particular trust certificate, the currency in which the amounts are due in respect of each trust certificate will not be available.

Any prospectus supplement relating to trust certificates having a specified currency other than U.S. dollars will contain historical exchange rates for that currency against the U.S. dollar, a description of the currency, any exchange controls affecting that currency and any other required information concerning that currency.  The prospectus supplement will also discuss risk factors relating to that specified currency.

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U.S. FEDERAL INCOME TAX CONSEQUENCES

The discussion under the heading “U.S. Federal Income Tax Consequences” herein represents the opinion of Cleary Gottlieb Steen & Hamilton LLP with respect to the material U.S. federal income tax consequences of the purchase, ownership and disposition of trust certificates.

Except as otherwise indicated herein, this discussion applies only to:

•	trust certificates purchased by those initial holders who purchase such trust certificates on the date on which the net proceeds of an offering of the trust certificates of a particular series are received by the depositor, also referred to as the closing date, at the offering price provided for the trust certificates in the applicable prospectus supplement, and
•	trust certificates and trust property held as capital assets.

This discussion does not describe all of the tax consequences that may be relevant to a holder in light of its particular circumstances or to holders subject to special rules, such as:

•	banks, savings and loan associations, and similar financial institutions,
•	insurance companies,
•	dealers in securities, including notional principal contracts, or foreign currencies,
•	traders in securities electing to mark to market,
•	persons holding trust certificates as part of a hedge, straddle, conversion or similar transaction,
•	U.S. certificateholders (as defined below) whose functional currency is not the U.S. dollar,
•	partnerships or other entities classified as partnerships for U.S. federal income tax purposes, or
•	persons subject to the alternative minimum tax.

This discussion is based on the Internal Revenue Code, administrative pronouncements, judicial decisions and final, temporary and proposed Treasury regulations, changes to any of which subsequent to the date of this prospectus may affect the tax consequences described herein and may be applied retroactively.

Trust certificates of a particular series may have special features that produce tax consequences different from those described below. In cases where the related prospectus supplement contains additional tax information, prospective certificateholders should review such information together with this tax discussion.

Persons considering the purchase of trust certificates are urged to consult their tax advisers with regard to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the laws of any state, local or foreign taxing jurisdiction.

Classification of the trust

Unless otherwise stated in the applicable prospectus supplement, the trust will not be classified as a corporation or as an association taxable as a corporation, and should be classified as a grantor trust. For a possible alternative classification, see “—Possible partnership classification,” below. Except in the discussion of this possible alternative classification, the remainder of this discussion assumes that the trust will be a grantor trust for U.S. federal income tax purposes.

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Taxation under grantor trust rules

Under the U.S. federal income tax rules applicable to grantor trusts, a certificateholder will be treated as the owner of an undivided interest in the assets and income of the trust and as having entered into any swap agreement or warrant to which the trust is a party, both to the extent of such certificateholder’s proportionate interest in the trust. The sale of a trust certificate will be considered a sale of a certificateholder’s interest in the assets of the trust and a termination of any swap agreement or warrant with respect to that certificateholder. In the case of trust certificates of an exchangeable series, a certificateholder’s withdrawal of the certificateholder’s proportionate share of the underlying securities will not constitute a taxable event, but gain or loss may be recognized upon any related termination of a swap agreement or warrant. A certificateholder may deduct its pro rata share of the fees and other deductible expenses paid by the trust, at the same time and to the same extent as such items could be deducted by the certificateholder if the certificateholder paid directly a pro rata portion of the amounts paid by the trust. See “—Trust expenses,” below.

Determination of basis and sales proceeds

This discussion of basis and sales proceeds will consider first a trust that has entered into a swap agreement and second a trust that has issued warrants.

A certificateholder will be considered to have purchased its interest in the underlying securities for an amount equal to the cost of its trust certificate multiplied by a fraction, the numerator of which is the fair market value of such underlying securities and the denominator of which is the sum of the fair market value of the underlying securities and the fair market value of any swap agreement (which may be negative, zero or positive), if any, in each case at the time of purchase. The certificateholder’s initial tax basis in the underlying securities will equal such allocated purchase price.

If the fair market value to the trust of the swap agreement, if any, is not zero at the time of purchase of a trust certificate by a certificateholder, the certificateholder should be treated as having received or paid a premium with respect to the swap agreement (“swap premium”). If such fair market value is negative, a swap premium will be treated as paid to such certificateholder in an amount equal to the excess of the amount allocated to the underlying securities (determined as described above) over the cost of the trust certificate. If such fair market value is positive, a swap premium will be treated as paid by such certificateholder in an amount equal to the excess of the cost of the trust certificate over the amount allocated to the underlying securities.

Upon a sale of a trust certificate, the same method would apply in allocating the amount realized by the selling certificateholder between the underlying securities and the swap agreement using fair market values at the time of sale. The amount allocated to the swap agreement would be considered a swap termination payment made to or by the certificateholder, depending on whether the amount is positive or negative as to the trust.

If the trust issues warrants (but does not enter into a swap agreement), a certificateholder will be treated, for U.S. federal income tax purposes, as if it had (1) purchased its pro rata share of the underlying securities (less the interest represented by the other classes of certificates, if any) and (2) granted a call option (documented as the warrants) to the warrantholders in respect of the trust certificates in exchange for a premium equal to the fair market value of such option. Accordingly, a certificateholder’s initial tax basis in its pro rata share of the underlying securities will equal the sum of its cost for the trust certificates and its pro rata share of such option premium.

The certificateholder’s tax basis in the underlying securities generally will be increased by any amounts included in income with respect thereto, and reduced by any payments thereon and any amortized bond premium with respect thereto.

If the trust holds, at the time of purchase of a trust certificate, cash or cash equivalents, then the cost of the trust certificate would first be reduced by the amount of such cash or cash equivalents allocated to the trust certificate before making the above allocation.

Tax consequences to U.S. certificateholders

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As used herein, the term “U.S. certificateholder” means a beneficial owner of a trust certificate that is for U.S. federal income tax purposes:

•	a citizen or resident of the United States,
•	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof,
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source, or
•	a trust if (i) a U.S. court is able to exercise primary supervision over the trust’s administration and (ii) one or more U.S. persons have the authority to control all of the trust’s substantial decisions. Notwithstanding the preceding sentence, certain trusts in existence on August 20, 1996, and treated as a domestic trust prior to such date, may also be treated as U.S. certificateholders.

The term U.S. certificateholder also includes certain former citizens and residents of the United States.

The discussion below, up to the heading “—Tax consequences to non-U.S. certificateholders,” applies only to U.S. certificateholders.

Taxation of underlying securities

If the trust property includes a swap agreement, the tax treatment of the underlying securities and such swap agreement will depend on whether they are integrated into a single synthetic debt instrument or treated as separate financial instruments. The following discussion assumes that the underlying securities are not part of an integrated transaction, so that a U.S. certificateholder must take into account its pro rata share of the income from the underlying securities and the swap agreement, if any, as determined under the separate tax rules applicable to those instruments. However, it is likely that the trust property will be subject to rules providing for integration for U.S. federal income tax purposes. Such rules, and the consequences of integrated treatment, are discussed below.

The following discussion also assumes that the underlying securities are considered to be owned by the trust for U.S. federal income tax purposes. In some circumstances, the underlying securities and swap agreements may be treated together as a loan to the swap counterparty. See “—Other characterizations of the underlying securities and swap agreement.”

Furthermore, the following discussion assumes that the underlying securities will constitute debt instruments in their entirety. The discussion also assumes that payments on the underlying securities will be made and denominated in U.S. dollars. If that is not the case, the applicable prospectus supplement will discuss relevant foreign currency rules. See also the discussion below under “—Straddle Rules.”

For a discussion of special considerations that may apply if a trust issues two classes of trust certificates, one of which classes is entitled only to interest payments, see “—Stripped bond rules” below.

Payments of interest. Interest on an underlying security will be taxable to a U.S. certificateholder as ordinary interest income at the time it accrues or is received by the trust in accordance with the U.S. certificateholder’s method of accounting for U.S. federal income tax purposes, provided that the interest is qualified stated interest (as defined below).

Original issue discount. An underlying security that was issued at an issue price less than its stated redemption price at maturity will be considered to have original issue discount for U.S. federal income tax purposes (and will be referred to as an “original issue discount underlying security”) unless the discount is de minimis (as described below). The stated redemption price at maturity of an underlying security equals the sum of all payments required to be made on the underlying security other than payments of “qualified stated interest.” “Qualified stated interest” is generally stated interest that is unconditionally payable in cash or property (other than in debt

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instruments of the underlying securities issuer) at least annually during the entire term of the underlying security at a single fixed rate or, subject to certain conditions, at a variable rate.

If the difference between an underlying security’s stated redemption price at maturity and its issue price is less than a de minimis amount (generally 1/4 of 1 percent of the stated redemption price at maturity multiplied by the number of complete years to maturity), then the underlying security will not be considered to have original issue discount.

If the trust holds original issue discount underlying securities that mature more than one year from their date of issuance, U.S. certificateholders will be required to include their share of the original issue discount in ordinary gross income as it accrues, in accordance with a constant yield method based on a compounding of interest and regardless of whether the U.S. certificateholder uses the cash or accrual method of accounting. Under this method, U.S. certificateholders generally will be required to include in income increasing amounts of original issue discount in successive accrual periods. In some cases, original issue discount may be includible in income prior to the receipt of any cash attributable to such income.

A U.S. certificateholder may make an election to include in gross income all interest that accrues on any underlying security (including stated interest, acquisition discount, original issue discount, de minimis original issue discount, market discount, de minimis market discount, and unstated interest, as adjusted by any amortizable bond premium or acquisition premium) in accordance with a constant yield method based on the compounding of interest (a “constant yield election”), as if such underlying security were newly issued on the date of purchase of the trust certificate by the U.S. certificateholder and the issue price of such underlying security equaled the purchase price allocated thereto. An election made by a taxpayer with respect to one obligation can affect other obligations held by the taxpayer. U.S. certificateholders should consult with their tax advisors regarding the merits of making this election.

Contingent debt obligations. Special rules govern the tax treatment of debt obligations that are treated under applicable Treasury regulations as providing for contingent payments (“contingent debt obligations”). These rules generally require accrual of interest income on a constant yield basis at an assumed yield determined at the time of issuance of the obligation. Adjustments will be required to these accruals when any contingent payments are made that differ from the payments calculated based on the assumed yield. Any gain on the sale, exchange, retirement or other disposition of a contingent debt obligation will be ordinary income. Loss, up to the amount of interest included in income with respect to the contingent debt obligation by the U.S. certificateholder in the current or prior taxable years, will be characterized as ordinary loss; any loss in excess of that amount will be capital loss. Furthermore, any gain or loss generally will be long-term capital gain or loss if the U.S. certificateholder has held the contingent debt obligation for the long-term holding period and there are no remaining contingent payments on the obligation at the time of the disposition.

Market discount. If the purchase price allocated to an underlying security is less than its stated redemption price at maturity or, in the case of an original issue discount underlying security, its adjusted issue price, the amount of the difference will be treated as market discount for federal income tax purposes, unless this difference is less than a specified de minimis amount. The adjusted issue price is the issue price of the underlying security plus previously accrued original issue discount, less any prior payments other than payments of qualified stated interest.

A U.S. certificateholder that makes a constant yield election or a separate election under market discount rules will be required to include market discount in income as it accrues. Absent such election, a U.S. certificateholder will be required to treat any principal payment (or, in the case of an original issue discount underlying security, any payment that does not constitute qualified stated interest) on, and any gain on the sale, exchange, retirement or other disposition of an underlying security as ordinary income to the extent of the market discount accrued on the underlying security at the time of the payment or disposition. If the underlying security is disposed of in certain nontaxable transactions, accrued market discount will be includible as ordinary income to the U.S. certificateholder as if such U.S. certificateholder had sold the underlying security at its then fair market value. In addition, the U.S. certificateholder may be required to defer, until the maturity of the underlying security or its earlier disposition (including certain nontaxable transactions), the deduction of all or a portion of the interest expense on any indebtedness incurred or maintained to purchase or carry the trust certificate.

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Acquisition premium and amortizable bond premium. If the purchase price allocated to an underlying security exceeds the underlying security’s adjusted issue price but is less than or equal to its stated redemption price at maturity, a U.S. certificateholder will be considered to have purchased the underlying security with an acquisition premium. Under the acquisition premium rules, the amount of original issue discount that the U.S. certificateholder must include in its gross income with respect to the underlying security for any taxable year will be reduced by the portion of the acquisition premium properly allocable to that year.

If the purchase price allocated to an underlying security exceeds the underlying security’s stated redemption price at maturity, a U.S. certificateholder will be considered to have purchased the underlying security with amortizable bond premium equal in amount to the excess of the purchase price over the amount payable at maturity (exclusive of any portion of such excess attributable to a conversion feature). A U.S. certificateholder may elect under Section 171 of the Internal Revenue Code to amortize this premium, using a constant yield method, over the remaining term of the underlying security (where the underlying security is not optionally redeemable prior to its maturity date). If the underlying security may be optionally redeemed prior to maturity after the trust has acquired it, the amount of amortizable bond premium is determined with reference to the amount payable on maturity or, if it results in a smaller premium attributable to the period of earlier redemption date, with reference to the amount payable on the earlier redemption date. A U.S. certificateholder who elects to amortize bond premium must reduce its tax basis in the underlying security by the amount of the premium amortized in any year. An election to amortize bond premium applies to all taxable debt obligations then owned and thereafter acquired by the U.S. certificateholder and may be revoked only with the consent of the Internal Revenue Service (“IRS”).

If a U.S. certificateholder makes a constant yield election (as described under “—Original issue discount” above) for an underlying security with amortizable bond premium, such election is treated as an election to amortize bond premium under Section 171, with the consequences described above.

Stripped bond rules. The following discussion of stripped bond rules applies if the trust issues two classes of trust certificates and one of the classes is entitled only to interest payment (such trust certificates will be referred to as “strip trust certificates”). A U.S. certificateholder that holds a strip trust certificate will be taxed under the “stripped bond” rules of the Internal Revenue Code. The U.S. certificateholder will be treated, for purposes of applying the original issue discount rules of the Internal Revenue Code, as having purchased a newly issued, single debt instrument providing for payments equal to the payments on the underlying securities allocable to the trust certificate. The issue price is the price at which the U.S. certificateholder is considered to have purchased its right to payments on the underlying securities. As described above under “—Original issue discount,” if such newly issued debt instrument has more than a de minimis amount of original issue discount, the U.S. certificateholder will be required to include the original issue discount in income as it accrues in accordance with the constant yield method.

Unless otherwise specified in the applicable prospectus supplement, it is anticipated that a trust will, for information reporting purposes, account for original issue discount reportable by holders of strip trust certificates by reference to the first price at which a substantial amount of the trust certificates is sold to purchasers (other than the underwriters), even though the amount of original issue discount will differ for subsequent purchasers. U.S. certificateholders should consult their tax advisors regarding the proper calculation of original issue discount.

Sale, exchange, retirement or other disposition of an underlying security. Upon the sale, exchange, retirement or other disposition of an underlying security (including a sale resulting from a sale of trust certificates), a U.S. certificateholder generally will recognize taxable gain or loss equal to the difference between the amount realized on the sale, exchange or retirement and the U.S. certificateholder’s adjusted tax basis in the underlying security. For these purposes, the amount realized does not include any amount attributable to accrued interest. Amounts attributable to accrued interest are treated as interest as described under “—Payments of interest” above.

Except as described herein, gain or loss realized on the sale, exchange, retirement or other disposition of an underlying security will generally be capital gain or loss and will be long term capital gain or loss if at the time of sale, exchange, retirement or other disposition the underlying security has been held for more than one year. Exceptions to this general rule apply to the extent of any accrued market discount not previously included in the U.S. certificateholder’s taxable income. See “—Market discount” above. See also the discussions under “—Contingent debt obligations” and “—Straddle rules.”

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Taxation of the swap agreement

The following discussion assumes that the swap agreement is not part of an integrated transaction for tax purposes. For the treatment of a swap agreement if it is part of an integrated transaction, see the discussion under “—Taxation of underlying securities and swap agreement as an integrated transaction” below. Furthermore, it is assumed for purposes of the following discussion that a swap agreement is a “notional principal contract” in its entirety. Alternative characterizations of a swap agreement are discussed below under “—Other characterizations of the underlying securities and swap agreement.”

Income or deductions with respect to a swap agreement may be attributable to periodic payments, nonperiodic payments (including swap premium) or swap termination payments.

Periodic payments and nonperiodic payments (including swap premium). Periodic payments under a swap agreement are payments made or received by the trust that are payable at intervals of one year or less during the entire term of the contract (including any extension periods), that are based on a specified index and are based on a single notional principal amount or a notional principal amount that varies over the term of the contract in the same proportion as the notional principal amount that measures the other party’s payments. However, payments to buy or sell an interest rate cap or floor are never periodic payments.

All U.S. certificateholders must account for periodic payments under an accrual method of accounting. In a case where periodic payments to be made under a swap agreement are set in arrears, and the payment relating to a period during a taxable year of a U.S. certificateholder cannot be determined by the end of the year, then accruals for that year will be based on a reasonable estimate of the payment, and the difference between the estimated amount and actual amount will be taken into account in the taxable year in which the payment is fixed.

Payments under a swap agreement that are not periodic payments or swap termination payments are “nonperiodic payments.” (Accordingly, any swap premium paid or received generally would be a nonperiodic payment.) Nonperiodic payments generally must be recognized over the term of the swap agreement in a manner that reflects the economic substance of the contract. The amount of any nonperiodic payment that is amortized in any taxable year will be treated in the same manner as a periodic payment that accrues in that year.

Under an alternative rule, nonperiodic payments under a notional principal contract may be amortized under a level payment method. Under that method, nonperiodic payments are allocated as if they represented principal payments on a level payment loan that extends over the life of the contract and bears interest at a rate equal to the rate (or rates) used by the parties to determine the nonperiodic payments (or if such rate is not readily ascertainable, a rate that is reasonable under the circumstances). The level payment method cannot be used by a taxpayer with respect to a notional principal contract if the taxpayer reduces risk with respect to the contract by purchasing, selling or otherwise entering into other financial contracts (other than debt instruments).

Periodic and nonperiodic payments attributed to any taxable year would be netted. The net amount received or paid should generally be ordinary income or an ordinary deduction, respectively, for that year. For certain taxpayers, including individuals, such deductions will generally be subject to the 2% floor applicable to miscellaneous itemized deductions.

As an exception to the treatment of nonperiodic payments outlined above, a notional principal contract that provides for a “significant” nonperiodic payment is divided into two parts for U.S. federal income tax purposes: a notional principal contract with periodic payments and a loan.

Where relevant for purposes of tax information reporting, the trustee intends (i) to assume that all of the trust certificates were purchased on the closing date, and (ii) to amortize any nonperiodic payments that are fixed in amount (including any initial swap premium) under the level payment method described above. U.S. certificateholders that purchase a trust certificate and are deemed either to receive or to pay swap premium should consult with their tax advisors regarding the appropriate methods for amortizing such swap premium.

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Swap termination payments. As described above under “—Determination of basis and sales proceeds,” a U.S. certificateholder may be considered to pay or receive a swap termination payment under a swap agreement in connection with the sale of a trust certificate. In such a case, a U.S. certificateholder would have gain or loss from termination of a swap agreement equal to (i) the sum of the unamortized portion of any nonperiodic payments received by the U.S. certificateholder and any swap termination payment it receives or is deemed to have received, less (ii) the sum of the unamortized portion of any nonperiodic payments paid by the U.S. certificateholder and any swap termination payment it pays or is deemed to have paid.

A termination of a swap agreement generally will be considered to involve a “sale or exchange” of the swap agreement, with the result that any gain or loss generally will be treated as capital gain or loss (subject to the discussion below under “—Straddle rules”). A U.S. certificateholder that recognizes capital loss upon termination of the swap agreement generally will be able to offset that loss against any gain recognized with respect to the underlying securities to the extent such gain is capital gain.

Taxation of option premium

Any option premium received by a certificateholder in respect of a warrant will be taken into account (1) as an additional amount realized if the underlying securities are sold through exercise of the option or if the option is terminated through disposition of the trust certificates, or (2) as short-term capital gain if the option lapses.

Other characterizations of the underlying securities and swap agreement

Depending on its terms, a swap agreement may be in economic substance an option or forward contract (among other possibilities), instead of or in addition to a notional principal contract. In general, a swap agreement will be treated for U.S. federal income tax purposes in accordance with its economic substance. Consequently, if a swap agreement is an option, a U.S. certificateholder will be treated as writing or purchasing an option. Any premium paid or received in respect of the option (calculated in the same manner as swap premiums in respect of a swap agreement, as described under “—Determination of basis and sales proceeds”) generally will be taken into account in determining gain or loss only upon termination of the option or, if the option is physically settled and involves the purchase of property by the trust, upon the disposition of such property. Any such gain or loss will be capital gain or loss (subject to the discussion below under “—Straddle rules”). An option generally will not be subject to the mark to market rules under Section 1256 of the Internal Revenue Code, but the inapplicability of those rules is not entirely free from doubt in the case of a purchased option underlying a trust certificate that is itself listed on a national securities exchange. An option and the underlying securities may be considered offsetting positions in personal property for purposes of the straddle rules discussed in the next section.

In some cases, underlying securities and a related swap agreement may represent economically a loan to the swap counterparty secured by the underlying securities. In that case, the trust may be considered to have made a loan providing for cash flows equal to the cash flows of the underlying securities and the swap agreement combined. Such a loan would be subject to the rules governing debt instruments described above under “—Taxation of underlying securities.”

Other characterizations may be possible, depending on the particular terms of the swap agreement. U.S. certificateholders should consult their own tax advisors with respect to the federal income tax treatment of the swap agreement.

Straddle rules

The underlying securities and the swap agreement may be considered offsetting positions in a “straddle” subject to the straddle rules of Section 1092 of the Internal Revenue Code, unless the integration rules apply. Under Section 1092, a selling U.S. certificateholder’s capital gain or loss, if any, with respect to underlying securities that are positions in a straddle will be short term unless such underlying securities have been held for the long term capital gain holding period after termination of the swap agreement. Similarly, if the swap agreement is a position in a straddle, capital gain or loss realized in connection with its termination (or the termination of a right or obligation thereunder) will be short term. In addition, under Section 1092, all or a portion of any loss realized upon

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such termination may be deferred until disposition of the underlying securities. Further, if the underlying securities and the swap agreement are positions in a straddle, any interest or carrying charges incurred by a U.S. certificateholder with respect to its trust certificates may have to be capitalized to the extent they exceed the U.S. certificateholder’s interest income from the underlying securities, under Section 263(g) of the Internal Revenue Code. Under proposed regulations, payments made under a swap agreement may be treated as carrying charges for this purpose.

The underlying securities and related positions under the warrants will constitute offsetting positions in a straddle if the trust certificates or the underlying securities are considered to be “actively traded.” In such a case, any gain or loss realized upon a sale, redemption, retirement or other disposition of a trust certificate will be short-term capital gain or loss without regard to the length of time that the holder has held the trust certificates.

Finally, if the underlying securities and the swap agreement or warrants are positions in a straddle and as a result are considered to be held as part of a “conversion transaction” within the meaning of Section 1258 of the Internal Revenue Code, all or a portion of any gain that would otherwise be capital gain may be recharacterized as ordinary income.

Taxation of underlying securities and swap agreement as an integrated transaction

Consequences of integration treatment. If the underlying securities and swap agreement qualify for integration under Treasury Regulations Section 1.1275-6 (the “Integration Regulations”), the U.S. certificateholder may elect, or in some cases the IRS may require, integrated treatment. If the transaction is integrated, the U.S. certificateholder will be required to take into account its pro rata share of the income from the synthetic debt instrument resulting from such integration. The applicable prospectus supplement for a trust that enters into a swap agreement will state whether the trust intends to follow the necessary procedures for the integration of the underlying securities with the swap agreement, as described below under “Identification requirements for integration.”

In general, under the Integration Regulations, an underlying security and a swap agreement that does not hedge currency risk may be integrated and treated as a single synthetic debt instrument if the combined cash flows are substantially equivalent to the cash flows on a fixed rate debt instrument or on a variable rate debt instrument that pays interest at a qualified rate or rates (as such terms are defined in applicable sections of the Internal Revenue Code and Treasury regulations) and certain other requirements are satisfied, including the identification of the integrated economic transaction in the U.S. certificateholder’s books and records on the date of purchase of the trust certificates. The synthetic debt instrument may be denominated in U.S. dollars or another single currency. Certain underlying securities, such as pay through bonds that are subject to prepayment out of principal received on other debt instruments or tax exempt obligations, will not qualify for integration. In certain cases, the IRS may require integration where a U.S. certificateholder could have but did not make the appropriate identification and in certain other cases.

In general, the effect of integration will be to combine the underlying security and the swap agreement into a single synthetic debt instrument providing for interest payments corresponding to the coupons on the underlying securities plus or minus payments made or received by the Trust under the swap agreement. The synthetic debt instrument created through integration generally will be subject to the tax rules that apply to conventional debt instruments, except that all stated interest on the instrument will be treated as original issue discount, which a U.S. certificateholder must include in income as it accrues regardless of the certificateholder’s method of accounting. In addition, certificateholders will be required to continue accruing original issue discount even if payments under the trust certificates are deferred and certificateholders are not receiving any cash coupons on a current basis. See the discussion of original issue discount and other income from a debt instrument under “—Taxation of underlying securities” above. The issue date of the synthetic debt instrument will be the date on which the U.S. certificateholder purchases the trust certificate, and the term of the instrument will be the period from the issue date to the maturity date of the underlying securities. The issue price will be the adjusted issue price of the underlying securities as of the issue date of the synthetic debt instrument, decreased or increased by any payments of swap premium (as defined above under “—Determination of basis and sales proceeds”) by or to the U.S. certificateholder. The source and character of interest income from the synthetic debt instrument will be determined by reference to the source and character of income on the underlying securities. Income from the underlying securities and swap

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agreement underlying a synthetic debt instrument will be treated separately for purposes of the withholding tax rules. See “—Tax consequences to non-U.S. certificateholders,” below.

Integrated treatment does not affect the application of U.S. withholding tax rules to non-U.S. certificateholders.

Identification requirements for integration. The Integration Regulations provide that in order for a taxpayer to integrate a debt instrument and a hedge (such as the swap agreement), the taxpayer must comply with certain identification requirements on or before the date the taxpayer enters into the hedge. Specifically, the taxpayer must enter and retain as parts of its books and records (i) the date the underlying securities were acquired or are expected to be acquired and the date the hedge was entered into by the taxpayer, (ii) a description of the underlying securities and the hedge, and (iii) a summary of the cash flows and accruals on the Integrated Debt resulting from integration. The Integration Regulations do not address specifically how these identification requirements are met in the case of a debt instrument and hedge held through a grantor trust with traded units. However, the procedures described below should be sufficient to comply with these requirements. First, the trust will create and retain a record identifying the underlying securities and the swap agreement as an integrated transaction, and each certificateholder by purchasing its trust certificates agrees to such identification by the trust on behalf of the certificateholder. Second, by purchasing the trust certificates, each certificateholder agrees to identify the underlying securities and the swap agreement as an integrated transaction by adopting as part of its books and records (i) the trade ticket generated on the trade date by the broker through which the certificateholder purchased its trust certificates (and the record thereon of the trade date) as evidenced by the trade confirmation received by the certificateholder, (ii) the description of the underlying securities and the swap agreement set forth in the applicable prospectus supplement and (iii) the summary of the cash flows and accruals on the synthetic debt instrument set forth in the applicable prospectus supplement. The cash flow and accrual summary is needed to meet a requirement of the Integration Regulations, but it is not a projection of actual cash payments or income amounts, which may differ significantly from the summary.

Trust expenses

Generally, for U.S. federal income tax purposes, a U.S. certificateholder must take into account its full pro rata share of the trust’s income, even if some of that income is used to pay trust expenses. A U.S. certificateholder may deduct its pro rata share of each expense paid by the trust to the same extent as if it directly paid the expense. However, some or all of the expenses of the trust may be miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

Tax-exempt organizations

A qualified pension plan or other entity that generally is exempt from federal income taxation pursuant to Section 501 of the Internal Revenue Code (such an entity, a “Tax-exempt investor”) nonetheless will be subject to federal income taxation to the extent that its income is unrelated business taxable income within the meaning of Section 512 of the Internal Revenue Code. Interest on the underlying securities (or synthetic debt instrument, if the underlying securities and swap agreement are integrated), income from a swap agreement that is a notional principal contract, amounts received on the settlement or other termination of options and gains from the sale, exchange, retirement other disposition of trust certificates held by a Tax-Exempt Investor generally will not be unrelated business taxable income, unless such trust certificates are “debt-financed property” within the meaning of Section 514 of the Internal Revenue Code. A portion of any income or gain from the underlying securities would be unrelated business taxable income if, because of the existence of a significant swap premium or other nonperiodic payment under the swap agreement, the swap counterparty were deemed to have made a loan to a Tax-Exempt Investor that is a certificateholder. See “—Taxation of the swap agreement.”

Tax consequences to non-U.S. certificateholders

General. A beneficial owner of a trust certificate that is not a U.S. certificateholder and that is not subject to U.S. federal income tax with respect to the trust certificates as a result of any direct or indirect connection to the United States (other than its ownership of a trust certificate) will not be subject to U.S. federal income or

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withholding tax, except as described below and under “—Information reporting and backup withholding,” in respect of interest income or gain on the underlying securities or income from the swap agreement or options if:

•	the underlying securities were issued after July 18, 1984,
•	the non-U.S. certificateholder does not own, actually or constructively, 10% or more of the total combined voting power of all classes of stock entitled to vote, and is not a controlled foreign corporation related, directly or indirectly, through stock ownership to, the underlying securities issuer (or the swap counterparty, if the swap agreement is considered to involve a significant nonperiodic payment to the swap counterparty that is treated as a loan or is otherwise considered part of a loan to the swap counterparty) and is not a bank extending credit under a loan entered into in the ordinary course of its trade or business,
•	interest on the underlying securities (or, to the extent the swap agreement is considered to involve a loan to the swap counterparty, interest on such loan) is not contingent on the cash flows of, value of property of, or dividends or other equity payments by, the issuer of the underlying securities (or, in the case of a loan to the swap counterparty, the swap counterparty), except that this clause will not apply to underlying securities that are debt instruments with a fixed term issued on or before April 7, 1993,
•	the certification requirement described below has been fulfilled with respect to the beneficial owner, as discussed below, and
•	in the case of payments of interest made after December 31, 2013 and gain on the disposition of the underlying securities after December 31, 2014 on trust certificates that have an issue date after December 31, 2012, (i) if the non-U.S. certificateholder or any foreign intermediary or flowthrough entity through which it holds trust certificates is an entity that is not a "foreign financial institution" (as defined below), each such entity has provided any required information with respect to its direct and indirect U.S. owners, if any; and (ii) if the non-U.S. certificateholder or any intermediary or flowthrough entity through which it holds notes is a "foreign financial institution" (as defined below), each such entity has entered into an agreement with the U.S. government, pursuant to which it agrees, among other responsibilities, to collect and provide to the U.S. tax authorities information about its direct and indirect U.S. accountholders and investors, or otherwise has established an exemption

A “foreign financial institution” generally is a non-U.S. entity that (i) accepts deposits in the ordinary course of a banking or similar business, (ii) as a substantial portion of its business, holds financial assets for the account of others, (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting, or trading in securities, partnership interests or commodities, or interests in securities, partnership interests or commodities, or (iv) is an insurance company that meets certain requirements.

If a non-U.S. certificateholder is engaged in a trade or business in the United States, and if income or gain with respect to the trust certificates is effectively connected with the conduct of this trade or business, the non-U.S. certificateholder, although exempt from withholding tax, will generally be taxed in the same manner as a U.S. certificateholder (see “—Tax consequences to U.S. certificateholders” above), except that the certificateholder will be required to provide to the trustee a properly executed IRS Form W-8ECI in order to claim an exemption from withholding tax. These certificateholders should consult their own tax advisors with respect to other U.S. federal income tax consequences of the ownership and disposition of trust certificates including the possible imposition of a 30% branch profits tax.

If the underlying securities or swap agreement provide for payments relating to a “United States real property interest” within the meaning of Section 897 of the Internal Revenue Code, then gain from the underlying securities or swap agreement, as the case may be, may be treated as income effectively connected with a United States trade or business, and a related withholding tax may apply.

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Certification requirement. Interest and original issue discount will not be exempt from withholding tax unless the beneficial owner provides an appropriate statement (generally on IRS Form W-8BEN), signed under penalties of perjury, identifying the certificateholder and stating, among other things, that the certificateholder is not a U.S. person, or satisfies certain documentary evidence requirements for establishing that it is not a U.S. person.

Possible partnership classification

The trust should be treated as a grantor trust for U.S. federal income tax purposes and the trust intends to report tax information as a grantor trust. Nonetheless, it is possible that the IRS could successfully assert that the trust should be treated as a partnership. Partnership classification may affect the timing and character of income recognized by a certificateholder. The partnership would compute its income on an accrual method and accordingly interest income from the underlying securities would be included before payments are received. As a partnership, the trust would not itself be subject to U.S. federal income tax. Instead, each certificateholder, in computing its federal income tax liability for a taxable year, would have to take into account its allocable share of the trust’s items of income, gain, loss, deduction or credit for the taxable year of the trust ending within or with the taxable year of the certificateholder, regardless of the timing or amount of distributions to the certificateholder from the trust. These items generally would be allocated to each certificateholder in a way that reflects the right of such certificateholder to distributions from the trust.

If the trust were treated as a partnership for U.S. federal income tax purposes, a certificateholder generally would not recognize gain or loss for U.S. federal income tax purposes from a cash distribution on its trust certificates, except that gain would be recognized to the extent the distribution exceeds the certificateholder’s tax basis in its trust certificates. A certificateholder’s tax basis in its trust certificates would be its cost for its trust certificates, increased by the certificateholder’s distributive share of the Trust’s income and gain, and decreased (but not below zero) by the certificateholder’s distributive share of the Trust’s losses and by distributions received from the Trust. A certificateholder that sells its trust certificates would recognize gain or loss equal to the difference between the amount realized and the certificateholder’s tax basis in the trust certificates.

Information reporting and backup withholding

Information returns may be filed with the IRS in connection with tax items of the trust, including gross income and expenses, payments on the trust certificates and the proceeds from a sale or other disposition of the trust certificates or the trust property. A U.S. certificateholder will be subject to U.S. backup withholding tax on reportable payments if the U.S. certificateholder fails to provide its taxpayer identification number to the paying agent and comply with certain certification procedures or otherwise establish an exemption from backup withholding. A non-U.S. certificateholder may be subject to U.S. backup withholding tax on these payments unless the non-U.S. certificateholder complies with certification procedures to establish that it is not a U.S. person. For a non-U.S. certificateholder, the certification procedures required to claim the exemption from withholding tax described above will satisfy the certification requirements necessary to avoid the backup withholding tax as well. The amount of any backup withholding with respect to a certificateholder will be allowed as a credit against the certificateholder’s United States federal income tax liability and may entitle the certificateholder to a refund, provided that the required information is furnished to the IRS.

The IRS issued regulations in 2006 providing information reporting rules for widely held fixed investment trusts. These rules will apply to the trust and generally will require more extensive reporting of trust items to the IRS and investors on IRS Forms 1099s and in accompanying statements, including separate identification of trust income and expense items. For individual taxpayers, deductions for trust expenses may be subject to limitations.

ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), imposes requirements on employee benefit plans subject thereto, including, without limitation, collective investment funds, separate accounts, and other entities or accounts whose underlying assets include plan assets by reason of a plan’s investment in such entities or otherwise (collectively, referred to as “ERISA Plans”) and on persons who are fiduciaries with respect to

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those plans. Among other things, ERISA requires that the assets of a plan subject to ERISA be held in trust and imposes general standards of investment prudence and diversification on fiduciaries of the plan.

In addition, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving the assets of ERISA Plans (as well as those plans that are not subject to ERISA but which are subject to Section 4975 of the Code (together with ERISA Plans, “plans”)) and certain persons (referred to as “parties in interest” or “disqualified persons”) having certain relationships to such plans, unless a statutory or administrative exemption applies to the transaction, and impose additional prohibitions where parties in interest and disqualified persons are fiduciaries with respect to a plan. The relevant underlying securities issuer, the depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, any credit support provider, any swap counterparty or guarantor, the trustee and their affiliates may be parties in interest or disqualified persons with respect to plans. A party in interest or disqualified person who engages in a prohibited transaction with a plan may be subject to excise taxes and other liabilities under ERISA and the Code. In addition, a plan fiduciary who causes or allows a prohibited transaction to occur may be subject to civil liability under ERISA. Non-U.S., church, governmental or any other plans that are not subject to ERISA or the Code may be subject to similar restrictions under state, federal or local law (“Similar Law”). Any employee benefit plan or other entity to which such provisions of ERISA, the Code or Similar Law apply, should consult with its legal counsel before purchasing the trust certificates.

The United States Department of Labor (“DOL”) has issued regulations (referred to as the “plan asset regulations”) concerning what constitutes assets of a plan when a plan invests in another entity. Under the plan asset regulations, the underlying assets and properties of corporations, partnerships and specified other entities in which a plan makes an “equity” investment could be deemed for purposes of ERISA and Section 4975 of the Internal Revenue Code to be assets of the investing plan in certain circumstances, unless the ownership by “benefit plan investors” of equity interests in the entity is not “significant.” In general, ownership by benefit plan investors of equity interests in an entity is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the value of any class of equity interests in that entity is held by benefit plan investors. For purposes of the plan asset regulations, the term “benefit plan investor” includes (1) any employee benefit plan (as defined in Section 3(3) of ERISA), that is subject to the provisions of Title I of ERISA, (2) any plan described in Section 4975(e)(1) of the Internal Revenue Code and (3) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity.

Under the plan asset regulations, for purposes of ERISA and Section 4975 of the Code, the assets of the trust would be deemed to be “plan assets” of a plan whose assets were used to purchase the trust certificates if the trust certificates were considered to be equity interests in the trust and no exceptions to plan asset status were applicable under the regulation. The plan asset regulation defines an “equity interest” as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features, and specifically includes a beneficial interest in a trust.

Certain other exceptions under the plan asset regulations may apply to an entity in which a plan makes an equity investment. Under one such exception, the assets of such an entity are not considered to be plan assets where a plan makes an investment in an equity interest that is a “publicly-offered security.” A “publicly-offered security” is a security that is (a) “freely transferable,” (b) part of a class of securities that is “widely held” (i.e., held by 100 or more investors who are independent of the trust and of one another) and (c) either (i) a part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act or (ii) sold as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Securities and Exchange Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred (the “Publicly Offered Securities Exception”).

Unless otherwise specified in the prospectus supplement, although no assurances can be given, it is anticipated that the Publicly Offered Securities Exception will be applicable to the trust certificates offered hereby.

If, however, the assets of the trust were deemed to be plan assets of plans that are holders of the trust certificates, a plan’s investment in the trust certificates might constitute, or in the course of the operation of the trust give rise to, one or more prohibited transactions under ERISA or the Code. Moreover, if trust assets are deemed to

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be plan assets, by investing the plan’s assets in trust certificates, the investing fiduciary might be deemed to have delegated the fiduciary’s duty under ERISA to manage the plan’s assets.

If specified in the applicable prospectus supplement, trust certificates may not be purchased, held by or transferred to any person unless that person is not a plan, is not a non-U.S., church, governmental or any other plan subject to Similar Law, and is not acquiring the trust certificates with the assets of any such plan or other plan. The related trust agreement will provide that any purported transfer in violation of this restriction (referred to as the “no plan restriction”) shall be void from the beginning. If the no plan restriction applies, each person who acquires a trust certificate, and each fiduciary which causes any such person to acquire any trust certificate, in its individual as well as its fiduciary capacity, will be deemed by such purchase, holding or acquisition, on each date on which the trust certificate is held by such person, to have represented that it is not a plan or any non-U.S., church, governmental or any other plan subject to Similar Law and is not using the assets of any such plan to purchase that trust certificate. The related trust agreement will provide that each person that acquires a trust certificate, and each fiduciary who causes a person to acquire a trust certificate, in such fiduciary’s individual capacity, agrees to indemnify and hold harmless the depositor, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective affiliates from any cost, damages, loss or expense, incurred by them as a result of the representations of that purchaser or fiduciary not being true.

However, if the applicable prospectus supplement specifies that the “25% test” shall apply and plans shall be permitted to purchase the trust certificates, trust certificates will be issued only as definitive trust certificates in registered form and only after a definitive purchase agreement has been executed and delivered. A definitive purchase agreement will also be required to be obtained from any proposed transferee of a trust certificate to which the 25% test applies. That agreement will contain additional representations regarding whether the purchaser or proposed transferee is a benefit plan investor (within the meaning of the plan asset regulations) or plan or is acquiring the trust certificates with assets of a benefit plan investor or plan. No such purchase or proposed transfer will be permitted to the extent that it would cause the ownership of trust certificates by benefit plan investors to be “significant” within the meaning of the plan asset regulations immediately after the purchase or proposed transfer. In addition, the depositor and the trustee will agree that, after the initial distribution of a particular series of trust certificates subject to the 25% test, if any trust certificates are held by benefit plan investors, neither they nor their affiliates will acquire any trust certificates of that series, unless that acquisition would not cause the ownership by benefit plan investors immediately following the acquisition to be “significant.” The related trust agreement will provide that each person that acquires a trust certificate, and each fiduciary who causes a person to acquire a trust certificate, in such fiduciary’s individual capacity, agrees to indemnify and hold harmless the depositor, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective affiliates from any cost, damages, loss or expense, incurred by them as a result of the representations of that purchaser or fiduciary not being true.

If the applicable prospectus supplement permits plans to purchase trust certificates, the fiduciary of a plan that proposes to purchase and hold the trust certificates should consider, among other things, whether such purchase and holding may involve (i) the direct or indirect extension of credit to a party in interest or a disqualified person, (ii) the sale or exchange of any property between a plan and a party in interest or a disqualified person and (iii) the transfer to, or use by or for the benefit of, a party in interest or a disqualified person, of any plan assets. Depending in part on the type of plan fiduciary making the decision to acquire a trust certificate on behalf of a plan and the circumstances under which such decision is made, Section 408(b)(17) of ERISA or Section 4975(d)(20) of the Code for transactions with certain service providers (the “Service Provider Exemption”) or Prohibited Transaction Class Exemption (“PTCE”) 91-38 (relating to investments by bank collective investment funds), PTCE 84-14 (relating to transactions effected by a “qualified professional asset manager”), PTCE 90-1 (relating to investments by insurance company pooled separate accounts), PTCE 95-60 (relating to investments by insurance company general accounts) and PTCE 96-23 (relating to transactions directed by in-house professional asset managers) (collectively, the “Class Exemptions”) could provide an exemption from the prohibited transaction provisions of ERISA and Section 4975 of the Code. However, there can be no assurance that any of these class exemptions or any other exemption will be available with respect to any particular transaction involving the trust certificates. The trust certificates may not be purchased, held or disposed by any plan or any person investing “plan assets” of any plan to the extent such purchase, holding or disposition would constitute or result in a non-exempt prohibited transaction under the rules of ERISA or Section 4975 of the Code or in any violation of Similar Law.

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By its purchase, holding and disposition (including redemption, exercise of any call warrants or otherwise) of any trust certificate (or, upon distribution, any underlying securities), the purchaser will be deemed to have represented and warranted that for so long as it holds the trust certificate either that:

•	It is not a plan subject to Title I of ERISA, Section 4975 of the Code or other Similar Law and is not purchasing such trust certificates or interest therein on behalf of, or with “plan assets” of, any such plan, or
•	Its purchase, holding and disposition of a trust certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or in any violation of Similar Law.

The related trust agreement will provide that each person that acquires a trust certificate, and each fiduciary who causes a person to acquire a trust certificate, in such fiduciary’s individual capacity, agrees to indemnify and hold harmless the depositor, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated and their respective affiliates from any cost, damages, loss or expense, incurred by them as a result of the representations of that purchaser or fiduciary not being true.

The applicable prospectus supplement may also modify or supplement the treatment with respect to ERISA and plan investors described in the foregoing.

The underlying security issuance agreement may also contain considerations under ERISA and the Internal Revenue Code in connection with purchases of the underlying securities that a plan proposing to invest in the trust certificates should note.

The discussion set forth above is general in nature and is not intended to be complete. Each plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold trust certificates should determine whether, under the general fiduciary standards of investment prudence and diversification and under the documents and instruments governing the plan, an investment in the trust certificates is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan’s investment portfolio. Any plan proposing to invest in trust certificates should consult with its counsel to confirm that such an investment will not result in a prohibited transaction and will satisfy the other requirements of ERISA and the Code.

THE SALE OF ANY TRUST CERTIFICATES TO A PLAN OR A GOVERNMENTAL OR OTHER PLAN IS IN NO RESPECT A REPRESENTATION BY THE TRUST OR BOFA MERRILL LYNCH THAT SUCH AN INVESTMENT MEETS ALL RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY PLANS GENERALLY, ANY PARTICULAR PLAN OR ANY SUCH OTHER PLAN, OR THAT SUCH AN INVESTMENT IS APPROPRIATE FOR PLANS GENERALLY, ANY PARTICULAR PLAN OR ANY SUCH OTHER PLAN.

UNDERWRITING

Trust certificates may be offered in any of three ways:  (1) through underwriters or dealers, (2) directly to one or more purchasers or (3) through agents.  The applicable prospectus supplement will set forth the material terms of the offering of any series of trust certificates, which may include:

•	the names of any underwriters or initial purchasers;
•	the purchase price of the trust certificates and the proceeds to the depositor from the sale;
•	whether the trust certificates are being offered by the applicable prospectus supplement in connection with trading activities that may create a short position or are being issued to cover that short position;
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•	any underwriting discounts and other items constituting underwriters’ compensation;
•	any initial public offering price;
•	any discounts or concessions allowed or reallowed or paid to dealers;
•	any securities exchanges on which the trust certificates may be listed; and
•	the place and time of delivery of the trust certificates to be offered through the applicable supplement.

If underwriters are used in the sale, they will acquire the trust certificates at a fixed price for their own account and they may resell them from time to time in one or more transactions, including:

•	negotiated transactions;
•	at a fixed public offering price; or
•	at varying prices determined at the time of sale.

The trust certificates may be offered to the public either through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate.  The managing underwriters or underwriters in the U.S. will include Merrill Lynch, Pierce, Fenner & Smith Incorporated.  The obligations of those underwriters to purchase trust certificates will be subject to some conditions precedent and the underwriters will be obligated to purchase all trust certificates if any trust certificates are purchased.  Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

Agents designated by the depositor may from time to time sell trust certificates.  The applicable prospectus supplement will set forth the name of any agent involved in the offer or sale of trust certificates and any commissions that the depositor has to pay that agent.

If the applicable prospectus supplement so indicates, the depositor will authorize agents, underwriters or dealers to solicit offers by specified institutions to purchase trust certificates at the public offering price described in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a future date specified in that prospectus supplement.  The contracts will be subject only to those conditions set forth in the applicable prospectus supplement.  The prospectus supplement will also set forth the commissions payable for solicitation of those contracts.  Any underwriters, dealers or agents participating in the distribution of trust certificates may be deemed to be underwriters and any discounts or commissions received by them on the sale or resale of trust certificates may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.  Agents and underwriters may be entitled under agreements entered into with the depositor to indemnification by the depositor against some civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments that the agents or underwriters or their affiliates may be required to make in respect thereof.  Agents and underwriters and their affiliates may be customers of, engage in transactions with, or perform services for, the depositor or its affiliates in the ordinary course of business.

Only trust certificates rated in one of the investment grade rating categories by a rating agency will be offered by this prospectus.  Affiliates of the underwriters may act as agents or underwriters in connection with the sale of the trust certificates.  The applicable prospectus supplement will name any affiliate of the underwriters acting as agents and will describe its affiliation with the underwriters.  The underwriters or their affiliates may act as principals or agents in connection with market-making transactions relating to the trust certificates or trading activities that create a short position.  The prospectus supplement related to the trust certificates for which a market is being made or a short position is being either created or covered will be delivered by the underwriters or affiliates.

The depositor is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated.  The offering of trust certificates will be conducted pursuant to the applicable sections of Rule 2810 of the Conduct Rules of the

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NASD.  The underwriters may not confirm sales to any discretionary account without the prior specific written approval of the customer.  In recommending the purchase, sale or exchange of a trust certificate, Merrill Lynch, Pierce, Fenner & Smith Incorporated will have reasonable grounds to believe that the trust certificates are a suitable investment for the investor.

LEGAL MATTERS

Cleary Gottlieb Steen & Hamilton LLP or other counsel identified in the applicable prospectus supplement, will pass on the validity of the trust certificates for the depositor and the underwriters.

Each offering of trust certificates will be conducted pursuant to the applicable sections of Rule 2810 of the Conduct Rules of the NASD.  The underwriter or underwriters may not confirm sales to any discretionary account without the prior specific written approval of the customer.  In recommending the purchase, sale or exchange of a trust certificate, the underwriter or underwriters will have reasonable grounds to believe that the trust certificates are a suitable investment for the investor.

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PPLUS and INDEXPLUS

TRUST CERTIFICATES

P R O S P E C T U S

BofA Merrill Lynch

September 26, 2012

Through and including 25 days, with respect to securities approved for listing on a national securities exchange, or 90 days after the date of this prospectus, as the case may be, all dealers effecting transactions in the offered trust certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the prospectus to which it relates.  This requirement is in addition to the obligations of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.  Such delivery obligations may be satisfied by filing the prospectus supplement and prospectus with the Securities and Exchange Commission.

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The information in this prospectus supplement and the accompanying prospectus is not complete and may be changed. This prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus Supplement dated [_______]

PROSPECTUS SUPPLEMENT

(To Prospectus dated [_______])

Merrill Lynch Depositor, Inc.
Sponsor and Depositor

[__] PPLUS [__]% [CALLABLE] TRUST CERTIFICATES

($[__] STATED AMOUNT)

PPLUS TRUST SERIES [_______]
Issuing Entity

(Underlying Securities Will Be [___] % [Notes] due [___] Issued by [___])

[Guaranteed to the extent set forth herein by [___]])

Underwriting Discount	Number of Certificates	Distribution Rate	Price to Public
$[--]	[---]	[---]%	$[--]

The Trust Certificates:

•	The trust certificates represent an interest in the assets of the trust. The trust’s only assets will consist of the underlying securities [and an interest rate swap agreement (the “swap agreement”) between the trust and [ ], the swap counterparty]. [All payment obligations of the swap counterparty will be fully and unconditionally guaranteed by Merrill Lynch & Co., the swap guarantor.]
•	[The trust certificates are callable. One or more call warrants or options (in either case referred to as “call rights”) will be issued initially to [initial holder]. Under the call rights, the holder of the call rights (referred to herein as the “call holder”) will have the right to purchase the outstanding trust certificates in whole or in part as discussed in this prospectus supplement. The call price will be [the stated amount of each trust certificate called plus accrued and unpaid distributions thereon]. The call rights are not being offered pursuant to this prospectus supplement.]
•	The distributions on the trust certificates will be made [semi-annually]; the first expected distribution date is [ ]. Any distributions on the trust certificates will depend on the cash flows generated by the underlying securities [and the swap agreement] [or, in the case of an exercise of the call rights, payments by the call holders].
•	[The trust certificates will have the benefit of [description of credit enhancement or other support].]
•	Although the trust intends to apply to have the trust certificates listed on the New York Stock Exchange, the trust certificates currently have no trading market and are not insured or guaranteed by any governmental agency. Neither Merrill Lynch, Pierce, Fenner & Smith Incorporated nor any of its affiliates is obligated to make a market in or repurchase the trust certificates.

The Issuing Entity:

•	PPLUS Trust Series [__] will be a trust formed under the laws of the State of New York.
•	The trust will issue trust certificates to Merrill Lynch Depositor, Inc., the depositor. The depositor has agreed to sell the trust certificates to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the underwriter.
•	The underwriter proposes to offer the trust certificates at the offering price set forth above and will initially offer the trust certificates in minimum lots of [40] trust certificates and subsequent increments of [40] trust certificates.

The Underlying Securities [and Swap Agreement]:

•	The underlying securities [and the swap agreement], which the depositor will deposit into the trust for your benefit, will be the only assets of the trust. The underlying securities will consist of [$__] [__]% [Notes] due [__] issued by [__], a [__] [and guaranteed by [__], a [__] to the extent described under “Description of the Underlying Securities—Guarantee” below]. [The swap agreement will be entered into by the trust and the swap counterparty[, with all payment obligations of the swap counterparty to be fully and unconditionally guaranteed by the swap guarantor].]
•	[Upon an early termination of the swap agreement, you may suffer losses as a result of an early termination payment, if any, payable to the swap counterparty.]

Investing in the trust certificates involves certain risks, which are described in the “Risk Factors” sections beginning on page S-14 of this prospectus supplement and on page [4] of the accompanying prospectus.

The trust certificates represent interests in the issuing entity only and do not represent obligations of or interests in the depositor/sponsor or any of its affiliates. The trust certificates do not represent a direct obligation of the underlying securities issuer [, the underlying securities guarantor] or any of [its/their] affiliates [or obligations of or interests in the swap counterparty].

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus to which it relates is truthful or complete. Any representation to the contrary is a criminal offense.

The trust certificates will be ready for delivery in book-entry form only through The Depository Trust Company on or about [      ].

BofA Merrill Lynch

The date of this prospectus supplement is       .

EUROPEAN ECONOMIC AREA

In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), no offer of trust certificates will be made in connection with this offering to the public in that Relevant Member State, except that it may, with effect from and including the Relevant Implementation Date, make an offer of trust certificates to the public in that Relevant Member State:

(a) in (or in Germany, where the offer starts within) the period beginning on the date of publication of a prospectus in relation to those trust certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive and ending on the date which is 12 months after the date of such publication;

(b) to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(c) to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive; or

(d) at any time in any other circumstances falling within Article 3(2) of the Prospectus Directive.

For purposes of this provision, the expression an “offer of Securities to the public” in relation to any trust certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the trust certificates to be offered so as to enable an investor to decide to purchase or subscribe the trust certificates, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including Directive 2010/73/EU, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in the Relevant Member State.

UNITED KINGDOM

The underwriter represents and agrees that:

(a)	it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Notes in circumstances in which section 21(1) of the FSMA does not apply to the Issuers; and
(b)	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by them in relation to the Notes in, from or otherwise involving the United Kingdom.

NOTICE TO UNITED KINGDOM INVESTORS

THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS ARE ONLY BEING DISTRIBUTED TO AND ARE ONLY DIRECTED AT (I) PERSONS WHO ARE OUTSIDE THE UNITED KINGDOM OR (II) INVESTMENT PROFESSIONALS FALLING WITHIN ARTICLE 19(5) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005 (THE “ORDER”) OR (III) HIGH NET WORTH COMPANIES, AND OTHER PERSONS TO WHOM IT MAY LAWFULLY BE COMMUNICATED, FALLING WITHIN ARTICLE 49(2)(A) TO (D) OF THE ORDER (ALL

SUCH PERSONS TOGETHER BEING REFERRED TO AS “RELEVANT PERSONS”). THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS IS DIRECTED ONLY AT RELEVANT PERSONS AND MUST NOT BE ACTED ON OR RELIED ON BY PERSONS WHO ARE NOT RELEVANT PERSONS. ANY INVESTMENT OR INVESTMENT ACTIVITY TO WHICH THIS DOCUMENT RELATES IS AVAILABLE ONLY TO RELEVANT PERSONS AND WILL BE ENGAGED IN ONLY WITH RELEVANT PERSONS.

Prospectus Supplement

The depositor has not, and the underwriter has not, authorized any other person to provide you with information other than that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information you should not rely on it. The depositor is not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the respective dates of such documents. Our business, financial condition, results of operations and prospects may have changed since such dates.

i

SUMMARY OF ECONOMIC TERMS

This summary highlights the principal economic terms of the underlying securities[, the swap agreement] and of the trust certificates being issued by the trust. It does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the trust certificates, you should read carefully this prospectus supplement and the accompanying prospectus.

The Trust Certificates

Depositor and Sponsor	Merrill Lynch Depositor, Inc. The depositor is also the “sponsor” with respect to the trust certificates for purposes of Item 1101(l) of Regulation AB promulgated under the Securities Act of 1933 and references to the “depositor” herein also include the depositor in its capacity as sponsor.

The Issuing Entity	PPLUS Trust Series [__], the “trust”, formed by Merrill Lynch Depositor, Inc. and the trustee.

Securities offered	PPLUS [__]% [Callable] Trust Certificates Series [__].

Initial number of trust certificates	[__].

Original issue date; closing date	[__].

Distributions
General

All distributions of payments or underlying securities will be made on a pro-rata basis to the holders of the trust certificates. The distributions of principal to trust certificateholders will be subordinate to distributions of interest.

Any distributions on the trust certificates will depend on the cash flows generated by the underlying securities [and the swap agreement] [or, in the case of an exercise of the call rights, payments by the call holders]. An investment in the trust certificates will expose you to the credit risk of the underlying securities issuer [and the swap counterparty].

If the underlying securities issuer of concentrated underlying securities [or any swap counterparty with a significance concentration of 10% or more] ceases to file Exchange Act reports or ceases to satisfy the requirements of Rule 3-10 of Regulation S-X of the Securities Act, then a distribution of underlying securities may be made to you following liquidation of underlying securities necessary to pay any unpaid trustee expenses [and any swap termination payment]. For more information, see “Description of the Trust Certificates—Distribution of Underlying Securities.”

Distribution dates	(a) [ ] and [ ] of each year (or, if such date is not a business day, the next succeeding business day), commencing on [ ] and ending on the final scheduled distribution date, (b) any date on which a distribution is made in connection with a liquidation event or a trust wind-up event or (c) any date on which a redemption amount is distributed.

Record date	Distributions will be made to the persons in whose names the trust certificates are registered on the business day immediately prior to each distribution date.

Final scheduled distribution date	[ ].

S-1

Trust certificates

Aggregate stated amount	$[ ]

Rate of distributions	[ ]% per year on the stated amount of the trust certificates.

Principal distribution

The holders of the trust certificates will receive a distribution of the principal amount of the underlying securities on the final scheduled distribution date[, unless the trust certificates are earlier purchased pursuant to the exercise of call rights or the trust is terminated before that date as described herein].

Distributions of principal on the trust certificates may be less than the full principal amount of the trust certificates depending on the value of the trust property [if the trust is required to make a termination payment under the swap agreement].

Deposited assets	The deposited assets will consist of the underlying securities [and the swap agreement]. See “Description of the Underlying Securities” [and “Swap Agreements”] below.

[Credit support and credit enhancement	The trust certificates will have the benefit of [description of credit enhancement or other support]. All losses not covered by the credit support will be allocated to the trust certificates.]

Liquidation and other performance triggers	Underlying securities may be removed from the trust in the event of a redemption of the underlying securities, the exercise of an optional exchange, if the underlying securities issuer [or swap counterparty] ceases to file Exchange Act reports or a tender offer for the underlying securities or upon a default on the underlying securities. See “Description of the Trust Certificates.” In addition, underlying securities may be substituted for other securities in the event of an exchange offer by the underlying securities issuer if, among other things, all of the holders of trust certificates [and the call holders] vote to accept the offer. See “Description of the Trust Agreement—Voting of Underlying Securities, Modification of Underlying Securities Indenture.”

Cut-off date	[__]. The cut-off date is the date from which all interest accrued on, payments on or collections in respect of the underlying securities are attributed to the trust certificates.

[Put Rights	Upon the occurrence of [certain events], holders of the underlying securities will have the option to tender their underlying securities to the underlying securities issuer, [[in whole] [or]/[but not] [in part]], pursuant to a repurchase offer. [If notice of a repurchase offer is received by the trustee, the trustee will determine the aggregate market price of all outstanding trust certificates and, if such aggregate market price is less than the aggregate repurchase proceeds payable by the underlying securities issuer upon a tender of all underlying securities held by the trust, the trustee will tender for repurchase all such underlying securities and distribute the associated repurchase proceeds to the trust certificateholders. [Call holders will be given the opportunity to exercise their rights to purchase trust certificates from trust certificateholders prior to the repurchase of underlying securities by the underlying securities issuer at a price of $[__] per trust certificate.] See “Description of the Trust Certificates—Put Rights” on page S-25.]

S-2

[Call Rights

The trust certificates may be called for redemption by the holder of call rights as described in “Description of the Trust Certificates—Call Rights.”

On the closing date, the call rights will be held by [initial holder]. The call rights may be sold or transferred at any time in whole or in part to one or more qualified institutional buyers (as defined in Rule 144A under the Securities Act), and further sold or transferred by any such subsequent holder(s) pursuant to Rule 144A from time to time.]

Call rights may be exercised on any business day that a call holder designates as a “Call Date” [(i)] on or after [            ] [or (ii) before [           ]] upon the occurrence of the following [brief description of when call may be exercised].

If a call holder also holds trust certificates on the date of the exercise of call rights, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called.]

[Mandatory redemption	The trust certificates will be redeemable on a redemption of the underlying securities. Upon such redemption, the redemption price of each trust certificate will be no less than the stated amount of $[ ] plus any accrued and unpaid distributions up to the redemption date. In case of a redemption of the underlying securities prior to [ ], the redemption price of each trust certificate will be [ ]. See “Description of the Underlying Securities—Redemption” below.]

Denominations; specified currency	The trust certificates will each have a stated amount of $[ ] and will be denominated and payable in U.S. dollars. The underwriter will initially offer the trust certificates in minimum lots of[ ] trust certificates and subsequent increments of [ ] trust certificates.

Collection periods	[Semi-annual] periods (or, in the case of the first collection period, from and including the original issue date to, and including, the first distribution date). Any income to the trust, including interest payments on underlying securities, collected during a collection period will be used to pay the trust’s obligations to [the swap counterparty,] the trust certificateholders, the trustee and others as set out in the series supplement.

Form of trust certificate	Book-entry certificates with The Depository Trust Company, or DTC. See “Description of the Trust Certificates—Definitive Trust Certificates” on page S-24. Distributions will be settled in immediately available (same-day) funds.

[Swap Counterparty	_________________.] [The payment obligations of the swap counterparty will be fully and unconditionally guaranteed by the swap guarantor.]

[Swap Agreement

The swap counterparty will enter into [an interest rate swap] [a cross currency swap] [a [call] [put] option] transaction with the trust. The trust [will pay to the swap counterparty the [interest] [principal] amounts the trust receives on the underlying securities] [[will] [may be required to] deliver to the swap counterparty the underlying securities on __________ at a price of __________]. The trust will receive payments under the swap agreement on the same dates on which the trust makes distributions on the trust certificates. [The trust will apply the payments it receives under the swap agreement to make distributions of interest [and principal] on the trust certificates.]] [For a description of financial information related to the swap counterparty, see “Swap Agreements”.]

S-3

[Calculation Agent	___________________ will act as calculation agent under the swap agreement and will calculate the value of __________ from time to time.]

[Repurchase Agreements	[Describe whether assets can otherwise be added, removed or substituted in connection with repurchase agreements.]]

Trustee	[The Bank of New York Mellon.]

Trustee Compensation	As compensation for and in payment of trust expenses related to its services under the trust agreement (other than extraordinary expenses), on each distribution date, the trustee will receive payment of (i) an initial fee of $[ ] plus (ii) an annual administration fee of $[ ] plus (iii) the costs and expenses of the trust’s or trustee’s counsel, accountants and other experts plus (iv) an annual fee of $[ ] for the costs and expenses related to the performance of certain compliance activities pursuant to Regulation AB under the Securities Act. Such amounts will be paid under a fee arrangement with the depositor. See “Description of the Trust Agreement—The Trustee.”

Ratings

One or more rating agencies is expected to assign a rating to the trust certificates, and any such rating will depend on the ratings of the underlying securities [issuer]/[guarantor][or the swap counterparty]. Any downgrade by a rating agency of its rating of the underlying securities [issuer]/[guarantor] [or the swap counterparty] below the rating of the underlying securities would likely result in a downgrade of its ratings with respect to the trust certificates. A rating agency may maintain ongoing rating surveillance with respect to the trust certificates, but the depositor will not monitor any changes in the rating of the trust certificates after their issuance. The depositor is not required to maintain or enter into any arrangement to maintain the public rating in relation to the trust certificates.

It is a condition to the issuance of the trust certificates that the trust certificates have ratings assigned by [Moody’s] or by [S&P] or both, equivalent to the ratings of the underlying securities.

Trust Certificate CUSIP number	[__]

The Underlying Securities

Underlying securities	[__]% [Notes] due [__] issued by the underlying securities issuer [and fully and unconditionally guaranteed by the underlying securities guarantor].

Underlying securities issuer	[__].

[Underlying securities guarantor	[__] has fully and unconditionally guaranteed the underlying securities issuer’s obligation on the underlying securities to the extent described below under “Description of the Underlying Securities—Guarantee.”]

Underlying securities trustee	[__].

Underlying securities original issue date	[__].

S-4

Underlying securities final payment date	[__].

Denominations; specified currency	The underlying securities are denominated and payable in U.S. dollars and are available in minimum denominations of $[__] and [in integral] multiples [of $___ in excess] thereof.

Underlying securities payment dates	[__] and [__], or if any such date is not a business day, then the next succeeding business day to the persons in whose names the underlying securities are registered at the close of business on the [__] or [__], respectively, immediately prior to the relevant interest payment date, subject to certain exceptions.

Underlying securities rate	[__]% per year.

Underlying securities distribution periods	[Semi-annual] periods.

[Redemption	[Brief description of redemption provisions contained in the underlying securities indenture.] See “Description of the Underlying Securities—Redemption” on page S-40.]

[Tax event redemption	[Brief description of redemption in connection with a tax event contained in the underlying securities indenture.] [See “Description of the Underlying Securities—Tax Event” on page S-41.]

[Special event redemption	[Brief description of how a special event redemption will change maturity, redemption or other aspects of the underlying securities.] [See “Description of the Underlying Securities—Special Event Redemption” on page S-40.]

[Put right	Upon the occurrence of [Brief description of put right and triggering event], the underlying securities issuer will offer, no more than [ ] days following the [triggering event], to repurchase all of the outstanding underlying securities. Each holder of underlying securities will have the option to tender to the underlying securities issuer its underlying securities, in whole [or in part], for repurchase. The repurchase price will equal [brief description of put price]. For details of the repurchase of underlying securities see “Description of the Underlying Securities—Put Rights” on page S-25.]

Form of security	Book-entry securities with DTC.

Underlying securities’ CUSIP number	[__].

S-5

The following diagram outlines the structure of the transactions contemplated in this prospectus supplement.

S-6

SUMMARY INFORMATION Q&A

The following information supplements, and should be read together with, the information contained in other parts of this prospectus supplement and in the accompanying prospectus. This summary highlights selected information from this prospectus supplement and the accompanying prospectus to help you understand the trust certificates. You should carefully read this prospectus supplement and the accompanying prospectus to understand fully the terms of the trust certificates, as well as the tax and other considerations that are important to you in making a decision about whether to invest in the trust certificates. You should pay special attention to the “Risk Factors” section beginning on page S-14  and on page [4] of the accompanying prospectus to determine whether an investment in the trust certificates is appropriate for you.

For your convenience, we make reference to specific page numbers in this prospectus supplement and the accompanying prospectus for more detailed information on some of the terms and concepts used throughout this prospectus supplement.

What Are the Trust Certificates?

Each trust certificate represents a proportionate, undivided beneficial interest in [semi-annual] cash distributions to be made by the trust. The underwriter is offering the trust certificate with a stated amount of $[      ] per trust certificate. The trust certificates will consist of a single class. All payments on the trust certificates will come from the underlying securities[, the call holder if the call rights are exercised] [or any payments under the swap agreement, including termination payments].

The trust certificates represent interests in the issuing entity only and do not represent the obligations of or any interest in the depositor/sponsor or any of its affiliates.

Who Is the Trust?

PPLUS Trust Series [__] will be a trust formed under the laws of the State of New York. The trust certificates issued by the trust will be sold to the public. The trust certificates will be issued pursuant to the Standard Terms for Trust Agreements between Merrill Lynch Depositor, Inc. and [The Bank of New York Mellon], as trustee and securities intermediary, as amended and supplemented by the Series [__] Supplement (the “series supplement”), between Merrill Lynch Depositor, Inc., as depositor, and the trustee and securities intermediary, to be dated the certificate issuance date (collectively, the “trust agreement”).

Who Is the Depositor?

Merrill Lynch Depositor, Inc., incorporated in the State of Delaware as an indirect, wholly owned, limited purpose subsidiary of Bank of America Corp., is the depositor and will deposit the underlying securities into the trust. See “The Depositor & Sponsor” on page [15] of the accompanying prospectus. The depositor is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, the underwriter of this offering.

What Are the Important Dates to Remember?

Delivery of the trust certificates will be made on the issue date, as set forth in the summary. This prospectus supplement describes the underlying securities held by the trust as of the cut-off date, as set forth in this prospectus supplement.

What Are the Trust’s Assets?

The initial assets of the trust will be the underlying securities [and the swap agreement]. The underlying securities consist of $[__] [__]% [underlying securities] due [__] issued by [__], a [__] [and guaranteed by [___] to the extent set forth under “Description of the Underlying Securities—Guarantee” on page S-41]. The underlying securities held by the trust will represent [__]% of the total issuance of the [__]% [underlying securities] due [__]. The underlying securities were issued pursuant to an indenture dated as of [__] [between]/[among] the [underlying securities guarantor,] the underlying securities issuer and the underlying securities trustee. [Pursuant to a registration statement filed by the [underlying securities issuer] [and] [the underlying securities guarantor] on Form S-3 (No.  [__]), the underlying securities were originally issued in the form of book-entry securities deposited

S-7

with The Depository Trust Company, New York, New York, or DTC. The underlying securities have a CUSIP number of [__].

The underlying securities [will mature]/[do not have a fixed maturity date, but will be redeemed] on [__] [, unless redeemed earlier as described under “Description of the Underlying Securities—Redemption” below]. The principal amount of the underlying securities will be payable to the trust on [__]. The depositor may not increase the amount of the initial assets of the trust and issue additional trust certificates.

Underlying securities may be removed from the trust in the event of [a redemption of the underlying securities,] an optional exchange, a tender offer or a default on the underlying securities or if the underlying securities issuer ceases to file Exchange Act reports. See “Description of the Trust Certificates.” [ In addition, underlying securities may be substituted for other securities in the event of an exchange offer by the underlying securities issuer if, among other things, all of the holders of trust certificates and the call holders vote to accept the offer.] See “Description of the Trust Agreement—Voting of Underlying Securities, Modification of Underlying Securities Indenture.”

[In addition, on the date of this prospectus supplement the trust will enter into a swap agreement with the swap counterparty, pursuant to which the depositor will agree to [describe terms of swap agreement]. [include description of any applicable conditions for the issuance of additional trust certificates.]

[When Can Payment of Your Distributions Be Deferred?

The underlying securities issuer can, on one or more occasions, defer interest payments on the underlying securities [description of when such payments may be deferred in accordance with the underlying securities indenture].

If the underlying securities issuer does defer interest payments on the underlying securities, the trust will also defer payment of distributions on the trust certificates. During this deferral period, distributions will continue to accrue on the trust certificates at an annual rate of [__]% of the stated amount of $[    ] per trust certificate. Also, the deferred distributions will themselves accrue distributions at an annual rate of [__]%.

Should the underlying securities issuer exercise its right to defer payments of interest on the underlying securities, you will be required to accrue interest income for United States federal income tax purposes before you receive cash distributions. See “United States Federal Income Tax Consequences” on page S-51 and “Risk Factors—If the underlying securities issuer exercises its option to defer interest payments on the underlying securities, the trust certificateholders may face adverse tax consequences” on page S-21.]

When Will You Receive [Semi-annual] Distributions?

If you purchase the trust certificates, you will be entitled to receive cash distributions at an annual rate of [__]% of the stated amount of $[    ] per trust certificate. Distributions will accumulate from the date the trust issues the trust certificates and will be paid in arrears on [__] and [__] of each year, beginning on [__] and ending on [__], unless the final scheduled distribution date is advanced for any reason. Each [semi-annual] distribution on the trust certificates represents a portion of the interest accrued on the underlying securities from the cut-off date or the previous distribution date, as applicable, to, but not including, each distribution date. Such interest is paid to the trust on each distribution date, in accordance with the terms of the underlying securities.

Distributions on the trust certificates will depend on the cash flows generated by the underlying securities[ and payments by the swap counterparty][ or, in the case of an exercise of the call rights, payments by the call holders]. An investment in the trust certificates will expose you to the credit risk of the underlying securities issuer [and the swap counterparty].

[When Will the Trust Certificates Be Subject to Call Rights?

[Call rights will be issued to a call holder or holders, which will initially be an affiliate of Merrill Lynch Depositor, Inc., in a private placement. The call right gives its holder the option to purchase your trust certificates in whole or in part.]

S-8

[Call rights may be exercised on any business day that a call holder designates as a “Call Date” [(i)] on or after [                   ] [or (ii) before [                ] upon the occurrence of the following:

•	the announcement of any redemption or repurchase of the underlying securities,
•	the announcement of any other unscheduled payment of the underlying securities,
•	receipt of notice of termination of the trust,
•	when a tender offer for the underlying securities is pending, [or]
•	[if the underlying securities [issuer / guarantor] ceases to file Exchange Act reports or ceases to satisfy the requirements of Rule 3-10 of Regulation S-X of the Securities Act [or any swap counterparty has become a disqualified swap counterparty as described in the accompanying prospectus] (a “failure to file event”)].]

[In each case, the exercise of call rights will be subject to certain advance notice requirements as described in “Description of the Trust Certificates—Call Rights.”]

[In addition, all outstanding call rights will be exercised automatically at any time upon an acceleration of the underlying securities and payment in full by the underlying securities issuer of all amounts when due where the acceleration payment exceeds the stated amount of the trust certificates plus any accrued and unpaid distributions to the date of payment. The trust certificates will be purchased at their stated amount plus any accrued and unpaid distributions to the exercise date and any remaining proceeds from such acceleration payment will be paid to the call holders.]

[If a call holder also holds trust certificates on the date of the exercise of call rights, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called.]

[We cannot assure you that the call holders will purchase your trust certificates prior to the final scheduled maturity date. For additional information on the exercise of call rights, see “Description of the Trust Certificates—Call Rights” on page S-28.]

When Can the Trust Redeem the Trust Certificates?

The trust will redeem all of the outstanding trust certificates when the underlying securities are paid at maturity on [             ] (the “stated maturity date”) or on their earlier redemption if the underlying securities are redeemed [or repurchased]. The underlying securities issuer may redeem [or repurchase] all or some of the underlying securities before the stated maturity date at its option as more fully described under “Description of the Underlying Securities—Redemption” on page S-25.   If the underlying securities issuer redeems fewer than all of the underlying securities then the trustee will select a stated amount of trust certificates proportional to the amount of underlying securities being redeemed and redeem those trust certificates for a pro rata portion of the redemption price. See “Description of the Trust Certificates—Redemption” below. [Upon redemption of the underlying securities, the call holders will have the right to exercise their call rights. See “When Will the Trust Certificates Be Subject to Call Rights?” above. Upon exercise of any call rights, the trustee will select a stated amount of trust certificates to be surrendered to the trustee in exchange for a pro rata portion of the call exercise price; however, if the call holder also holds trust certificates on the date of the exercise of call rights, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called. Following its receipt of the trust certificates called, the trustee will surrender the called trust certificates to the exercising call holders.

[If notice of a repurchase offer is received by the trustee, the trustee will determine the aggregate market price of all outstanding trust certificates and, if such aggregate market price is less than the aggregate repurchase proceeds payable by the underlying securities issuer upon a tender of all underlying securities held by the trust, the trust will tender for repurchase all such underlying securities and distribute the associated repurchase proceeds to the trust certificateholders.] [Call holders will be given the opportunity to exercise their rights to purchase trust

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certificates from trust certificateholders prior to the repurchase of underlying securities by the underlying securities issuer.]

[What Is [______________]’s Guarantee of the Underlying Securities?]

[Pursuant to the [underlying securities indenture] [and]/[or] [the guarantee endorsed on the underlying securities by [__________], as underlying securities guarantor], the underlying securities guarantor has agreed to fully and unconditionally guarantee the due and punctual payment of the principal of, premium, if any, and interest on the underlying securities when those amounts become due and payable, whether at maturity, upon redemption or otherwise.]

[If the underlying securities issuer does not make a payment on the underlying securities, the trust will not have sufficient funds to make payments on the trust certificates. The underlying securities guarantor’s obligations under the guarantee ranks equally with its obligations to make payments on all of its other liabilities, except as discussed elsewhere in this prospectus supplement.]

[Description of any further information regarding the guarantee contained in the guaranty and/or the underlying securities indenture. See “Description of the Underlying Securities—Guarantee” on page S-41.]

What Happens If There Is a Payment Default on the Underlying Securities?

If there is a payment default on the underlying securities, the trustee will [terminate the swap agreement and]:

•	[First, the call holders will have an opportunity to exercise their call rights upon notice of not less than [five] days prior to the date the trustee sells the underlying securities as set forth below.] [ The trustee will distribute] [the proceeds from such exercise] [plus any swap termination payment received from the swap counterparty] pro rata to the trust certificateholders in an amount equal to the stated amount of the trust certificates plus any accrued and unpaid distributions to the exercise date.]
•	[On or promptly after the [30th] day after such payment default, the trustee will retain the agent specified in the Market Agent Agreement (the “Market Agent”) to sell the underlying securities. The Market Agent, on behalf of the trust, will sell the underlying securities to the highest bidders among not less than three solicited bidders for such underlying securities (one of which bidders may include Merrill Lynch, Pierce, Fenner & Smith Incorporated or any affiliate thereof; provided, however, that neither Merrill Lynch, Pierce, Fenner & Smith Incorporated nor any of its affiliates will be under any obligation to bid, and which bidders need not be limited to recognized broker dealers). In the sole judgment of the Market Agent, bids may be evaluated on the basis of bids for a single underlying security, a portion of the underlying securities or all of the underlying securities being sold or any other basis selected in good faith by the Market Agent. The trustee will distribute the proceeds from any such sale of the underlying securities pro rata to the trust certificateholders. [Upon such sale, any call rights that remain outstanding will expire and have no value.]

If, after any default and prior to the trustee selling the underlying securities, there is an acceleration of the maturity of the underlying securities and the underlying securities are declared to be immediately due and payable:

•	If the underlying securities issuer [or the underlying securities guarantor] pays only a portion of such amount when due, then the trustee will retain the Market Agent to sell the underlying securities in the manner set forth above. The trustee will distribute any payments received on the underlying securities following acceleration and any proceeds from the sale of the underlying securities pro rata to the trust certificateholders.
•	If the underlying securities issuer [or the underlying securities guarantor] pays all amounts due upon an acceleration of the underlying securities and if such payment exceeds the sum of the aggregate stated amount of the trust certificates plus any accrued and unpaid distributions to the date of payment, [all call holders will be deemed to have automatically exercised their outstanding call rights]. From the acceleration payment, first, the trust certificates will be purchased at their stated amount plus any
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accrued and unpaid distributions to the exercise date, and second any remaining proceeds will be paid [to the call holders].

[Following any acceleration of the underlying securities, the call holders will have an opportunity to exercise their call rights upon notice of not less than five days prior to the date the Market Agent sells the underlying securities and/or distributes any amounts paid by the underlying securities issuer. Proceeds from the call holders’ exercise of their call rights will be distributed pro rata to the trust certificateholders in an amount equal to the stated amount of the trust certificates plus any accrued and unpaid distributions to the exercise date.]

What Happens if the Underlying Securities [Issuer][Guarantor][Swap Counterparty] Ceases to File Exchange Act Reports?

If a failure to file event occurs with respect to the [underlying securities issuer [and]/[or] [the underlying securities guarantor][swap counterparty], it will be a trust wind-up event, in which case:

•	[First, the call holders will have [ ] days from the date the trustee delivers notice of such event to the call holders to exercise their call rights if they so choose, and the proceeds from such exercise will be distributed pro rata to the trust certificateholders in an amount equal to the stated amount of the trust certificates plus any accrued and unpaid distributions to the exercise date.]
•	Thereafter, within [ ] business days of the expiration of the call rights exercise period, the trustee will distribute all remaining underlying securities pro rata to the trust certificateholders following the sale of sufficient underlying securities to pay any unpaid trustee expenses [and any swap counterparty termination payment].

[What Happens if the Swap Counterparty Defaults?

Certain defaults of the swap counterparty under the swap agreement will lead to early termination of the swap agreement and may result in the trust receiving or becoming liable for a swap termination payment. If the trust is liable to pay the swap counterparty a swap termination payment, then the trust may be required to sell underlying securities in order to pay that swap termination payment. Early termination of the swap agreement could also result in the swap counterparty being liable to the trust for a swap termination payment. You should consider carefully the risk factors applicable to swap agreements described under “Risk Factors” in this supplement and in the accompanying prospectus.]

In What Form Will the Trust Certificates Be Issued?

Except in limited circumstances, the trust certificates will be represented by one or more global securities that will be deposited with and registered in the name of DTC or its nominee. This means that you will not receive a certificate for your trust certificates. The trust certificates will be ready for delivery through DTC on or about the date set forth in this prospectus supplement. The trust certificates will have the CUSIP number set forth in this prospectus supplement.

[How Will the Trust Be Treated for United States Federal Income Tax Purposes?

The trust will not be classified as a corporation or as an association taxable as a corporation and should be treated as a grantor trust for U.S. federal income tax purposes. See “United States Federal Income Tax Consequences” on page S-50.

[Will the Trust Certificates Be Listed on a Stock Exchange?

The trust intends to apply to have the trust certificates listed on the New York Stock Exchange, or the NYSE, under the symbol “[__].” If approved for listing, trading of the trust certificates is expected to commence within 30 days after they are first issued. You should be aware that the listing of the trust certificates will not necessarily ensure that a liquid trading market will be available for the trust certificates.]

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[Will the Trust Certificates Be Rated?

It is a condition to the issuance of the trust certificates that the trust certificates have ratings assigned by one or more rating agencies, and any such rating will depend on the ratings of the underlying security. We cannot assure you that any such rating will continue for any period of time or that it will not be revised or withdrawn entirely by the related rating agency if, in its judgment, circumstances (including, without limitation, the rating of the underlying securities) so warrant. A revision or withdrawal of such rating may have an adverse effect on the market price of the trust certificates. A security rating is not a recommendation to buy, sell or hold securities. The rating on the trust certificates does not constitute a statement regarding the occurrence or frequency of redemption of the underlying securities and the corresponding effect on yield to investors.]

Can an Employee Benefit Plan Purchase the Trust Certificates?

An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan subject to Section 4975 of the Internal Revenue Code (the “Code”) or a non-U.S., church, governmental or any other plan subject to substantially similar provisions under state, federal or local law (“Similar Law”) are each permitted to purchase trust certificates. However, each plan should take into consideration certain potential issues under ERISA, Code or Similar Law and, by purchasing a trust certificate, will be deemed to represent that the purchase, holding and disposition of the trust certificate (or, upon distribution any underlying securities) will not constitute or result in a non-exempt prohibited transaction under ERISA , the Code, or Similar Law.

Where Can You Find More Information About the Underlying Securities Issuer [and the Swap Guarantor]?

The [underlying securities issuer] [underlying securities guarantor] [and swap guarantor] [is][are each] subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which means that it files periodic reports, including reports on Forms 10-K and 10-Q, and other information with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the [underlying securities issuer]/[underlying securities guarantor] [or swap guarantor] has filed electronically with the SEC. In addition, you may inspect reports and other information concerning the [underlying securities issuer]/[underlying securities guarantor] [or swap guarantor] at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

The [underlying securities issuer]/[underlying securities guarantor] filed with the SEC a registration statement on Form S-3 (the “registration statement,” which term shall include all amendments, exhibits, annexes and schedules thereto) pursuant to the Securities Act of 1933, as amended, and a prospectus supplement, as amended, with respect to the underlying securities [and the underlying securities guarantee]. The prospectus and the prospectus supplement relating to the underlying securities [and the underlying securities guarantee] do not contain all the information set forth in the registration statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information with respect to the [underlying securities issuer]/[underlying securities guarantor], you should refer to the underlying securities prospectus supplement, the underlying securities registration statement and its exhibits and the underlying securities indenture, as supplemented. Statements contained in this prospectus supplement as to the contents of any contract or other document are not necessarily complete, and in each instance reference is made to the copy of such contract or document filed with the SEC, each such statement being qualified in all respects by such reference.

You should not rely on this prospectus supplement for information with respect to the underlying securities issuer [or the underlying securities guarantor]. This prospectus supplement sets forth certain relevant terms with respect to the underlying securities [and the underlying securities guarantee], but does not provide detailed information with respect to the underlying securities[, the underlying securities guarantee][,]/[or] the underlying securities issuer [or the underlying securities guarantor]. This prospectus supplement relates only to the trust certificates offered hereby and does not relate to the underlying securities [or the underlying securities guarantee or]

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an offer therefor. All disclosure contained herein with respect to the underlying securities issuer [and the underlying securities guarantor] is derived from publicly available documents. The depositor takes responsibility for the information regarding the underlying securities that is expressly set forth in the applicable prospectus supplement but none of the information in the publicly available documents relating to the underlying securities and the underlying securities issuer that are incorporated by reference.

No investigation with respect to the underlying securities issuer [or the underlying securities guarantor] (including, without limitation, no investigation as to [its/their] financial condition or creditworthiness) or of the underlying securities [or the underlying securities guarantee] has been made. You should obtain and evaluate the same information concerning the underlying securities issuer [and the underlying securities guarantor] [and the swap guarantor] as you would obtain and evaluate if you were investing directly in the underlying securities [or the underlying securities guarantee] [or the swap guarantor] or in other securities issued by the underlying securities issuer [or the underlying securities guarantor]. None of the depositor, the trustee, [the swap counterparty, [the swap guarantor,]] the underwriter, or any of their affiliates, assumes any responsibility for the accuracy or completeness of any publicly available information of the underlying securities issuer [or the underlying securities guarantor] [or the swap guarantor] filed with the SEC or otherwise made publicly available or considered by you in making your investment decision in connection therewith (other than the information regarding the terms of the underlying securities expressly set forth in this prospectus supplement).

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RISK FACTORS

Your investment in the trust certificates will involve material risks. You should carefully consider the following discussion of risks, and the other information included or incorporated by reference in this prospectus supplement and the accompanying prospectus, before deciding whether an investment in the trust certificates is suitable for you.

The only sources of cash of the trust are the distributions from the underlying securities [or payments from the swap counterparty under the swap agreement] [proceeds of call rights, if exercised]. You may not be paid any distributions and may lose your entire investment if the assets of the trust are insufficient.

Currently, the trust has no significant assets other than the underlying securities[and the swap agreement][, unless any call right is exercised]. If the underlying securities [and payments under the swap agreement] are insufficient to make payments or distributions on the trust certificates, no other assets will be available for payment of the deficiency.

The trust certificates are subject to the creditworthiness of the underlying securities issuer [and the [underlying securities guarantor][swap counterparty]].

The trust certificates represent indirect investments in the underlying securities [and the swap agreement]. In particular, the trust certificates will be subject to all the risks associated with directly investing in the underlying securities issuer’s [and the [underlying securities guarantor’s][swap counterparty’s]] [unsecured unsubordinated/subordinated] debt obligations. None of the underlying securities indenture[,]/[or] the underlying securities [or the [underlying securities guarantee][swap agreement]][ place a limitation on the amount of indebtedness that may be incurred by the underlying securities issuer [or the[ underlying securities guarantor][swap counterparty]].

[Included if underlying securities are trust certificates issued by a financing trust which holds debentures of a financing corporation which holds debentures of a common parent: The trust’s right to direct action against the first tier debentures issuer to enforce the rights of the first tier debentures holders is limited. [Describe related risks.]

An investment in the trust certificates is not the same as a direct investment in the underlying securities, and the interest you earn may not be the same as the interest that would be earned on a direct investment in the underlying securities.

The trust certificates represent an interest in the assets of the trust, which consist of underlying securities [and a swap agreement]. Investing in the trust certificates will not make you a holder of any of the underlying securities, although the trust will distribute the underlying securities to the trust certificateholders in certain circumstances (see “Description of the Trust Certificates—Default on Underlying Securities”). You will not have any direct voting rights, any rights to receive dividends or other distributions, or any other rights with respect to those securities. In addition, because the yield on the underlying securities may have decreased since their original issuance date, the distribution rate for the trust certificates may be lower than the coupon rate on the underlying securities. As a result, the interest earned on your trust certificates may not reflect the interest you would earn if you actually owned the underlying securities and received the interest payments or other distributions made in connection with them. Distributions with respect to the trust certificates shall be made as provided in this prospectus supplement and the accompanying prospectus.

[The trust certificates are callable.] If[the underlying securities are redeemed prior to their maturity date [or if any call rights are exercised prior to the stated maturity date], you may not be able to reinvest your redemption or call proceeds at a yield comparable to the yield you would have received on your trust certificates.

The yield you will realize on your trust certificates depends upon several factors, including:

•	the purchase price of the trust certificates,
•	when you acquire your trust certificates, [and]
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•	[whether the underlying securities issuer exercises its option to redeem the underlying securities, and]
•	[whether the call holders exercise their optional rights to purchase outstanding trust certificates].

[Description of the conditions for redemption, repurchase or other changes to its underlying securities upon occurrence of a special event, as described above, and the consequences to the trust certificates and the trust certificateholders.]

[The underlying securities issuer has the right to redeem the underlying securities in whole[, but not]/[or] in part[,]/[at its option or in whole] if it becomes obligated to pay additional amounts. Because the underlying securities issuer has the right to redeem the underlying securities early, we cannot assure you that the trust will be able to hold the underlying securities until their maturity date.]

[If the underlying securities are redeemed early, the trust and the swap agreement will terminate, and the trust may be required to make a termination payment under the swap agreement. See “—Liability for swap termination payments” in this section and “Risk Factors” in the prospectus.]

[The call holders are not obligated to exercise the call rights; however, the yield you will realize on your trust certificates depends on whether the call holders exercise their rights to purchase the trust certificates. If a call holder also holds trust certificates on the date of the exercise of call rights, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called. Prevailing interest rates at the time of [an early redemption] [or a call exercise] may be lower than the yield on your trust certificates. Therefore, you may be unable to realize a comparable yield upon reinvesting the funds you receive from an early redemption or exercise of call rights. In addition, if the prevailing market value of the trust certificates exceeds the [redemption price ][or] call exercise price] paid to you upon [a redemption of the underlying securities or] the exercise of a call, you will not be able to realize such excess.]

See [“Description of the Trust Certificates—Call Rights” on page S-27] [and see “Description of the Underlying Securities—Redemption” on page S-40].

[The trust certificates will not have the benefit of any interest rate adjustment on the underlying securities.

If the ratings of the underlying securities issuer are downgraded, it will increase the interest rate it pays to holders of the underlying securities. In addition, in certain circumstances, the sole remedy for an event of default under the underlying security issuance agreement will be an increase in the interest rate. Any such increases will be paid in accordance with the order of priority specified in “Description of the Trust Certificates—Collections and Distributions,” including potentially to an affiliate of the depositor. There will be no corresponding increase in the amount paid on the trust certificates.]

An inactive public market may limit your ability to sell your trust certificates, and as a result, the market value of trust certificates may decline.

We cannot assure you that an active public market for the trust certificates will develop or, if a public market develops, that you will be able to sell your trust certificates. Merrill Lynch, Pierce, Fenner & Smith Incorporated has advised the depositor that it intends to make a market in the trust certificates, as permitted by applicable laws and regulations. Merrill Lynch, Pierce, Fenner & Smith Incorporated is not obligated, however, to make a market in any series of the trust certificates. At its sole discretion, Merrill Lynch, Pierce, Fenner & Smith Incorporated may discontinue its market-making activities at any time without notice to you. In addition, the underlying securities are not listed on a securities exchange. Upon certain events described on page S-11, the underlying securities may be distributed to you. We cannot assure you that an active public market for the underlying securities will exist at the time any underlying securities are distributed to you, or if a public market exists, that you will be able to sell the underlying securities that you may hold. If an active public market for the trust certificates or the underlying securities does not exist or continue, the market prices and liquidity of your trust certificates or the underlying securities that you may hold may be adversely affected.

[We expect to apply for listing of the trust certificates on the NYSE.]

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Market demand for asset-backed securities such as the trust certificates may be reduced due to continued adverse market and economic conditions, negative publicity and regulatory changes, which may limit your ability to resell your trust certificates or reduce the market price of your trust certificates.

The capital and credit markets, and the asset-backed securities market in particular, have recently experienced and continue to experience disruptions and volatility, and the United States economy has entered a recession. Additionally, asset-backed securities and securitizations have recently received substantial negative publicity, and as a result may be perceived negatively in the marketplace. If these trends continue or worsen, they may result in reduced market demand for asset-backed securities, including the trust certificates. As a result, your ability to resell your trust certificates may be limited and the market price of your trust certificates may decline. In addition, new rules and regulations applicable to trust certificates, including those that may be implemented by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, may have an adverse impact on asset-backed securities, including the trust certificates. Uncertainty regarding this possible effect may negatively affect the market demand and price for your trust certificates.

You may not be paid any distributions and may lose your entire investment if the assets of the trust are insufficient.

Currently, the trust has no assets other than the underlying securities [and the underlying securities guarantee] [and the swap agreement]. If the underlying securities [and the underlying securities guarantee] [or payments made under the swap agreement] are insufficient to make distributions on the trust certificates, no other assets will be available for payment of the deficiency. [Description of holding company risk from the underlying securities prospectus—included if the underlying securities guarantor is organized as a holding company that owns subsidiary companies.]

[Liability for swap termination payments

[[The swap agreement] [Each swap transaction] may be terminated early if [terms to be specified.]

At any time of early termination, the swap agreement or an individual swap transaction may have value to either the trust or the swap counterparty; if so, the other party will be required to pay that value as a termination payment. The termination payment corresponds to (1) the estimated cost, at prevailing market values, that would be incurred by the trust or its swap counterparty to enter into a replacement swap agreement (which cost depends on the comparative value of the remaining payments to be made by the trust and the remaining payments to be made by the swap counterparty) or (2) the losses suffered by the trust or its swap counterparty as a result of the termination of the swap agreement. Unless a swap counterparty termination event has occurred, certificateholders will effectively pay [will be charged] any termination payment payable by the trust, in proportion to the amount of their investment, up to the limit of the trust’s assets. The value of the swap agreement may be highly volatile, and it is not possible to estimate the maximum amount of the termination payment.]

[The value of the swap agreement may cause losses if the swap agreement terminates early

In the case of an early termination of the swap transaction, a swap termination payment may be payable by the trust to the swap counterparty or by the swap counterparty to the trust. The value of any swap termination payment will be influenced by current and projected interest rates and the value of the underlying securities at the time of termination, and the amount of any such swap termination payment therefore is not capable of estimation for purposes of this prospectus supplement. The amount of any such payment will be based on (i) the estimated cost, at prevailing market values, that would be incurred by the trust or the swap counterparty to enter into a transaction having economic terms similar to that of the terminated transaction or (ii) the losses suffered by the trust or the swap counterparty as a result of the termination of the transaction. In general, the swap counterparty will have the sole right to determine in good faith the amount of any swap termination payment.

In connection with an early termination of the swap agreement where the swap counterparty is entitled to a termination payment under the swap agreement, in some circumstances, the swap termination payment and any unpaid trustee expenses will be paid from the sale proceeds of the underlying securities before the certificateholders receive any payment of principal (or, after a failure to file event, a distribution in kind) and the trust will likely not have sufficient funds to pay the full accrued and unpaid interest on the certificates and the outstanding principal

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amount of the trust certificates (or, in the case of a failure to file event, a principal amount of underlying securities equal to the principal amount of the certificates).

If an early termination of the swap agreement occurs for any reason other than a counterparty subordination event, then any early termination payment or other amounts owed in respect of the swap agreement to the swap counterparty will have first priority over the claims of certificateholders. Events in which the claims of the swap counterparty will have first priority over the claims of certificateholders include but are not limited to (i) the failure of the underlying securities issuer [(or its guarantor)[to pay an installment of principal of, or any amount of interest due on, the underlying securities on the due date, after the expiration of any applicable cure period, (ii) the initiation by the underlying securities issuer of any proceedings seeking a judgment of insolvency or bankruptcy or seeking relief under bankruptcy or insolvency laws or similar laws affecting creditor’s rights, (iii) if not otherwise addressed in clause (ii), the passage of thirty (30) calendar days since the day upon which any person or entity other than the underlying securities issuer [(or its guarantor)] initiates any proceedings against the underlying securities issuer seeking a judgment of insolvency or bankruptcy or seeking relief under bankruptcy or insolvency laws or similar laws affecting creditor’s rights and such proceeding has not been dismissed prior to such thirtieth day (together with clauses (i) through (iii), an “underlying security default”), [(iv) any swap counterparty default (including a payment default),] (v) a failure to file event as described in the accompanying prospectus] or (vi) the obligations of the trust under the swap agreement becoming illegal. Any amounts (or, in the case of a failure to file event, underlying securities) remaining in the trust following full satisfaction of the swap counterparty’s claims and the payment of any unpaid trustee expenses will be disbursed to the certificateholders in full satisfaction of the claims of the trust certificates as described below. A swap termination payment and the resulting loss to certificateholders may be substantial in relation to the total value of the related underlying securities.

[You should note that on the date of issuance of the trust certificates, the swap agreement has a market value in favor of the swap counterparty, which would result in a termination payment being owed to the swap counterparty were a termination payment to be determined on such date.]

[The price obtained by liquidating trust property after a termination of the trust may be unfavorable

If the trust is terminated, except in limited circumstances described herein, the underlying securities will be sold by the trustee, through the Market Agent or otherwise. [The Market Agent will be Merrill, Lynch, Fenner, Pierce & Smith.] The timing, price and other terms of any sale conducted by the Market Agent will be determined by the Market Agent in its sole discretion, but all such sales shall be completed within 30 days or such longer period of time as may be reasonable under the circumstances. The Market Agent will be permitted to sell underlying securities to affiliates of the Market Agent. Certificateholders could be materially adversely affected if the trust is required to sell underlying securities at a time when prices for the underlying securities in the secondary market are depressed as a result of a default on the underlying securities, changes in interest rates, the creditworthiness of the underlying securities issuer, or for any other reason, particularly if a swap termination payment must be made senior in right of payment to the certificateholders. In such circumstances, liquidation by the Market Agent may result in certificateholders incurring losses that would not be incurred if the certificateholders received a distribution of the underlying securities in kind.]

[The swap agreement may be transferred following a swap counterparty event

If a “potential bankruptcy” event occurs with respect to the swap counterparty [and/or the swap guarantor,] the swap counterparty may elect to transfer all of the swap counterparty’s rights and obligations under the swap agreement to a replacement swap counterparty. If the swap agreement is so transferred, a swap agreement early termination event will not occur and a trust wind-up event will not occur as a result of the conditions or circumstances that caused such potential failure to pay or potential bankruptcy to occur. If the swap counterparty has not been replaced at the end of the 30 day grace period, the resulting termination event and termination of the trust may occur at a time when the swap agreement has a higher market value in favor of the swap counterparty than would have been the case, in which case certificateholders will suffer a greater loss in connection with the swap termination payment to the swap counterparty than would have otherwise been the case.]

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[The swap agreement may be transferred if the significance percentage of the swap counterparty becomes or is expected to become equal to or greater than 10%]

[If the significance percentage of the swap counterparty becomes or is expected to become equal to or greater than 10% and the swap counterparty is not a reporting company for purposes of the Exchange Act or does not file certain financial information in connection with such reporting, the depositor will be required to direct the swap counterparty to transfer its rights and obligations under the swap agreement to a swap counterparty (which may be an affiliate) that would not be a disqualified swap counterparty.

If the swap agreement is not transferred to a replacement swap counterparty on or prior to the date on which the depositor has determined (in its reasonable, good faith discretion) that the depositor would be in violation of its reporting obligations under the Exchange Act with respect to the trust certificates in the absence of a termination of the trust, the trust will terminate. Such termination may result in losses to investors as a result of early liquidation of the trust property. See “Description of the Trust Agreement—Trust wind-up events and liquidation events” on page [38] of the accompanying prospectus.]

[The swap counterparty will have discretion to calculate the payment obligations to or of the trust

The swap counterparty will act as calculation agent in respect of the swap transaction, and there may be conflicts of interest between the calculation agent and the certificateholders with respect to calculations or determinations under the swap transaction. A swap calculation agent will be obligated only to carry out its duties and functions as swap calculation agent in good faith, will have no fiduciary obligations to certificateholders and will not necessarily be acting in the interests of certificateholders. All determinations by the calculation agent under the swap transaction will, in the absence of manifest error, be conclusive and binding for all purposes on the trust and certificateholders.]

The ratings of the trust certificates may change.

Any ratings on the trust certificates are expected to correspond to the lower of any ratings on the underlying securities [or the swap counterparty]. The ratings of the underlying securities [or the swap counterparty] and the trust certificates may change over time. There can be no assurance that any such ratings will not be lowered or withdrawn by the applicable rating agency in the future, which may adversely affect the value of the trust certificates. It is possible that the trust certificates and underlying securities [or the swap counterparty] may be rated below an “investment grade” rating in the future. This may result in a reduced pool of potential purchasers for the trust certificates and underlying securities because some investors will not purchase debt securities that are not rated in an investment grade category. If the trust certificates and underlying securities [or the swap counterparty] are rated below an investment grade rating in the future, or it is announced that such a rating is possible, the trading price of the trust certificates may decline significantly. The depositor is not required to maintain or enter into any arrangement to maintain the public rating in relation to the trust certificates. Any downgrade of the ratings of the underlying securities [and the swap counterparty] by the rating agency that rates the trust certificates will result in a downgrade with respect to the trust certificates.

Potential conflicts of interest may exist between the depositor and its affiliates and holders of the trust certificates.

[Specify any actual or potential conflicts of interest resulting from underwriter’s role in the initial distribution of underlying securities or deliverable securities under swap agreement.] Merrill Lynch, Pierce Fenner & Smith Incorporated and other affiliates of the depositor may commence, maintain or continue to maintain commercial relationships with respect to the underlying securities issuer or its affiliates. In particular, affiliates of the depositor may provide investment banking and other financial services, and may enter into derivative transactions with, the underlying securities issuer or its affiliates (for which they may receive customary fees and commissions). Affiliates of the depositor may also hold long or short positions with respect to securities or other obligations of the underlying securities issuer or its affiliates (including the underlying securities), or may enter into credit derivative or other derivative transactions with third parties with respect to those obligations. In connection with those transactions, affiliates of the depositor may exercise or enforce rights against, and may otherwise act with respect to, the underlying securities issuer or its affiliates without regard to the issuance of the trust certificates and the related transactions described in this prospectus supplement. Any such actions might have an adverse effect on

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the underlying securities, the underlying securities issuer, the ability of the trust to exercise or enforce any rights with respect to the underlying securities or the value of the trust certificates.  In the case of a bankruptcy or insolvency of the underlying securities issuer or its affiliates, or any other default under securities or other obligations of the underlying securities issuer or its affiliates (including the underlying securities), the interests of trust certificateholders with respect to underlying securities held by the trust may be in conflict with the interests of affiliates of the depositor that have entered into transactions with the underlying securities issuer or its affiliates. In addition, we may engage in secondary trading of the underlying securities. Secondary trading may occur off the exchange and result in a potential conflict of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of its affiliates may hold some or all of the call rights. The interests of such entities as call holders may be in conflict with the interests of the trust certificateholders.

Neither the depositor nor any of its affiliates is acting as your agent or in any fiduciary capacity in connection with your investment in the trust certificates.

[[         ], the initial swap counterparty, will also act as calculation agent under the swap agreement to be entered into by the trust. As such, it will be responsible for calculating the respective payment obligations of the trust and the swap counterparty under this agreement. [In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated will act as Market Agent under the trust agreement in the event of a trust wind-up event. Because distributions to certificateholders following a trust wind-up event other than a counterparty subordination event will be subordinated to any payments due to the swap counterparty under the swap agreement, the Market Agent may face a conflict of interest with respect to the actions to be taken by it.]

The swap counterparty and certain of its affiliates are acting in a number of capacities in connection with this offering. The swap counterparty and each of its affiliates acting in such capacities in connection with this offering will have only the duties and responsibilities expressly agreed to by such entity in the relevant capacity and will not by virtue of its or any of its affiliates’ acting in any other capacity, be deemed to have other duties or responsibilities or be deemed to be held to a standard of care other than as expressly provided with respect to each such capacity. If the trust certificates are prepaid when prevailing market interest rates for securities of a comparable credit rating are lower than the yield on your trust certificates, you may be unable to realize a comparable yield when you reinvest the funds that you receive from the prepayment of your trust certificates. If the trust certificates are prepaid when prevailing market interest rates for securities of a comparable credit rating are lower than the yield on your trust certificates, you may be unable to realize a comparable yield when you reinvest the funds that you receive from the prepayment of your trust certificates.]

Reports published by us may include negative recommendations with respect to the underlying securities [issuer / guarantor].

Merrill Lynch, Pierce, Fenner & Smith Incorporated and other affiliates of the depositor publish reports from time to time with respect to the underlying securities [issuer / guarantor]. Such reports may make negative recommendations with respect to securities of the underlying securities [issuer / guarantor]. None of the trust, the trustee, the depositor, or Merrill Lynch, Pierce, Fenner & Smith Incorporated undertakes any responsibility to reflect or account for in this prospectus supplement the conclusions or analyses set forth in such research reports. You may obtain a copy of any research report relating to the underlying securities [issuer / guarantor] by requesting them from your broker or from Merrill Lynch, Pierce, Fenner & Smith Incorporated directly.

You may not recover the whole of the stated amount of your trust certificates if the trust disposes of the underlying securities on a default by the underlying securities issuer or other liquidation event or trust wind-up event.

If a liquidation event or a trust wind-up event occurs, including as a result of a default by the underlying securities issuer, the trustee will generally direct the sale of the underlying securities and will distribute the proceeds [plus any swap termination payment received from the swap counterparty] pro rata to the trust certificateholders after payment of any unpaid trustee expenses [and satisfaction of any swap termination payment owed under the swap agreement]. If the trust wind-up event is a failure to file event[, and if the call holders do not exercise their call rights], then the trust will distribute the underlying securities to the trust certificateholders following liquidation of a portion of the underlying assets to the extent necessary to pay any unpaid trustee expenses [and any swap termination payment under the swap agreement]. See “Description of the Trust Agreement—Trust wind-up events

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and liquidation events” on page [38] of the accompanying prospectus. The market value of the underlying securities may be adversely affected in the case of either such event and the proceeds of the disposition or the market value of the underlying securities distributed in kind may be lower than the aggregate stated amount of the trust certificates.

The trustee will not manage the underlying securities.

Except as described below, the trust will not dispose of any underlying securities, even if an event occurs that adversely affects the value of the underlying securities or that adversely affects the underlying securities issuer [or the underlying securities guarantor]. As provided in the trust agreement, the trust will dispose of the underlying securities only if:

•	there is a payment default on any underlying securities,
•	[there is an early termination of all outstanding swap transactions in whole,] or
•	[the trust receives notice of a repurchase offer and the aggregate market price of the underlying securities is less than the aggregate repurchase proceeds payable by the underlying securities issuer upon a tender of all underlying securities held by the trust.]

In addition, if there is a failure to file event [and the call holders do not exercise their call rights], the trustee will distribute all remaining underlying securities pro rata to the trust certificateholders after liquidation of sufficient underlying securities to fund the payment of any unpaid trustee expenses [and swap termination payment under the swap agreement (if any is due) to the swap counterparty].

Under the circumstances listed above, the trustee will direct the Market Agent to sell the underlying securities on behalf of the trust [and make any swap termination payment to the swap counterparty], even if adverse market conditions exist. The trustee has no discretion to do otherwise. If adverse market conditions do exist at the time of the trustee’s sale of the underlying securities, you may incur greater losses than if the trust continued to hold the underlying securities.

Trust certificateholders may be subject to risks and regulations upon a distribution of the underlying securities.

[If a failure to file event occurs and the call holders do not exercise their call rights], the trust may distribute underlying securities to the trust certificateholders. See “Description of the Trust Agreement—Trust wind-up events and liquidation events” on page [38] of the accompanying prospectus. Upon such a distribution, each trust certificateholder will be required to comply with all regulations (including securities laws and taxation) applicable to holders of the underlying securities.

The depositor, the underwriter[, the swap counterparty[, the swap guarantor]] and the trustee have not investigated the underlying securities.

You must rely on your own evaluation of the merits of an investment in the trust certificates. The depositor, the underwriter and the trustee have not:

•	investigated the business condition, financial or otherwise, of the underlying securities issuer [or the underlying securities guarantor], or
•	verified any reports or information that the underlying securities issuer [or the underlying securities guarantor] has filed with the SEC.

We encourage you to consider publicly available information concerning the underlying securities issuer [and the underlying securities guarantor]. You should not construe the trust’s issuance of the trust certificates as an endorsement by the depositor, the underwriter or the trustee of the financial condition or business prospects of the underlying securities issuer [or the underlying securities guarantor].

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[The underlying securities issuer has the ability to defer interest payments on the underlying securities.

The underlying securities issuer can, on one or more occasions, defer interest payments on the underlying securities [description of when the payments can be deferred in accordance with the underlying securities indenture]. If the underlying securities issuer defers distributions on the underlying securities, the trust will defer distributions on the trust certificates during any deferral period. No additional amounts will accrue on the trust certificates or be owed to trust certificateholders as a result of any delay, but any additional amounts owed and paid by the underlying securities issuer as a result of the delay will be paid to the trust certificateholders.

Because the underlying securities issuer has the right to defer interest payments, the market price of the underlying securities may be more volatile than other similar securities where the issuer does not have the right to defer interest payments.]

[If the underlying securities issuer exercises its option to defer interest payments on the underlying securities, the trust certificateholders may face adverse tax consequences.

Should the underlying securities issuer exercise its right to defer any payment of interest on the underlying securities, each underlying securities holder will be required to accrue interest income (as original issue discount) in respect of the deferred stated interest allocable to its share of the underlying securities for United States federal income tax purposes. As a result, a trust certificateholder, as a beneficial owner of the underlying securities, would have to include this amount in gross income for United States federal income tax purposes prior to the receipt of any cash distributions. In addition, the trust certificateholder would not receive cash from the underlying securities issuer related to this income if the trust certificateholder disposes of the trust certificates prior to the record date on which distributions of these amounts are made. To the extent the selling price is less than the trust certificateholder’s adjusted tax basis (which will include, in the form of original issue discount all accrued but unpaid interest), the trust certificateholder will recognize a capital loss. Subject to limited exceptions, capital losses cannot be applied to offset ordinary income for United States federal income tax purposes.]

[The payments owed to the trust certificateholders are unsecured obligations.

In a liquidation of its assets by the underlying securities issuer, holders of the underlying securities, including the trust, will be paid only after holders of secured obligations of the underlying securities issuer [and the underlying securities guarantor]. According to the underlying securities prospectus, [the underlying securities are unsecured and rank equally with all other unsecured and unsubordinated debt obligations of the underlying securities issuer. The underlying securities and the underlying securities indenture do not limit the underlying securities issuer or any of its subsidiaries from incurring additional debt.]

The trust owes certain payments to the underwriter or its affiliate.

On [__], as payment of the balance of the purchase price for the underlying securities, the trustee will pay to the underwriter or its affiliate the amount of the distributions accrued on the underlying securities from [__] to but not including the closing date set forth in this prospectus supplement. In the event [an optional redemption,] a payment default or acceleration on the underlying securities occurs on or prior to [__] and underwriter or its affiliate is not paid such accrued distributions on such date, the underwriter or its affiliate will have a claim for such accrued distributions, and will share pro rata with holders of the trust certificates to the extent of such claim in the proceeds from the recovery on the underlying securities.

[The rights of the trust certificateholders through the guarantee to participate in any distribution of assets of a subsidiary of the underlying securities guarantor could be found to be subordinate to the prior claims of the creditors of such subsidiary.

The guarantee is an unsecured obligation of the underlying securities guarantor and ranks equally with all other unsecured and unsubordinated indebtedness of the underlying securities guarantor. However, because the underlying securities guarantor [is a holding company that] conducts substantially all of its operations through subsidiaries, the right of the underlying securities guarantor, and hence the right of creditors of the underlying securities guarantor (including holders of the underlying securities through the guarantee), to participate in any distribution of assets of any subsidiary upon its liquidation or reorganization or otherwise is necessarily subject to

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the prior claims of creditors of such subsidiary, except to the extent that claims of the underlying securities guarantor itself as a creditor of the subsidiary may be recognized.]

An affiliate of the depositor may recognize a gain or loss upon selling the underlying securities to the depositor for deposit into the trust.

An affiliate of the depositor will purchase, in the secondary market, the underlying securities that will be deposited into the trust. The depositor’s affiliate may make these purchases before deposit into the trust, or it may borrow securities for the deposit and subsequently purchase the securities to repay to the lenders the securities previously borrowed. In either event, the purchases of underlying securities may be made at various prices, and the affiliate of the depositor may recognize a gain or loss on its purchases upon selling the underlying securities to the depositor for deposit into the trust. The price to the public of the trust certificates therefore may differ from the prevailing market price of a comparable principal amount of underlying securities. Accordingly, an investor may be able to purchase a comparable principal amount of underlying securities for less than the price paid for the trust certificates.

In addition, the price, if any, at which Merrill Lynch, Pierce, Fenner & Smith Incorporated or another purchaser might be willing to purchase your trust certificates in a secondary market transaction will be affected by, among other things, the inclusion of the underwriting discount in the initial price you paid in this offering.

[The inclusion of commissions and projected profit from hedging in the original issue price is likely to adversely affect secondary market prices

Assuming no change in market conditions or any other relevant factors, the price, if any, at which Merrill Lynch, Pierce, Fenner & Smith Incorporated is willing to purchase the trust certificates at any time in secondary market transactions may be significantly lower than the original issue price, since secondary market prices are likely to exclude commissions paid with respect to the trust certificates [and the cost of the swap counterparty’s hedging its rights or obligations relating to the swap agreement] that are included in the original issue price of the trust certificates. The cost of hedging includes the projected profit that Merrill Lynch, Pierce, Fenner & Smith Incorporated’s subsidiaries may realize in consideration for assuming the risks inherent in managing the hedging transactions. These secondary market prices are also likely to be reduced by the costs of unwinding the related hedging transactions. In addition, any secondary market prices may differ from values determined by pricing models used by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as a result of dealer discounts, mark-ups or other transaction costs.]

Matters under the Dodd-Frank Wall Street Reform and Consumer Protection Act

Regulation AB has recently been amended in several respects to implement provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”). Under Item 1111(a)(7) of Regulation AB and pursuant to Section 945 of Dodd Frank, the prospectus supplement is required to set forth the nature of a review of the assets performed by an issuer or sponsor, including whether the issuer of any asset-backed security engaged a third party for purposes of performing the review of the pool assets underlying an asset-backed security. The depositor has performed a review of the disclosure regarding the underlying securities in this prospectus supplement required by Item 1111 of Regulation AB (such disclosure, the “Rule 193 Information”). This review was designed and effected to provide the depositor with reasonable assurance that the Rule 193 Information is accurate in all material respects. The depositor’s review of the underlying securities was limited to (i) confirming that to the best of the depositor’s knowledge the underlying securities satisfy the conditions of Rule 190 under the Securities Act and are permitted to be included in the trust without distribution to investors of independent disclosure regarding the issuer or any guarantor of the underlying securities and (ii) reviewing certain material terms of the underlying securities based on the publicly available forms of agreements governing the underlying securities and summarizing such material terms in the prospectus supplement. The depositor was assisted by its external legal counsel in this respect but did not engage any third party for the purpose of its review of the underlying securities or the underlying securities issuer [or guarantor].

The series supplement does not provide for any “covenant to repurchase or replace an underlying security for breach of a representation or warranty” as contemplated by Item 1104(e) of Regulation AB and Section 943 of Dodd-Frank.

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THE TRUST

The trust under which the trust certificates are issued will be a trust formed under the laws of the State of New York pursuant to the trust agreement. Concurrently with the execution and delivery of the series supplement, the depositor will deposit the underlying securities into the trust. The trustee, on behalf of the trust, will accept the underlying securities [and credit support] [and other trust property][, enter into a swap agreement] and will deliver the trust certificates to or upon an order of the depositor. The proceeds from the issuance of the trust certificates will be used by the trust to purchase the underlying securities. No other expenses incurred in connection with the selection and acquisition of the underlying securities will be payable from the proceeds of the issuance of the certificates.

[The depositor did not purchase the underlying securities from the underlying securities issuer as part of any distribution by or pursuant to any agreement with the underlying securities issuer.] The underlying securities issuer is not participating in this offering and will not receive any of the proceeds of the sale of the underlying securities to the depositor or the issuance of the trust certificates.

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DESCRIPTION OF THE TRUST CERTIFICATES

General

The trust certificates will be denominated and their distributions will be payable in U.S. dollars. The trust certificates each have a stated amount of $[     ].

Distributions on the trust certificates will be calculated on a [360-day year of twelve 30-day months] and will accrue from, but not including the prior distribution date (described on page S-1) or, in the case of the first collection period, from and including the original issue date, to and including the first distribution date. Each [semi-annual] distribution on the trust certificates represents a portion of the interest accrued on the underlying securities from the cut-off date or the previous distribution date, as applicable to, but not including, each distribution date and such interest is paid to the trust on each distribution date, in accordance with the terms of the underlying securities.

[The holders of the trust certificates will be entitled to receive, on each distribution date, commencing [__] and ending on the final scheduled distribution date, payment of distributions at a rate of [__]% per year on the stated amount of the trust certificates, which begin accruing on the initial issuance of the trust certificates, and a distribution of the principal amount of the underlying securities on [__].

The trust certificates will be delivered in registered form. The trust certificates will be maintained and transferred on the book-entry records of DTC and its participants in minimum stated amounts of and integral multiples of $[__]. The underwriter will initially offer the trust certificates in minimum lots of [40] trust certificates and subsequent increments of [40] trust certificates. The trust certificates will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the depositor), except as provided below. DTC has informed the depositor that DTC’s nominee will be Cede & Co. No holder of any trust certificate will be entitled to receive a certificate representing that person’s interest, except as set forth below under “—Definitive Trust Certificates.” Unless and until definitive trust certificates are issued under the limited circumstances described below, all references to actions by trust certificateholders with respect to any trust certificates shall refer to actions taken by DTC upon instructions from its participants. See “—Definitive Trust Certificates” below and “Description of the Trust Certificates—Global Securities” on page [34] of the accompanying prospectus.

Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a trust certificateholder under the trust agreement only at the direction of one or more participants having trust certificates credited to their DTC accounts. Additionally, DTC will take actions with respect to specified voting rights only at the direction and on behalf of participants whose holdings of certificates evidence specified voting rights. DTC may take inconsistent positions in its exercise of voting rights, to the extent that participants authorize such divergent action.

Definitive Trust Certificates

Definitive trust certificates will be issued to trust certificateholders or their nominees only if:

•	the depositor advises the trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as clearing agency with respect to the trust certificates and the depositor is unable to locate a qualified successor, or
•	at the depositor’s option, it elects to terminate the book-entry system of the trust certificates through DTC.

Upon the occurrence of either of these events, the trustee is required to notify all participants through DTC of the availability of definitive trust certificates. Upon surrender by DTC of the global certificates representing the trust certificates and receipt of instructions for re-registration, the trustee will reissue the trust certificates as definitive trust certificates issued in the stated amounts owned by the individual trust certificateholders. Then, the trustee will recognize the holders of definitive trust certificates as trust certificateholders under the trust agreement.

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[Redemption

Upon the redemption of the underlying securities, in whole [but not]/[or] in part, [at any time or from time to time] at the option of the underlying securities issuer[, or in whole but not in part upon the occurrence of a [description of triggering event] [or if the call holders exercise their rights in whole but not in part under their call rights and if certain conditions are met at the option of the underlying securities issuer], the redemption proceeds will be distributed pro rata to the underlying securities holders, including the trust. The trust will then distribute the redemption proceeds [plus any swap termination payment received from the swap counterparty] pro rata to trust certificateholders[, including call holders who may have exercised their call rights and acquired trust certificates prior to the date of redemption,] [and then make any swap termination payment with any remaining proceeds to the swap counterparty] as described below.

In the event of an optional redemption, which may be in whole or in part at the option of the underlying securities issuer, the redemption price of the underlying securities will be equal to the greater of [(1) 100% of the principal amount of the underlying securities to be redeemed or (2) the sum of the present value as of the redemption date of the remaining scheduled payments of principal and interest on the underlying securities to be redeemed, not including any portion of these payments of interest accrued as of the date on which the underlying securities are to be redeemed, discounted to the date on which the underlying securities are to be redeemed on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months, at the adjusted treasury rate described below plus [__] basis points, as calculated by an independent investment banker, plus, in either of the above cases, accrued and unpaid interest on the underlying securities to be redeemed to, but not including, the date on which the underlying securities are to be redeemed.] See “Description of Underlying Securities—Redemption” on page S-40.

The trust will then distribute these redemption proceeds [first,] pro rata to the trust certificateholders [and then to the swap counterparty for payment of any termination payment under the swap agreement].

[If the underlying securities issuer redeems fewer than all of the underlying securities, then the trustee will select a stated amount of trust certificates proportional to the amount of underlying securities being redeemed and will redeem those trust certificates and distribute the redemption proceeds as described in the preceding paragraph. In the case of such redemption, call holders will have the opportunity to exercise their call rights and call the certificates to be redeemed. The number of trust certificates selected by the trustee may be reduced by the number of any trust certificates called pursuant to the exercise of call rights prior to the redemption.]]

[Put Rights

If [description of triggering events] occur with respect to [the underlying securities issuer]/[the underlying securities guarantor] as more fully described under “Description of the Underlying Securities—Put Rights,” the underlying securities issuer will offer, no more than [__] days following the [triggering event], to repurchase all of the underlying securities, including those held by the trust, on a date which is not less than [__] and not more than [__] days from the date the [triggering event] notice was mailed by the underlying securities issuer.

If notice of a repurchase offer is received by the trustee, the trustee will determine the aggregate market price of all outstanding trust certificates [and the amount of any swap termination payment] and, if such[ aggregate market price] [aggregate amount] is less than the aggregate repurchase proceeds payable by the underlying securities issuer upon a tender of all underlying securities held by the trust, the trustee will tender for repurchase all such underlying securities and distribute the associated repurchase proceeds to the trust certificateholder. Holders of call rights will be given the opportunity to exercise their rights to purchase trust certificates from trust certificateholders prior to the repurchase of underlying securities by the underlying securities issuer at a price of $[__] per trust certificate.]

[Listing on the New York Stock Exchange

The depositor intends to list the trust certificates on the NYSE. If approved for listing, trading is expected to commence within 30 days after the trust certificates are first issued. The depositor cannot assure you that the trust certificates, once listed, will continue to be eligible for trading on the NYSE.]

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Collections and Distributions

To the extent of available funds (unless a trust wind-up event or liquidation event has occurred), the trust will make the following distributions in the following order of priority:

•	to the trustee, reimbursement for any extraordinary trust expenses incurred by the trustee and approved by 100% of the trust certificateholders,
•	[to the swap counterparty, any payments due under the swap agreement;]
•	pro rata to the holders of the trust certificates, distributions at the rate of [__]% per year on the stated amount of the trust certificates to the trust certificateholders,
•	pro rata to the trust certificateholders, any delayed interest payments on the underlying securities and, if available, any additional payments paid by the underlying securities issuer as a result of a delay in the receipt by the trustee of any interest payment on the underlying securities,
•	to the trust certificateholders, a distribution of the principal amount of the underlying securities held by the trust on the final scheduled distribution date,
•	to the extent there are available funds in the certificate account, to the trustee for any ordinary expenses or extraordinary expenses and then any creditors of the trust in satisfaction of the trust’s liabilities, and
•	if any funds remain in the certificate account after all of the trust’s liabilities are satisfied then such funds will be distributed to an affiliate of the depositor [or, in the case of exercise of call rights, to the call holders].

“Available funds” for any distribution date means the sum of all amounts received on or with respect to the underlying securities [or under the swap agreement (including any swap termination payment paid to the trust)] during the preceding collection period except for eligible investments described below. The trustee may sell a portion of the underlying securities such that the proceeds of the sale would be sufficient to reimburse the trustee for any extraordinary expenses approved by 100% of the trust certificateholders, and, in the case of a trust wind-up event, unpaid ordinary expenses up to a maximum reimbursable amount of $[250,000]. In the event of a payment default on the underlying securities, the trustee’s approved extraordinary expenses (see “Description of the Trust Agreement—The Trustee” on page S-32) may be reimbursed to the trustee out of available funds before any distributions to trust certificateholders are made.

If the trustee has not received payment on the underlying securities [or under the swap agreement] on or prior to a distribution date, the distribution will be made upon receipt of payment on the underlying securities. No additional amounts will accrue on the trust certificates or be owed to trust certificateholders as a result of any delay, but any additional distributions paid by the underlying securities issuer [or the underlying securities guarantor] as a result of the delay will be paid to the trust certificateholders.

The trustee shall invest, at the direction of the depositor, all amounts received on or with respect to the underlying securities that are not [paid to the swap counterparty or] distributed to trust certificateholders on the date of receipt, including any funds deposited with the trustee in its capacity as escrow agent upon the exercise of call rights, in eligible investments. “Eligible investments” means, with respect to the trust certificates, those investments consistent with the trust’s status as a grantor trust under the Code, and acceptable to the rating agencies as being consistent with the rating of the trust certificates, as specified in the trust agreement. Generally, eligible investments must be limited to obligations or securities that mature not later than the business day prior to the next distribution date. Income on these investments will constitute trust property.

If a trust wind-up event or liquidation event occurs, distributions will be made as described under “Description of the Trust Agreement—Trust wind-up events and liquidation events” on page [38] of the accompanying prospectus.

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The depositor cannot assure you that collections received from the underlying securities over a specified period will be sufficient to make all required distributions to the trust certificateholders. To the extent available funds are insufficient to make the distributions due to trust certificateholders, any shortfall will be carried over and will be distributable on the next distribution date on which sufficient funds exist to pay the shortfalls. The depositor or its affiliate will pay the trustee’s ordinary expenses.

[Call Rights]

[The initial call holder may be the depositor or an affiliate of the depositor, and such person may transfer its call rights, in whole or in part, in privately negotiated transactions. The initial call holder and every subsequent transferee of call rights will be a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act. No call rights will be a “Redeemable Security” as defined in Section 2(a)(32) of the Investment Company Act of 1940, as amended, and under all applicable rules, regulations and interpretations thereunder.]

[Call rights may be exercised on any business day that a call holder designates as a “Call Date” [(i)] on or after [               ] [or (ii) before [               ] upon the occurrence of the following] [describe rights]:

•	the announcement of any redemption or repurchase of the underlying securities,
•	the announcement of any other unscheduled payment of the underlying securities,
•	receipt of notice of termination of the trust,
•	when a tender offer for the underlying securities is pending, or
•	a failure to file event.

[If the call rights are exercised before [                 ] in connection with a redemption of the underlying securities, the purchase price per trust certificate will be [     ]% of the stated amount of $[    ] plus any accrued and unpaid distributions to the Call Date. In all other cases, the purchase price per trust certificate will be the stated amount plus any accrued and unpaid distributions to the Call Date.]

[In addition, all outstanding call rights will be exercised automatically upon an acceleration of the underlying securities and payment in full by the underlying securities issuer of all amounts when due where the acceleration payment exceeds the stated amount of the trust certificates plus any accrued and unpaid distributions to the date of payment. The trust certificates will be purchased at their stated amount plus any accrued and unpaid distributions to the exercise date and any remaining proceeds from such acceleration payment will be paid to the call holders.]

[In order to exercise its call rights, the call holder must, not less than [15] days (or not less than [three] business days in the case of the announcement of any redemption, repurchase or other unscheduled payment of the underlying securities, the receipt of notice of termination of the trust or a failure to file event, or when a tender offer for the underlying securities is pending, not less than [five] business days notice prior to the expiration of the tender offer acceptance period; provided that if the call rights are to be exercised after the announcement of any redemption, repurchase or other unscheduled payment of the underlying securities and prior to such redemption, repurchase or other unscheduled payment, then the Call Date designated by the call holder must be the second business day prior to such redemption, repurchase or other unscheduled payment) but, in each case, not more than 60 days prior to that Call Date,

•	notify the trustee in writing of its intention to exercise its call rights (which notice is irrevocable),
•	deposit the call exercise price (or, if all of the outstanding trust certificates are to be purchased and the call holder holds certificates that are subject to call rights, the call holder may deposit such certificates in lieu of the portion of the call exercise price that would relate thereto) with [The Bank of New York Mellon], as escrow agent, to be held in escrow pursuant to an escrow agreement in form reasonably satisfactory to the trustee, and
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•	provide the trustee with certain other documents customary for a transaction of this nature.]

[The call holders need not comply with the foregoing conditions if call rights are exercised automatically upon an acceleration of the underlying securities and payment in full by the underlying securities issuer of all amounts due upon such acceleration. See “Description of the Trust Certificates—Default on Underlying Securities” below.]

[Upon exercise of any call rights, the trustee will select a stated amount of trust certificates to be surrendered to the trustee in exchange for a pro rata portion of the call exercise price; however, if a call holder also holds trust certificates on the date of the call exercise, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called.]

[Following its receipt of trust certificates upon the exercise of any call rights, the trustee will surrender the trust certificates to the exercising call holders.]

Exchange of Trust Certificates

Either:

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of its affiliates, other than the depositor, or
•	any other person (or group of affiliated persons, where each member of the group holds no less than $500,000 in stated amount of trust certificates and is not the depositor) holding trust certificates with an aggregate stated amount of $5 million or more acquired pursuant to the exercise of call rights, may upon not less than [30] days but not more than [60] days prior written notice to the trustee, tender its or their trust certificates to the trustee on the optional exchange date specified in such written notice in exchange for a principal amount of underlying securities equal to the aggregate stated amount of the trust certificates being tendered for exchange; provided that, if any such person has received notice of a tender offer for the underlying securities, such person (or group of affiliated persons, as described above) may upon, not less than [five] days but not more than [60] days prior written notice to the trustee, tender trust certificates with an aggregate stated amount of $5 million or more to the trustee on the optional exchange date specified in such written notice in exchange for a proportional amount of underlying securities. Such optional exchange may only be made with respect to trust certificates that are not subject to outstanding call rights held by persons other than the person or persons exercising the optional exchange. No optional exchange can be made unless the trust certificates are tendered in minimum lots of [ ] trust certificates and subsequent increments of [ ] trust certificates. In addition, in the case of a person other than Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of its affiliates, such exchange may only be made with respect to an aggregate stated amount of trust certificates equal to the aggregate stated amount of trust certificates acquired by such person pursuant to the exercise of call rights. Such optional exchange will not be made if:

•	the exchange would cause the trust or the depositor to fail to satisfy the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”)[, or]
•	the exchange would affect the characterization of the trust as a “grantor trust” under the Code[, or]
•	[in the case of an exchange of less than all outstanding trust certificates, the exchange would cause the trust to fail to satisfy the minimum requirements to remain listed on the New York Stock Exchange, unless the party exercising the optional exchange will hold all remaining outstanding trust certificates upon such optional exchange.]

See “Description of the Trust Certificates—Optional Exchange” on page [32] of the accompanying prospectus. Upon such tender of trust certificates, the trustee will deliver to the persons exercising such exchange rights, a principal amount of the underlying securities equal to the aggregate stated amount of the trust certificates that were tendered.

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Default on Underlying Securities

If there is a payment default on the underlying securities:

•	[First, the call holders will have an opportunity to exercise their call rights upon notice of not less than [five] days prior to the date the trustee sells the underlying securities as set forth below.] [ The trustee will distribute] [the proceeds from such exercise] [plus any swap termination payment received from the swap counterparty] pro rata to the trust certificateholders in an amount equal to the stated amount of the trust certificates plus any accrued and unpaid distributions to the exercise date.]
•	[On or promptly after the [30th] day after such payment default, the trustee will retain the agent specified in the Market Agent Agreement (the “Market Agent”) to sell the underlying securities. The Market Agent, on behalf of the trust, will sell the underlying securities to the highest bidders among not less than three solicited bidders for such underlying securities (one of which bidders may include Merrill Lynch, Pierce, Fenner & Smith Incorporated or any affiliate thereof; provided, however, that neither Merrill Lynch, Pierce, Fenner & Smith Incorporated nor any of its affiliates will be under any obligation to bid, and which bidders need not be limited to recognized broker dealers). In the sole judgment of the Market Agent, bids may be evaluated on the basis of bids for a single underlying security, a portion of the underlying securities or all of the underlying securities being sold or any other basis selected in good faith by the Market Agent. The trustee will distribute the proceeds from any such sale of the underlying securities pro rata to the trust certificateholders. [Upon such sale, any call rights that remain outstanding will expire and have no value.]

If, after any default and prior to the trustee selling the underlying securities, there is an acceleration of the maturity of the underlying securities and the underlying securities are declared to be immediately due and payable:

•	If the underlying securities issuer [or the underlying securities guarantor] pays only a portion of such amount when due, then the trustee will retain the Market Agent to sell the underlying securities in the manner set forth above. The trustee will distribute any payments received on the underlying securities following acceleration and any proceeds from the sale of the underlying securities pro rata to the trust certificateholders.
•	If the underlying securities issuer [or the underlying securities guarantor] pays all amounts due upon an acceleration of the underlying securities and if such payment exceeds the sum of the aggregate stated amount of the trust certificates plus any accrued and unpaid distributions to the date of payment, [all call holders will be deemed to have automatically exercised their outstanding call rights]. From the acceleration payment, first, the trust certificates will be purchased at their stated amount plus any accrued and unpaid distributions to the exercise date, and second any remaining proceeds will be paid [to the call holders].

[Following any acceleration of the underlying securities, the call holders will have an opportunity to exercise their call rights upon notice of not less than five days prior to the date the Market Agent sells the underlying securities and/or distributes any amounts paid by the underlying securities issuer. Proceeds from the call holders’ exercise of their call rights will be distributed pro rata to the trust certificateholders in an amount equal to the stated amount of the trust certificates plus any accrued and unpaid distributions to the exercise date.]

Distribution of Underlying Securities

If a failure to file event occurs with respect to the [underlying securities issuer [and]/[or] [the underlying securities guarantor][swap counterparty], it will be a trust wind-up event, in which case:

•	[First, the call holders will have [ ] days from the date the trustee delivers notice of such event to the call holders to exercise their call rights if they so choose, and the proceeds from such exercise will be distributed pro rata to the trust certificateholders in an amount equal to the stated amount of the trust certificates plus any accrued and unpaid distributions to the exercise date.]
•	Thereafter, within [ ] business days of the expiration of the call rights exercise period, the trustee will distribute all remaining underlying securities pro rata to the trust certificateholders following the sale of
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sufficient underlying securities to pay any unpaid trustee expenses [and any swap counterparty termination payment].

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THE DEPOSITOR AND SPONSOR

The depositor and sponsor, Merrill Lynch Depositor, Inc., is a Delaware corporation which was incorporated in 1997 as an indirect, wholly owned, limited-purpose subsidiary of Bank of America Corp. The depositor has not guaranteed and is not otherwise obligated under the trust certificates.

The principal office of the depositor is located at c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036 (Telephone: (212) 449-1000). See “The Depositor & Sponsor” on page [15] of the accompanying prospectus.

[The depositor has obtained the underlying securities to be deposited in the trust from Merrill Lynch, Pierce, Fenner & Smith Incorporated or another of its broker-dealer affiliates, who have acquired the underlying securities at negotiated prices in secondary market transactions.]

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DESCRIPTION OF THE TRUST AGREEMENT

General

The trust certificates will be issued pursuant to the trust agreement, a form of which is filed as an exhibit to the registration statement of the depositor on Form S-3 (Registration No. 333-182150). The depositor will file with the SEC, following the issuance and sale of the trust certificates, a Current Report on Form 8-K relating to the trust certificates containing a copy of the series supplement as executed. The trust created under the series supplement will consist of:

•	the deposited assets
•	all payments on or collections in respect of the deposited assets except with respect to periods prior to the cut-off date
•	[the swap agreement described below under “Swap Agreements” at page S-44 and

•	all payments made to the trust under the swap agreement.]

Reference is made to the prospectus for important information in addition to that set forth herein regarding the trust, the terms and conditions of the trust agreement and the trust certificates. The following summaries of certain provisions of the trust agreement do not purport to be complete and are subject to the detailed provisions contained in the agreement. You should refer to the trust agreement for a full description of these provisions, including the definition of certain terms used in this prospectus supplement.

The discussions in the accompanying prospectus under “Description of the Trust Agreement—Advances in Respect of Delinquencies” on page [42], “Description of the Trust Agreement—Matters Regarding the Trustee, Administrative Agent, and the Depositor” (to the extent the discussion relates to the Administrative Agent) on page [42], “Description of the Trust Agreement—Administrative Agent Termination Events; Rights upon Administrative Agent Termination Event” on page [45] and “Description of the Trust Agreement—Evidence as to Compliance” on page [52] are not applicable to the trust certificates.

The Trustee

[The Bank of New York Mellon] will be the trustee for the trust certificates and the trust pursuant to the trust agreement. The trustee’s offices are located at [101 Barclay Street, 7W, New York, New York 10286, Attn: Corporate Dealing & Trading and its telephone number is (212) 815-2896.]

[The Bank of New York Mellon is a New York banking corporation.] [The Bank of New York Mellon] has been, and currently is, serving as indenture trustee and trustee for numerous corporate securities repackaging transactions. [The Bank of New York Mellon] is one of the largest corporate trust providers of trust services on corporate securities repackaging transactions.

[The trust will not employ any other servicer for purposes of such administration of the trust property. The trustee will be regarded as the “servicer” of the trust for purposes of Section 1101(j) of Regulation AB under the Securities Act.]

[The Bank of New York Mellon has extensive experience serving as trustee on securitizations of asset-backed securities. The depositor may maintain other banking relationships in the ordinary course of business with the trustee].

Based on the underlying asset information provided at closing, the trustee will calculate the amount of principal and interest to be paid to the trust certificates on each distribution date. Based on the underlying asset information provided at closing, the trustee will perform distribution calculations and remit distributions on the distribution date to holders of trust certificates. On the fifth business day following such distribution date, The Bank of New York Mellon will forward to the depositor, the holders of trust certificates and the rating agency a statement

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setting forth amounts received by the trustee on behalf of the trust, the amount of the distributions on such distribution date and the aggregate notional amount of the trust certificates.

The trustee will receive an initial fee of $[5,000] and on each anniversary of the closing date, the trustee will receive payment of (i) an annual administration fee of $[5,000] plus (ii) the costs and expenses of the trust’s or trustee’s counsel, accountants and other experts for ordinary or routine consultation or advice in connection with the establishment, administration and termination of the trust plus (iii) an annual fee of $[1,000] for the performance of certain compliance activities pursuant to Regulation AB under the Securities Act. Such amounts will be paid under a fee arrangement with the depositor or its affiliate.

The trust agreement will provide that the trustee may not take any action that, in the trustee’s opinion, would or might cause it to incur extraordinary expenses, unless:

•	the trustee is satisfied that it will have adequate security or indemnity in respect of the costs, expenses and liabilities,
•	the trustee has been instructed to do so by trust certificateholders representing [ ]% of the aggregate principal amount of certificates then outstanding, and
•	the trust certificateholders have agreed that these costs will be paid by the trustee from the trust.

Extraordinary expenses that may be reimbursed to the trustee from the trust may be reimbursed out of available funds on any distribution date before any distributions to trust certificateholders on the distribution date are made, up to a maximum reimbursable amount of $[250,000].

[The Trustee on behalf of the certificateholders, will assert claims under each applicable [credit support instrument, swap agreement or swap guarantee and shall take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to any underlying security default.]

The trustee may at any time resign as trustee under the trust agreement by written notice of its election to do so, delivered to the depositor, and such resignation shall take effect upon the appointment of a successor trustee and its acceptance of such appointment. The depositor or holders of more than 50% of the aggregate voting rights of the trust certificates, may at any time remove the trustee as trustee under the trust agreement by written notice, which in the case of removal by the holders will be 60 days prior to written notice delivered to the trustee.

If the trustee notifies the depositor that it elects to resign or the depositor or holders of the trust certificates notifies or notify the trustee that it or they elects or elect to remove the trustee as trustee under the trust agreement, the depositor will, within sixty days after the delivery of the notice of resignation or removal, appoint a successor trustee. If no successor trustee has been appointed within sixty days, the trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Any successor trustee will promptly give notice of its appointment to the holders of trust certificates for which it is successor. In addition, any entity into or with which the trustee may be merged, consolidated or converted shall be the successor of such trustee without the execution or filing of any document or any further act.

[Security Interest of Swap Counterparty

Under the trust agreement, the trust property will be pledged to secure the obligations of the trust under the swap agreement. Such security interest will not be perfected at the time of issuance of the trust certificates, and will only protect the right of the swap counterparty to receive amounts otherwise payable to it under the terms of the trust agreement; it will not change the priority of any distributions of the trust property under the trust agreement.]

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Events of Default

An event of default with respect to the trust certificates under the trust agreement will consist of:

•	a default in the payment of any distributions on any underlying securities after it becomes due and payable (subject to any applicable grace period);
•	a default in the payment of the principal of or any installment of principal of any underlying securities when the same becomes due and payable; and
•	any other event specified as an event of default in the underlying securities indenture.

The trust agreement will provide that, within 10 days after the occurrence of an event of default in respect of the trust certificates, the trustee will give notice to the trust certificateholders, transmitted by mail, of all uncured or unwaived events of default known to it. However, the trustee will be protected in withholding such notice if in good faith it determines that the withholding of the notice is in the interest of the trust certificateholders, except for an event of default relating to the payment of the principal of, or premium (if any) or interest on any of the underlying securities.

No trust certificateholder will have the right to institute any proceeding with respect to the trust agreement, unless:

•	such trust certificateholder previously has given to the trustee written notice of a continuing breach,
•	trust certificateholders evidencing at least the required percentage-remedies of the aggregate voting rights have requested in writing that the trustee institute a proceeding in its own name as trustee,
•	such trust certificateholder or certificateholders have offered the trustee reasonable indemnity,
•	the trustee has for 15 days neglected or refused to institute a proceeding, and
•	no direction inconsistent with a written request has been given to the trustee during such 15-day period by trust certificateholders evidencing at least the required percentage-remedies of the aggregate voting rights.

“Required percentage-remedies” shall mean 66 2/3% of the voting rights.

Voting Rights

Voting rights will be allocated pro rata among the trust certificateholders in proportion to the then outstanding stated amounts of their respective trust certificates. The “required percentage-amendment” of voting rights necessary to consent to a modification or amendment is 66 2/3%. No amendment or modification will be permitted which would alter the status of the trust as a grantor trust under the Code. See “Description of the Trust Agreement—Modification and Waiver” on page [49] of the accompanying prospectus.

Voting of Underlying Securities, Modification of Underlying Securities Indenture

The trustee, as holder of the underlying securities, has the right to vote and give consents and waivers in respect of the underlying securities as permitted by DTC and except as otherwise limited by the trust agreement. If the trustee receives a request from DTC, the underlying securities trustee or the underlying securities issuer for its consent to any amendment, modification or waiver of the underlying securities, the underlying securities indenture or any other document relating to the underlying securities or receives any other solicitation for any action with respect to the underlying securities, the trustee shall mail a notice of the proposed amendment, modification, waiver or solicitation to each trust certificateholder of record as of that date. See “ Description of the Trust Agreement— Voting Rights with Respect to Underlying Securities” page [48] of the accompanying prospectus.

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[The trustee’s ability to exercise voting rights in relation to the underlying securities is subject to the right of a swap counterparty and call holder to consent or direct such exercise, which rights may be superior to those of a certificateholder.]

If an event of default under the underlying securities indenture occurs and is continuing and if directed by all of the outstanding trust certificateholders, the trustee shall vote the underlying securities in favor of directing, or take such other action as may be appropriate to direct, the underlying securities trustee to declare the unpaid liquidation amount of the underlying securities and any accrued and unpaid distributions to be due and payable. In connection with a vote concerning whether to declare the acceleration of the underlying securities, the trust certificateholder’s interests may differ from each other.

Termination of the Trust

The trust shall terminate upon the earliest to occur of:

•	A trust wind-up event, which includes:
o	an underlying security default (A) that affects all underlying securities held by the trust or (B) with respect to any specific underlying securities specified in the prospectus supplement,
o	the consummation of any redemption of, tender for, exercise of any call option on, or other similar transactions with respect to all underlying securities held by the trust,
o	[any event of default or termination event under each swap agreement,]
o	[any credit support default specified in the applicable prospectus supplement,]
o	a failure to file event,
o	[any credit support held by the trust becomes a disqualified credit support as described under “Description of the Trust Agreement—Trust wind-up events and liquidation events” on page [38] of the accompanying prospectus.]
o	the exchange of all outstanding trust certificates for underlying securities pursuant to one or more optional exchanges or otherwise,
o	if the depositor owns 100% of the trust certificates and designates the termination of the trust and a distribution of the proceeds from the sale of the underlying securities to the certificateholders,
o	[specify any additional trust wind-up events];
•	the distribution in full of all amounts due to the trust certificateholders; and
•	the final scheduled distribution date.

An “underlying security default” will occur with respect to an underlying security if any of the following occurs:

i. the failure of the underlying securities issuer [(or its guarantor)] to pay an installment of principal of, or any amount of interest due on, the underlying securities on the due date, after the expiration of any applicable cure period,

ii. the initiation by the underlying securities issuer [(or its guarantor)]of any proceedings seeking a judgment of insolvency or bankruptcy or seeking relief under bankruptcy or insolvency laws or similar laws affecting creditor’s rights,

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iii. if not otherwise addressed in clause (ii), the passage of thirty (30) calendar days since the day upon which any person or entity other than the underlying securities issuer initiates any proceedings against the underlying securities issuer seeking a judgment of insolvency or bankruptcy or seeking relief under bankruptcy or insolvency laws or similar laws affecting creditor’s rights and such proceeding has not been dismissed prior to such thirtieth day, or

iv. [other events of the default in relation to the underlying securities if specified here].

See “Description of the Trust Agreement—Trust wind-up events and liquidation events” on page [38] of the accompanying prospectus.

If the trust terminates ([other than a result of the exercise of call rights] [or the underlying securities issuer becoming a disqualified issuer or the swap counterparty becoming a disqualified swap counterparty]), any underlying securities held by the trust will be liquidated (by sale thereof or in the event of a redemption by delivery to the underlying securities issuer). [If call rights are exercised, the underlying securities will be delivered to the swap counterparty and the swap counterparty will pay the trust the principal amount of the trust certificates plus any accrued and unpaid interest thereon.]

[If the trust terminates, the swap transaction, if it has not previously terminated, will then be terminated. In connection with an early termination of the swap agreement, a swap termination payment will be made by or to the swap counterparty. Where the swap counterparty is entitled to a termination payment under the swap agreement, in some circumstances, the swap termination payment will be paid from the sale proceeds of the underlying securities before the certificateholders receive any payment of principal and the trust may not have sufficient funds to pay the full principal amount of the trust certificates and accrued and unpaid interest thereon. ]

[Priority of swap counterparty claims. If an early termination of the swap agreement occurs due to a counterparty subordination event, then any early termination payment or other amounts owed in respect of the swap agreement to the swap counterparty will rank junior to the claims of the certificateholders and will be paid only out of funds from liquidation of the trust property, if any, in excess of those necessary to redeem the trust certificates at par plus accrued interest. See “Swap Agreements.” If the swap terminates early for any reason other than a counterparty subordination event, then the termination payment to the swap counterparty will not be subordinated in the payment priorities and will be paid prior to any payments on the trust certificates.]

[If an early termination of the swap agreement occurs for any reason other than counterparty subordination event, then any early termination payment or other amounts owed in respect of the swap agreement to the swap counterparty shall have first priority over the claims of cetificateholders. Any amounts remaining in the trust following full satisfaction of the swap counterparty’s claims and any unpaid trustee expenses shall be disbursed to the certificateholders in full satisfaction of the claims of the trust certificates as described below. The trustee is required under the terms of the trust agreement to designate an early termination date in respect of the swap transaction upon the trustee’s receiving notice of any default by the swap counterparty or other circumstances giving rise to the right of the trust to designate an early termination date in respect of the swap transaction.]

[A “counterparty subordination event” shall mean any early termination of the swap agreement due to (i) the redemption (including a partial redemption) of the underlying securities or (ii) the occurrence of any event of default under the underlying securities indenture that would not fall within the meaning of underlying security default.]

[Liquidation events. Liquidation events will not be applicable to the trust.]

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FEES AND EXPENSES

As compensation for and in payment of trust expenses related to its services under the trust agreement, the trustee will receive the following trustee fees as set out in the table below on each distribution date:

Fees and Expenses	General Purpose	Party Receiving Fee or Expense	Source of Funds	Distribution Priority	Amount

Extraordinary trust expenses	To reimburse the trustee for expenses approved by 100% of holders of trust certificates.	The trustee	Available funds in the certificate account.	Has first priority and is paid before any payments are made to the holders of trust certificates	As approved by 100% of holders of trust certificates.

Ordinary trust expenses	To compensate the trustee and to reimburse it for certain expenses.	The trustee	The depositor will pay to the trustee		An annual administration fee of $[5,000] plus the costs and expenses of the trust’s or trustee’s counsel, accountants and other experts for ordinary or routine consultation or advice in connection with the establishment, administration and termination of the trust plus (ii) an annual fee of $[1,000] for the performance of certain compliance activities pursuant to Regulation AB under the Securities Act.

[insert fee or expense title]	[insert description]	[insert description]	[insert description]	[insert description]	[insert $ amount]

TOTAL:					[insert total amount]

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REVIEW OF UNDERLYING SECURITIES

The depositor has performed a review of the disclosure regarding the underlying securities in this prospectus supplement required by Item 1111 of Regulation AB (such disclosure, the “Rule 193 Information”). This review was designed and effected to provide the depositor with reasonable assurance that the Rule 193 Information is accurate in all material respects. The depositor’s review of the underlying securities was limited to (i) confirming that to the best of the depositor’s knowledge the underlying securities satisfy the conditions of Rule 190 under the Securities Act and are permitted to be included in the trust without distribution to investors of independent disclosure regarding the issuer or any guarantor of the underlying securities and (ii) reviewing certain material terms of the underlying securities based on the publicly available forms of agreements governing the underlying securities and summarizing such material terms in the prospectus supplement. The depositor was assisted by its external legal counsel in this respect but did not engage any third party for the purpose of its review of the underlying securities or the underlying securities issuer [or guarantor].

After undertaking the elements of the review described above, the depositor has found and concluded that it has reasonable assurance that the Rule 193 Information in this prospectus supplement is accurate in all material respects. The Trust Agreement does not provide for any “covenant to repurchase or replace an underlying asset for breach of a representation or righty” as contemplated by Item 1104(e) of Regulation AB and Section 943 of Dodd-Frank.

DESCRIPTION OF THE UNDERLYING SECURITIES

General

The underlying securities [, the underlying securities guarantee] [and the swap agreement] represent the [sole][primary] assets of the trust that are available to make distributions in respect of the trust certificates. The primary economic terms of the underlying securities are described in “Summary of Economic Terms” beginning on page S-1 and “Summary Information Q&A” beginning on page S-7.

This prospectus supplement sets forth certain relevant terms with respect to the underlying securities, but does not provide detailed information with respect thereto or with respect to the underlying securities issuer [and the guarantee] [or the underlying securities guarantor]. This prospectus supplement relates only to the trust certificates offered hereby and does not relate to the underlying securities [or guarantee]. All disclosures contained in this prospectus supplement with respect to the underlying securities issuer[, the underlying securities guarantor,] [and] the underlying securities [and the guarantee] are derived from publicly available documents.

The underlying securities convert into cash in a finite time period and the depositor reasonably believes that [the underlying securities issuer] [and]/[or] [the underlying securities guarantor] (a) [is]/[are] subject to the periodic reporting requirements of the Exchange Act; and (b) [is]/[are] eligible to use a Registration Statement on Form S-3 for [a primary offering of common stock]/[an offering of non-convertible investment grade securities]. As such, the trust will not be providing you with periodic financial information with respect to the underlying securities and we refer you to the periodic reports filed by the underlying securities [issuer]/[guarantor] with the SEC. Those reports should be reviewed by any prospective certificateholder of the trust. [Revisions based on circumstances of underlying securities issuer]] The rating on the underlying securities will allow at least one investment-grade rating of the trust certificates by a rating agency.

The underlying securities [issuer]/[guarantor] is a [corporation]/[trust] formed under [  ] law [pursuant to the underlying securities indenture]. According to the underlying securities [issuer’s]/[guarantor’s] publicly available documents, it is a [description of the underlying securities issuer and/or underlying securities guarantor].

[The principal executive office of the underlying securities issuer is at [_____________], and its telephone number is [_____] [and]/[or] the principal executive office of the underlying securities guarantor is at [_______] and its telephone number is [----------].]

The [underlying securities issuer] [and]/[or] [the underlying securities guarantor] [is]/[are] subject to the informational requirements of the Exchange Act and file[s] periodic reports and other information with the SEC. You may inspect and copy these reports and other information at the SEC’s public reference facilities located at 100

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F Street, N.E., Washington, D.C. 20549. You may obtain copies of these materials for a fee by writing to the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that [the underlying securities issuer] [and]/[or] [the underlying securities guarantor] [has]/[have] filed electronically with the SEC.

[In addition, you may inspect reports and other information concerning [the underlying securities issuer] [and]/[or] [the underlying securities guarantor] at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

Although we have no reason to believe the information concerning the underlying securities[, the underlying securities guarantee, the underlying securities guarantor] or the underlying securities issuer contained in the prospectus related to the underlying securities [and the underlying securities guarantee] or in [the underlying securities issuer’s] [and]/[or] [the underlying securities guarantor’s] Exchange Act reports [is]/[are] not reliable, we have not participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. Except for information concerning the underlying securities (including that contained under “Description of the Underlying Securities”) and the underlying securities issuer that is expressly stated in this prospectus supplement, we have not made any due diligence inquiry with respect to the underlying securities issuer or the underlying securities. See “Review of Underlying Securities” on page S-38. Revisions based on circumstances of underlying securities issuer]] There can be no assurance that events affecting the underlying securities[, the underlying securities guarantee, the underlying securities guarantor] or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

[The depositor and sponsor will obtain the underlying securities to be deposited in the trust from Merrill Lynch., Pierce, Fenner & Smith Incorporated or another of its broker-dealer affiliates who have acquired the underlying securities at negotiated prices in secondary market transactions.] The depositor estimates the market price of the underlying securities, as of the business day immediately preceding the date of this prospectus supplement, as in the range of [  ]% to [  ]% of their principal amount (plus accrued interest). This market price is based on information about the underlying securities’ trading activity available on the Trade Reporting and Compliance Engine (TRACE) on [  ]. The foregoing market price of the underlying securities [does not reflect the cost or value of the swap agreements to the trust and] is not intended to indicate the market value of the trust certificates.

The trust will have no assets other than underlying securities from which to make distributions of amounts due in respect of the trust certificates [(except in the event [call rights are exercised] [payments are received from the swap counterparty)]. Consequently, the ability of trust certificateholders to receive distributions in respect of the trust certificates will depend entirely on the trust’s receipt of payments on the underlying securities [and the guarantee]. You should consider carefully the financial condition of the underlying securities issuer[, the underlying securities guarantor] and [its]/[their] ability to make payments in respect of such underlying securities. This prospectus supplement relates only to the trust certificates being offered hereby and does not relate to the underlying securities[, the guarantee,] [or] the underlying securities issuer [or the underlying securities guarantor]. Information contained in this prospectus supplement regarding the underlying securities issuer [and] [, the underlying securities guarantor,] the underlying securities [and the guarantee] is derived from the [____] relating to the underlying securities as filed with [the SEC] on [___]. None of the depositor, the underwriter or the trustee participated in the preparation of such documents and none of the depositor, the trustee or any of their affiliates take any responsibility for the accuracy or completeness of the information provided therein (other than the information regarding the terms of the underlying securities that is expressly set forth in this prospectus supplement).

You should refer to the underlying securities prospectus for definitions of capitalized terms not defined in this section.

Underlying Securities Indenture

The underlying securities were issued pursuant to an indenture dated as of [__] [between]/[among] the underlying securities issuer[, the underlying securities guarantor] and the underlying securities trustee [as

S-39

supplemented by a [__] supplemental indenture dated as of [__] [between]/[among] the underlying securities issuer[, the underlying securities guarantor] and the underlying trustee]. The underlying securities will mature on [__]. The underlying securities are [__]% of an issue totaling $[__].

The following summaries of certain provisions of the underlying securities[, the guarantee] and the underlying securities indenture do not purport to be complete and are based upon the underlying securities prospectus dated [__] relating to the underlying securities [and the guarantee], and are subject to, and are qualified in their entirety by reference to, all provisions of the prospectus, prospectus supplement and the underlying securities indenture including the definitions therein of certain terms. Wherever particular sections or defined terms of the underlying securities indenture are referred to, it is intended that such sections or defined terms shall be incorporated herein by reference.

Reference is made to the underlying securities prospectus [supplement] for the terms of the underlying securities not set forth herein. Principal, premium, if any, and interest will be payable, and the underlying securities will be transferable, in the manner described in the underlying securities prospectus [supplement].

[The underlying securities indenture does not limit the aggregate principal amount of debt securities that may be issued under the underlying securities indenture and provides that the underlying securities issuer may issue debt securities from time to time in one or more series.] [All debt securities issued under the underlying securities indenture, including the underlying securities, are and will be unconditionally guaranteed as to payment of principal, premium, if any, and interest by the underlying securities guarantor.]

Interest on the underlying securities will be computed on the basis of a [360]-day year consisting of [twelve 30-day months]. If an interest payment date, redemption date or maturity date of any underlying security falls on a day that is not a business day, then payment of principal, premium, if any, or interest will be made on the next succeeding business day.

[No interest will accrue on the amount so payable for the period from such interest payment date, redemption date or maturity date, as the case may be, to the date payment is made.]

[The underlying securities will not be entitled to the benefit of any sinking fund.]

[The underlying securities will be the underlying securities issuer’s unsecured senior obligations that will rank on parity with all of the underlying securities issuer’s other unsecured senior indebtedness from time to time outstanding.]

Events of Default

The underlying securities indenture limits the underlying securities issuer’s ability to engage in certain activities and transactions and requires that the underlying securities issuer perform certain obligations with respect to the underlying securities. Certain events of default contained in the underlying securities indenture with respect to the underlying securities are as follows (capitalized terms used below are defined at the end of this section):

[Description of the events of default contained in the underlying securities indenture.]

Modification and Waiver

[Description of modification and waiver provisions contained in the underlying securities indenture.]

[Redemption

[Description of redemption provisions contained in the underlying securities indenture.]

[Special Event Redemption]

[Description of special event redemption provisions contained in the underlying securities indenture, if any.]

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[Tax Event]

[Description of tax event redemption contained in the underlying securities indenture.]]

[Put Right

The underlying securities indenture provides that the underlying securities issuer is required to offer to repurchase the underlying securities upon the occurrence of a [description of triggering event] [description of any put rights contained in the underlying securities indenture].]

Ranking

[Description of the language regarding the ranking of the underlying securities contained in the underlying securities indenture.]

[Guarantee

[Description of the guarantee provisions contained in the underlying securities indenture or elsewhere.]

[Covenants

According to the underlying securities prospectus, the underlying securities issuer has agreed to certain principal restrictions on its activities for the benefit of holders of the senior debt securities. Unless waived or amended, the restrictive covenants summarized below will apply to the underlying securities as long as any of those underlying securities are outstanding.]

[Limitations on Liens]

[Description of restrictions on liens.]

[Mergers and Similar Transactions]

[Description of restrictions on mergers.]

[Sale and Leaseback]]

[Description of restrictions on sale and leaseback].

Governing Law

The underlying securities indenture[, the guarantee] and the underlying securities will be governed by, and construed in accordance with, the laws of the State of [New York].

[Information Concerning the Underlying Securities Trustee]

[Description of any conflict of the underlying securities trustee described in the underlying securities indenture.] [Description of the nature of relationship between the underlying securities issuer and the underlying securities trustee under the underlying securities indenture.]

Form, Denomination, Book-Entry Procedures and Transfer

[Description of the form, denomination, book-entry procedures and transfer items contained in the underlying prospectus.]

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[CREDIT ENHANCEMENT AND CREDIT SUPPORT]

The trust certificates will have the benefit of [description of credit enhancement or other support]. All losses not covered by the credit support will be allocated to the trust certificates.

[For any credit enhancement or credit support provider liable or contingently liable to provide payments representing 10% or more of the cash flow supporting any class, add the name, organizational structure and a general description its business. In addition, for any credit enhancement or credit support provider liable or contingently liable to provide payments representing 20% or more of the cash flow supporting the trust property, provide or incorporate by reference financial statements and other information with respect to the credit enhancement provider.]

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[REPURCHASE AGREEMENT]

The trust will enter into a repurchase agreement with respect to the underlying securities. The repurchase agreement will be substantially in the form of the Bond Market Association Master Repurchase Agreement (1996 Version). Pursuant to the repurchase agreement, the trust will purchase the underlying securities from [name of counterparty] under the repurchase agreement (the “repo counterparty”) on the date of issuance of the trust certificates.

Under the repurchase agreement, the repo counterparty will pay to the trust a [fixed rate] [floating rate based on [floating rate basis]], and the repo counterparty will be entitled to all interest income received on the underlying securities. In the event that any principal payments are made on the underlying securities prior to the stated expected payment date of principal for the underlying securities, such payments will be retained by the trust, subject to the right of the repo counterparty to make a substitution of new underlying securities under the terms of the repurchase agreement.

The terms of the repurchase agreement, will require the repo counterparty to repurchase the underlying securities on [specify dates] [any default of the trust] [specified settlement dates under the swap agreement]. Upon [specify events], the repurchase agreement will be cancelled and the repo counterparty will not be required to repurchase the securities.

[The repo counterparty will have the right to replace the underlying securities with substitute underlying securities only if (i) the underlying securities would constitute disqualified underlying securities or (ii) notice is given by the underlying securities issuer that a principal payment will be made on the underlying securities prior to the stated expected payment date of principal for the underlying securities. The repo counterparty will not be required to make any substitutions. [If the repo counterparty does not make a substitution in the event of a principal pre-payment, a trust default will occur at the option of the repo counterparty.] “Substitute securities” must [have a face amount equivalent to the face amount of the securities (prior to any early principal repayments)], [a rating of at least [specify]], [pay interest determined by reference to [floating rate basis]], [be denominated in [currency]], [otherwise constitute an asset of the same class and type as the initial underlying securities], [have an expected maturity and final legal maturity not later than [date]] and [other requirements].]]

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[SWAP AGREEMENTS]

The trust will enter into a swap agreement with [Merrill Lynch ______][Other Swap counterparty] in the form of an ISDA Master Agreement. [The swap agreement will document an interest rate swap transaction between the trust and the swap counterparty under which the trust will pay to the swap counterparty the [fixed rate][floating rate] coupon payments received in respect of the underlying securities and receive from the swap counterparty [floating rate][fixed rate] payments. The swap transaction will have the effect, subject to performance by the swap counterparty of its obligations under the swap agreement, of converting the coupon otherwise applicable to the underlying securities into the effective coupon which the trust will distribute with respect to the trust certificates.]

[The swap agreement will document a cross-currency swap transaction between the trust and the swap counterparty under which the trust will pay to the swap counterparty the [fixed rate][floating rate] [foreign currency][dollar] coupon and principal payments received in respect of [specified] underlying securities, and will receive from the swap counterparty [floating rate][fixed rate] [dollar][foreign currency] payments. The transaction will have the effect, subject to performance by the swap counterparty of its obligations under the swap agreement, of converting the interest rate and currency otherwise applicable to payment of interest and principal under the underlying securities into the interest rate and currency in which the trust will make distributions with respect to the trust certificates.]

[The swap agreement will document an option transaction between the trust and the swap counterparty under which the trust will [purchase a put option from] [grant a call option to] the swap counterparty with respect to the underlying securities or other trust property [, and the trust will make a payment to the swap counterparty of __________] [, and the swap counterparty will make a payment to the trust of __________]. [The call option will effectively reserve to the swap counterparty the right to realize all or a portion of the gain from an increase in the market value of the specified trust property at or prior to the maturity of the trust certificates or to effect a conversion of the underlying securities into the right to receive another security.] [The put option will entitle the trust to put to the swap counterparty the underlying securities at par, thereby protecting the trust from a decline in the market value of the underlying securities in circumstances where the underlying securities may be outstanding on the final scheduled distribution date with respect to the trust certificates. The trust agreement will provide that the trust will automatically exercise the put option, unless otherwise instructed according to the swap agreement by the certificateholders, if the market value of the underlying securities on the exercise date for the put option is less than the par value of the underlying securities.]

[Specify, (1) if netting may be applied to more than one transaction, (2) any circumstances (other than those described under “Description of Underlying Securities and Other Assets Deposited in the Trust—Swap Agreements—Modification and amendment” in the accompanying prospectus) under which the swap agreement may be amended, (3) any arrangements for securing the obligations of the swap counterparty and (4) any events of default not described under “Description of Underlying Securities and Other Assets Deposited in the Trust—Swap Agreements—Defaults” in the accompanying prospectus.]

The following events constitute termination events or events of default which apply with respect to the swap agreement: [Specify].

The notional amount of the [interest rate] [currency] swap transaction will be equivalent to [the principal amount of underlying securities held by the trust] [__________]. Payment dates and payment accrual periods under the swap agreement will match the distribution dates and interest periods on the trust certificates. The [floating rate] applicable to payments during each period under the swap agreement will be established by the calculation agent under the swap agreement on __________ each payment date based on the value of [the [floating rate] as of the __________ day prior to the first day of the Interest period] The value of the [floating rate] will be determined by reference to __________ or in the event such [floating rate] is unavailable by reference to quotations from market makers obtained by the calculation agent under the swap agreement.

The principal economic terms of the swap transaction will be contained in a confirmation under the __________ dated __________. A current report on Form 8-K relating to the trust certificates containing a copy of each executed confirmation under the swap agreement will be filed by the depositor with the SEC following the issuance and sale of the trust certificates.

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The material terms of the Confirmation are described below:

Effective Date:

Termination Date:

Fixed Amounts:

Fixed Rate Payer [Notional][Currency]

[Calculation] Amount:

Fixed Rate Payer:

Fixed Rate Payer

Payment Dates:

Fixed Rate:

Floating Amounts:

Floating Rate Payer [Notional][Currency]

[Calculation] Amount:

Floating Rate Payer:

Floating Rate:

Floating Rate Payer Payment Dates:

Floating Rate Option:

Designated Maturity:

Floating Rate Day Count Fraction:

Reset Dates:

[Method of Averaging:]

[Compounding:]

[Any other material terms of the Confirmation]

Calculation Agent:

Business Days:

A “significance percentage” for the swap counterparty – representing the likely range of the possible credit exposure of the trust to the swap counterparty – has been calculated in accordance with Item 1115 of Regulation AB with respect to the swap transaction. [Describe whether the significance percentage, as calculated in accordance with Item 1115 of Regulation AB is less than 10%, at least 10% but less than 20%, or 20% or more.] [Provide financial information of entity or group of affiliated entities in accordance with Item 1115(b) of Regulation AB.]

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As described in the accompanying prospectus, early termination of the swap agreement in the case of a specified early termination event may result in the trust becoming liable for a swap termination payment, and the trust may be required to sell underlying securities in order to pay that swap termination payment. Early termination of the swap agreement could also result in the swap counterparty being liable to the trust for a swap termination payment. You should consider carefully the risk factors applicable to swap agreements described under “Risk Factors” in the accompanying prospectus. [Specify (1) any termination events not described under “Description of Underlying Securities and Other Assets Deposited in the Trust — Swap Agreements — Termination events” in the accompanying prospectus, (2) any circumstances under which the occurrence of an event of default or termination event does not lead to a termination of the swap agreement and (3) if swap counterparty’s claim on trust property will be pro-rated with claims of certificateholders, as described under “Description of the Trust Agreement—Trust wind-up events and liquidation events” in the accompanying prospectus.]

[Guaranty of swap counterparty obligations by [Merrill Lynch & Co., Inc.1]

[Update from regular reports if used:

ML&Co. will unconditionally and irrevocably guarantee the due and punctual payment of all amounts payable by the initial swap counterparty under the swap agreement. Pursuant to that guaranty, ML&Co. will agree to pay or cause to be paid all such amounts if (1) the swap counterparty fails to punctually pay any such amount and (2) the trustee demands ML&Co. in writing pay such amount. ML&Co. will not guarantee the obligations of any assignee of the initial swap counterparty or any other person who is or becomes a swap counterparty.

ML&Co. is a wholly-owned subsidiary of Bank of America Corporation and is the parent company of the depositor. ML&Co. is a holding company that, through its subsidiaries, is one of the world's leading capital markets, advisory and wealth management companies.

Capital Markets and Advisory Activities. Merrill Lynch conducts sales and trading activities and acts as a market maker in securities, derivatives, currencies, and other financial instruments to satisfy client demands. In addition, Merrill Lynch distributes fixed income, currency, commodity and equity products, and derivatives. Merrill Lynch also provides clients with financing, securities clearing, settlement, and custody services, and engages in select principal investing activities. In addition, Merrill Lynch assists clients in raising capital through underwritings and private placements of equity, debt and related securities, and loan syndications and offers advisory services to clients on strategic issues, valuation, mergers, acquisitions and restructurings.

Wealth and Investment Management Activities. Merrill Lynch provides brokerage, investment advisory and financial planning services, offering a broad range of both proprietary and third-party wealth management products and services globally to individuals, small- to mid-size businesses, and employee benefit plans. Merrill Lynch also creates and manages wealth management products, including alternative investment products for clients.

Research. Merrill Lynch also provides a variety of research services on a global basis. These services are at the core of the value proposition it offers to institutional and individual investor clients and are an integral component of our product offerings.

ML&Co.’s principal executive offices are at Bank of America Corporate Center, 100 N. Tryon Street, Charlotte, North Carolina 28255, and its telephone number is (704) 386-5681.]

ML&Co. files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the “SEC”). You may read and copy any document we file with the SEC at the SEC’s public reference room at 100 F Street, NE, Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for information on the public reference room. The SEC maintains an internet site that contains annual, quarterly and current reports, proxy and information statements and other information that issuers (including

1 Unless the context otherwise requires, the term “Merrill Lynch” means Merrill Lynch & Co., Inc. and its consolidated subsidiaries. The term “ML & Co.” is used herein where appropriate to refer solely to Merrill Lynch & Co., Inc., the parent holding company.

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ML&Co.) file electronically with the SEC. ML&Co.’s electronic SEC filings are available to the public at the SEC’s internet site, www.sec.gov.

ML&Co.’s internet site is www.ml.com. You can access ML&Co.’s Investor Relations webpage at [http://ir.ml.com]. ML&Co. makes available free of charge, on or through its Investor Relations webpage, its proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any amendments to those reports filed or furnished pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. ]

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[AFFILIATIONS AND CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS]

[Description of whether, and how, the sponsor, depositor or issuing entity is an affiliate of any of the trustee, significant obligor, credit support provider, swap counterparty or other material party related to the trust certificates contemplated by Item 1100(d)(1) of Regulation AB (each a “Relevant Party”), as well as, to the extent known and material, if so, and how, any of such Relevant Parties are affiliates of each other (in each case unless separately described in another section of the base prospectus or this supplement).]

[Description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm’s length transaction with an unrelated third party, apart from the transactions included in the issuance of the trust certificates, between the sponsor, depositor or issuing entity and any of the Relevant Parties, or any affiliates of such Relevant Parties, that currently exists or that existed during the past two years and that is material to an understanding of the trust certificates.]

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LEGAL PROCEEDINGS

There are no legal proceedings pending, or any proceedings known to be contemplated by governmental authorities, against the depositor and sponsor, the trustee or the trust, or any property thereof, that is material to the holders of trust certificates.

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UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The discussion under the heading “United States Federal Income Tax Consequences” herein represents the opinion of Cleary Gottlieb Steen & Hamilton LLP with respect to the material United States federal income tax consequences of the purchase, ownership and disposition of trust certificates by a certificateholder who acquires its trust certificates on the closing date. This discussion should be read in conjunction with the discussion contained in the prospectus under “U.S. Federal Income Tax Consequences”.

The trust should be treated as a grantor trust for U.S. federal income tax purposes. Accordingly, certificateholders generally will be treated as owning an undivided beneficial interest in the assets of the trust and required to include in their gross income their pro rata share of the gross income of the trust. U.S. certificateholders also may deduct their pro rata share of the fees and other deductible expenses paid by the trust, subject to the limitations otherwise applicable to such deductions, as described in the prospectus under “U.S. Federal Income Tax Consequences – Trust expenses”.

This discussion is based on, and assumes the correctness of, the tax disclosure in the underlying security disclosure document. A prospective purchaser of the certificates should read the tax disclosure in the underlying security disclosure document for a description of the U.S. federal income tax consequences of purchasing, holding and disposing of the underlying securities and should consult its own tax advisor with regard to the U.S. federal income tax consequences of purchasing, holding and disposing of the certificates if the underlying securities are treated in a manner different from what is described in the tax disclosure in the underlying security disclosure document.

The taxation of the trust certificates will be as described in the accompanying base prospectus for a trust that has [entered into a swap agreement] [issued call rights]. [The trust [intends] [does not intend] to follow the necessary procedures for the integration of the underlying securities with the swap agreement. [Accordingly, U.S. certificateholders should see “U.S. Federal Income Tax Consequences – Taxation of underlying securities and swap agreement as an integrated transaction” in the accompanying base prospectus.]]

[Discuss any special features, including original issue discount, contingent debt, amortizable bond premium, acquisition premium, market discount, or foreign currency rules.]

[Summary of cash flows and accruals on the Integrated Debt

The following summary of cash flows and accruals of OID on the Integrated Debt [assumes no deferral of interest payments on the underlying security.] [The summary] is per $[ ] principal amount of the Integrated Debt. It is based on a fixed [ ] rate of [ ]% (the initial value used in calculating interest for the first accrual period on the certificates). In the case of a certificate purchased after the closing date, the OID accrual for the first accrual period will be reduced by interest that has accrued on the certificate before the closing date for the purchase. Although the summary is based on a fixed [ ] rate, the [ ] rate actually used to calculate cash payments and OID accruals will vary over time. Thus income should not be reported based on the summary.]

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ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), imposes requirements on employee benefit plans subject thereto, including, without limitation, collective investment funds, separate accounts, and other entities or accounts whose underlying assets include plan assets by reason of a plan’s investment in such entities or otherwise (collectively, referred to as “ERISA Plans”) and on persons who are fiduciaries with respect to those plans. Among other things, ERISA requires that the assets of a plan subject to ERISA be held in trust and imposes general standards of investment prudence and diversification on fiduciaries of the plan.

In addition, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving the assets of ERISA Plans (as well as those plans that are not subject to ERISA but which are subject to Section 4975 of the Code (together with ERISA Plans, “plans”)) and certain persons (referred to as “parties in interest” or “disqualified persons”) having certain relationships to such plans, unless a statutory or administrative exemption applies to the transaction, and impose additional prohibitions where parties in interest and disqualified persons are fiduciaries with respect to a plan. The relevant underlying securities issuer, the depositor, the underwriter, any credit support provider, any swap counterparty or guarantor, the trustee and their affiliates may be parties in interest or disqualified persons with respect to plans. A party in interest or disqualified person who engages in a prohibited transaction with a plan may be subject to excise taxes and other liabilities under ERISA and the Code. In addition, a plan fiduciary who causes or allows a prohibited transaction to occur may be subject to civil liability under ERISA. Non-U.S., church, governmental or any other plans that are not subject to ERISA or the Code may be subject to similar restrictions under state, federal or local law (“Similar Law”). Any employee benefit plan or other entity to which such provisions of ERISA, the Code or Similar Law apply, should consult with its legal counsel before purchasing the trust certificates.

The United States Department of Labor (“DOL”) has issued regulations (referred to as the “plan asset regulations”) concerning what constitutes assets of a plan when a plan invests in another entity. Under the plan asset regulations, the underlying assets and properties of corporations, partnerships and specified other entities in which a plan makes an “equity” investment could be deemed for purposes of ERISA and Section 4975 of the Internal Revenue Code to be assets of the investing plan in certain circumstances, unless the ownership by “benefit plan investors” of equity interests in the entity is not “significant.” In general, ownership by benefit plan investors of equity interests in an entity is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the value of any class of equity interests in that entity is held by benefit plan investors. For purposes of the plan asset regulations, the term “benefit plan investor” includes (1) any employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (2) any plan described in Section 4975(e)(1) of the Internal Revenue Code and (3) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity.

Under the plan asset regulations, for purposes of ERISA and Section 4975 of the Code, the assets of the trust would be deemed to be “plan assets” of a plan whose assets were used to purchase the trust certificates if the trust certificates were considered to be equity interests in the trust and no exceptions to plan asset status were applicable under the regulation. The plan asset regulation defines an “equity interest” as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features, and specifically includes a beneficial interest in a trust.

Certain other exceptions under the plan asset regulations may apply to an entity in which a plan makes an equity investment. Under one such exception, the assets of such an entity are not considered to be plan assets where a plan makes an investment in an equity interest that is a “publicly-offered security.” A “publicly-offered security” is a security that is (a) “freely transferable,” (b) part of a class of securities that is “widely held” (i.e., held by 100 or more investors who are independent of the trust and of one another) and (c) either (i) a part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act or (ii) sold as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Securities and Exchange Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred (the “Publicly Offered Securities Exception”).

Although no assurances can be given, it is anticipated that the Publicly Offered Securities Exception will be applicable to the trust certificates offered hereby. If, however, the assets of the trust were deemed to be plan assets

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of plans that are holders of the trust certificates, a plan’s investment in the trust certificates might constitute, or in the course of the operation of the trust give rise to, one or more prohibited transactions under ERISA or the Code. Moreover, if trust assets are deemed to be plan assets, by investing the plan’s assets in trust certificates, the investing fiduciary might be deemed to have delegated the fiduciariy’s duty under ERISA to manage the plan’s assets.

Whether or not the assets of the trust constitute assets of an investing plan, the fiduciary of a plan that proposes to purchase and hold the trust certificates should consider, among other things, whether such purchase and holding may involve (i) the direct or indirect extension of credit to a party in interest or a disqualified person, (ii) the sale or exchange of any property between a plan and a party in interest or a disqualified person and (iii) the transfer to, or use by or for the benefit of, a party in interest or a disqualified person, of any plan assets. Depending in part on the type of plan fiduciary making the decision to acquire a trust certificate on behalf of a plan and the circumstances under which such decision is made, Section 408(b)(17) of ERISA or Section 4975(d)(20) of the Code for transactions with certain service providers (the “Service Provider Exemption”) or Prohibited Transaction Class Exemption (“PTCE”) 91-38 (relating to investments by bank collective investment funds), PTCE 84-14 (relating to transactions effected by a “qualified professional asset manager”), PTCE 90-1 (relating to investments by insurance company pooled separate accounts), PTCE 95-60 (relating to investments by insurance company general accounts) and PTCE 96-23 (relating to transactions directed by in-house professional asset managers) (collectively, the “Class Exemptions”) could provide an exemption from the prohibited transaction provisions of ERISA and Section 4975 of the Code. However, there can be no assurance that any of these class exemptions or any other exemption will be available with respect to any particular transaction involving the trust certificates. The trust certificates may not be purchased, held or disposed by any plan or any person investing “plan assets” of any plan to the extent such purchase, holding or disposition would constitute or result in a non-exempt prohibited transaction under the rules of ERISA or Section 4975 of the Code or in any violation of Similar Law.

By its purchase, holding or disposition (including redemption, exercise of any call rights or otherwise) of any trust certificate (or, upon distribution, any underlying securities), the purchaser will be deemed to have represented and warranted that for so long as it holds the trust certificate either that:

•	It is not a plan subject to Title I of ERISA, Section 4975 of the Code or other Similar Law and is not purchasing such trust certificates or interest therein on behalf of, or with “plan assets” of, any such plan, or
•	Its purchase, holding or disposition of a trust certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or in any violation of Similar Law.

The trust agreement provides that each person that acquires a trust certificate, and each fiduciary who causes a person to acquire a trust certificate, in such fiduciary’s individual capacity, agrees to indemnify and hold harmless the depositor, the trustee, the underwriter and their respective affiliates from any cost, damages, loss or expense, incurred by them as a result of the representations of that purchaser or fiduciary not being true.

The discussion set forth above is general in nature and is not intended to be complete. Each plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold trust certificates should determine whether, under the general fiduciary standards of investment prudence and diversification and under the documents and instruments governing the plan, an investment in the trust certificates is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan’s investment portfolio. Any plan proposing to invest in trust certificates should consult with its counsel to confirm that such an investment will not result in a prohibited transaction and will satisfy the other requirements of ERISA and the Internal Revenue Code.

THE SALE OF ANY TRUST CERTIFICATES TO A PLAN OR A GOVERNMENTAL OR OTHER PLAN IS IN NO RESPECT A REPRESENTATION BY THE TRUST OR MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED THAT SUCH AN INVESTMENT MEETS ALL RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY PLANS GENERALLY, ANY PARTICULAR PLAN OR ANY SUCH OTHER PLAN, OR THAT SUCH AN

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INVESTMENT IS APPROPRIATE FOR PLANS GENERALLY, ANY PARTICULAR PLAN OR ANY SUCH OTHER PLAN.

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UNDERWRITING

Subject to the terms and conditions set forth in the underwriting agreement, dated as of [____] as amended and supplemented by the terms agreement, dated as of the date set forth in this prospectus supplement, the depositor has agreed to sell to [Merrill Lynch, Pierce, Fenner & Smith Incorporated], and [Merrill Lynch, Pierce, Fenner & Smith Incorporated] has agreed to purchase, all of the trust certificates. The underwriter proposes to offer the trust certificates directly to the public at the offering price set forth on the cover page of this prospectus supplement or to dealers at that offering price less a concession not in excess of $[__] per trust certificate. The underwriters may allow, and the dealers may reallow, a discount not in excess of $[__] per trust certificate to other dealers. After the initial offering, the public offering price, concession and discount may be changed.

In connection with the offering, the underwriter is permitted to engage in transactions that stabilize the market price of the trust certificates. Such transactions consist of bids or purchases to peg, fix or maintain the price of the trust certificates. If the underwriter creates a short position in the trust certificates, i.e., if it sells more trust certificates than are on the cover page of this prospectus supplement, the underwriter may reduce that short position by purchasing trust certificates in the open market. Purchases of a security in the open market to stabilize the price or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

Neither we nor the underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the trust certificates. In addition, neither we nor the underwriter makes any representation that the underwriter will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The underwriter may from time to time provide investment banking and other financial services to the underlying securities issuer and expects in the future to provide these services, for which it will receive customary fees and commissions. In addition, the underwriter or its affiliates may hold long of short positions with respect to securities or other obligations of the underlying securities issuer or its affiliates (including the underlying securities), or may enter into credit derivative or other derivative transactions with third parties with respect to those obligations. See “Risk Factors—Potential conflicts of interest may exist between the depositor and its affiliates and holders of the trust certificates.”

If the size of the trust is increased, the underwriter may participate in offerings of additional trust certificates, as contemplated on the cover of this prospectus supplement. Additional trust certificates may be sold for cash or delivered to cover short positions as more fully described in the “Underwriting” section on page [83] of the accompanying prospectus.

The underwriting agreement provides that the depositor will indemnify the underwriter against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the underwriter may be required to make in respect thereof.

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VALIDITY OF THE TRUST CERTIFICATES

[Cleary Gottlieb Steen & Hamilton LLP, Washington, D.C.], will pass upon the validity of the trust certificates for the depositor [and for the underwriter].

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($[__] Stated Amount)

PPLUS

TRUST CERTIFICATES

SERIES [__]

PROSPECTUS SUPPLEMENT

BofA Merrill Lynch

[                       ]

Until [90] days after the date of this prospectus, all dealers effecting transactions in the offered trust certificates, whether or not participating in the distribution, may be required to deliver a prospectus supplement and the prospectus to which it relates. This requirement is in addition to the obligations of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions. Such delivery obligations may be satisfied by filing the prospectus supplement and prospectus with the Securities and Exchange Commission.

S-56

The information in this prospectus supplement and the accompanying prospectus is not complete and may be changed. This prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus Supplement dated [_______]

PROSPECTUS SUPPLEMENT

(To Prospectus dated [_______])

Merrill Lynch Depositor, Inc.
Sponsor and Depositor

[__] PPLUS CLASS A [__]% [CALLABLE] TRUST CERTIFICATES

($[__] STATED AMOUNT)

PPLUS TRUST SERIES [_______]

Issuing Entity

(Underlying Securities Will Be [___] % [Notes] due [___] Issued by [___])

[Guaranteed to the extent set forth herein by [___]])

Underwriting Discount	Number of Certificates	Distribution Rate	Price to Public
$[--]	[---]	[---]%	$[--]

The Trust Certificates:

•	The trust certificates will be issued in two classes, Class A and Class B. Only the Class A trust certificates are being offered pursuant to this prospectus supplement. The Class A trust certificateholders and Class B trust certificateholders will have an equal right to receive distributions of interest, but [generally] only the Class A trust certificateholders will be eligible to receive distributions of principal, all as discussed in this prospectus supplement. Voting rights between the Class A trust certificate and Class B trust certificate classes will be allocated in accordance with the allocation ratio, described on page S-29.

.

•	The trust certificates represent an interest in the assets of the trust. The trust’s only assets will consist of the underlying securities described in this prospectus supplement.
•	[The trust certificates are callable. One or more call warrants or options (in either case referred to as “call rights”) will be issued initially to [initial holder]. Under the call rights, the holder of the call rights (referred to herein as the “call holder”) will have the right to purchase the outstanding trust certificates in whole or in part as discussed in this prospectus supplement. The call price will be [the stated amount of each trust certificate called plus accrued and unpaid distributions thereon]. The call rights are not being offered pursuant to this prospectus supplement.]
•	The distributions on the Class A trust certificates will be made [semi-annually]; the first expected distribution date is [__]. Any distributions on the trust certificates will depend on the cash flows generated by the underlying securities [or, in the case of an exercise of the call rights, payments by the call holders].
•	[The Class A trust certificates will have the benefit of [description of credit enhancement or other support].]

•	Although the trust intends to apply to have the Class A trust certificates listed on the New York Stock Exchange, the trust certificates currently have no trading market and are not insured or guaranteed by any governmental agency. Neither Merrill Lynch, Pierce, Fenner & Smith Incorporated nor any of its affiliates is obligated to make a market in or repurchase the trust certificates.

The Issuing Entity:

•	PPLUS Trust Series [__] will be a trust formed under the laws of the State of New York.
•	The trust will issue trust certificates to Merrill Lynch Depositor, Inc., the depositor. The depositor has agreed to sell the trust certificates to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the underwriter.
•	The underwriter proposes to offer the Class A trust certificates at the offering price set forth above and will initially offer the Class A trust certificates in minimum lots of [40] trust certificates and subsequent increments of [40] trust certificates.

The Underlying Securities:

•	The underlying securities, which the depositor will deposit into the trust for your benefit, will be the only assets of the trust. The underlying securities will consist of [$__] [__]% [Notes] due [__] issued by [__], a [__] [and guaranteed by [__], a [__] to the extent described under “Description of the Underlying Securities—Guarantee” below].

Investing in the trust certificates involves certain risks, which are described in the “Risk Factors” sections beginning on page S-13 of this prospectus supplement and on page [4] of the accompanying prospectus.

The trust certificates represent interests in the issuing entity only and do not represent obligations of or interests in the depositor/sponsor or any of its affiliates. The trust certificates do not represent a direct obligation of the underlying securities issuer [, the underlying securities guarantor] or any of [its/their] affiliates.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus to which it relates is truthful or complete. Any representation to the contrary is a criminal offense.

The Class A trust certificates will be ready for delivery in book-entry form only through The Depository Trust Company on or about [ ].

 BofA Merrill Lynch

The date of this prospectus supplement is         .

EUROPEAN ECONOMIC AREA

In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), no offer of Class A trust certificates will be made in connection with this offering to the public in that Relevant Member State, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Class A trust certificates to the public in that Relevant Member State:

(a) in (or in Germany, where the offer starts within) the period beginning on the date of publication of a prospectus in relation to those Class A trust certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive and ending on the date which is 12 months after the date of such publication;

(b) to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(c) to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive; or

(d) at any time in any other circumstances falling within Article 3(2) of the Prospectus Directive.

For purposes of this provision, the expression an “offer of Securities to the public” in relation to any Class A trust certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Class A trust certificates to be offered so as to enable an investor to decide to purchase or subscribe the Class A trust certificates, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including Directive 2010/73/EU, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in the Relevant Member State.

UNITED KINGDOM

The underwriter represents and agrees that:

(a)	it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Notes in circumstances in which section 21(1) of the FSMA does not apply to the Issuers; and
(b)	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by them in relation to the Notes in, from or otherwise involving the United Kingdom.

NOTICE TO UNITED KINGDOM INVESTORS

THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS ARE ONLY BEING DISTRIBUTED TO AND ARE ONLY DIRECTED AT (I) PERSONS WHO ARE OUTSIDE THE UNITED KINGDOM OR (II) INVESTMENT PROFESSIONALS FALLING WITHIN ARTICLE 19(5) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005 (THE “ORDER”) OR (III) HIGH NET WORTH COMPANIES, AND OTHER PERSONS TO WHOM IT MAY

LAWFULLY BE COMMUNICATED, FALLING WITHIN ARTICLE 49(2)(A) TO (D) OF THE ORDER (ALL SUCH PERSONS TOGETHER BEING REFERRED TO AS “RELEVANT PERSONS”). THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS IS DIRECTED ONLY AT RELEVANT PERSONS AND MUST NOT BE ACTED ON OR RELIED ON BY PERSONS WHO ARE NOT RELEVANT PERSONS. ANY INVESTMENT OR INVESTMENT ACTIVITY TO WHICH THIS DOCUMENT RELATES IS AVAILABLE ONLY TO RELEVANT PERSONS AND WILL BE ENGAGED IN ONLY WITH RELEVANT PERSONS.

Prospectus Supplement

Prospectus

The depositor has not, and the underwriter has not, authorized any other person to provide you with information other than that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information you should not rely on it. The depositor is not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the respective dates of such documents. Our business, financial condition, results of operations and prospects may have changed since such dates.

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SUMMARY OF ECONOMIC TERMS

This summary highlights the principal economic terms of the underlying securities and of the trust certificates being issued by the trust. It does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the trust certificates, you should read carefully this prospectus supplement and the accompanying prospectus.

The Trust Certificates

Depositor and Sponsor	Merrill Lynch Depositor, Inc. The depositor is also the “sponsor” with respect to the trust certificates for purposes of Item 1101(l) of Regulation AB promulgated under the Securities Act of 1933 and references to the “depositor” herein also include the depositor in its capacity as sponsor.

The Issuing Entity	PPLUS Trust Series [__], the “trust,” formed by Merrill Lynch Depositor, Inc. and the trustee.

Securities offered	PPLUS Class A [__]% [Callable] Trust Certificates Series [__].

Initial number of trust certificates	[__].

Original issue date; closing date	[__].

Distributions

General

All distributions of payments or underlying securities will be made on a pro-rata basis to the holders of the respective trust certificate class. The Class A trust certificateholders and Class B trust certificateholders will have an equal right to receive distributions of interest. The distributions of principal to Class A trust certificateholders will be subordinate to those distributions of interest.

Any distributions on the trust certificates will depend on the cash flows generated by the underlying securities [or, in the case of an exercise of the call rights, payments by the call holders]. An investment in the trust certificates will expose you to the credit risk of the underlying securities issuer.

If the underlying securities issuer of concentrated underlying securities ceases to file Exchange Act reports or ceases to satisfy the requirements of Rule 3-10 of Regulation S-X of the Securities Act, then a distribution of underlying securities may be made to you following liquidation of underlying securities necessary to pay any unpaid trustee expenses. For more information, see “Description of the Trust Certificates—Distribution of Underlying Securities.”

Distribution dates	(a) [ ] and [ ] of each year (or, if such date is not a business day, the next succeeding business day) commencing on [ ] and ending on the final scheduled distribution date, (b) any date on which a distribution is made in connection with a liquidation event or a trust wind-up event or (c) any date on which a redemption amount is distributed.

Record date	Distributions will be made to the persons in whose names the trust certificates are registered on the business day immediately prior to each distribution date.

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Final scheduled distribution date	[ ].

Class A trust certificates

Aggregate stated amount	$[__].

Rate of distributions	[__] % per year on the stated amount of the Class A trust certificates.

Principal distribution	The holders of the Class A trust certificates will receive a distribution of the principal amount of the underlying securities on the final scheduled distribution date[, unless the trust certificates are earlier purchased pursuant to an exercise of call rights or the trust is terminated before that date as described herein.].

Class B trust certificates

Rate of distributions	[__] % per year on the notional principal amount of the Class B trust certificates.

Principal distribution	The holders of the Class B trust certificates will [generally] not receive a distribution of the principal amount of the underlying securities [,except in the event of a redemption of the underlying securities by the underlying securities issuer. See “Description of the Trust Certificates—Redemption” below].

Deposited assets	The deposited assets will consist of the underlying securities. See “Description of the Underlying Securities” below.

[Credit support and credit enhancement	The Class A trust certificates will have the benefit of [description of credit enhancement or other support]. All losses not covered by the credit support will be allocated to the trust certificates.]

Liquidation and other performance triggers	Underlying securities may be removed from the trust in the event of a redemption of the underlying securities, the exercise of an optional exchange, if the underlying securities issuer ceases to file Exchange Act reports or a tender offer for the underlying securities or upon a default on the underlying securities. See “Description of the Trust Certificates.” In addition, underlying securities may be substituted for other securities in the event of an exchange offer by the underlying securities issuer if, among other things, all of the holders of trust certificates [and the call holders] vote to accept the offer. See “Description of the Trust Agreement—Voting of Underlying Securities, Modification of Underlying Securities Indenture.”

Cut-off date	[ ]. The cut-off date is the date from which all interest accrued on, payments on or collections in respect of the underlying securities are attributed to the trust certificates.

[Put Rights	Upon the occurrence of [certain events], holders of the underlying securities will have the option to tender their underlying securities to the underlying securities issuer, [[in whole] [or]/[but not] [in part]], pursuant to a repurchase offer. [If notice of a repurchase offer is received by the trustee, the trustee will determine the aggregate market price of all outstanding trust certificates and, if such aggregate market price is less than the aggregate repurchase proceeds payable by the underlying securities issuer upon a tender of all underlying securities held by the trust, the trustee will tender for repurchase all such underlying securities and distribute the associated

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repurchase proceeds to the trust certificateholders. [Call holders will be given the opportunity to exercise their rights to purchase trust certificates from trust certificateholders prior to the repurchase of underlying securities by the underlying securities issuer at a price of $[__] per Class A trust certificate.] See “Description of the Trust Certificates—Put Rights” on page S-23.]

[Call Rights

The trust certificates may be called for redemption by the holder of call rights as described in “Description of the Trust Certificates—Call Rights.”

On the closing date, the call rights will be held by [initial holder]. The call rights may be sold or transferred at any time in whole or in part to one or more qualified institutional buyers (as defined in Rule 144A under the Securities Act), and further sold or transferred by any such subsequent holder(s) pursuant to Rule 144A from time to time.

Call rights may be exercised on any business day that a call holder designates as a “Call Date” [(i) on or after [          ] or (ii) before [          ]] upon the occurrence of the following [brief description of when call may be exercised.]

If a call holder also holds trust certificates on the date of the exercise of call rights, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called.]

[Mandatory redemption	The trust certificates will be redeemable on a redemption of the underlying securities. Upon such redemption, the redemption price of each Class A trust certificate will be no less than the stated amount of $[ ] plus any accrued and unpaid distributions up to the redemption date. Upon such redemption, the Class B trust certificates will receive [only] accrued and unpaid distributions up to the redemption date [and the Class B present value amount described on page S-8. See “Description of the Underlying Securities—Redemption” below.]

Denominations; specified currency	The Class A trust certificates will each have a stated amount of $[ ] and will be denominated and payable in U.S. dollars. The underwriter will initially offer the Class A trust certificates in minimum lots of [ ] trust certificates and subsequent increments of [ ] trust certificates.

Collection periods	[Semi-annual] periods (or, in the case of the first collection period, from and including the original issue date to, and including, the first distribution date). Any income to the trust, including interest payments on underlying securities, collected during a collection period will be used to pay the trust’s obligations to the Class A trust certificateholders and Class B trust certificateholders, the trustee and others as set out in the series supplement.

Form of trust certificate	Book-entry certificates with The Depository Trust Company, or DTC. See “Description of the Trust Certificates—Definitive Trust Certificates” on page S-21. Distributions will be settled in immediately available (same-day) funds.

Trustee	[The Bank of New York Mellon.]

Trustee Compensation	As compensation for and in payment of trust expenses related to its services under the trust agreement (other than extraordinary expenses), on each distribution date, the trustee will receive payment of (i) an initial fee of $[ ]

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plus (ii) an annual administration fee of $[ ] plus (iii) the costs and expenses of the trust’s or trustee’s counsel, accountants and other experts plus (iii) an annual fee of $[ ] for the costs and expenses related to the performance of certain compliance activities pursuant to Regulation AB under the Securities Act. Such amounts will be paid under a fee arrangement with the depositor. See “Description of the Trust Agreement—The Trustee.”

Ratings

One or more rating agencies is expected to assign a rating to the Class A trust certificates, and any such rating will depend on the ratings of the underlying securities [issuer]/[guarantor]. Any downgrade by a rating agency of its rating of the underlying securities [issuer]/[guarantor] below the rating of the underlying securities would likely result in a downgrade of its ratings with respect to the Class A trust certificates. A rating agency may maintain ongoing rating surveillance with respect to the Class A trust certificates, but the depositor will not monitor any changes in the rating of the Class A trust certificates after their issuance. The depositor is not required to maintain or enter into any arrangement to maintain the public rating in relation to the Class A trust certificates.

It is a condition to the issuance of the Class A trust certificates that the Class A trust certificates have ratings assigned by [Moody’s] or by [S&P] or both, equivalent to the ratings of the underlying securities.

Class A Trust Certificate CUSIP number	[__]

Class B Trust Certificate CUSIP number	[__]

The Underlying Securities

Underlying securities	[__]% [Notes] due [__] issued by the underlying securities issuer [and fully and unconditionally guaranteed by the underlying securities guarantor].

Underlying securities issuer	[__].

[Underlying securities guarantor	[__] has fully and unconditionally guaranteed the underlying securities issuer’s obligation on the underlying securities to the extent described below under “Description of the Underlying Securities—Guarantee.”]

Underlying securities trustee	[__].

Underlying securities original issue date	[__].

Underlying securities final payment date	[__].

Denominations; specified currency	The underlying securities are denominated and payable in U.S. dollars and are available in minimum denominations of $[__] and [in integral] multiples [of $___ in excess] thereof.

Underlying securities payment dates	[__] and [__], or if any such date is not a business day, then the next succeeding business day to the persons in whose names the underlying securities are registered at the close of business on the [__] or [__],

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respectively, immediately prior to the relevant interest payment date, subject to certain exceptions.

Underlying securities rate	[__]% per year.

Underlying securities distribution periods	[Semi-annual] periods.

[Redemption	[Brief description of redemption provisions contained in the underlying securities indenture.] See “Description of the Underlying Securities—Redemption” on page S-22.]

[Tax event redemption	[Brief description of redemption in connection with a tax event contained in the underlying securities indenture.] See “Description of the Underlying Securities—Tax Event” on page S-38.]

[Special event redemption	[Brief description of how a special event redemption will change maturity, redemption or other aspects of the underlying securities.] See “Description of the Underlying Securities—Special Event Redemption” on page S-37.]

[Put right	Upon the occurrence of [Brief description of put right and triggering event], the underlying securities issuer will offer, no more than [ ] days following the [triggering event], to repurchase all of the outstanding underlying securities. Each holder of underlying securities will have the option to tender to the underlying securities issuer its underlying securities, in whole [or in part], for repurchase. The repurchase price will equal [brief description of put price]. For details of the repurchase of underlying securities see “Description of the Underlying Securities—Put Rights” on page S-22.]

Form of security	Book-entry securities with DTC.

Underlying securities’ CUSIP number	[__].

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The following diagram outlines the structure of the transactions contemplated in this prospectus supplement.

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SUMMARY INFORMATION Q&A

The following information supplements, and should be read together with, the information contained in other parts of this prospectus supplement and in the accompanying prospectus. This summary highlights selected information from this prospectus supplement and the accompanying prospectus to help you understand the trust certificates. You should carefully read this prospectus supplement and the accompanying prospectus to understand fully the terms of the trust certificates, as well as the tax and other considerations that are important to you in making a decision about whether to invest in the trust certificates. You should pay special attention to the “Risk Factors” section beginning on page S-13 of this prospectus supplement and on page [5] of the accompanying prospectus to determine whether an investment in the trust certificates is appropriate for you.

For your convenience, we make reference to specific page numbers in this prospectus supplement and the accompanying prospectus for more detailed information on some of the terms and concepts used throughout this prospectus supplement.

What Are the Trust Certificates?

Each trust certificate represents a proportionate, undivided beneficial interest in [semi-annual] cash distributions to be made by the trust. The underwriter is offering the Class A trust certificate with a stated amount of $[ ] per trust certificate. The trust certificates will consist of two classes. Only the Class A trust certificates are being offered pursuant to this prospectus supplement. All payments on the trust certificates will come from the underlying securities [or the call holder if the call rights are exercised.]

The trust certificates represent interests in the issuing entity only and do not represent the obligations of or any interest in the depositor/sponsor or any of its affiliates.

Who Is the Trust?

PPLUS Trust Series [__] will be a trust formed under the laws of the State of New York. The trust certificates issued by the trust will be sold to the public. The trust certificates will be issued pursuant to the Standard Terms for Trust Agreements between Merrill Lynch Depositor, Inc. and [The Bank of New York Mellon], as trustee and securities intermediary, as amended and supplemented by the Series [__] Supplement (the “series supplement”), between Merrill Lynch Depositor, Inc., as depositor, and the trustee and securities intermediary, to be dated the certificate issuance date (collectively, the “trust agreement”).

Who Is the Depositor?

Merrill Lynch Depositor, Inc., incorporated in the State of Delaware as an indirect, wholly owned, limited purpose subsidiary of Bank of America Corp., is the depositor and will deposit the underlying securities into the trust. See “The Depositor & Sponsor” on page [15] of the accompanying prospectus. The depositor is an affiliate of Merrill Lynch Pierce, Fenner & Smith, Incorporated, the underwriter of this offering.

What Are the Important Dates to Remember?

Delivery of the trust certificates will be made on the issue date, as set forth in the summary. This prospectus supplement describes the underlying securities held by the trust as of the cut-off date, as set forth in this prospectus supplement.

What Are the Trust’s Assets?

The initial assets of the trust will be the underlying securities consisting of $[__] [__]% [underlying securities] due [__] issued by [__], a [__] [and guaranteed by [___] to the extent set forth under “Description of the Underlying Securities—Guarantee” on page S-38]. The underlying securities held by the trust will represent [__]% of the total issuance of the [__]% [underlying securities] due [__]. The underlying securities were issued pursuant to an indenture dated as of [__] [between]/[among] the [underlying securities guarantor,] the underlying securities issuer and the underlying securities trustee. [Pursuant to a registration statement filed by the [underlying securities issuer] [and] [the underlying securities guarantor] on Form S-3 (No.  [__]), the underlying securities were originally

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issued in the form of book-entry securities deposited with The Depository Trust Company, New York, New York, or DTC. The underlying securities have a CUSIP number of [__].

The underlying securities [will mature]/[do not have a fixed maturity date, but will be redeemed] on [__] [, unless redeemed earlier as described under “Description of the Underlying Securities—Redemption” below]. The principal amount of the underlying securities will be payable to the trust on [__]. The depositor may not increase the amount of the initial assets of the trust and issue additional Class A trust certificates and Class B trust certificates.

Underlying securities may be removed from the trust in the event of [a redemption of the underlying securities,] an optional exchange, a tender offer or a default on the underlying securities or if the underlying securities issuer ceases to file Exchange Act reports. See “Description of the Trust Certificates.” [In addition, underlying securities may be substituted for other securities in the event of an exchange offer by the underlying securities issuer if, among other things, all of the holders of trust certificates and the call holders vote to accept the offer.] See “Description of the Trust Agreement—Voting of Underlying Securities, Modification of Underlying Securities Indenture.”

[When Can Payment of Your Distributions Be Deferred?

The underlying securities issuer can, on one or more occasions, defer interest payments on the underlying securities [description of when such payments may be deferred in accordance with the underlying securities indenture].

If the underlying securities issuer does defer interest payments on the underlying securities, the trust will also defer payment of distributions on the trust certificates. During this deferral period, distributions will continue to accrue on the Class A trust certificates at an annual rate of [__]% of the stated amount of $[   ] per trust certificate. Also, the deferred distributions will themselves accrue distributions at an annual rate of [__]%.

Should the underlying securities issuer exercise its right to defer payments of interest on the underlying securities, you will be required to accrue interest income for United States federal income tax purposes before you receive cash distributions. See “United States Federal Income Tax Consequences” on page S-42 and “Risk Factors—If the underlying securities issuer exercises its option to defer interest payments on the underlying securities, the trust certificateholders may face adverse tax consequences” on page S-18.]

When Will You Receive [Semi-annual] Distributions?

If you purchase the Class A trust certificates, you will be entitled to receive cash distributions at an annual rate of [__]% of the stated amount of $[   ] per trust certificate. Distributions will accumulate from the date the trust issues the trust certificates and will be paid in arrears on [__] and [__] of each year, beginning on [__] and ending on [__], unless the final scheduled distribution date is advanced for any reason. Each [semi-annual] distribution on the trust certificates represents a portion of the interest accrued on the underlying securities from the cut-off date or the previous distribution date, as applicable, to, but not including, each distribution date. Such interest is paid to the trust on each distribution date, in accordance with the terms of the underlying securities.

Distributions on the trust certificates will depend on the cash flows generated by the underlying securities [or, in the case of an exercise of the call rights, payments by the call holders]. An investment in the trust certificates will expose you to the credit risk of the underlying securities issuer.

When Will the Trust Certificates Be Subject to Call Rights?

[Call rights will be issued to a call holder or holders, which will initially be an affiliate of Merrill Lynch Depositor, Inc., in a private placement. The call right gives its holder the option to purchase your trust certificates in whole or in part.]

[Call rights may be exercised on any business day that a call holder designates as a “Call Date” [(i)] on or after [          ] [or (ii) before [          ] upon the occurrence of the following:

•	the announcement of any redemption or repurchase of the underlying securities,
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•	the announcement of any other unscheduled payment of the underlying securities,
•	receipt of notice of termination of the trust,
•	when a tender offer for the underlying securities is pending, [or]
•	[if the underlying securities [issuer / guarantor] ceases to file Exchange Act reports or ceases to satisfy the requirements of Rule 3-10 of Regulation S-X of the Securities Act (a “failure to file event”)].]

[In each case, the exercise of call rights will be subject to certain advance notice requirements as described in “Description of the Trust Certificates—Call Rights.”]

[In addition, all outstanding call rights will be exercised automatically at any time upon an acceleration of the underlying securities and payment in full by the underlying securities issuer of all amounts when due where the acceleration payment exceeds the sum of (i) the stated amount of the Class A trust certificates plus any distributions on the Class A trust certificates accrued and unpaid to the date of payment and (ii) the Class B present value amount, described below, plus any distributions on the Class B trust certificates accrued and unpaid to the date of payment. The Class A trust certificates will be purchased at their stated amount plus any accrued and unpaid distributions to the exercise date, the Class B trust certificates will be purchased at the Class B present value amount plus any accrued and unpaid distributions to the date of payment, and any remaining proceeds from such acceleration payment will be paid to the call holders.]

[If a call holder also holds trust certificates on the date of the exercise of call rights, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called.]

[We cannot assure you that the call holders will purchase your trust certificates prior to the final scheduled maturity date. For additional information on the exercise of call rights, see “Description of the Trust Certificates—Call Rights” on page S-24.]

When Can the Trust Redeem the Trust Certificates?

The trust will redeem all of the outstanding trust certificates when the underlying securities are paid at maturity on [   ] (the “stated maturity date”) or on their earlier redemption if the underlying securities are redeemed [or repurchased]. The underlying securities issuer may redeem [or repurchase] all or some of the underlying securities before the stated maturity date at its option as more fully described under “Description of the Underlying Securities—Redemption” on page S-22. If the underlying securities issuer redeems fewer than all of the underlying securities then the trustee will select a stated amount of Class A trust certificates, and a notional principal amount of Class B trust certificates, in each case proportional to the amount of underlying securities being redeemed and redeem those trust certificates for a pro rata portion of the redemption price. See “Description of the Trust Certificates—Redemption” below. [If the underlying securities are redeemed, (i) the Class A trust certificate holders will receive the stated amount of the Class A trust certificates plus any distributions on the Class A trust certificates accrued and unpaid to the date of payment and (ii) the Class B trust certificateholders will receive the sum of the present values at the exercise date, discounted at the rate of [__]% per year, of the unpaid distributions to become due in respect of the distributions to be made to the Class B trust certificateholders by the trustee (assuming, for the purposes of that calculation, that the underlying securities would have been paid in full at their stated maturity date, that such payment default had not occurred [and that no portion of the underlying securities would have been redeemed prior to that stated maturity date]) (the “Class B present value amount”) plus any distributions on the Class B trust certificates accrued and unpaid to the date of payment.]

[Upon redemption of the underlying securities, the call holders will have the right to exercise their call rights and their call rights may be automatically exercised. See “—When Will the Trust Certificates Be Subject to Call Rights?” above. Upon exercise of any call rights, the trustee will select a stated or notional principal amount of Class A trust certificates or Class B trust certificates, as applicable, to be surrendered to the trustee in exchange for a pro rata portion of the applicable call exercise price; however, if the call holder also holds trust certificates on the date of the exercise of call rights, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called. Following its receipt of the trust certificates called, the trustee will surrender the called trust certificates to the exercising call holders.

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[If notice of a repurchase offer is received by the trustee, the trustee will determine the aggregate market price of all outstanding trust certificates and, if such aggregate market price is less than the aggregate repurchase proceeds payable by the underlying securities issuer upon a tender of all underlying securities held by the trust, the trust will tender for repurchase all such underlying securities and distribute the associated repurchase proceeds to the trust certificateholders.] [Call holders will be given the opportunity to exercise their rights to purchase trust certificates from trust certificateholders prior to the repurchase of underlying securities by the underlying securities issuer.]

[What Is [______________]’s Guarantee of the Underlying Securities?

Pursuant to the [underlying securities indenture] [and]/[or] [the guarantee endorsed on the underlying securities by [__________], as underlying securities guarantor], the underlying securities guarantor has agreed to fully and unconditionally guarantee the due and punctual payment of the principal of, premium, if any, and interest on the underlying securities when those amounts become due and payable, whether at maturity, upon redemption or otherwise.

If the underlying securities issuer does not make a payment on the underlying securities, the trust will not have sufficient funds to make payments on the trust certificates. The underlying securities guarantor’s obligations under the guarantee ranks equally with its obligations to make payments on all of its other liabilities, except as discussed elsewhere in this prospectus supplement.

Description of any further information regarding the guarantee contained in the guaranty and/or the [underlying securities indenture. See “Description of the Underlying Securities—Guarantee” on page S-38.]

What Happens If There Is a Payment Default on the Underlying Securities?

If there is a payment default on the underlying securities:

•         [First, the call holders will have an opportunity to exercise their call rights upon notice of not less than [five] days prior to the date the trustee sells the underlying securities as set forth below. The trustee will distribute the proceeds from such exercise pro rata as follows: (i) to the Class A trust certificateholders in an amount equal to the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the exercise date; and (ii) to the Class B trust certificateholders in an amount equal to the Class B present value amount, described on page S-9, plus any accrued and unpaid distributions to the exercise date.]

•         On or promptly after the [30th] day after such payment default, the trustee will retain the agent specified in the Market Agent Agreement (the “Market Agent”) to sell the underlying securities. The Market Agent, on behalf of the trust, will sell the underlying securities to the highest bidders among not less than three solicited bidders for such underlying securities (one of which bidders may include Merrill Lynch, Pierce, Fenner & Smith Incorporated or any affiliate thereof; provided, however, that neither Merrill Lynch, Pierce, Fenner & Smith Incorporated nor any of its affiliates will be under any obligation to bid, and which bidders need not be limited to recognized broker dealers). In the sole judgment of the Market Agent, bids may be evaluated on the basis of bids for a single underlying security, a portion of the underlying securities or all of the underlying securities being sold or any other basis selected in good faith by the Market Agent. The trustee will distribute the proceeds from any such sale of the underlying securities pro rata to the Class A trust certificateholders. [Upon such sale, any call rights that remain outstanding will expire and have no value.]

If, after any default and prior to the trustee selling the underlying securities, there is an acceleration of the maturity of the underlying securities and the underlying securities are declared to be immediately due and payable:

•                     If the underlying securities issuer [or the underlying securities guarantor] pays only a portion of such amount when due, then the trustee will retain the Market Agent to sell the underlying securities in the manner set forth above. The trustee will distribute any payments received on the underlying securities following acceleration and any proceeds from the sale of the underlying securities pro rata to the Class A trust certificateholders.

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•                     [If the underlying securities issuer [or the underlying securities guarantor] pays all amounts due upon an acceleration of the underlying securities and if such payment equals or exceeds the amount necessary to trigger the automatic exercise of all outstanding call rights as described above on S-8, then all call holders will be deemed to have automatically exercised their outstanding call rights. From the acceleration payment, first, the Class A trust certificates will be purchased at their stated amount plus any accrued and unpaid distributions to the exercise date, second the Class B trust certificates will be purchased for the Class B present value amount, and third any remaining proceeds will be paid [to the call holders].]

[Following any acceleration of the underlying securities, the call holders will have an opportunity to exercise their call rights upon notice of not less than five days prior to the date the Market Agent sells the underlying securities and/or distributes any amounts paid by the underlying securities issuer. Proceeds from the call holders’ exercise of their call rights will be distributed pro rata as follows: (i) to the Class A trust certificateholders in an amount equal to the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the exercise date; and (ii) to the Class B trust certificateholders in an amount equal to the Class B present value amount plus any accrued and unpaid distributions to the exercise date.]

What Happens if the Underlying Securities [Issuer][Guarantor] Ceases to File Exchange Act Reports?

If a failure to file event occurs with respect to the underlying securities issuer [or the underlying securities guarantor], it will be a trust wind-up event, in which case:

•         First, the call holders will have [   ] days from the date the trustee delivers notice of such event to the call holders to exercise their call rights if they so choose, and the proceeds from such exercise will be distributed pro rata as follows: (i) to the Class A trust certificateholders in an amount equal to the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the exercise date; and (ii) to the Class B trust certificateholders in an amount equal to the Class B present value plus any accrued and unpaid distributions to the exercise date.]

•         Thereafter, within [   ] business days of the expiration of the call rights exercise period, the trustee will distribute all remaining underlying securities pro rata to the Class A trust certificateholders following the sale of sufficient underlying securities to pay any unpaid trustee expenses.

In What Form Will the Trust Certificates Be Issued?

Except in limited circumstances, the trust certificates will be represented by one or more global securities that will be deposited with and registered in the name of DTC or its nominee. This means that you will not receive a certificate for your Class A trust certificates. The Class A trust certificates will be ready for delivery through DTC on or about the date set forth in this prospectus supplement. The trust certificates will have the CUSIP number set forth in this prospectus supplement.

How Will the Trust Be Treated for United States Federal Income Tax Purposes?

The trust will not be classified as a corporation or as an association taxable as a corporation and should be treated as a grantor trust for U.S. federal income tax purposes. See “United States Federal Income Tax Consequences” on page S-42.

.

[Will the Trust Certificates Be Listed on a Stock Exchange?

The trust intends to apply to have the Class A trust certificates listed on the New York Stock Exchange, or the NYSE, under the symbol “[__].” If approved for listing, trading of the trust certificates is expected to commence within 30 days after they are first issued. You should be aware that the listing of the Class A trust certificates will not necessarily ensure that a liquid trading market will be available for the Class A trust certificates.]

[Will the Trust Certificates Be Rated?

It is a condition to the issuance of the Class A trust certificates that the Class A trust certificates have ratings assigned by one or more rating agencies, and any such rating will depend on the ratings of the underlying security. We cannot assure you that any such rating will continue for any period of time or that it will not be revised

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or withdrawn entirely by the related rating agency if, in its judgment, circumstances (including, without limitation, the rating of the underlying securities) so warrant. A revision or withdrawal of such rating may have an adverse effect on the market price of the Class A trust certificates. A security rating is not a recommendation to buy, sell or hold securities. The rating on the Class A trust certificates does not constitute a statement regarding the occurrence or frequency of redemption of the underlying securities and the corresponding effect on yield to investors.]

Can an Employee Benefit Plan Purchase the Trust Certificates?

An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan subject to Section 4975 of the Internal Revenue Code (the “Code”) or a non-U.S., church, governmental or any other plan subject to substantially similar provisions under state, federal or local law (“Similar Law”) are each permitted to purchase Class A trust certificates. However, each plan should take into consideration certain potential issues under ERISA, Code or Similar Law and, by purchasing a trust certificate, will be deemed to represent that the purchase, holding and disposition of the trust certificate (or, upon distribution any underlying securities) will not constitute or result in a non-exempt prohibited transaction under ERISA , the Code, or Similar Law.

Where Can You Find More Information About the Underlying Securities Issuer?

The [underlying securities issuer] [underlying securities guarantor] [is] [are each] subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which means that it files periodic reports, including reports on Forms 10-K and 10-Q, and other information with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the [underlying securities issuer]/[underlying securities guarantor] has filed electronically with the SEC. In addition, you may inspect reports and other information concerning the [underlying securities issuer]/[underlying securities guarantor] at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

The [underlying securities issuer]/[underlying securities guarantor] filed with the SEC a registration statement on Form S-3 (the “registration statement,” which term shall include all amendments, exhibits, annexes and schedules thereto) pursuant to the Securities Act of 1933, as amended, and a prospectus supplement, as amended, with respect to the underlying securities [and the underlying securities guarantee]. The prospectus and the prospectus supplement relating to the underlying securities [and the underlying securities guarantee] do not contain all the information set forth in the registration statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information with respect to the [underlying securities issuer]/[underlying securities guarantor], you should refer to the underlying securities prospectus supplement, the underlying securities registration statement and its exhibits and the underlying securities indenture, as supplemented. Statements contained in this prospectus supplement as to the contents of any contract or other document are not necessarily complete, and in each instance reference is made to the copy of such contract or document filed with the SEC, each such statement being qualified in all respects by such reference.

You should not rely on this prospectus supplement for information with respect to the underlying securities issuer [or the underlying securities guarantor]. This prospectus supplement sets forth certain relevant terms with respect to the underlying securities [and the underlying securities guarantee], but does not provide detailed information with respect to the underlying securities[, the underlying securities guarantee][,]/[or] the underlying securities issuer [or the underlying securities guarantor]. This prospectus supplement relates only to the Class A trust certificates offered hereby and does not relate to the underlying securities [or the underlying securities guarantee or] an offer therefor. All disclosure contained herein with respect to the underlying securities issuer [and the underlying securities guarantor] is derived from publicly available documents. The depositor takes responsibility for the information regarding the underlying securities that is expressly set forth in the applicable prospectus supplement but none of the information in the publicly available documents relating to the underlying securities and the underlying securities issuer that are incorporated by reference.

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No investigation with respect to the underlying securities issuer [or the underlying securities guarantor] (including, without limitation, no investigation as to [its/their] financial condition or creditworthiness) or of the underlying securities [or the underlying securities guarantee] has been made. You should obtain and evaluate the same information concerning the underlying securities issuer [and the underlying securities guarantor] as you would obtain and evaluate if you were investing directly in the underlying securities [or the underlying securities guarantee] or in other securities issued by the underlying securities issuer [or the underlying securities guarantor]. None of the depositor, the trustee, the underwriter, or any of their affiliates, assumes any responsibility for the accuracy or completeness of any publicly available information of the underlying securities issuer [or the underlying securities guarantor] filed with the SEC or otherwise made publicly available or considered by you in making your investment decision in connection therewith (other than the information regarding the terms of the underlying securities expressly set forth in this prospectus supplement).

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RISK FACTORS

Your investment in the Class A trust certificates will involve material risks. You should carefully consider the following discussion of risks, and the other information included or incorporated by reference in this prospectus supplement and the accompanying prospectus, before deciding whether an investment in the Class A trust certificates is suitable for you.

The only sources of cash of the trust are the distributions from the underlying securities [proceeds of call rights, if exercised]. You may not be paid any distributions and may lose your entire investment if the assets of the trust are insufficient.

Currently, the trust has no significant assets other than the underlying securities [,unless any call right is exercised]. If the underlying securities are insufficient to make payments or distributions on the trust certificates, no other assets will be available for payment of the deficiency.

The trust certificates are subject to the creditworthiness of the underlying securities issuer [and the underlying securities guarantor].

The trust certificates represent indirect investments in the underlying securities. In particular, the trust certificates will be subject to all the risks associated with directly investing in the underlying securities issuer’s [and the underlying securities guarantor’s] [unsecured unsubordinated/subordinated] debt obligations. None of the underlying securities indenture[,]/[or] the underlying securities [or the underlying securities guarantee] place a limitation on the amount of indebtedness that may be incurred by the underlying securities issuer [or the underlying securities guarantor].

[Included if underlying securities are trust certificates issued by a financing trust which holds debentures of a financing corporation which holds debentures of a common parent: The trust’s right to direct action against the first tier debentures issuer to enforce the rights of the first tier debentures holders is limited. [Describe related risks.]

An investment in the trust certificates is not the same as a direct investment in the underlying securities, and the interest you earn may not be the same as the interest that would be earned on a direct investment in the underlying securities.

The trust certificates represent an interest in the assets of the trust, which consist of underlying securities. Investing in the Class A trust certificates will not make you a holder of any of the underlying securities, although the trust will distribute the underlying securities to the Class A trust certificateholders in certain circumstances (see “Description of the Trust Certificates—Default on Underlying Securities”). You will not have any direct voting rights, any rights to receive dividends or other distributions, or any other rights with respect to those securities. In addition, because the yield on the underlying securities may have decreased since their original issuance date, the distribution rate for the Class A trust certificates may be lower than the coupon rate on the underlying securities. As a result, the interest earned on your trust certificates may not reflect the interest you would earn if you actually owned the underlying securities and received the interest payments or other distributions made in connection with them. Distributions with respect to the trust certificates shall be made as provided in this prospectus supplement and the accompanying prospectus.

[The trust certificates are callable] If [the underlying securities are redeemed prior to their maturity date or if] any call rights are exercised prior to the stated maturity date, you may not be able to reinvest your redemption or call proceeds at a yield comparable to the yield you would have received on your Class A trust certificates.

The yield you will realize on your Class A trust certificates depends upon several factors, including:

•	the purchase price of the Class A trust certificates,
•	when you acquire your Class A trust certificates, [and]
•	[whether the underlying securities issuer exercises its option to redeem the underlying securities, and]
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•	[whether the call holders exercise their optional rights to purchase outstanding Class A trust certificates.]

[Description of the conditions for redemption, repurchase or other changes to its underlying securities upon occurrence of a special event, as described above, and the consequences to the trust certificates and the trust certificateholders.]

[The underlying securities issuer has the right to redeem the underlying securities in whole[, but not]/[or] in part[,]/[at its option or in whole] if it becomes obligated to pay additional amounts. Because the underlying securities issuer has the right to redeem the underlying securities early, we cannot assure you that the trust will be able to hold the underlying securities until their maturity date.]

The call holders are not obligated to exercise the call rights; however, the yield you will realize on your Class A trust certificates depends on whether the call holders exercise their rights to purchase the Class A trust certificates. If a call holder also holds trust certificates on the date of the exercise of call rights, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called.

Prevailing interest rates at the time of [an early redemption] [or a call exercise] may be lower than the yield on your Class A trust certificates. Therefore, you may be unable to realize a comparable yield upon reinvesting the funds you receive from an early redemption or exercise of call rights. In addition, if the prevailing market value of the Class A trust certificates exceeds the [redemption price] [or call exercise] price paid to you upon [a redemption of the underlying securities or] the exercise of a call, you will not be able to realize such excess.]

See [“Description of the Trust Certificates—Call Rights” on page S-24 [and see “Description of the Underlying Securities—Redemption” on page S-22].

[The Class A trust certificates will not have the benefit of any interest rate adjustment on the underlying securities.

If the ratings of the underlying securities issuer are downgraded, it will increase the interest rate it pays to holders of the underlying securities. In addition, in certain circumstances, the sole remedy for an event of default under the underlying security issuance agreement will be an increase in the interest rate. Any such increases will be paid in accordance with the order of priority specified in “Description of the Trust Certificates—Collections and Distributions,” including potentially to an affiliate of the depositor. There will be no corresponding increase in the amount paid on the Class A trust certificates.]

An inactive public market may limit your ability to sell your Class A trust certificates, and as a result, the market value of Class A trust certificates may decline.

We cannot assure you that an active public market for the Class A trust certificates will develop or, if a public market develops, that you will be able to sell your Class A trust certificates. Merrill Lynch, Pierce, Fenner & Smith Incorporated has advised the depositor that it intends to make a market in the trust certificates, as permitted by applicable laws and regulations. Merrill Lynch, Pierce, Fenner & Smith Incorporated is not obligated, however, to make a market in any series of the trust certificates. At its sole discretion, Merrill Lynch, Pierce, Fenner & Smith Incorporated may discontinue its market-making activities at any time without notice to you. In addition, the underlying securities are not listed on a securities exchange. Upon certain events described on page S-10, the underlying securities may be distributed to you. We cannot assure you that an active public market for the underlying securities will exist at the time any underlying securities are distributed to you, or if a public market exists, that you will be able to sell the underlying securities that you may hold. If an active public market for the Class A trust certificates or the underlying securities does not exist or continue, the market prices and liquidity of your Class A trust certificates or the underlying securities that you may hold may be adversely affected.

[We expect to apply for listing of the Class A trust certificates on the NYSE.]

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Market demand for asset-backed securities such as the trust certificates may be reduced due to continued adverse market and economic conditions, negative publicity and regulatory changes, which may limit your ability to resell your trust certificates or reduce the market price of your trust certificates.

The capital and credit markets, and the asset-backed securities market in particular, have recently experienced and continue to experience disruptions and volatility, and the United States economy has entered a recession. Additionally, asset-backed securities and securitizations have recently received substantial negative publicity, and as a result may be perceived negatively in the marketplace. If these trends continue or worsen, they may result in reduced market demand for asset-backed securities, including the trust certificates. As a result, your ability to resell your trust certificates may be limited and the market price of your trust certificates may decline. In addition, new rules and regulations applicable to trust certificates, including those that may be implemented by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, may have an adverse impact on asset-backed securities, including the trust certificates. Uncertainty regarding this possible effect may negatively affect the market demand and price for your trust certificates.

You may not be paid any distributions and may lose your entire investment if the assets of the trust are insufficient.

Currently, the trust has no assets other than the underlying securities [and the underlying securities guarantee]. If the underlying securities [and the underlying securities guarantee] are insufficient to make distributions on the trust certificates, no other assets will be available for payment of the deficiency. [Description of holding company risk from the underlying securities prospectus—included if the underlying securities guarantor is organized as a holding company that owns subsidiary companies.]

[The price obtained by liquidating trust property after a termination of the trust may be unfavorable

If the trust is terminated, except in limited circumstances described herein, the underlying securities will be sold by the trustee, through the Market Agent or otherwise. [The Market Agent will be Merrill, Lynch, Fenner, Pierce & Smith.] The timing, price and other terms of any sale conducted by the Market Agent will be determined by the Market Agent in its sole discretion, but all such sales shall be completed within 30 days or such longer period of time as may be reasonable under the circumstances. The Market Agent will be permitted to sell underlying securities to affiliates of the Market Agent. Certificateholders could be materially adversely affected if the trust is required to sell underlying securities at a time when prices for the underlying securities in the secondary market are depressed as a result of a default on the underlying securities, changes in interest rates, the creditworthiness of the underlying securities issuer, or for any other reason. In such circumstances, liquidation by the Market Agent may result in certificateholders incurring losses that would not be incurred if the certificateholders received a distribution of the underlying securities in kind.

The ratings of the trust certificates may change.

Any ratings on the trust certificates are expected to correspond to the lower of any ratings on the underlying securities. The ratings of the underlying securities and the trust certificates may change over time. There can be no assurance that any such ratings will not be lowered or withdrawn by the applicable rating agency in the future, which may adversely affect the value of the trust certificates. It is possible that the trust certificates and underlying securities may be rated below an “investment grade” rating in the future. This may result in a reduced pool of potential purchasers for the trust certificates and underlying securities because some investors will not purchase debt securities that are not rated in an investment grade category. If the trust certificates and underlying securities are rated below an investment grade rating in the future, or it is announced that such a rating is possible, the trading price of the trust certificates may decline significantly. The depositor is not required to maintain or enter into any arrangement to maintain the public rating in relation to the trust certificates. Any downgrade of the ratings of the underlying securities by the rating agency that rates the trust certificates will result in a downgrade with respect to the trust certificates.

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Potential conflicts of interest may exist between the depositor and its affiliates and holders of the trust certificates.

[Specify any actual or potential conflicts of interest resulting from underwriter’s role in the initial distribution of underlying securities.] Merrill Lynch, Pierce, Fenner & Smith Incorporated and other affiliates of the depositor may commence, maintain or continue to maintain commercial relationships with respect to the underlying securities issuer or its affiliates. In particular, affiliates of the depositor may provide investment banking and other financial services, and may enter into derivative transactions with, the underlying securities issuer or its affiliates (for which they may receive customary fees and commissions). Affiliates of the depositor may also hold long or short positions with respect to securities or other obligations of the underlying securities issuer or its affiliates (including the underlying securities), or may enter into credit derivative or other derivative transactions with third parties with respect to those obligations. In connection with those transactions, affiliates of the depositor may exercise or enforce rights against, and may otherwise act with respect to, the underlying securities issuer or its affiliates without regard to the issuance of the Class A trust certificates and the related transactions described in this prospectus supplement. Any such actions might have an adverse effect on the underlying securities, the underlying securities issuer, the ability of the trust to exercise or enforce any rights with respect to the underlying securities or the value of the Class A trust certificates.  In the case of a bankruptcy or insolvency of the underlying securities issuer or its affiliates, or any other default under securities or other obligations of the underlying securities issuer or its affiliates (including the underlying securities), the interests of trust certificateholders with respect to underlying securities held by the trust may be in conflict with the interests of affiliates of the depositor that have entered into transactions with the underlying securities issuer or its affiliates. In addition, we may engage in secondary trading of the underlying securities. Secondary trading may occur off the exchange and result in a potential conflict of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of its affiliates may hold some or all of the Class B trust certificates and/or the call rights. The interests of such entities as Class B trust certificateholders and/or as call holders may be in conflict with the interests of the Class A trust certificateholders.

Neither the depositor nor any of its affiliates is acting as your agent or in any fiduciary capacity in connection with your investment in the trust certificates.

Reports published by us may include negative recommendations with respect to the underlying securities issuer [and][/or][guarantor].

Merrill Lynch, Pierce, Fenner & Smith Incorporated and other affiliates of the depositor publish reports from time to time with respect to the underlying securities [issuer / guarantor]. Such reports may make negative recommendations with respect to securities of the underlying securities [issuer / guarantor]. None of the trust, the trustee, the depositor, or Merrill Lynch, Pierce, Fenner & Smith Incorporated undertakes any responsibility to reflect or account for in this prospectus supplement the conclusions or analyses set forth in such research reports. You may obtain a copy of any research report relating to the underlying securities [issuer / guarantor] by requesting them from your broker or from Merrill Lynch, Pierce, Fenner & Smith Incorporated directly.

You may not recover the whole of the stated amount of your trust certificates if the trust disposes of the underlying securities on a default by the underlying securities issuer or other liquidation event or trust wind-up event.

If a liquidation event or a trust wind-up event occurs, including as a result of a default by the underlying securities issuer, the trustee will [generally] direct the sale of the underlying securities and will distribute the proceeds pro rata to the Class A trust certificateholders [(on the basis of the stated amount of the Class A trust certificates) and the Class B trust certificateholders (on the basis of the present value amount)] after payment of any unpaid trustee expenses. If the trust wind-up event is a failure to file event [,and if the call holders do not exercise their call rights], then the trust will distribute the underlying securities to the Class A trust certificateholders following liquidation of a portion of the underlying assets to the extent necessary to pay any unpaid trustee expenses. See “Description of the Trust Agreement —Trust wind-up events and liquidation events on page [38] of the accompanying prospectus. The market value of the underlying securities may be adversely affected in the case of either such event and the proceeds of the disposition or the market value of the underlying securities distributed in kind may be lower than the aggregate stated amount of the Class A trust certificates.

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The trustee will not manage the underlying securities.

Except as described below, the trust will not dispose of any underlying securities, even if an event occurs that adversely affects the value of the underlying securities or that adversely affects the underlying securities issuer [or the underlying securities guarantor]. As provided in the trust agreement, the trust will dispose of the underlying securities only if:

•	there is a payment default on any underlying securities, or
•	[the trust receives notice of a repurchase offer and the aggregate market price of the underlying securities is less than the aggregate repurchase proceeds payable by the underlying securities issuer upon a tender of all underlying securities held by the trust.]

In addition, if there is a failure to file event [and the call holders do not exercise their call rights], the trustee will distribute all remaining underlying securities pro rata to the Class A trust certificateholders after liquidation of sufficient underlying securities to fund the payment of any unpaid trustee expenses.

Under the circumstances listed above, the trustee will direct the Market Agent to sell the underlying securities on behalf of the trust, even if adverse market conditions exist. The trustee has no discretion to do otherwise. If adverse market conditions do exist at the time of the trustee’s sale of the underlying securities, you may incur greater losses than if the trust continued to hold the underlying securities.

Trust certificateholders may be subject to risks and regulations upon a distribution of the underlying securities.

[If a failure to file event occurs and the call holders do not exercise their call rights], the trust may distribute the underlying securities to the Class A trust certificateholders. See “Description of the Trust Agreement—Trust wind-up events and liquidation events” on page [38] of the accompanying prospectus. Upon such a distribution, each Class A trust certificateholder will be required to comply with all regulations (including securities laws and taxation) applicable to holders of the underlying securities.

The depositor, the underwriter and the trustee have not investigated the underlying securities.

You must rely on your own evaluation of the merits of an investment in the Class A trust certificates. The depositor, the underwriter and the trustee have not:

•	investigated the business condition, financial or otherwise, of the underlying securities issuer [or the underlying securities guarantor], or
•	verified any reports or information that the underlying securities issuer [or the underlying securities guarantor] has filed with the SEC.

We encourage you to consider publicly available information concerning the underlying securities issuer [and the underlying securities guarantor]. You should not construe the trust’s issuance of the trust certificates as an endorsement by the depositor, the underwriter or the trustee of the financial condition or business prospects of the underlying securities issuer [or the underlying securities guarantor].

[The underlying securities issuer has the ability to defer interest payments on the underlying securities.

The underlying securities issuer can, on one or more occasions, defer interest payments on the underlying securities [description of when the payments can be deferred in accordance with the underlying securities indenture]. If the underlying securities issuer defers distributions on the underlying securities, the trust will defer distributions on the trust certificates during any deferral period. No additional amounts will accrue on the trust certificates or be owed to trust certificateholders as a result of any delay, but any additional amounts owed and paid by the underlying securities issuer as a result of the delay will be paid to the trust certificateholders.

Because the underlying securities issuer has the right to defer interest payments, the market price of the underlying securities may be more volatile than other similar securities where the issuer does not have the right to defer interest payments.]

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[If the underlying securities issuer exercises its option to defer interest payments on the underlying securities, the trust certificateholders may face adverse tax consequences.

Should the underlying securities issuer exercise its right to defer any payment of interest on the underlying securities, each underlying securities holder will be required to accrue interest income (as original issue discount) in respect of the deferred stated interest allocable to its share of the underlying securities for United States federal income tax purposes. As a result, a trust certificateholder, as a beneficial owner of the underlying securities, would have to include this amount in gross income for United States federal income tax purposes prior to the receipt of any cash distributions. In addition, the trust certificateholder would not receive cash from the underlying securities issuer related to this income if the trust certificateholder disposes of the trust certificates prior to the record date on which distributions of these amounts are made. To the extent the selling price is less than the trust certificateholder’s adjusted tax basis (which will include, in the form of original issue discount all accrued but unpaid interest), the trust certificateholder will recognize a capital loss. Subject to limited exceptions, capital losses cannot be applied to offset ordinary income for United States federal income tax purposes.]

[The payments owed to the trust certificateholders are unsecured obligations.

In a liquidation of its assets by the underlying securities issuer, holders of the underlying securities, including the trust, will be paid only after holders of secured obligations of the underlying securities issuer [and the underlying securities guarantor]. According to the underlying securities prospectus, [the underlying securities are unsecured and rank equally with all other unsecured and unsubordinated debt obligations of the underlying securities issuer. The underlying securities and the underlying securities indenture do not limit the underlying securities issuer or any of its subsidiaries from incurring additional debt.]

The trust owes certain payments to the underwriter or its affiliate.

On [__], as payment of the balance of the purchase price for the underlying securities, the trustee will pay to the underwriter or its affiliate the amount of the distributions accrued on the underlying securities from [__] to but not including the closing date set forth in this prospectus supplement. In the event [an optional redemption,] a payment default or acceleration on the underlying securities occurs on or prior to [__] and underwriter or its affiliate is not paid such accrued distributions on such date, the underwriter or its affiliate will have a claim for such accrued distributions, and will share pro rata with holders of the trust certificates to the extent of such claim in the proceeds from the recovery on the underlying securities.

[The rights of the trust certificateholders through the guarantee to participate in any distribution of assets of a subsidiary of the underlying securities guarantor could be found to be subordinate to the prior claims of the creditors of such subsidiary.

The guarantee is an unsecured obligation of the underlying securities guarantor and ranks equally with all other unsecured and unsubordinated indebtedness of the underlying securities guarantor. However, because the underlying securities guarantor [is a holding company that] conducts substantially all of its operations through subsidiaries, the right of the underlying securities guarantor, and hence the right of creditors of the underlying securities guarantor (including holders of the underlying securities through the guarantee), to participate in any distribution of assets of any subsidiary upon its liquidation or reorganization or otherwise is necessarily subject to the prior claims of creditors of such subsidiary, except to the extent that claims of the underlying securities guarantor itself as a creditor of the subsidiary may be recognized.]

An affiliate of the depositor may recognize a gain or loss upon selling the underlying securities to the depositor for deposit into the trust.

An affiliate of the depositor will purchase, in the secondary market, the underlying securities that will be deposited into the trust. The depositor’s affiliate may make these purchases before deposit into the trust, or it may borrow securities for the deposit and subsequently purchase the securities to repay to the lenders the securities previously borrowed. In either event, the purchases of underlying securities may be made at various prices, and the affiliate of the depositor may recognize a gain or loss on its purchases upon selling the underlying securities to the depositor for deposit into the trust. The price to the public of the Class A trust certificates therefore may differ from the prevailing market price of a comparable principal amount of underlying securities. Accordingly, an investor

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may be able to purchase a comparable principal amount of underlying securities for less than the price paid for the Class A trust certificates.

In addition, the price, if any, at which Merrill Lynch, Pierce, Fenner & Smith Incorporated or another purchaser might be willing to purchase your trust certificates in a secondary market transaction will be affected by, among other things, the inclusion of the underwriting discount in the initial price you paid in this offering.

[The inclusion of commissions and projected profit from hedging in the original issue price is likely to adversely affect secondary market prices

Assuming no change in market conditions or any other relevant factors, the price, if any, at which Merrill Lynch, Pierce, Fenner & Smith Incorporated is willing to purchase the Class A trust certificates at any time in secondary market transactions may be significantly lower than the original issue price, since secondary market prices are likely to exclude commissions paid with respect to the trust certificates that are included in the original issue price of the trust certificates. The cost of hedging includes the projected profit that Merrill Lynch, Pierce, Fenner & Smith Incorporated’s subsidiaries may realize in consideration for assuming the risks inherent in managing the hedging transactions. These secondary market prices are also likely to be reduced by the costs of unwinding the related hedging transactions. In addition, any secondary market prices may differ from values determined by pricing models used by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as a result of dealer discounts, mark-ups or other transaction costs.]

Matters under the Dodd-Frank Wall Street Reform and Consumer Protection Act

Regulation AB has recently been amended in several respects to implement provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”). Under Item 1111(a)(7) of Regulation AB and pursuant to Section 945 of Dodd Frank, the prospectus supplement is required to set forth the nature of a review of the assets performed by an issuer or sponsor, including whether the issuer of any asset-backed security engaged a third party for purposes of performing the review of the pool assets underlying an asset-backed security. The depositor has performed a review of the disclosure regarding the underlying securities in this prospectus supplement required by Item 1111 of Regulation AB (such disclosure, the “Rule 193 Information”). This review was designed and effected to provide the depositor with reasonable assurance that the Rule 193 Information is accurate in all material respects. The depositor’s review of the underlying securities was limited to (i) confirming that to the best of the depositor’s knowledge the underlying securities satisfy the conditions of Rule 190 under the Securities Act and are permitted to be included in the trust without distribution to investors of independent disclosure regarding the issuer or any guarantor of the underlying securities and (ii) reviewing certain material terms of the underlying securities based on the publicly available forms of agreements governing the underlying securities and summarizing such material terms in the prospectus supplement. The depositor was assisted by its external legal counsel in this respect but did not engage any third party for the purpose of its review of the underlying securities or the underlying securities issuer [or guarantor].

The series supplement does not provide for any “covenant to repurchase or replace an underlying security for breach of a representation or warranty” as contemplated by Item 1104(e) of Regulation AB and Section 943 of Dodd-Frank.

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THE TRUST

The trust under which the trust certificates are issued will be a trust formed under the laws of the State of New York pursuant to the trust agreement. Concurrently with the execution and delivery of the series supplement, the depositor will deposit the underlying securities into the trust. The trustee, on behalf of the trust, will accept the underlying securities [and credit support] [and other trust property] and will deliver the trust certificates to or upon an order of the depositor. The proceeds from the issuance of the trust certificates will be used by the trust to purchase the underlying securities. No other expenses incurred in connection with the selection and acquisition of the underlying securities will be payable from the proceeds of the issuance of the certificates.

[The depositor did not purchase the underlying securities from the underlying securities issuer as part of any distribution by or pursuant to any agreement with the underlying securities issuer.] The underlying securities issuer is not participating in this offering and will not receive any of the proceeds of the sale of the underlying securities to the depositor or the issuance of the trust certificates.

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DESCRIPTION OF THE TRUST CERTIFICATES

General

The trust certificates will be denominated and their distributions will be payable in U.S. dollars. The Class A trust certificates each have a stated amount of $[   ].

Distributions on the trust certificates will be calculated on a [360-day year of twelve 30-day months] and will accrue from, but not including the prior distribution date (described on page S-1 ) or, in the case of the first collection period, from and including the original issue date, to and including the first distribution date. Each [semi-annual] distribution on the Class A trust certificates represents a portion of the interest accrued on the underlying securities from the cut-off date or the previous distribution date, as applicable to, but not including, each distribution date and such interest is paid to the trust on each distribution date, in accordance with the terms of the underlying securities.

[The holders of the Class A trust certificates will be entitled to receive, on each distribution date, commencing [__] and ending on the final scheduled distribution date, payment of distributions at a rate of [__]% per year on the stated amount of the Class A trust certificates, which begin accruing on the initial issuance of the Class A trust certificates, and a distribution of the principal amount of the underlying securities on [__].

The holders of the Class B trust certificates will be entitled to receive, on each distribution date, commencing [__] and ending on the final scheduled distribution date, the payment of a distribution equal to [__]% per year multiplied by the principal amount of the underlying securities.]

The right of the holders of the Class B trust certificates to the interest payments received on the underlying securities by the trust is of equal priority with the right of the Class A trust certificateholders to those interest payments. The Class B trust certificateholders will [generally] not be entitled to any allocation of any principal payments received on the underlying securities [,except in the event of a redemption of the underlying securities by the underlying securities issuer. See “Description of the Trust Certificates—Redemption” below.]

The Class A trust certificates will be delivered in registered form. The Class A trust certificates will be maintained and transferred on the book-entry records of DTC and its participants in minimum stated amounts of and integral multiples of $[__]. The underwriter will initially offer the Class A trust certificates in minimum lots of [__] trust certificates and subsequent increments of [__] trust certificates. The Class A trust certificates will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the depositor), except as provided below. DTC has informed the depositor that DTC’s nominee will be Cede & Co. No holder of any Class A trust certificate will be entitled to receive a certificate representing that person’s interest, except as set forth below under “—Definitive Trust Certificates.” Unless and until definitive trust certificates are issued under the limited circumstances described below, all references to actions by Class A trust certificateholders with respect to any Class A trust certificates shall refer to actions taken by DTC upon instructions from its participants. See “—Definitive Trust Certificates” below and “Description of the Trust Certificates—Global Securities” on page [34] of the accompanying prospectus.

Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a Class A trust certificateholder under the trust agreement only at the direction of one or more participants having Class A trust certificates credited to their DTC accounts. Additionally, DTC will take actions with respect to specified voting rights only at the direction and on behalf of participants whose holdings of certificates evidence specified voting rights. DTC may take inconsistent positions in its exercise of voting rights, to the extent that participants authorize such divergent action.

Definitive Trust Certificates

Definitive trust certificates will be issued to Class A trust certificateholders or their nominees only if:

•	the depositor advises the trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as clearing agency with respect to the Class A trust certificates and the depositor is unable to locate a qualified successor, or
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•	at the depositor’s option, it elects to terminate the book-entry system of the Class A trust certificates through DTC.

Upon the occurrence of either of these events, the trustee is required to notify all participants through DTC of the availability of definitive Class A trust certificates. Upon surrender by DTC of the global certificates representing the Class A trust certificates and receipt of instructions for re-registration, the trustee will reissue the Class A trust certificates as definitive trust certificates issued in the stated amounts owned by the individual Class A trust certificateholders. Then, the trustee will recognize the holders of definitive Class A trust certificates as Class A trust certificateholders under the trust agreement.

[Redemption

Upon the redemption of the underlying securities, in whole [but not]/[or] in part, [at any time or from time to time] at the option of the underlying securities issuer[, or in whole but not in part upon the occurrence of a [description of triggering event] or if the call holders exercise their rights in whole but not in part under their call rights and if certain conditions are met at the option of the underlying securities issuer], the redemption proceeds will be distributed pro rata to the underlying securities holders, including the trust. The trust will then distribute the redemption proceeds pro rata to trust certificateholders[, including call holders who may have exercised their call rights and acquired trust certificates prior to the date of redemption,] as described below.

In the event of an optional redemption, which may be in whole or in part at the option of the underlying securities issuer, the redemption price of the underlying securities will be equal to the greater of [(1) 100% of the principal amount of the underlying securities to be redeemed or (2) the sum of the present value as of the redemption date of the remaining scheduled payments of principal and interest on the underlying securities to be redeemed, not including any portion of these payments of interest accrued as of the date on which the underlying securities are to be redeemed, discounted to the date on which the underlying securities are to be redeemed on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months, at the adjusted treasury rate described below plus [__] basis points, as calculated by an independent investment banker, plus, in either of the above cases, accrued and unpaid interest on the underlying securities to be redeemed to, but not including, the date on which the underlying securities are to be redeemed.] See “Description of the Underlying Securities—Redemption” on page S-23

[The trust will then distribute these redemption proceeds pro rata as follows: (i) to the Class A trust certificateholders in an amount equal to the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the exercise date; and (ii) to the Class B trust certificateholders in an amount equal to the Class B present value amount, described on page S-9 , plus any accrued and unpaid distributions to the exercise date.]

[If the underlying securities issuer redeems fewer than all of the underlying securities then the trustee will select a stated amount of Class A trust certificates, and an equal notional principal amount of Class B trust certificates, proportional to the amount of underlying securities being redeemed and will redeem those Class A trust certificates and Class B trust certificates and distribute the redemption proceeds as described in the preceding paragraph. In the case of such redemption, call holders will have the opportunity to exercise their call rights and call the certificates to be redeemed. The number of trust certificates of a particular class selected by the trustee may be reduced by the number of any trust certificates of that class called pursuant to the exercise of call rights prior to the redemption.]]

[Put Rights

If [description of triggering events] occur with respect to [the underlying securities issuer]/[the underlying securities guarantor] as more fully described under “Description of the Underlying Securities—Put Rights” on page S-38 , the underlying securities issuer will offer, no more than [__] days following the [triggering event], to repurchase all of the underlying securities, including those held by the trust, on a date which is not less than [__] and not more than [__] days from the date the [triggering event] notice was mailed by the underlying securities issuer.

If notice of a repurchase offer is received by the trustee, the trustee will determine the aggregate market price of all outstanding trust certificates and, if such aggregate market price is less than the aggregate repurchase proceeds payable by the underlying securities issuer upon a tender of all underlying securities held by the trust, the

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trustee will tender for repurchase all such underlying securities and distribute the associated repurchase proceeds to the trust certificateholder. Holders of call rights will be given the opportunity to exercise their rights to purchase trust certificates from trust certificateholders prior to the repurchase of underlying securities by the underlying securities issuer at a price of $[__] per Class A trust certificate.]

[Listing on the New York Stock Exchange

The depositor intends to list the Class A trust certificates on the NYSE. If approved for listing, trading is expected to commence within 30 days after the trust certificates are first issued. The depositor cannot assure you that the Class A trust certificates, once listed, will continue to be eligible for trading on the NYSE.]

Collections and Distributions

To the extent of available funds (unless a trust wind-up event or liquidation event has occurred), the trust will make the following distributions in the following order of priority:

•	to the trustee, reimbursement for any extraordinary trust expenses incurred by the trustee and approved by 100% of the trust certificateholders,
•	pro rata to the holders of the Class A trust certificates and Class B trust certificates, distributions at the rate of [__]% per year on the stated amount of the Class A trust certificates to the Class A trust certificateholders and [__]% per year multiplied by the notional principal amount of the Class B trust certificates to the holders of the Class B trust certificates until the final scheduled distribution date,
•	pro rata to the Class A trust certificateholders and the Class B trust certificateholders any delayed interest payments on the underlying securities and, if available, any additional payments paid by the underlying securities issuer as a result of a delay in the receipt by the trustee of any interest payment on the underlying securities,
•	to the Class A trust certificateholders, a distribution of the principal amount of the underlying securities held by the trust on the final scheduled distribution date,
•	to the extent there are available funds in the certificate account, to the trustee for any ordinary expenses or extraordinary expenses and then any creditors of the trust in satisfaction of the trust’s liabilities, and
•	if any funds remain in the certificate account after all of the trust’s liabilities are satisfied then such funds will be distributed to an affiliate of the depositor [or, in the case of exercise of call rights, to the call holders].

“Available funds” for any distribution date means the sum of all amounts received on or with respect to the underlying securities during the preceding collection period except for eligible investments described below. The trustee may sell a portion of the underlying securities such that the proceeds of the sale would be sufficient to reimburse the trustee for any extraordinary expenses approved by 100% of the trust certificateholders, and, in the case of a trust wind-up event, unpaid ordinary expenses up to a maximum reimbursable amount of $[250,000]. In the event of a payment default on the underlying securities, the trustee’s approved extraordinary expenses (see “Description of the Trust Agreement—The Trustee” on page S-29) may be reimbursed to the trustee out of available funds before any distributions to trust certificateholders are made.

If the trustee has not received payment on the underlying securities on or prior to a distribution date, the distribution will be made upon receipt of payment on the underlying securities. No additional amounts will accrue on the trust certificates or be owed to trust certificateholders as a result of any delay, but any additional distributions paid by the underlying securities issuer [or the underlying securities guarantor] as a result of the delay will be paid to the trust certificateholders.

The trustee shall invest, at the direction of the depositor, all amounts received on or with respect to the underlying securities that are not distributed to trust certificateholders on the date of receipt, including any funds deposited with the trustee in its capacity as escrow agent upon the exercise of call rights, in eligible investments.

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“Eligible investments” means, with respect to the trust certificates, those investments consistent with the trust’s status as a grantor trust under the Code, and acceptable to the rating agencies as being consistent with the rating of the trust certificates, as specified in the trust agreement. Generally, eligible investments must be limited to obligations or securities that mature not later than the business day prior to the next distribution date. Income on these investments will constitute trust property.

The depositor cannot assure you that collections received from the underlying securities over a specified period will be sufficient to make all required distributions to the trust certificateholders. To the extent available funds are insufficient to make the distributions due to trust certificateholders, any shortfall will be carried over and will be distributable on the next distribution date on which sufficient funds exist to pay the shortfalls. The depositor or its affiliate will pay the trustee’s ordinary expenses.

If a trust wind-up event or liquidation event occurs, distributions will be made as described under “Description of the Trust Agreement—Trust wind-up events and liquidation events” on page [38] of the accompanying prospectus.

[Call Rights]

[The initial call holder may be the depositor or an affiliate of the depositor, and such person may transfer its call rights, in whole or in part, in privately negotiated transactions. The initial call holder and every subsequent transferee of call rights will be a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act. No call rights will be a “Redeemable Security” as defined in Section 2(a)(32) of the Investment Company Act of 1940, as amended, and under all applicable rules, regulations and interpretations thereunder.]

[Call rights may be exercised on any business day that a call holder designates as a “Call Date” [(i)] on or after [          ] [or (ii) before [          ] upon the occurrence of the following] [describe rights]:

•	the announcement of any redemption or repurchase of the underlying securities,
•	the announcement of any other unscheduled payment of the underlying securities,
•	receipt of notice of termination of the trust,
•	when a tender offer for the underlying securities is pending, [or]
•	[a failure to file event].]

[If the call rights are exercised before [        in connection with a redemption of the underlying securities, the purchase price per Class A trust certificate will be [   ]% of the stated amount of $[ ] plus any accrued and unpaid distributions to the Call Date and the purchase price per Class B trust certificate will be [ ] plus any accrued and unpaid distributions to the Call Date.] In all other cases, the purchase price per Class A trust certificate will be the stated amount plus any accrued and unpaid distributions to the Call Date and the purchase price per Class B trust certificate will be a pro rata share of the Class B present value amount, described on page S-8, plus any accrued and unpaid distributions to the Call Date.

[In addition, all outstanding call rights will be exercised automatically upon an acceleration of the underlying securities and payment in full by the underlying securities issuer of all amounts when due where the acceleration payment exceeds the sum of (i) the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the date of payment and (ii) the Class B present value amount, plus any accrued and unpaid distributions to the date of payment. The Class A trust certificates will be purchased at their stated amount plus any accrued and unpaid distributions to the exercise date, the Class B trust certificates will be purchased at their pro rata share of the Class B present value amount plus any accrued and unpaid distributions to the exercise date and any remaining proceeds from such acceleration payment will be paid to the call holders.]

[In order to exercise its call rights, the call holder must, not less than [15] days (or not less than [three] business days in the case of the announcement of any redemption, repurchase or other unscheduled payment of the underlying securities, the receipt of notice of termination of the trust or a failure to file event, or when a tender offer

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for the underlying securities is pending, not less than [five] business days notice prior to the expiration of the tender offer acceptance period; provided that if the call rights are to be exercised after the announcement of any redemption, repurchase or other unscheduled payment of the underlying securities and prior to such redemption, repurchase or other unscheduled payment, then the Call Date designated by the call holder must be the second business day prior to such redemption, repurchase or other unscheduled payment) but, in each case, not more than 60 days prior to that Call Date,

•	notify the trustee in writing of its intention to exercise its call rights (which notice is irrevocable),
•	deposit the call exercise price (or, if all of the outstanding trust certificates are to be purchased and the call holder holds certificates that are subject to call rights, the call holder may deposit such certificates in lieu of the portion of the call exercise price that would relate thereto) with [The Bank of New York Mellon], as escrow agent, to be held in escrow pursuant to an escrow agreement in form reasonably satisfactory to the trustee, and
•	provide the trustee with certain other documents customary for a transaction of this nature.

[The call holders need not comply with the foregoing conditions if call rights are exercised automatically upon an acceleration of the underlying securities and payment in full by the underlying securities issuer of all amounts due upon such acceleration. See “Description of the Trust Certificates—Default on Underlying Securities” below.]

[Upon exercise of any call rights, the trustee will select a stated amount of the relevant class of trust certificates to be surrendered to the trustee in exchange for a pro rata portion of the relevant call exercise price; however, if a call holder also holds trust certificates on the date of the call exercise, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called.]

[Following its receipt of trust certificates upon the exercise of any call rights, the trustee will surrender the trust certificates to the exercising call holders.]

Exchange of Trust Certificates

Either:

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of its affiliates, other than the depositor, or
•	any other person (or group of affiliated persons, where each member of the group holds no less than $500,000 in stated amount of trust certificates and is not the depositor) holding Class A trust certificates with an aggregate stated amount of $5 million or more acquired pursuant to the exercise of call rights, may upon not less than [30] days but not more than [60] days prior written notice to the trustee, tender its or their Class A trust certificates and Class B trust certificates to the trustee on the optional exchange date specified in such written notice in exchange for a principal amount of underlying securities equal to the aggregate stated amount of the Class A trust certificates being tendered for exchange; provided that, if any such person has received notice of a tender offer for the underlying securities, such person (or group of affiliated persons, as described above) may upon, not less than [five]days but not more than [60] days prior written notice to the trustee, tender Class A trust certificates with an aggregate stated amount of $5 million or more and an equal aggregate notional principal amount of Class B trust certificates to the trustee on the optional exchange date specified in such written notice in exchange for a proportional amount of underlying securities. Such optional exchange may only be made with respect to trust certificates that are not subject to outstanding call rights held by persons other than the person or persons exercising the optional exchange. No optional exchange can be made unless (A) the aggregate stated amount of Class A trust certificates tendered equals the aggregate notional principal amount of the Class B trust certificates tendered and (B) the Class A trust certificates are tendered in minimum lots of [ ] trust certificates and subsequent increments of [ ] trust certificates. In addition, in the case of a person other than Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of its affiliates, such exchange may only be made with respect to an aggregate stated amount of trust

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certificates equal to the aggregate stated amount of trust certificates acquired by such person pursuant to the exercise of call rights. Such optional exchange will not be made if:

•	the exchange would cause the trust or the depositor to fail to satisfy the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”)[, or]
•	the exchange would affect the characterization of the trust as a “grantor trust” under the Code[, or]
•	[in the case of an exchange of less than all outstanding trust certificates, the exchange would cause the trust to fail to satisfy the minimum requirements to remain listed on the New York Stock Exchange, unless the party exercising the optional exchange will hold all remaining outstanding trust certificates upon such optional exchange.]

See “Description of the Trust Certificates—Optional Exchange” on page [31] of the accompanying prospectus. Upon such tender of Class A trust certificates and Class B trust certificates, the trustee will deliver to the persons exercising such exchange rights, a principal amount of the underlying securities equal to the aggregate stated amount of the Class A trust certificates that were tendered.

Default on Underlying Securities

If there is a payment default on the underlying securities:

•	[First, the call holders will have an opportunity to exercise their call rights upon notice of not less than [five] days prior to the date the trustee sells the underlying securities as set forth below. The trustee will distribute the proceeds from such exercise pro rata as follows: (i) to the Class A trust certificateholders in an amount equal to the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the exercise date; and (ii) to the Class B trust certificateholders in an amount equal to the Class B present value, described on page S-8, plus any accrued and unpaid distributions to the exercise date.]
•	On or promptly after the [30th] day after such payment default, the trustee will retain the agent specified in the Market Agent Agreement (the “Market Agent”) to sell the underlying securities. The Market Agent, on behalf of the trust, will sell the underlying securities to the highest bidders among not less than three solicited bidders for such underlying securities (one of which bidders may include Merrill Lynch, Pierce, Fenner & Smith Incorporated or any affiliate thereof; provided, however, that neither Merrill Lynch, Pierce, Fenner & Smith Incorporated nor any of its affiliates will be under any obligation to bid, and which bidders need not be limited to recognized broker dealers). In the sole judgment of the Market Agent, bids may be evaluated on the basis of bids for a single underlying security, a portion of the underlying securities or all of the underlying securities being sold or any other basis selected in good faith by the Market Agent. The trustee will distribute the proceeds from any such sale of the underlying securities pro rata to the Class A trust certificateholders. [Upon such sale, any call rights that remain outstanding will expire and have no value.]

If, after any default and prior to the trustee selling the underlying securities, there is an acceleration of the maturity of the underlying securities and the underlying securities are declared to be immediately due and payable:

•	If the underlying securities issuer [or the underlying securities guarantor] pays only a portion of such amount when due, then the trustee will retain the Market Agent to sell the underlying securities in the manner set forth above. The trustee will distribute any payments received on the underlying securities following acceleration and any proceeds from the sale of the underlying securities pro rata to the Class A trust certificateholders.
•	[If the underlying securities issuer [or the underlying securities guarantor] pays all amounts due upon an acceleration of the underlying securities and if such payment is equals or exceeds the amount necessary to trigger the automatic exercise of all outstanding call rights as described above on S-8, then all call holders will be deemed to have automatically exercised their outstanding call rights. From
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the acceleration payment, first, the Class A trust certificates will be purchased at their stated amount plus any accrued and unpaid distributions to the exercise date, second the Class B trust certificates will be purchased for the Class B present value amount, and third any remaining proceeds will be paid [to the call holders].

[Following any acceleration of the underlying securities, the call holders will have an opportunity to exercise their call rights upon notice of not less than five days prior to the date the Market Agent sells the underlying securities and/or distributes any amounts paid by the underlying securities issuer. Proceeds from the call holders’ exercise of their call rights will be distributed pro rata as follows: (i) to the Class A trust certificateholders in an amount equal to the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the exercise date; and (ii) to the Class B trust certificateholders in an amount equal to the Class B present value amount plus any accrued and unpaid distributions to the exercise date.]

Distribution of Underlying Securities

[If a failure to file event occurs with respect to the underlying securities issuer [or the underlying securities guarantor], it will be a trust wind-up event, in which case:

•	First, the call holders will have [ ] days from the date the trustee delivers notice of such event to the call holders to exercise their call rights if they so choose, and the proceeds from such exercise will be distributed pro rata as follows: (i) to the Class A trust certificateholders in an amount equal to the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the exercise date; and (ii) to the Class B trust certificateholders in an amount equal to the Class B present value plus any accrued and unpaid distributions to the exercise date.]
•	Thereafter, within [ ] business days of the expiration of the call rights exercise period, the trustee will distribute all remaining underlying securities pro rata to the Class A trust certificateholders following the sale of sufficient underlying securities to pay any unpaid trustee expenses.
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THE DEPOSITOR AND SPONSOR

The depositor and sponsor, Merrill Lynch Depositor, Inc., is a Delaware corporation which was incorporated in 1997 as an indirect, wholly owned, limited-purpose subsidiary of Bank of America Corp. The depositor has not guaranteed and is not otherwise obligated under the trust certificates.

The principal office of the depositor is located at c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated., One Bryant Park, New York, New York 10036 (Telephone: (212) 449-1000). See “The Depositor & Sponsor” on page [14] of the accompanying prospectus.

[The depositor has obtained the underlying securities to be deposited in the trust from Merrill Lynch, Pierce, Fenner & Smith Incorporated or another of its broker-dealer affiliates, who have acquired the underlying securities at negotiated prices in secondary market transactions.]

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DESCRIPTION OF THE TRUST AGREEMENT

General

The trust certificates will be issued pursuant to the trust agreement, a form of which is filed as an exhibit to the registration statement of the depositor on Form S-3 (Registration No. 333-182150). The depositor will file with the SEC, following the issuance and sale of the trust certificates, a Current Report on Form 8-K relating to the trust certificates containing a copy of the series supplement as executed. The trust created under the series supplement will consist of:

•	the deposited assets, and
•	all payments on or collections in respect of the deposited assets except with respect to periods prior to the cut-off date.

Reference is made to the prospectus for important information in addition to that set forth herein regarding the trust, the terms and conditions of the trust agreement and the trust certificates. The following summaries of certain provisions of the trust agreement do not purport to be complete and are subject to the detailed provisions contained in the agreement. You should refer to the trust agreement for a full description of these provisions, including the definition of certain terms used in this prospectus supplement.

The discussions in the accompanying prospectus under “Description of the Trust Agreement—Advances in Respect of Delinquencies” on page [42], “Description of the Trust Agreement—Matters Regarding the Trustee, Administrative Agent, and the Depositor” (to the extent the discussion relates to the Administrative Agent) on page [42], “Description of the Trust Agreement—Administrative Agent Termination Events; Rights upon Administrative Agent Termination Event” on page [45] and “Description of the Trust Agreement—Evidence as to Compliance” on page [52] are not applicable to the trust certificates.

The Trustee

[The Bank of New York Mellon] will be the trustee for the trust certificates and the trust pursuant to the trust agreement. The trustee’s offices are located at [101 Barclay Street, 7W, New York, New York 10286, Attn: Corporate Dealing & Trading and its telephone number is (212) 815-2896.]

[The Bank of New York Mellon is a New York banking corporation.] [The Bank of New York Mellon] has been, and currently is, serving as indenture trustee and trustee for numerous corporate securities repackaging transactions. [The Bank of New York Mellon] is one of the largest corporate trust providers of trust services on corporate securities repackaging transactions.

[The trust will not employ any other servicer for purposes of such administration of the trust property. The trustee will be regarded as the “servicer” of the trust for purposes of Section 1101(j) of Regulation AB under the Securities Act.]

[The Bank of New York Mellon has extensive experience serving as trustee on securitizations of asset-backed securities. The depositor may maintain other banking relationships in the ordinary course of business with the trustee].

Based on the underlying asset information provided at closing, the trustee will calculate the amount of principal and interest to be paid to the trust certificates on each distribution date. Based on the underlying asset information provided at closing, the trustee will perform distribution calculations and remit distributions on the distribution date to holders of trust certificates. On the fifth business day following such distribution date, The Bank of New York Mellon will forward to the depositor, the holders of trust certificates and the rating agency a statement setting forth amounts received by the trustee on behalf of the trust, the amount of the distributions on such distribution date and the aggregate stated amount and notional principal amount, as applicable on each class of trust certificates.

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The trustee will receive an initial fee of $[5,000] and on each anniversary of the closing date, the trustee will receive payment of (i) an annual administration fee of $[5,000] plus (ii) the costs and expenses of the trust’s or trustee’s counsel, accountants and other experts for ordinary or routine consultation or advice in connection with the establishment, administration and termination of the trust plus (iii) an annual fee of $[1,000] for the performance of certain compliance activities pursuant to Regulation AB under the Securities Act. Such amounts will be paid under a fee arrangement with the depositor or its affiliate.

The trust agreement will provide that the trustee may not take any action that, in the trustee’s opinion, would or might cause it to incur extraordinary expenses, unless:

•	the trustee is satisfied that it will have adequate security or indemnity in respect of the costs, expenses and liabilities,
•	the trustee has been instructed to do so by trust certificateholders representing [ ]% of the aggregate principal amount of certificates then outstanding, and
•	the trust certificateholders have agreed that these costs will be paid by the trustee from the trust.

Extraordinary expenses that may be reimbursed to the trustee from the trust may be reimbursed out of available funds on any distribution date before any distributions to trust certificateholders on the distribution date are made, up to a maximum reimbursable amount of $[250,000].

The trustee may at any time resign as trustee under the trust agreement by written notice of its election to do so, delivered to the depositor, and such resignation shall take effect upon the appointment of a successor trustee and its acceptance of such appointment. The depositor or holders of more than 50% of the aggregate voting rights of a series of trust certificates, calculated in accordance with the allocation ratio, may at any time remove the trustee as trustee under the trust agreement by written notice, which in the case of removal by the holders will be 60 days prior to written notice delivered to the trustee.

[In this prospectus supplement, “allocation ratio” means the ratio of the Class A allocation to the Class B allocation. The “Class A allocation” means the present value, discounted at the rate of [__]% per year, of:

(a)	the unpaid interest, except for the payments to be made to Class B trust certificateholders, due or to become due on the underlying securities on or prior to the final distribution date at the rate of [__]%/[distributions then in effect for the Class A trust certificates]; and
(b)	the principal amount of the underlying securities then held by the trust,

in each case assuming that the underlying securities are paid when due and are not accelerated or redeemed prior to their stated maturity date. The “Class B allocation” means the Class B present value, described on page S-8.]

If the trustee notifies the depositor that it elects to resign or the depositor or holders of the trust certificates notifies or notify the trustee that it or they elects or elect to remove the trustee as trustee under the trust agreement, the depositor will, within sixty days after the delivery of the notice of resignation or removal, appoint a successor trustee. If no successor trustee has been appointed within sixty days, the trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Any successor trustee will promptly give notice of its appointment to the holders of trust certificates for which it is successor. In addition, any entity into or with which the trustee may be merged, consolidated or converted shall be the successor of such trustee without the execution or filing of any document or any further act.

Events of Default

An event of default with respect to the trust certificates under the trust agreement will consist of:

•	a default in the payment of any distributions on any underlying securities after it becomes due and payable (subject to any applicable grace period);
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•	a default in the payment of the principal of or any installment of principal of any underlying securities when the same becomes due and payable; and
•	any other event specified as an event of default in the underlying securities indenture.

The trust agreement will provide that, within 10 days after the occurrence of an event of default in respect of the trust certificates, the trustee will give notice to the trust certificateholders, transmitted by mail, of all uncured or unwaived events of default known to it. However, the trustee will be protected in withholding such notice if in good faith it determines that the withholding of the notice is in the interest of the trust certificateholders, except for an event of default relating to the payment of the principal of, or premium (if any) or interest on any of the underlying securities.

No trust certificateholder will have the right to institute any proceeding with respect to the trust agreement, unless:

•	such trust certificateholder previously has given to the trustee written notice of a continuing breach,
•	trust certificateholders evidencing at least the required percentage-remedies of the aggregate voting rights have requested in writing that the trustee institute a proceeding in its own name as trustee,
•	such trust certificateholder or certificateholders have offered the trustee reasonable indemnity,
•	the trustee has for 15 days neglected or refused to institute a proceeding, and
•	no direction inconsistent with a written request has been given to the trustee during such 15-day period by trust certificateholders evidencing at least the required percentage-remedies of the aggregate voting rights.

“Required percentage-remedies” shall mean 66 2/3% of the voting rights.

Voting Rights

At all times, voting rights shall be allocated between the Class A trust certificates and Class B trust certificate classes in accordance with the allocation ratio, described on page S-29   Within each class, voting rights will be allocated pro rata among the trust certificateholders in proportion to the then outstanding stated amounts of their respective trust certificates. The “required percentage-amendment” of voting rights necessary to consent to a modification or amendment is 66 2/3%. No amendment or modification will be permitted which would alter the status of the trust as a grantor trust under the Code. See “Description of the Trust Agreement—Modification and Waiver” on page [45] of the accompanying prospectus.

Voting of Underlying Securities, Modification of Underlying Securities Indenture

The trustee, as holder of the underlying securities, has the right to vote and give consents and waivers in respect of the underlying securities as permitted by DTC and except as otherwise limited by the trust agreement. If the trustee receives a request from DTC, the underlying securities trustee or the underlying securities issuer for its consent to any amendment, modification or waiver of the underlying securities, the underlying securities indenture or any other document relating to the underlying securities or receives any other solicitation for any action with respect to the underlying securities, the trustee shall mail a notice of the proposed amendment, modification, waiver or solicitation to each trust certificateholder of record as of that date. See “Description of the Trust Agreement – Voting Rights with Respect to Underlying Securities” page [48] of the accompanying prospectus.

If an event of default under the underlying securities indenture occurs and is continuing and if directed by all of the outstanding Class A trust certificateholders and Class B trust certificateholders, the trustee shall vote the underlying securities in favor of directing, or take such other action as may be appropriate to direct, the underlying securities trustee to declare the unpaid liquidation amount of the underlying securities and any accrued and unpaid distributions to be due and payable. In connection with a vote concerning whether to declare the acceleration of the underlying securities, the trust certificateholder’s interests may differ from each other.

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Termination of the Trust

The trust shall terminate upon the earliest to occur of:

•	A trust wind-up event, which includes:
o	an underlying security default (A) that affects all underlying securities held by the trust or (B) with respect to any specific underlying securities specified in the prospectus supplement,
o	the consummation of any redemption of, tender for, exercise of any call option on, or other similar transactions with respect to all underlying securities held by the trust,
o	[any credit support default specified in the applicable prospectus supplement,]
o	a failure to file event,
o	[any credit support held by the trust becomes a disqualified credit support as described under “Description of the Trust Agreement—Trust wind-up events and liquidation events” on page [38] of the accompanying prospectus.]
o	the exchange of all outstanding trust certificates for underlying securities pursuant to one or more optional exchanges or otherwise,
o	if the depositor owns 100% of the trust certificates and designates the termination of the trust and a distribution of the proceeds from the sale of the underlying securities to the certificateholders,
o	[specify any additional trust wind-up events];
•	the distribution in full of all amounts due to the trust certificateholders; and
•	the final scheduled distribution date.

An “underlying security default” will occur with respect to an underlying security if any of the following occurs:

                                             i.      the failure of the underlying securities issuer [(or its guarantor)] to pay an installment of principal of, or any amount of interest due on, the underlying securities on the due date, after the expiration of any applicable cure period,

                                            ii.      the initiation by the underlying securities issuer [(or its guarantor)] of any proceedings seeking a judgment of insolvency or bankruptcy or seeking relief under bankruptcy or insolvency laws or similar laws affecting creditor’s rights,

                                          iii.      if not otherwise addressed in clause (ii), the passage of thirty (30) calendar days since the day upon which any person or entity other than the underlying securities issuer initiates any proceedings against the underlying securities issuer seeking a judgment of insolvency or bankruptcy or seeking relief under bankruptcy or insolvency laws or similar laws affecting creditor’s rights and such proceeding has not been dismissed prior to such thirtieth day, or

                                          iv.      [other events of the default in relation to the underlying securities if specified here].

See “Description of the Trust Agreement—Trust wind-up events and liquidation events” on page [38] of the accompanying prospectus.

In addition, the holders of all, but not less than all, outstanding Class A trust certificates and Class B trust certificates may elect to terminate the trust at any time; provided that the exercise of such termination right would

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not cause the trust or the depositor to fail to satisfy the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act. Under the terms of the trust agreement [and the call rights], the Class A trust certificateholders and Class B trust certificateholders will not be entitled to terminate the trust or cause the sale or other disposition of the underlying securities if [and for so long as the call rights remain outstanding, without the consent of the call holders].

If the trust terminates ([other than a result of the exercise of call rights] [or the underlying securities issuer becoming a disqualified issuer]), any underlying securities held by the trust will be liquidated (by sale thereof or in the event of a redemption by delivery to the underlying securities issuer).

[Liquidation events. Liquidation events will not be applicable to the trust.]

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FEES AND EXPENSES

As compensation for and in payment of trust expenses related to its services under the trust agreement, the trustee will receive the following trustee fees as set out in the table below on each distribution date:

Fees and Expenses	General Purpose	Party Receiving Fee or Expense	Source of Funds	Distribution Priority	Amount

Extraordinary trust expenses	To reimburse the trustee for expenses approved by 100% of holders of trust certificates.	The trustee	Available funds in the certificate account.	Has first priority and is paid before any payments are made to the holders of trust certificates	As approved by 100% of holders of trust certificates.

Ordinary trust expenses	To compensate the trustee and to reimburse it for certain expenses.	The trustee	The depositor will pay to the trustee		An annual administration fee of $[5,000] plus the costs and expenses of the trust’s or trustee’s counsel, accountants and other experts for ordinary or routine consultation or advice in connection with the establishment, administration and termination of the trust plus (ii) an annual fee of $[1,000] for the performance of certain compliance activities pursuant to Regulation AB under the Securities Act.

[insert fee or expense title]	[insert description]	[insert description]	[insert description]	[insert description]	[insert $ amount]

TOTAL:					[insert total amount]

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REVIEW OF UNDERLYING SECURITIES

The depositor has performed a review of the disclosure regarding the underlying securities in this prospectus supplement required by Item 1111 of Regulation AB (such disclosure, the “Rule 193 Information”). This review was designed and effected to provide the depositor with reasonable assurance that the Rule 193 Information is accurate in all material respects. The depositor’s review of the underlying securities was limited to (i) confirming that to the best of the depositor’s knowledge the underlying securities satisfy the conditions of Rule 190 under the Securities Act and are permitted to be included in the trust without distribution to investors of independent disclosure regarding the issuer or any guarantor of the underlying securities and (ii) reviewing certain material terms of the underlying securities based on the publicly available forms of agreements governing the underlying securities and summarizing such material terms in the prospectus supplement. The depositor was assisted by its external legal counsel in this respect but did not engage any third party for the purpose of its review of the underlying securities or the underlying securities issuer [or guarantor].

After undertaking the elements of the review described above, the depositor has found and concluded that it has reasonable assurance that the Rule 193 Information in this prospectus supplement is accurate in all material respects. The Trust Agreement does not provide for any “covenant to repurchase or replace an underlying asset for breach of a representation or righty” as contemplated by Item 1104(e) of Regulation AB and Section 943 of Dodd-Frank.

DESCRIPTION OF THE UNDERLYING SECURITIES

General

The underlying securities [and the underlying securities guarantee] represent the [sole][primary] assets of the trust that are available to make distributions in respect of the trust certificates. The primary economic terms of the underlying securities are described in “Summary of Economic Terms” beginning on page S-1 and “Summary Information Q&A” beginning on page S-6 in this prospectus supplement.

This prospectus supplement sets forth certain relevant terms with respect to the underlying securities, but does not provide detailed information with respect thereto or with respect to the underlying securities issuer [and the guarantee] [or the underlying securities guarantor]. This prospectus supplement relates only to the trust certificates offered hereby and does not relate to the underlying securities [or guarantee]. All disclosures contained in this prospectus supplement with respect to the underlying securities issuer[, the underlying securities guarantor,] [and] the underlying securities [and the guarantee] are derived from publicly available documents.

The underlying securities convert into cash in a finite time period and the depositor reasonably believes that [the underlying securities issuer] [and]/[or] [the underlying securities guarantor] (a) [is]/[are] subject to the periodic reporting requirements of the Exchange Act; and (b) [is]/[are] eligible to use a Registration Statement on Form S-3 for [a primary offering of common stock]/[an offering of non-convertible investment grade securities]. As such, the trust will not be providing you with periodic financial information with respect to the underlying securities and we refer you to the periodic reports filed by the underlying securities [issuer]/[guarantor] with the SEC. Those reports should be reviewed by any prospective certificateholder of the trust. [Revisions based on circumstances of underlying securities issuer.]] The rating on the underlying securities will allow at least one investment-grade rating of the trust certificates by a rating agency.

The underlying securities [issuer]/[guarantor] is a [corporation]/[trust] formed under [  ] law [pursuant to the underlying securities indenture]. According to the underlying securities [issuer’s]/[guarantor’s] publicly available documents, it is a [description of the underlying securities issuer and/or underlying securities guarantor].

[The principal executive office of the underlying securities issuer is at [_____________], and its telephone number is [_____] [and]/[or] the principal executive office of the underlying securities guarantor is at [_______] and its telephone number is [----------].]

The [underlying securities issuer] [and]/[or] [the underlying securities guarantor] [is]/[are] subject to the informational requirements of the Exchange Act and file[s] periodic reports and other information with the SEC. You may inspect and copy these reports and other information at the SEC’s public reference facilities located at 100

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F Street, N.E., Washington, D.C. 20549. You may obtain copies of these materials for a fee by writing to the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that [the underlying securities issuer] [and]/[or] [the underlying securities guarantor] [has]/[have] filed electronically with the SEC.

[In addition, you may inspect reports and other information concerning [the underlying securities issuer] [and]/[or] [the underlying securities guarantor] at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

Although we have no reason to believe the information concerning the underlying securities[, the underlying securities guarantee, the underlying securities guarantor] or the underlying securities issuer contained in the prospectus related to the underlying securities [and the underlying securities guarantee] or in [the underlying securities issuer’s] [and]/[or] [the underlying securities guarantor’s] Exchange Act reports [is]/[are] not reliable, we have not participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. Except for information concerning the underlying securities (including that contained under “Description of the Underlying Securities”) and the underlying securities issuer that is expressly stated in this prospectus supplement, we have not made any due diligence inquiry with respect to the underlying securities issuer or the underlying securities. See “Review of Underlying Securities” on page S-35 Revisions based on circumstances of underlying securities issuer]] There can be no assurance that events affecting the underlying securities[, the underlying securities guarantee, the underlying securities guarantor] or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

[The depositor and sponsor will obtain the underlying securities to be deposited in the trust from Merrill Lynch, Pierce, Fenner & Smith Incorporated or another of its broker-dealer affiliates who have acquired the underlying securities at negotiated prices in secondary market transactions.] The depositor estimates the market price of the underlying securities, as of the business day immediately preceding the date of this prospectus supplement, as in the range of [  ]% to [  ]% of their principal amount (plus accrued interest). This market price is based on information about the underlying securities’ trading activity available on the Trade Reporting and Compliance Engine (TRACE) on [  ]. The foregoing market price of the underlying securities is not intended to indicate the market value of the trust certificates.

The trust will have no assets other than underlying securities from which to make distributions of amounts due in respect of the trust certificates [(except in the event call rights are exercised]. Consequently, the ability of trust certificateholders to receive distributions in respect of the trust certificates will depend entirely on the trust’s receipt of payments on the underlying securities [and the guarantee]. You should consider carefully the financial condition of the underlying securities issuer[, the underlying securities guarantor] and [its]/[their] ability to make payments in respect of such underlying securities. This prospectus supplement relates only to the trust certificates being offered hereby and does not relate to the underlying securities[, the guarantee,] [or] the underlying securities issuer [or the underlying securities guarantor]. Information contained in this prospectus supplement regarding the underlying securities issuer [and] [, the underlying securities guarantor,] the underlying securities [and the guarantee] is derived from the [____] relating to the underlying securities as filed with [the SEC] on [___]. None of the depositor, the underwriter or the trustee participated in the preparation of such documents and none of the depositor, the trustee or any of their affiliates take any responsibility for the accuracy or completeness of the information provided therein (other than the information regarding the terms of the underlying securities that is expressly set forth in this prospectus supplement).

You should refer to the underlying securities prospectus for definitions of capitalized terms not defined in this section.

Underlying Securities Indenture

The underlying securities were issued pursuant to an indenture dated as of [__] [between]/[among] the underlying securities issuer[, the underlying securities guarantor] and the underlying securities trustee [as supplemented by a [__] supplemental indenture dated as of [__] [between]/[among] the underlying securities issuer[,

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the underlying securities guarantor] and the underlying trustee]. The underlying securities will mature on [__]. The underlying securities are [__]% of an issue totaling $[__].

The following summaries of certain provisions of the underlying securities[, the guarantee] and the underlying securities indenture do not purport to be complete and are based upon the underlying securities prospectus dated [__] relating to the underlying securities [and the guarantee], and are subject to, and are qualified in their entirety by reference to, all provisions of the prospectus, prospectus supplement and the underlying securities indenture including the definitions therein of certain terms. Wherever particular sections or defined terms of the underlying securities indenture are referred to, it is intended that such sections or defined terms shall be incorporated herein by reference.

Reference is made to the underlying securities prospectus [supplement] for the terms of the underlying securities not set forth herein. Principal, premium, if any, and interest will be payable, and the underlying securities will be transferable, in the manner described in the underlying securities prospectus [supplement].

[The underlying securities indenture does not limit the aggregate principal amount of debt securities that may be issued under the underlying securities indenture and provides that the underlying securities issuer may issue debt securities from time to time in one or more series.] [All debt securities issued under the underlying securities indenture, including the underlying securities, are and will be unconditionally guaranteed as to payment of principal, premium, if any, and interest by the underlying securities guarantor.]

Interest on the underlying securities will be computed on the basis of a [360]-day year consisting of [twelve 30-day months]. If an interest payment date, redemption date or maturity date of any underlying security falls on a day that is not a business day, then payment of principal, premium, if any, or interest will be made on the next succeeding business day.

[No interest will accrue on the amount so payable for the period from such interest payment date, redemption date or maturity date, as the case may be, to the date payment is made.]

[The underlying securities will not be entitled to the benefit of any sinking fund.]

[The underlying securities will be the underlying securities issuer’s unsecured senior obligations that will rank on parity with all of the underlying securities issuer’s other unsecured senior indebtedness from time to time outstanding.]

Events of Default

The underlying securities indenture limits the underlying securities issuer’s ability to engage in certain activities and transactions and requires that the underlying securities issuer perform certain obligations with respect to the underlying securities. Certain events of default contained in the underlying securities indenture with respect to the underlying securities are as follows (capitalized terms used below are defined at the end of this section):

[Description of the events of default contained in the underlying securities indenture.]

Modification and Waiver

[Description of modification and waiver provisions contained in the underlying securities indenture.]

[Redemption

[Description of redemption provisions contained in the underlying securities indenture.]

[Special Event Redemption]

[Description of special event redemption provisions contained in the underlying securities indenture, if any.]

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[Tax Event]

[Description of tax event redemption contained in the underlying securities indenture.]]

[Put Right

The underlying securities indenture provides that the underlying securities issuer is required to offer to repurchase the underlying securities upon the occurrence of a [description of triggering event] [description of any put rights contained in the underlying securities indenture].]

Ranking

[Description of the language regarding the ranking of the underlying securities contained in the underlying securities indenture.]

[Guarantee

[Description of the guarantee provisions contained in the underlying securities indenture or elsewhere.]

[Covenants

According to the underlying securities prospectus, the underlying securities issuer has agreed to certain principal restrictions on its activities for the benefit of holders of the senior debt securities. Unless waived or amended, the restrictive covenants summarized below will apply to the underlying securities as long as any of those underlying securities are outstanding.]

[Limitations on Liens]

[Description of restrictions on liens.]

[Mergers and Similar Transactions]

[Description of restrictions on mergers.]

[Sale and Leaseback]]

[Description of restrictions on sale and leaseback.]

Governing Law

The underlying securities indenture[, the guarantee] and the underlying securities will be governed by, and construed in accordance with, the laws of the State of [New York].

[Information Concerning the Underlying Securities Trustee]

[Description of any conflict of the underlying securities trustee described in the underlying securities indenture.] [Description of the nature of relationship between the underlying securities issuer and the underlying securities trustee under the underlying securities indenture.]

Form, Denomination, Book-Entry Procedures and Transfer

[Description of the form, denomination, book-entry procedures and transfer items contained in the underlying prospectus.]

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[CREDIT ENHANCEMENT AND CREDIT SUPPORT]

The Class A trust certificates will have the benefit of [description of credit enhancement or other support]. All losses not covered by the credit support will be allocated to the trust certificates.

[For any credit enhancement or credit support provider liable or contingently liable to provide payments representing 10% or more of the cash flow supporting any class, add the name, organizational structure and a general description its business. In addition, for any credit enhancement or credit support provider liable or contingently liable to provide payments representing 20% or more of the cash flow supporting the trust property, provide or incorporate by reference financial statements and other information with respect to the credit enhancement provider.]

S-40

[AFFILIATIONS AND CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS]

[Description of whether, and how, the sponsor, depositor or issuing entity is an affiliate of any of the trustee, significant obligor, credit support provider or other material party related to the trust certificates contemplated by Item 1100(d)(1) of Regulation AB (each a “Relevant Party”), as well as, to the extent known and material, if so, and how, any of such Relevant Parties are affiliates of each other (in each case unless separately described in another section of the base prospectus or this supplement).]

[Description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm’s length transaction with an unrelated third party, apart from the transactions included in the issuance of the trust certificates, between the sponsor, depositor or issuing entity and any of the Relevant Parties, or any affiliates of such Relevant Parties, that currently exists or that existed during the past two years and that is material to an understanding of the trust certificates.]

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LEGAL PROCEEDINGS

There are no legal proceedings pending, or any proceedings known to be contemplated by governmental authorities, against the depositor and sponsor, the trustee or the trust, or any property thereof, that is material to the holders of trust certificates.

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UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The discussion under the heading “United States Federal Income Tax Consequences” herein represents the opinion of Cleary Gottlieb Steen & Hamilton LLP with respect to the material United States federal income tax consequences of the purchase, ownership and disposition of Class A trust certificates by a Class A trust certificateholder who acquires its trust certificates on the closing date. This discussion should be read in conjunction with the discussion contained in the prospectus under “U.S. Federal Income Tax Consequences”.

The trust should be treated as a grantor trust for U.S. federal income tax purposes. Accordingly, Class A trust certificateholders generally will be treated as owning a beneficial interest in the assets of the trust (less the interest represented by the Class B trust certificates) and required to include in their gross income their pro rata share of the gross income of the trust (less any income allocated to the Class B trust certificates). U.S. Class A trust certificateholders also may deduct their pro rata share of the fees and other deductible expenses paid by the trust, subject to the limitations otherwise applicable to such deductions, as described in the prospectus under “U.S. Federal Income Tax Consequences – Trust expenses”.

This discussion is based on, and assumes the correctness of, the tax disclosure in the underlying security disclosure document. A prospective purchaser of the Class A trust certificates should read the tax disclosure in the underlying security disclosure document for a description of the U.S. federal income tax consequences of purchasing, holding and disposing of the underlying securities and should consult its own tax advisor with regard to the U.S. federal income tax consequences of purchasing, holding and disposing of the certificates if the underlying securities are treated in a manner different from what is described in the tax disclosure in the underlying security disclosure document.

The taxation of the Class A trust certificates will be as described in the accompanying base prospectus for a trust that has [issued call rights and] issued strip trust certificates.

[Discuss any special features, including original issue discount, contingent debt, amortizable bond premium, acquisition premium, market discount, or foreign currency rules.]

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ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), imposes requirements on employee benefit plans subject thereto, including, without limitation, collective investment funds, separate accounts, and other entities or accounts whose underlying assets include plan assets by reason of a plan’s investment in such entities or otherwise (collectively, referred to as “ERISA Plans”) and on persons who are fiduciaries with respect to those plans. Among other things, ERISA requires that the assets of a plan subject to ERISA be held in trust and imposes general standards of investment prudence and diversification on fiduciaries of the plan.

In addition, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving the assets of ERISA Plans (as well as those plans that are not subject to ERISA but which are subject to Section 4975 of the Code (together with ERISA Plans, “plans”)) and certain persons (referred to as “parties in interest” or “disqualified persons”) having certain relationships to such plans, unless a statutory or administrative exemption applies to the transaction, and impose additional prohibitions where parties in interest and disqualified persons are fiduciaries with respect to a plan. The relevant underlying securities issuer, the depositor, the underwriter, any credit support provider, the trustee and their affiliates may be parties in interest or disqualified persons with respect to plans. A party in interest or disqualified person who engages in a prohibited transaction with a plan may be subject to excise taxes and other liabilities under ERISA and the Code. In addition, a plan fiduciary who causes or allows a prohibited transaction to occur may be subject to civil liability under ERISA. Non-U.S., church, governmental or any other plans that are not subject to ERISA or the Code may be subject to similar restrictions under state, federal or local law (“Similar Law”). Any employee benefit plan or other entity to which such provisions of ERISA, the Code or Similar Law apply, should consult with its legal counsel before purchasing the trust certificates.

The United States Department of Labor (“DOL”) has issued regulations (referred to as the “plan asset regulations”) concerning what constitutes assets of a plan when a plan invests in another entity. Under the plan asset regulations, the underlying assets and properties of corporations, partnerships and specified other entities in which a plan makes an “equity” investment could be deemed for purposes of ERISA and Section 4975 of the Internal Revenue Code to be assets of the investing plan in certain circumstances, unless the ownership by “benefit plan investors” of equity interests in the entity is not “significant.” In general, ownership by benefit plan investors of equity interests in an entity is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the value of any class of equity interests in that entity is held by benefit plan investors. For purposes of the plan asset regulations, the term “benefit plan investor” includes (1) any employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (2) any plan described in Section 4975(e)(1) of the Internal Revenue Code and (3) any entity whose underlying assets include plan assets by reason of a plan’s investment in the entity.

Under the plan asset regulations, for purposes of ERISA and Section 4975 of the Code, the assets of the trust would be deemed to be “plan assets” of a plan whose assets were used to purchase the trust certificates if the trust certificates were considered to be equity interests in the trust and no exceptions to plan asset status were applicable under the regulation. The plan asset regulation defines an “equity interest” as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features, and specifically includes a beneficial interest in a trust.

Certain other exceptions under the plan asset regulations may apply to an entity in which a plan makes an equity investment. Under one such exception, the assets of such an entity are not considered to be plan assets where a plan makes an investment in an equity interest that is a “publicly-offered security.” A “publicly-offered security” is a security that is (a) “freely transferable,” (b) part of a class of securities that is “widely held” (i.e., held by 100 or more investors who are independent of the trust and of one another) and (c) either (i) a part of a class of securities registered under Section 12(b) or 12(g) of the Exchange Act or (ii) sold as part of an offering of securities to the public pursuant to an effective registration statement under the Securities Act and the class of securities of which such security is a part is registered under the Exchange Act within 120 days (or such later time as may be allowed by the Securities and Exchange Commission) after the end of the fiscal year of the issuer during which the offering of such securities to the public occurred (the “Publicly Offered Securities Exception”).

Although no assurances can be given, it is anticipated that the Publicly Offered Securities Exception will be applicable to the trust certificates offered hereby. If, however, the assets of the trust were deemed to be plan assets

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of plans that are holders of the trust certificates, a plan’s investment in the trust certificates might constitute, or in the course of the operation of the trust give rise to, one or more prohibited transactions under ERISA or the Code. Moreover, if trust assets are deemed to be plan assets, by investing the plan’s assets in trust certificates, the investing fiduciary might be deemed to have delegated the fiduciariy’s duty under ERISA to manage the plan’s assets.

Whether or not the assets of the trust constitute assets of an investing plan, the fiduciary of a plan that proposes to purchase and hold the trust certificates should consider, among other things, whether such purchase and holding may involve (i) the direct or indirect extension of credit to a party in interest or a disqualified person, (ii) the sale or exchange of any property between a plan and a party in interest or a disqualified person and (iii) the transfer to, or use by or for the benefit of, a party in interest or a disqualified person, of any plan assets. Depending in part on the type of plan fiduciary making the decision to acquire a trust certificate on behalf of a plan and the circumstances under which such decision is made, Section 408(b)(17) of ERISA or Section 4975(d)(20) of the Code for transactions with certain service providers (the “Service Provider Exemption”) or Prohibited Transaction Class Exemption (“PTCE”) 91-38 (relating to investments by bank collective investment funds), PTCE 84-14 (relating to transactions effected by a “qualified professional asset manager”), PTCE 90-1 (relating to investments by insurance company pooled separate accounts), PTCE 95-60 (relating to investments by insurance company general accounts) and PTCE 96-23 (relating to transactions directed by in-house professional asset managers) (collectively, the “Class Exemptions”) could provide an exemption from the prohibited transaction provisions of ERISA and Section 4975 of the Code. However, there can be no assurance that any of these class exemptions or any other exemption will be available with respect to any particular transaction involving the trust certificates. The trust certificates may not be purchased, held or disposed by any plan or any person investing “plan assets” of any plan to the extent such purchase, holding or disposition would constitute or result in a non-exempt prohibited transaction under the rules of ERISA or Section 4975 of the Code or in any violation of Similar Law.

By its purchase, holding or disposition (including redemption, exercise of any call rights or otherwise) of any trust certificate (or, upon distribution, any underlying securities), the purchaser will be deemed to have represented and warranted that for so long as it holds the trust certificate either that:

•	It is not a plan subject to Title I of ERISA, Section 4975 of the Code or other Similar Law and is not purchasing such trust certificates or interest therein on behalf of, or with “plan assets” of, any such plan, or
•	Its purchase, holding or disposition of a trust certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or in any violation of Similar Law.

The trust agreement provides that each person that acquires a trust certificate, and each fiduciary who causes a person to acquire a trust certificate, in such fiduciary’s individual capacity, agrees to indemnify and hold harmless the depositor, the trustee, the underwriter and their respective affiliates from any cost, damages, loss or expense, incurred by them as a result of the representations of that purchaser or fiduciary not being true.

The discussion set forth above is general in nature and is not intended to be complete. Each plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold trust certificates should determine whether, under the general fiduciary standards of investment prudence and diversification and under the documents and instruments governing the plan, an investment in the trust certificates is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan’s investment portfolio. Any plan proposing to invest in trust certificates should consult with its counsel to confirm that such an investment will not result in a prohibited transaction and will satisfy the other requirements of ERISA and the Internal Revenue Code.

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THE SALE OF ANY TRUST CERTIFICATES TO A PLAN OR A GOVERNMENTAL OR OTHER PLAN IS IN NO RESPECT A REPRESENTATION BY THE TRUST OR MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED THAT SUCH AN INVESTMENT MEETS ALL RELEVANT LEGAL REQUIREMENTS WITH RESPECT TO INVESTMENTS BY PLANS GENERALLY, ANY PARTICULAR PLAN OR ANY SUCH OTHER PLAN, OR THAT SUCH AN INVESTMENT IS APPROPRIATE FOR PLANS GENERALLY, ANY PARTICULAR PLAN OR ANY SUCH OTHER PLAN.

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UNDERWRITING

Subject to the terms and conditions set forth in the underwriting agreement, dated as of [____] as amended and supplemented by the terms agreement, dated as of the date set forth in this prospectus supplement, the depositor has agreed to sell to [Merrill Lynch, Pierce, Fenner & Smith Incorporated], and [Merrill Lynch, Pierce, Fenner & Smith Incorporated] has agreed to purchase, all of the Class A trust certificates. The underwriter proposes to offer the Class A trust certificates directly to the public at the offering price set forth on the cover page of this prospectus supplement or to dealers at that offering price less a concession not in excess of $[__] per Class A trust certificate. The underwriters may allow, and the dealers may reallow, a discount not in excess of $[__] per Class A trust certificate to other dealers. After the initial offering, the public offering price, concession and discount may be changed.

In connection with the offering, the underwriter is permitted to engage in transactions that stabilize the market price of the Class A trust certificates. Such transactions consist of bids or purchases to peg, fix or maintain the price of the Class A trust certificates. If the underwriter creates a short position in the Class A trust certificates, i.e., if it sells more Class A trust certificates than are on the cover page of this prospectus supplement, the underwriter may reduce that short position by purchasing Class A trust certificates in the open market. Purchases of a security in the open market to stabilize the price or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.

Neither we nor the underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Class A trust certificates. In addition, neither we nor the underwriter makes any representation that the underwriter will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The underwriter may from time to time provide investment banking and other financial services to the underlying securities issuer and expects in the future to provide these services, for which it will receive customary fees and commissions. In addition, the underwriter or its affiliates may hold long of short positions with respect to securities or other obligations of the underlying securities issuer or its affiliates (including the underlying scurrilities), or may enter into credit derivative or other derivative transactions with third parties with respect to those obligations. See “Risk Factors—Potential conflicts of interest may exist between the depositor and its affiliates and holders of the trust certificates.”

If the size of the trust is increased, the underwriter may participate in offerings of additional Class A trust certificates, as contemplated on the cover of this prospectus supplement. Additional Class A trust certificates may be sold for cash or delivered to cover short positions as more fully described in the “Underwriting” section on page [83] of the accompanying prospectus.

The underwriting agreement provides that the depositor will indemnify the underwriter against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the underwriter may be required to make in respect thereof.

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VALIDITY OF THE CLASS A TRUST CERTIFICATES

[Cleary Gottlieb Steen & Hamilton LLP, Washington, D.C.,] will pass upon the validity of the Class A trust certificates for the depositor [and for the underwriter].

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($[__] Stated Amount)

PPLUS

CLASS A TRUST CERTIFICATES

SERIES [__]

PROSPECTUS SUPPLEMENT

BofA Merrill Lynch

[                       ]

Until [90] days after the date of this prospectus, all dealers effecting transactions in the offered Class A trust certificates, whether or not participating in the distribution, may be required to deliver a prospectus supplement and the prospectus to which it relates. This requirement is in addition to the obligations of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions. Such delivery obligations may be satisfied by filing the prospectus supplement and prospectus with the Securities and Exchange Commission.

S-49

The information in this prospectus supplement and the accompanying prospectus is not complete and may be changed. This prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus Supplement dated [_______]

PROSPECTUS SUPPLEMENT

(To Prospectus dated [_______])

Merrill Lynch Depositor, Inc.
Sponsor and Depositor

[__] PPLUS CLASS B [__]% [CALLABLE] TRUST CERTIFICATES

($[__] NOTIONAL PRINCIPAL AMOUNT)

PPLUS TRUST SERIES [_______]

Issuing Entity

(Underlying Securities Will Be [___] % [Notes] due [___] Issued by [___])

[Guaranteed to the extent set forth herein by [___]])

Underwriting Discount	Number of Certificates	Distribution Rate	Price to Public
$[--]	[---]	[---]%	$[--]

The Trust Certificates:

•	The trust certificates will be issued in two classes, Class B and Class A. Only the Class B trust certificates are being offered pursuant to this prospectus supplement. The Class B trust certificateholders and Class A trust certificateholders will have an equal right to receive distributions of interest, but [generally] only the Class A trust certificateholders will be eligible to receive distributions of principal, all as discussed in this prospectus supplement. Voting rights between the Class B trust certificate and Class A trust certificate classes will be allocated in accordance with the allocation ratio, described on page S-29.
•	The trust certificates represent an interest in the assets of the trust. The trust’s only assets will consist of the underlying securities described in this prospectus supplement.
•	[The trust certificates are callable. One or more call warrants or options (in either case referred to as “call rights”) will be issued initially to [initial holder]. Under the call rights, the holder of the call rights (referred to herein as the “call holder”) will have the right to purchase the outstanding trust certificates in whole or in part as discussed in this prospectus supplement. The call price will be [the stated amount of each trust certificate called plus accrued and unpaid distributions thereon]. The call rights are not being offered pursuant to this prospectus supplement.]
•	The distributions on the Class B trust certificates will be made [semi-annually]; the first expected distribution date is [__]. Any distributions on the trust certificates will depend on the cash flows generated by the underlying securities [or, in the case of an exercise of the call rights, payments by the call holders].
•	[The Class B trust certificates will have the benefit of [description of credit enhancement or other support].]

•	The trust intends does not intend to have the Class B trust certificates listed on a securities exchange and the trust certificates currently have no trading market and are not insured or guaranteed by any governmental agency. Neither Merrill Lynch, Pierce, Fenner & Smith Incorporated nor any of its affiliates is obligated to make a market in or repurchase the trust certificates.

The Issuing Entity:

•	PPLUS Trust Series [__] will be a trust formed under the laws of the State of New York.
•	The trust will issue trust certificates to Merrill Lynch Depositor, Inc., the depositor. The depositor has agreed to sell the trust certificates to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the underwriter.
•	The underwriter proposes to offer the Class B trust certificates at the offering price set forth above and will initially offer the Class A trust certificates in minimum lots of [40] trust certificates and subsequent increments of [40] trust certificates.

The Underlying Securities:

•	The underlying securities, which the depositor will deposit into the trust for your benefit, will be the only assets of the trust. The underlying securities will consist of [$__] [__]% [Notes] due [__] issued by [__], a [__] [and guaranteed by [__], a [__] to the extent described under “Description of the Underlying Securities—Guarantee” below].

Investing in the trust certificates involves certain risks, which are described in the “Risk Factors” sections beginning on page S-13 of this prospectus supplement and on page [4] of the accompanying prospectus.

The trust certificates represent interests in the issuing entity only and do not represent obligations of or interests in the depositor/sponsor or any of its affiliates. The trust certificates do not represent a direct obligation of the underlying securities issuer [, the underlying securities guarantor] or any of [its/their] affiliates.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus to which it relates is truthful or complete. Any representation to the contrary is a criminal offense.

The Class B trust certificates will be ready for delivery in book-entry form only through The Depository Trust Company on or about [ ].

BofA Merrill Lynch

The date of this prospectus supplement is           .

EUROPEAN ECONOMIC AREA

In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), no offer of Class B trust certificates will be made in connection with this offering to the public in that Relevant Member State, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Class B trust certificates to the public in that Relevant Member State:

(a) in (or in Germany, where the offer starts within) the period beginning on the date of publication of a prospectus in relation to those Class B trust certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive and ending on the date which is 12 months after the date of such publication;

(b) to any legal entity which is a qualified investor as defined in the Prospectus Directive;

(c) to fewer than 100 or, if the Relevant Member State has implemented the relevant provision of the 2010 PD Amending Directive, 150, natural or legal persons (other than qualified investors as defined in the Prospectus Directive), as permitted under the Prospectus Directive; or

(d) at any time in any other circumstances falling within Article 3(2) of the Prospectus Directive.

For purposes of this provision, the expression an “offer of Securities to the public” in relation to any Class B trust certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Class B trust certificates to be offered so as to enable an investor to decide to purchase or subscribe the Class B trust certificates, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC (and amendments thereto, including Directive 2010/73/EU, to the extent implemented in the Relevant Member State), and includes any relevant implementing measure in the Relevant Member State.

UNITED KINGDOM

The underwriter represents and agrees that:

(a)	it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Notes in circumstances in which section 21(1) of the FSMA does not apply to the Issuers; and
(b)	it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by them in relation to the Notes in, from or otherwise involving the United Kingdom.

NOTICE TO UNITED KINGDOM INVESTORS

THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS ARE ONLY BEING DISTRIBUTED TO AND ARE ONLY DIRECTED AT (I) PERSONS WHO ARE OUTSIDE THE UNITED KINGDOM OR (II) INVESTMENT PROFESSIONALS FALLING WITHIN ARTICLE 19(5) OF THE FINANCIAL SERVICES AND MARKETS ACT 2000 (FINANCIAL PROMOTION) ORDER 2005 (THE “ORDER”) OR (III) HIGH NET WORTH COMPANIES, AND OTHER PERSONS TO WHOM IT MAY

LAWFULLY BE COMMUNICATED, FALLING WITHIN ARTICLE 49(2)(A) TO (D) OF THE ORDER (ALL SUCH PERSONS TOGETHER BEING REFERRED TO AS “RELEVANT PERSONS”). THIS PROSPECTUS SUPPLEMENT AND THE ACCOMPANYING PROSPECTUS IS DIRECTED ONLY AT RELEVANT PERSONS AND MUST NOT BE ACTED ON OR RELIED ON BY PERSONS WHO ARE NOT RELEVANT PERSONS. ANY INVESTMENT OR INVESTMENT ACTIVITY TO WHICH THIS DOCUMENT RELATES IS AVAILABLE ONLY TO RELEVANT PERSONS AND WILL BE ENGAGED IN ONLY WITH RELEVANT PERSONS.

Prospectus Supplement

Prospectus

The depositor has not, and the underwriter has not, authorized any other person to provide you with information other than that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information you should not rely on it. The depositor is not, and the underwriter is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the respective dates of such documents. Our business, financial condition, results of operations and prospects may have changed since such dates.

i

SUMMARY OF ECONOMIC TERMS

This summary highlights the principal economic terms of the underlying securities and of the trust certificates being issued by the trust. It does not contain all of the information that you need to consider in making your investment decision. To understand all of the terms of the offering of the trust certificates, you should read carefully this prospectus supplement and the accompanying prospectus.

The Trust Certificates

Depositor and Sponsor	Merrill Lynch Depositor, Inc. The depositor is also the “sponsor” with respect to the trust certificates for purposes of Item 1101(l) of Regulation AB promulgated under the Securities Act of 1933 and references to the “depositor” herein also include the depositor in its capacity as sponsor.

The Issuing Entity	PPLUS Trust Series [__], the “trust,” formed by Merrill Lynch Depositor, Inc. and the trustee.

Securities offered	PPLUS Class B [__]% [Callable] Trust Certificates Series [__].

Initial number of trust certificates	[__].

Original issue date; closing date	[__].

Distributions

General

All distributions of payments or underlying securities will be made on a pro-rata basis to the holders of the respective trust certificate class. The Class B trust certificateholders and Class A trust certificateholders will have an equal right to receive distributions of interest. The distributions of principal to Class A trust certificateholders will be subordinate to those distributions of interest.

Any distributions on the trust certificates will depend on the cash flows generated by the underlying securities [or, in the case of an exercise of the call rights, payments by the call holders]. An investment in the trust certificates will expose you to the credit risk of the underlying securities issuer.

If the underlying securities issuer of concentrated underlying securities ceases to file Exchange Act reports or ceases to satisfy the requirements of Rule 3-10 of Regulation S-X of the Securities Act, then a distribution of underlying securities may be made to you following liquidation of underlying securities necessary to pay any unpaid trustee expenses. For more information, see “Description of the Trust Certificates—Distribution of Underlying Securities.”

Distribution dates	(a) [ ] and [ ] of each year (or, if such date is not a business day, the next succeeding business day) commencing on [ ] and ending on the final scheduled distribution date, (b) any date on which a distribution is made in connection with a liquidation event or a trust wind-up event or (c) any date on which a redemption amount is distributed.

Record date	Distributions will be made to the persons in whose names the trust certificates are registered on the business day immediately prior to each distribution date.

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Final scheduled distribution date	[ ].

Class B trust certificates

Rate of distributions	[__] % per year on the notional principal amount of the Class B trust certificates.

Principal distribution	The holders of the Class B trust certificates will [generally] not receive a distribution of the principal amount of the underlying securities [,except in the event of a redemption of the underlying securities by the underlying securities issuer. See “Description of the Trust Certificates—Redemption” below].
Class A trust certificates

Aggregate stated amount	$[__].

Rate of distributions	[__] % per year on the stated amount of the Class A trust certificates.

Principal distribution	The holders of the Class A trust certificates will receive a distribution of the principal amount of the underlying securities on the final scheduled distribution date[, unless the trust certificates are earlier purchased pursuant to an exercise of call rights or the trust is terminated before that date as described herein.].

Deposited assets	The deposited assets will consist of the underlying securities. See “Description of the Underlying Securities” below.

[Credit support and credit enhancement	The Class B trust certificates will have the benefit of [description of credit enhancement or other support]. All losses not covered by the credit support will be allocated to the trust certificates.]

Liquidation and other performance triggers	Underlying securities may be removed from the trust in the event of a redemption of the underlying securities, the exercise of an optional exchange, if the underlying securities issuer ceases to file Exchange Act reports or a tender offer for the underlying securities or upon a default on the underlying securities. See “Description of the Trust Certificates.” In addition, underlying securities may be substituted for other securities in the event of an exchange offer by the underlying securities issuer if, among other things, all of the holders of trust certificates [and the call holders] vote to accept the offer. See “Description of the Trust Agreement—Voting of Underlying Securities, Modification of Underlying Securities Indenture.”

Cut-off date	[ ]. The cut-off date is the date from which all interest accrued on, payments on or collections in respect of the underlying securities are attributed to the trust certificates.

[Put Rights	Upon the occurrence of [certain events], holders of the underlying securities will have the option to tender their underlying securities to the underlying securities issuer, [[in whole] [or]/[but not] [in part]], pursuant to a repurchase offer. [If notice of a repurchase offer is received by the trustee, the trustee will determine the aggregate market price of all outstanding trust certificates and, if such aggregate market price is less than the aggregate repurchase proceeds payable by the underlying securities issuer upon a tender of all underlying securities held by the trust, the trustee will tender for repurchase all such underlying securities and distribute the associated

S-2

repurchase proceeds to the trust certificateholders. [Call holders will be given the opportunity to exercise their rights to purchase trust certificates from trust certificateholders prior to the repurchase of underlying securities by the underlying securities issuer at a price of $[__] per Class B trust certificate.] See “Description of the Trust Certificates—Put Rights” on page S-23.]

[Call Rights

The trust certificates may be called for redemption by the holder of call rights as described in “Description of the Trust Certificates—Call Rights.”

On the closing date, the call rights will be held by [initial holder]. The call rights may be sold or transferred at any time in whole or in part to one or more qualified institutional buyers (as defined in Rule 144A under the Securities Act), and further sold or transferred by any such subsequent holder(s) pursuant to Rule 144A from time to time.

Call rights may be exercised on any business day that a call holder designates as a “Call Date” [(i) on or after [          ] or (ii) before [          ]] upon the occurrence of the following [brief description of when call may be exercised.]

If a call holder also holds trust certificates on the date of the exercise of call rights, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called.]

[Mandatory redemption	The trust certificates will be redeemable on a redemption of the underlying securities. Upon such redemption, the Class B trust certificates will receive [only] accrued and unpaid distributions up to the redemption date [and the Class B present value amount described on page S-8. Upon such redemption, the redemption price of each Class A trust certificate will be no less than the stated amount of $[ ] plus any accrued and unpaid distributions up to the redemption date. See “Description of the Underlying Securities—Redemption” below.]

Denominations; specified currency	The Class B trust certificates will each have a notional principal amount of $[ ] and will be denominated and payable in U.S. dollars. The underwriter will initially offer the Class B trust certificates in minimum lots of [ ] trust certificates and subsequent increments of [ ] trust certificates.

Collection periods	[Semi-annual] periods (or, in the case of the first collection period, from and including the original issue date to, and including, the first distribution date). Any income to the trust, including interest payments on underlying securities, collected during a collection period will be used to pay the trust’s obligations to the Class B trust certificateholders and Class A trust certificateholders, the trustee and others as set out in the series supplement.

Form of trust certificate	Book-entry certificates with The Depository Trust Company, or DTC. See “Description of the Trust Certificates—Definitive Trust Certificates” on page S-21. Distributions will be settled in immediately available (same-day) funds.

Trustee	[The Bank of New York Mellon.]

Trustee Compensation	As compensation for and in payment of trust expenses related to its services under the trust agreement (other than extraordinary expenses), on each distribution date, the trustee will receive payment of (i) an initial fee of $[ ] plus (ii) an annual administration fee of $[ ]

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plus (iii) the costs and expenses of the trust’s or trustee’s counsel, accountants and other experts plus (iii) an annual fee of $[ ] for the costs and expenses related to the performance of certain compliance activities pursuant to Regulation AB under the Securities Act. Such amounts will be paid under a fee arrangement with the depositor. See “Description of the Trust Agreement—The Trustee.”

Ratings

One or more rating agencies is expected to assign a rating to the Class B trust certificates, and any such rating will depend on the ratings of the underlying securities [issuer]/[guarantor]. Any downgrade by a rating agency of its rating of the underlying securities [issuer]/[guarantor] below the rating of the underlying securities would likely result in a downgrade of its ratings with respect to the Class B trust certificates. A rating agency may maintain ongoing rating surveillance with respect to the Class B trust certificates, but the depositor will not monitor any changes in the rating of the Class B trust certificates after their issuance. The depositor is not required to maintain or enter into any arrangement to maintain the public rating in relation to the Class B trust certificates.

It is a condition to the issuance of the Class B trust certificates that the Class A trust certificates have ratings assigned by [Moody’s] or by [S&P] or both, equivalent to the ratings of the underlying securities.

Class B Trust Certificate CUSIP number	[__]

Class A Trust Certificate CUSIP number	[__]

The Underlying Securities

Underlying securities	[__]% [Notes] due [__] issued by the underlying securities issuer [and fully and unconditionally guaranteed by the underlying securities guarantor].

Underlying securities issuer	[__].

[Underlying securities guarantor	[__] has fully and unconditionally guaranteed the underlying securities issuer’s obligation on the underlying securities to the extent described below under “Description of the Underlying Securities—Guarantee.”]

Underlying securities trustee	[__].

Underlying securities original issue date	[__].

Underlying securities final payment date	[__].

Denominations; specified currency	The underlying securities are denominated and payable in U.S. dollars and are available in minimum denominations of $[__] and [in integral] multiples [of $___ in excess] thereof.

Underlying securities payment dates	[__] and [__], or if any such date is not a business day, then the next succeeding business day to the persons in whose names the underlying securities are registered at the close of business on the [__] or [__],

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respectively, immediately prior to the relevant interest payment date, subject to certain exceptions.

Underlying securities rate	[__]% per year.

Underlying securities distribution periods	[Semi-annual] periods.

[Redemption	[Brief description of redemption provisions contained in the underlying securities indenture.] See “Description of the Underlying Securities—Redemption” on page S-22.]

[Tax event redemption	[Brief description of redemption in connection with a tax event contained in the underlying securities indenture.] See “Description of the Underlying Securities—Tax Event” on page S-38.]

[Special event redemption	[Brief description of how a special event redemption will change maturity, redemption or other aspects of the underlying securities.] See “Description of the Underlying Securities—Special Event Redemption” on page S-37.]

[Put right	Upon the occurrence of [Brief description of put right and triggering event], the underlying securities issuer will offer, no more than [ ] days following the [triggering event], to repurchase all of the outstanding underlying securities. Each holder of underlying securities will have the option to tender to the underlying securities issuer its underlying securities, in whole [or in part], for repurchase. The repurchase price will equal [brief description of put price]. For details of the repurchase of underlying securities see “Description of the Underlying Securities—Put Rights” on page S-22.]

Form of security	Book-entry securities with DTC.

Underlying securities’ CUSIP number	[__].

S-5

The following diagram outlines the structure of the transactions contemplated in this prospectus supplement.

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SUMMARY INFORMATION Q&A

The following information supplements, and should be read together with, the information contained in other parts of this prospectus supplement and in the accompanying prospectus. This summary highlights selected information from this prospectus supplement and the accompanying prospectus to help you understand the trust certificates. You should carefully read this prospectus supplement and the accompanying prospectus to understand fully the terms of the trust certificates, as well as the tax and other considerations that are important to you in making a decision about whether to invest in the trust certificates. You should pay special attention to the “Risk Factors” section beginning on page S-13 of this prospectus supplement and on page [5] of the accompanying prospectus to determine whether an investment in the trust certificates is appropriate for you.

For your convenience, we make reference to specific page numbers in this prospectus supplement and the accompanying prospectus for more detailed information on some of the terms and concepts used throughout this prospectus supplement.

What Are the Trust Certificates?

Each trust certificate represents a proportionate, undivided beneficial interest in [semi-annual] cash distributions to be made by the trust. The underwriter is offering the Class B trust certificate with a notional principal amount of $[ ] per trust certificate. The trust certificates will consist of two classes. Only the Class B trust certificates are being offered pursuant to this prospectus supplement. All payments on the trust certificates will come from the underlying securities [or the call holder if the call rights are exercised.]

The trust certificates represent interests in the issuing entity only and do not represent the obligations of or any interest in the depositor/sponsor or any of its affiliates.

Who Is the Trust?

PPLUS Trust Series [__] will be a trust formed under the laws of the State of New York. The trust certificates issued by the trust will be sold to the public. The trust certificates will be issued pursuant to the Standard Terms for Trust Agreements between Merrill Lynch Depositor, Inc. and [The Bank of New York Mellon], as trustee and securities intermediary, as amended and supplemented by the Series [__] Supplement (the “series supplement”), between Merrill Lynch Depositor, Inc., as depositor, and the trustee and securities intermediary, to be dated the certificate issuance date (collectively, the “trust agreement”).

Who Is the Depositor?

Merrill Lynch Depositor, Inc., incorporated in the State of Delaware as an indirect, wholly owned, limited purpose subsidiary of Bank of America Corp., is the depositor and will deposit the underlying securities into the trust. See “The Depositor & Sponsor” on page [15] of the accompanying prospectus. The depositor is an affiliate of Merrill Lynch Pierce, Fenner & Smith, Incorporated, the underwriter of this offering.

What Are the Important Dates to Remember?

Delivery of the trust certificates will be made on the issue date, as set forth in the summary. This prospectus supplement describes the underlying securities held by the trust as of the cut-off date, as set forth in this prospectus supplement.

What Are the Trust’s Assets?

The initial assets of the trust will be the underlying securities consisting of $[__] [__]% [underlying securities] due [__] issued by [__], a [__] [and guaranteed by [___] to the extent set forth under “Description of the Underlying Securities—Guarantee” on page S-38]. The underlying securities held by the trust will represent [__]% of the total issuance of the [__]% [underlying securities] due [__]. The underlying securities were issued pursuant to an indenture dated as of [__] [between]/[among] the [underlying securities guarantor,] the underlying securities issuer and the underlying securities trustee. [Pursuant to a registration statement filed by the [underlying securities issuer] [and] [the underlying securities guarantor] on Form S-3 (No.  [__]), the underlying securities were originally

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issued in the form of book-entry securities deposited with The Depository Trust Company, New York, New York, or DTC. The underlying securities have a CUSIP number of [__].

The underlying securities [will mature]/[do not have a fixed maturity date, but will be redeemed] on [__] [, unless redeemed earlier as described under “Description of the Underlying Securities—Redemption” below]. The principal amount of the underlying securities will be payable to the trust on [__]. The depositor may not increase the amount of the initial assets of the trust and issue additional Class B trust certificates and Class A trust certificates.

Underlying securities may be removed from the trust in the event of [a redemption of the underlying securities,] an optional exchange, a tender offer or a default on the underlying securities or if the underlying securities issuer ceases to file Exchange Act reports. See “Description of the Trust Certificates.” [In addition, underlying securities may be substituted for other securities in the event of an exchange offer by the underlying securities issuer if, among other things, all of the holders of trust certificates and the call holders vote to accept the offer.] See “Description of the Trust Agreement—Voting of Underlying Securities, Modification of Underlying Securities Indenture.”

[When Can Payment of Your Distributions Be Deferred?

The underlying securities issuer can, on one or more occasions, defer interest payments on the underlying securities [description of when such payments may be deferred in accordance with the underlying securities indenture].

If the underlying securities issuer does defer interest payments on the underlying securities, the trust will also defer payment of distributions on the trust certificates. During this deferral period, distributions will continue to accrue on the Class B trust certificates at an annual rate of [__]% of the notional principal amount of $[   ] per trust certificate. Also, the deferred distributions will themselves accrue distributions at an annual rate of [__]%.

Should the underlying securities issuer exercise its right to defer payments of interest on the underlying securities, you will be required to accrue interest income for United States federal income tax purposes before you receive cash distributions. See “United States Federal Income Tax Consequences” on page S-42 and “Risk Factors—If the underlying securities issuer exercises its option to defer interest payments on the underlying securities, the trust certificateholders may face adverse tax consequences” on page S-18.]

When Will You Receive [Semi-annual] Distributions?

If you purchase the Class B trust certificates, you will be entitled to receive cash distributions at an annual rate of [__]% of the notional principal amount of $[   ] per trust certificate. Distributions will accumulate from the date the trust issues the trust certificates and will be paid in arrears on [__] and [__] of each year, beginning on [__] and ending on [__], unless the final scheduled distribution date is advanced for any reason. Each [semi-annual] distribution on the trust certificates represents a portion of the interest accrued on the underlying securities from the cut-off date or the previous distribution date, as applicable, to, but not including, each distribution date. Such interest is paid to the trust on each distribution date, in accordance with the terms of the underlying securities.

Distributions on the trust certificates will depend on the cash flows generated by the underlying securities [or, in the case of an exercise of the call rights, payments by the call holders]. An investment in the trust certificates will expose you to the credit risk of the underlying securities issuer.

When Will the Trust Certificates Be Subject to Call Rights?

[Call rights will be issued to a call holder or holders, which will initially be an affiliate of Merrill Lynch Depositor, Inc., in a private placement. The call right gives its holder the option to purchase your trust certificates in whole or in part.]

[Call rights may be exercised on any business day that a call holder designates as a “Call Date” [(i)] on or after [          ] [or (ii) before [          ] upon the occurrence of the following:

•	the announcement of any redemption or repurchase of the underlying securities,
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•	the announcement of any other unscheduled payment of the underlying securities,
•	receipt of notice of termination of the trust,
•	when a tender offer for the underlying securities is pending, [or]
•	[if the underlying securities [issuer / guarantor] ceases to file Exchange Act reports or ceases to satisfy the requirements of Rule 3-10 of Regulation S-X of the Securities Act (a “failure to file event”)].]

[In each case, the exercise of call rights will be subject to certain advance notice requirements as described in “Description of the Trust Certificates—Call Rights.”]

[In addition, all outstanding call rights will be exercised automatically at any time upon an acceleration of the underlying securities and payment in full by the underlying securities issuer of all amounts when due where the acceleration payment exceeds the sum of (i) the stated amount of the Class A trust certificates plus any distributions on the Class A trust certificates accrued and unpaid to the date of payment and (ii) the Class B present value amount, described below, plus any distributions on the Class B trust certificates accrued and unpaid to the date of payment. The Class B trust certificates will be purchased at the Class B present value amount plus any accrued and unpaid distributions to the date of payment, the Class A trust certificates will be purchased at their stated amount plus any accrued and unpaid distributions to the exercise date, and any remaining proceeds from such acceleration payment will be paid to the call holders.]

[If a call holder also holds trust certificates on the date of the exercise of call rights, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called.]

[We cannot assure you that the call holders will purchase your trust certificates prior to the final scheduled maturity date. For additional information on the exercise of call rights, see “Description of the Trust Certificates—Call Rights” on page S-24.]

When Can the Trust Redeem the Trust Certificates?

The trust will redeem all of the outstanding trust certificates when the underlying securities are paid at maturity on [   ] (the “stated maturity date”) or on their earlier redemption if the underlying securities are redeemed [or repurchased]. The underlying securities issuer may redeem [or repurchase] all or some of the underlying securities before the stated maturity date at its option as more fully described under “Description of the Underlying Securities—Redemption” on page S-22. If the underlying securities issuer redeems fewer than all of the underlying securities then the trustee will select a notional principal amount of Class B trust certificates and a stated amount of Class A trust certificates, in each case proportional to the amount of underlying securities being redeemed and redeem those trust certificates for a pro rata portion of the redemption price. See “Description of the Trust Certificates—Redemption” below. [If the underlying securities are redeemed, (i) the Class B trust certificateholders will receive the sum of the present values at the exercise date, discounted at the rate of [__]% per year, of the unpaid distributions to become due in respect of the distributions to be made to the Class B trust certificateholders by the trustee (assuming, for the purposes of that calculation, that the underlying securities would have been paid in full at their stated maturity date, that such payment default had not occurred [and that no portion of the underlying securities would have been redeemed prior to that stated maturity date]) (the “Class B present value amount”) plus any distributions on the Class B trust certificates accrued and unpaid to the date of payment and (ii) , the Class A trust certificate holders will received the stated amount of the Class A trust certificates plus any distributions on the Class A trust certificates accrued and unpaid to the date of payment.]

[Upon redemption of the underlying securities, the call holders will have the right to exercise their call rights and their call rights may be automatically exercised. See “—When Will the Trust Certificates Be Subject to Call Rights?” above. Upon exercise of any call rights, the trustee will select a notional principal or stated amount of Class B trust certificates or Class A trust certificates, as applicable, to be surrendered to the trustee in exchange for a pro rata portion of the applicable call exercise price; however, if the call holder also holds trust certificates on the date of the exercise of call rights, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called. Following its receipt of the trust certificates called, the trustee will surrender the called trust certificates to the exercising call holders.

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[If notice of a repurchase offer is received by the trustee, the trustee will determine the aggregate market price of all outstanding trust certificates and, if such aggregate market price is less than the aggregate repurchase proceeds payable by the underlying securities issuer upon a tender of all underlying securities held by the trust, the trust will tender for repurchase all such underlying securities and distribute the associated repurchase proceeds to the trust certificateholders.] [Call holders will be given the opportunity to exercise their rights to purchase trust certificates from trust certificateholders prior to the repurchase of underlying securities by the underlying securities issuer.]

[What Is [______________]’s Guarantee of the Underlying Securities?

Pursuant to the [underlying securities indenture] [and]/[or] [the guarantee endorsed on the underlying securities by [__________], as underlying securities guarantor], the underlying securities guarantor has agreed to fully and unconditionally guarantee the due and punctual payment of the principal of, premium, if any, and interest on the underlying securities when those amounts become due and payable, whether at maturity, upon redemption or otherwise.

If the underlying securities issuer does not make a payment on the underlying securities, the trust will not have sufficient funds to make payments on the trust certificates. The underlying securities guarantor’s obligations under the guarantee ranks equally with its obligations to make payments on all of its other liabilities, except as discussed elsewhere in this prospectus supplement.

Description of any further information regarding the guarantee contained in the guaranty and/or the [underlying securities indenture. See “Description of the Underlying Securities—Guarantee” on page S-38.]

What Happens If There Is a Payment Default on the Underlying Securities?

If there is a payment default on the underlying securities:

•         [First, the call holders will have an opportunity to exercise their call rights upon notice of not less than [five] days prior to the date the trustee sells the underlying securities as set forth below. The trustee will distribute the proceeds from such exercise pro rata as follows: (i) to the Class A trust certificateholders in an amount equal to the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the exercise date; and (ii) to the Class B trust certificateholders in an amount equal to the Class B present value amount, described on page S-9, plus any accrued and unpaid distributions to the exercise date.]

•         On or promptly after the [30th] day after such payment default, the trustee will retain the agent specified in the Market Agent Agreement (the “Market Agent”) to sell the underlying securities. The Market Agent, on behalf of the trust, will sell the underlying securities to the highest bidders among not less than three solicited bidders for such underlying securities (one of which bidders may include Merrill Lynch, Pierce, Fenner & Smith Incorporated or any affiliate thereof; provided, however, that neither Merrill Lynch, Pierce, Fenner & Smith Incorporated nor any of its affiliates will be under any obligation to bid, and which bidders need not be limited to recognized broker dealers). In the sole judgment of the Market Agent, bids may be evaluated on the basis of bids for a single underlying security, a portion of the underlying securities or all of the underlying securities being sold or any other basis selected in good faith by the Market Agent. The trustee will distribute the proceeds from any such sale of the underlying securities pro rata to the Class A trust certificateholders. [Upon such sale, any call rights that remain outstanding will expire and have no value.]

If, after any default and prior to the trustee selling the underlying securities, there is an acceleration of the maturity of the underlying securities and the underlying securities are declared to be immediately due and payable:

•                     If the underlying securities issuer [or the underlying securities guarantor] pays only a portion of such amount when due, then the trustee will retain the Market Agent to sell the underlying securities in the manner set forth above. The trustee will distribute any payments received on the underlying securities following acceleration and any proceeds from the sale of the underlying securities pro rata to the Class A trust certificateholders.

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•                     [If the underlying securities issuer [or the underlying securities guarantor] pays all amounts due upon an acceleration of the underlying securities and if such payment equals or exceeds the amount necessary to trigger the automatic exercise of all outstanding call rights as described above on S-8, then all call holders will be deemed to have automatically exercised their outstanding call rights. From the acceleration payment, first, the Class A trust certificates will be purchased at their stated amount plus any accrued and unpaid distributions to the exercise date, second the Class B trust certificates will be purchased for the Class B present value amount, and third any remaining proceeds will be paid [to the call holders].]

[Following any acceleration of the underlying securities, the call holders will have an opportunity to exercise their call rights upon notice of not less than five days prior to the date the Market Agent sells the underlying securities and/or distributes any amounts paid by the underlying securities issuer. Proceeds from the call holders’ exercise of their call rights will be distributed pro rata as follows: (i) to the Class B trust certificateholders in an amount equal to the Class B present value amount plus any accrued and unpaid distributions to the exercise date; and (ii) to the Class A trust certificateholders in an amount equal to the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the exercise date.]

What Happens if the Underlying Securities [Issuer][Guarantor] Ceases to File Exchange Act Reports?

If a failure to file event occurs with respect to the underlying securities issuer [or the underlying securities guarantor], it will be a trust wind-up event, in which case:

•         First, the call holders will have [   ] days from the date the trustee delivers notice of such event to the call holders to exercise their call rights if they so choose, and the proceeds from such exercise will be distributed pro rata as follows: (i) to the Class A trust certificateholders in an amount equal to the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the exercise date; and (ii) to the Class B trust certificateholders in an amount equal to the Class B present value plus any accrued and unpaid distributions to the exercise date.]

•         Thereafter, within [   ] business days of the expiration of the call rights exercise period, the trustee will distribute all remaining underlying securities pro rata to the Class A trust certificateholders following the sale of sufficient underlying securities to pay any unpaid trustee expenses.

In What Form Will the Trust Certificates Be Issued?

Except in limited circumstances, the trust certificates will be represented by one or more global securities that will be deposited with and registered in the name of DTC or its nominee. This means that you will not receive a certificate for your Class B trust certificates. The Class B trust certificates will be ready for delivery through DTC on or about the date set forth in this prospectus supplement. The trust certificates will have the CUSIP number set forth in this prospectus supplement.

How Will the Trust Be Treated for United States Federal Income Tax Purposes?

The trust will not be classified as a corporation or as an association taxable as a corporation and should be treated as a grantor trust for U.S. federal income tax purposes. See “United States Federal Income Tax Consequences” on page S-42.

[Will the Trust Certificates Be Listed on a Stock Exchange?

The trust does not intend to apply to have the Class B trust certificates listed on a securities exchange.]

[Will the Trust Certificates Be Rated?

It is a condition to the issuance of the Class B trust certificates that the Class B trust certificates have ratings assigned by one or more rating agencies, and any such rating will depend on the ratings of the underlying security. We cannot assure you that any such rating will continue for any period of time or that it will not be revised or withdrawn entirely by the related rating agency if, in its judgment, circumstances (including, without limitation, the rating of the underlying securities) so warrant. A revision or withdrawal of such rating may have an adverse effect on the market price of the Class B trust certificates. A security rating is not a recommendation to buy, sell or

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hold securities. The rating on the Class B trust certificates does not constitute a statement regarding the occurrence or frequency of redemption of the underlying securities and the corresponding effect on yield to investors.]

Can an Employee Benefit Plan Purchase the Trust Certificates?

An employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan subject to Section 4975 of the Internal Revenue Code (the “Code”) or a non-U.S., church, governmental or any other plan subject to substantially similar provisions under state, federal or local law (“Similar Law”) are not permitted to purchase Class B trust certificates.

Where Can You Find More Information About the Underlying Securities Issuer?

The [underlying securities issuer] [underlying securities guarantor] [is] [are each] subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which means that it files periodic reports, including reports on Forms 10-K and 10-Q, and other information with the Securities and Exchange Commission (the “SEC”). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC’s Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the [underlying securities issuer]/[underlying securities guarantor] has filed electronically with the SEC. In addition, you may inspect reports and other information concerning the [underlying securities issuer]/[underlying securities guarantor] at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

The [underlying securities issuer]/[underlying securities guarantor] filed with the SEC a registration statement on Form S-3 (the “registration statement,” which term shall include all amendments, exhibits, annexes and schedules thereto) pursuant to the Securities Act of 1933, as amended, and a prospectus supplement, as amended, with respect to the underlying securities [and the underlying securities guarantee]. The prospectus and the prospectus supplement relating to the underlying securities [and the underlying securities guarantee] do not contain all the information set forth in the registration statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information with respect to the [underlying securities issuer]/[underlying securities guarantor], you should refer to the underlying securities prospectus supplement, the underlying securities registration statement and its exhibits and the underlying securities indenture, as supplemented. Statements contained in this prospectus supplement as to the contents of any contract or other document are not necessarily complete, and in each instance reference is made to the copy of such contract or document filed with the SEC, each such statement being qualified in all respects by such reference.

You should not rely on this prospectus supplement for information with respect to the underlying securities issuer [or the underlying securities guarantor]. This prospectus supplement sets forth certain relevant terms with respect to the underlying securities [and the underlying securities guarantee], but does not provide detailed information with respect to the underlying securities[, the underlying securities guarantee][,]/[or] the underlying securities issuer [or the underlying securities guarantor]. This prospectus supplement relates only to the Class A trust certificates offered hereby and does not relate to the underlying securities [or the underlying securities guarantee or] an offer therefor. All disclosure contained herein with respect to the underlying securities issuer [and the underlying securities guarantor] is derived from publicly available documents. The depositor takes responsibility for the information regarding the underlying securities that is expressly set forth in the applicable prospectus supplement but none of the information in the publicly available documents relating to the underlying securities and the underlying securities issuer that are incorporated by reference.

No investigation with respect to the underlying securities issuer [or the underlying securities guarantor] (including, without limitation, no investigation as to [its/their] financial condition or creditworthiness) or of the underlying securities [or the underlying securities guarantee] has been made. You should obtain and evaluate the same information concerning the underlying securities issuer [and the underlying securities guarantor] as you would obtain and evaluate if you were investing directly in the underlying securities [or the underlying securities guarantee] or in other securities issued by the underlying securities issuer [or the underlying securities guarantor].

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None of the depositor, the trustee, the underwriter, or any of their affiliates, assumes any responsibility for the accuracy or completeness of any publicly available information of the underlying securities issuer [or the underlying securities guarantor] filed with the SEC or otherwise made publicly available or considered by you in making your investment decision in connection therewith (other than the information regarding the terms of the underlying securities expressly set forth in this prospectus supplement).

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RISK FACTORS

Your investment in the Class B trust certificates will involve material risks. You should carefully consider the following discussion of risks, and the other information included or incorporated by reference in this prospectus supplement and the accompanying prospectus, before deciding whether an investment in the Class B trust certificates is suitable for you.

The only sources of cash of the trust are the distributions from the underlying securities [proceeds of call rights, if exercised]. You may not be paid any distributions and may lose your entire investment if the assets of the trust are insufficient.

Currently, the trust has no significant assets other than the underlying securities [,unless any call right is exercised]. If the underlying securities are insufficient to make payments or distributions on the trust certificates, no other assets will be available for payment of the deficiency.

The trust certificates are subject to the creditworthiness of the underlying securities issuer [and the underlying securities guarantor].

The trust certificates represent indirect investments in the underlying securities. In particular, the trust certificates will be subject to all the risks associated with directly investing in the underlying securities issuer’s [and the underlying securities guarantor’s] [unsecured unsubordinated/subordinated] debt obligations. None of the underlying securities indenture[,]/[or] the underlying securities [or the underlying securities guarantee] place a limitation on the amount of indebtedness that may be incurred by the underlying securities issuer [or the underlying securities guarantor].

[Included if underlying securities are trust certificates issued by a financing trust which holds debentures of a financing corporation which holds debentures of a common parent: The trust’s right to direct action against the first tier debentures issuer to enforce the rights of the first tier debentures holders is limited. [Describe related risks.]

An investment in the trust certificates is not the same as a direct investment in the underlying securities, and the interest you earn may not be the same as the interest that would be earned on a direct investment in the underlying securities.

The trust certificates represent an interest in the assets of the trust, which consist of underlying securities. Investing in the Class B trust certificates will not make you a holder of any of the underlying securities. The trust will distribute the underlying securities to the Class A trust certificateholders in certain circumstances (see “Description of the Trust Certificates—Default on Underlying Securities”). You will not have any direct voting rights, any rights to receive dividends or other distributions, or any other rights with respect to those securities. In addition, because the yield on the underlying securities may have decreased since their original issuance date, the distribution rate for the Class B trust certificates may be lower than the coupon rate on the underlying securities. As a result, the interest earned on your trust certificates may not reflect the interest you would earn if you actually owned the underlying securities and received the interest payments or other distributions made in connection with them. Distributions with respect to the trust certificates shall be made as provided in this prospectus supplement and the accompanying prospectus.

[The trust certificates are callable] If [the underlying securities are redeemed prior to their maturity date or if] any call rights are exercised prior to the stated maturity date, you may not be able to reinvest your redemption or call proceeds at a yield comparable to the yield you would have received on your Class B trust certificates.

The yield you will realize on your Class B trust certificates depends upon several factors, including:

•	the purchase price of the Class B trust certificates,
•	when you acquire your Class B trust certificates, [and]
•	[whether the underlying securities issuer exercises its option to redeem the underlying securities, and]
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•	[whether the call holders exercise their optional rights to purchase outstanding Class B trust certificates.]

[Description of the conditions for redemption, repurchase or other changes to its underlying securities upon occurrence of a special event, as described above, and the consequences to the trust certificates and the trust certificateholders.]

[The underlying securities issuer has the right to redeem the underlying securities in whole[, but not]/[or] in part[,]/[at its option or in whole] if it becomes obligated to pay additional amounts. Because the underlying securities issuer has the right to redeem the underlying securities early, we cannot assure you that the trust will be able to hold the underlying securities until their maturity date.]

The call holders are not obligated to exercise the call rights; however, the yield you will realize on your Class B trust certificates depends on whether the call holders exercise their rights to purchase the Class B trust certificates. If a call holder also holds trust certificates on the date of the exercise of call rights, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called.

Prevailing interest rates at the time of [an early redemption] [or a call exercise] may be lower than the yield on your Class B trust certificates. Therefore, you may be unable to realize a comparable yield upon reinvesting the funds you receive from an early redemption or exercise of call rights. In addition, if the prevailing market value of the Class B trust certificates exceeds the [redemption price] [or call exercise] price paid to you upon [a redemption of the underlying securities or] the exercise of a call, you will not be able to realize such excess.]

See [“Description of the Trust Certificates—Call Rights” on page S-24 [and see “Description of the Underlying Securities—Redemption” on page S-22].

[The Class B trust certificates will not have the benefit of any interest rate adjustment on the underlying securities.

If the ratings of the underlying securities issuer are downgraded, it will increase the interest rate it pays to holders of the underlying securities. In addition, in certain circumstances, the sole remedy for an event of default under the underlying security issuance agreement will be an increase in the interest rate. Any such increases will be paid in accordance with the order of priority specified in “Description of the Trust Certificates—Collections and Distributions,” including potentially to an affiliate of the depositor. There will be no corresponding increase in the amount paid on the Class B trust certificates.]

An inactive public market may limit your ability to sell your Class B trust certificates, and as a result, the market value of Class B trust certificates may decline.

We cannot assure you that an active public market for the Class B trust certificates will develop or, if a public market develops, that you will be able to sell your Class B trust certificates. Merrill Lynch, Pierce, Fenner & Smith Incorporated has advised the depositor that it intends to make a market in the trust certificates, as permitted by applicable laws and regulations. Merrill Lynch, Pierce, Fenner & Smith Incorporated is not obligated, however, to make a market in any series of the trust certificates. At its sole discretion, Merrill Lynch, Pierce, Fenner & Smith Incorporated may discontinue its market-making activities at any time without notice to you. In addition, the underlying securities are not listed on a securities exchange. Upon certain events described on page S-10, the underlying securities may be distributed to you. We cannot assure you that an active public market for the underlying securities will exist at the time any underlying securities are distributed to you, or if a public market exists, that you will be able to sell the underlying securities that you may hold. If an active public market for the Class B trust certificates or the underlying securities does not exist or continue, the market prices and liquidity of your Class B trust certificates or the underlying securities that you may hold may be adversely affected.

[We do not expect to apply for listing of the Class B trust certificates on any securities exchange.]

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Market demand for asset-backed securities such as the trust certificates may be reduced due to continued adverse market and economic conditions, negative publicity and regulatory changes, which may limit your ability to resell your trust certificates or reduce the market price of your trust certificates.

The capital and credit markets, and the asset-backed securities market in particular, have recently experienced and continue to experience disruptions and volatility, and the United States economy has entered a recession. Additionally, asset-backed securities and securitizations have recently received substantial negative publicity, and as a result may be perceived negatively in the marketplace. If these trends continue or worsen, they may result in reduced market demand for asset-backed securities, including the trust certificates. As a result, your ability to resell your trust certificates may be limited and the market price of your trust certificates may decline. In addition, new rules and regulations applicable to trust certificates, including those that may be implemented by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, may have an adverse impact on asset-backed securities, including the trust certificates. Uncertainty regarding this possible effect may negatively affect the market demand and price for your trust certificates.

You may not be paid any distributions and may lose your entire investment if the assets of the trust are insufficient.

Currently, the trust has no assets other than the underlying securities [and the underlying securities guarantee]. If the underlying securities [and the underlying securities guarantee] are insufficient to make distributions on the trust certificates, no other assets will be available for payment of the deficiency. [Description of holding company risk from the underlying securities prospectus—included if the underlying securities guarantor is organized as a holding company that owns subsidiary companies.]

[The price obtained by liquidating trust property after a termination of the trust may be unfavorable

If the trust is terminated, except in limited circumstances described herein, the underlying securities will be sold by the trustee, through the Market Agent or otherwise. [The Market Agent will be Merrill, Lynch, Fenner, Pierce & Smith.] The timing, price and other terms of any sale conducted by the Market Agent will be determined by the Market Agent in its sole discretion, but all such sales shall be completed within 30 days or such longer period of time as may be reasonable under the circumstances. The Market Agent will be permitted to sell underlying securities to affiliates of the Market Agent. Certificateholders could be materially adversely affected if the trust is required to sell underlying securities at a time when prices for the underlying securities in the secondary market are depressed as a result of a default on the underlying securities, changes in interest rates, the creditworthiness of the underlying securities issuer, or for any other reason. In such circumstances, liquidation by the Market Agent may result in certificateholders incurring losses that would not be incurred if the certificateholders received a distribution of the underlying securities in kind.

The ratings of the trust certificates may change.

Any ratings on the trust certificates are expected to correspond to the lower of any ratings on the underlying securities. The ratings of the underlying securities and the trust certificates may change over time. There can be no assurance that any such ratings will not be lowered or withdrawn by the applicable rating agency in the future, which may adversely affect the value of the trust certificates. It is possible that the trust certificates and underlying securities may be rated below an “investment grade” rating in the future. This may result in a reduced pool of potential purchasers for the trust certificates and underlying securities because some investors will not purchase debt securities that are not rated in an investment grade category. If the trust certificates and underlying securities are rated below an investment grade rating in the future, or it is announced that such a rating is possible, the trading price of the trust certificates may decline significantly. The depositor is not required to maintain or enter into any arrangement to maintain the public rating in relation to the trust certificates. Any downgrade of the ratings of the underlying securities by the rating agency that rates the trust certificates will result in a downgrade with respect to the trust certificates.

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Potential conflicts of interest may exist between the depositor and its affiliates and holders of the trust certificates.

[Specify any actual or potential conflicts of interest resulting from underwriter’s role in the initial distribution of underlying securities.] Merrill Lynch, Pierce, Fenner & Smith Incorporated and other affiliates of the depositor may commence, maintain or continue to maintain commercial relationships with respect to the underlying securities issuer or its affiliates. In particular, affiliates of the depositor may provide investment banking and other financial services, and may enter into derivative transactions with, the underlying securities issuer or its affiliates (for which they may receive customary fees and commissions). Affiliates of the depositor may also hold long or short positions with respect to securities or other obligations of the underlying securities issuer or its affiliates (including the underlying securities), or may enter into credit derivative or other derivative transactions with third parties with respect to those obligations. In connection with those transactions, affiliates of the depositor may exercise or enforce rights against, and may otherwise act with respect to, the underlying securities issuer or its affiliates without regard to the issuance of the Class B trust certificates and the related transactions described in this prospectus supplement. Any such actions might have an adverse effect on the underlying securities, the underlying securities issuer, the ability of the trust to exercise or enforce any rights with respect to the underlying securities or the value of the Class B trust certificates.  In the case of a bankruptcy or insolvency of the underlying securities issuer or its affiliates, or any other default under securities or other obligations of the underlying securities issuer or its affiliates (including the underlying securities), the interests of trust certificateholders with respect to underlying securities held by the trust may be in conflict with the interests of affiliates of the depositor that have entered into transactions with the underlying securities issuer or its affiliates. In addition, we may engage in secondary trading of the underlying securities. Secondary trading may occur off the exchange and result in a potential conflict of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of its affiliates may hold some or all of the Class A trust certificates and/or the call rights. The interests of such entities as Class A trust certificateholders and/or as call holders may be in conflict with the interests of the Class B trust certificateholders.

Neither the depositor nor any of its affiliates is acting as your agent or in any fiduciary capacity in connection with your investment in the trust certificates.

Reports published by us may include negative recommendations with respect to the underlying securities issuer [and][/or][guarantor].

Merrill Lynch, Pierce, Fenner & Smith Incorporated and other affiliates of the depositor publish reports from time to time with respect to the underlying securities [issuer / guarantor]. Such reports may make negative recommendations with respect to securities of the underlying securities [issuer / guarantor]. None of the trust, the trustee, the depositor, or Merrill Lynch, Pierce, Fenner & Smith Incorporated undertakes any responsibility to reflect or account for in this prospectus supplement the conclusions or analyses set forth in such research reports. You may obtain a copy of any research report relating to the underlying securities [issuer / guarantor] by requesting them from your broker or from Merrill Lynch, Pierce, Fenner & Smith Incorporated directly.

You may not [receive the whole of your Class B present value amount or any payment] if the trust disposes of the underlying securities on a default by the underlying securities issuer or other liquidation event or trust wind-up event.

If a liquidation event or a trust wind-up event occurs, including as a result of a default by the underlying securities issuer, the trustee will [generally] direct the sale of the underlying securities and will distribute the proceeds pro rata to the Class A trust certificateholders [(on the basis of the stated amount of the Class A trust certificates) and the Class B trust certificateholders (on the basis of the present value amount)] after payment of any unpaid trustee expenses. The market value of the underlying securities may be adversely affected in the case of either such event and the proceeds of the disposition may be lower than the aggregate stated amount of the Class A trust certificates. If the trust wind-up event is a failure to file event [,and if the call holders do not exercise their call rights], then the Class B trust certificateholders will not receive any distribution. See “Description of the Trust Agreement —Trust wind-up events and liquidation events on page [38] of the accompanying prospectus.

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The trustee will not manage the underlying securities.

Except as described below, the trust will not dispose of any underlying securities, even if an event occurs that adversely affects the value of the underlying securities or that adversely affects the underlying securities issuer [or the underlying securities guarantor]. As provided in the trust agreement, the trust will dispose of the underlying securities only if:

•	there is a payment default on any underlying securities, or
•	[the trust receives notice of a repurchase offer and the aggregate market price of the underlying securities is less than the aggregate repurchase proceeds payable by the underlying securities issuer upon a tender of all underlying securities held by the trust.]

In addition, if there is a failure to file event [and the call holders do not exercise their call rights], the Class B trust certificateholders will not receive any distribution.

The depositor, the underwriter and the trustee have not investigated the underlying securities.

You must rely on your own evaluation of the merits of an investment in the Class B trust certificates. The depositor, the underwriter and the trustee have not:

•	investigated the business condition, financial or otherwise, of the underlying securities issuer [or the underlying securities guarantor], or
•	verified any reports or information that the underlying securities issuer [or the underlying securities guarantor] has filed with the SEC.

We encourage you to consider publicly available information concerning the underlying securities issuer [and the underlying securities guarantor]. You should not construe the trust’s issuance of the trust certificates as an endorsement by the depositor, the underwriter or the trustee of the financial condition or business prospects of the underlying securities issuer [or the underlying securities guarantor].

[The underlying securities issuer has the ability to defer interest payments on the underlying securities.

The underlying securities issuer can, on one or more occasions, defer interest payments on the underlying securities [description of when the payments can be deferred in accordance with the underlying securities indenture]. If the underlying securities issuer defers distributions on the underlying securities, the trust will defer distributions on the trust certificates during any deferral period. No additional amounts will accrue on the trust certificates or be owed to trust certificateholders as a result of any delay, but any additional amounts owed and paid by the underlying securities issuer as a result of the delay will be paid to the trust certificateholders.

Because the underlying securities issuer has the right to defer interest payments, the market price of the underlying securities may be more volatile than other similar securities where the issuer does not have the right to defer interest payments.]

[If the underlying securities issuer exercises its option to defer interest payments on the underlying securities, the trust certificateholders may face adverse tax consequences.

Should the underlying securities issuer exercise its right to defer any payment of interest on the underlying securities, each underlying securities holder will be required to accrue interest income (as original issue discount) in respect of the deferred stated interest allocable to its share of the underlying securities for United States federal income tax purposes. As a result, a trust certificateholder, as a beneficial owner of the underlying securities, would have to include this amount in gross income for United States federal income tax purposes prior to the receipt of any cash distributions. In addition, the trust certificateholder would not receive cash from the underlying securities issuer related to this income if the trust certificateholder disposes of the trust certificates prior to the record date on which distributions of these amounts are made. To the extent the selling price is less than the trust certificateholder’s adjusted tax basis (which will include, in the form of original issue discount all accrued but

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unpaid interest), the trust certificateholder will recognize a capital loss. Subject to limited exceptions, capital losses cannot be applied to offset ordinary income for United States federal income tax purposes.]

[The payments owed to the trust certificateholders are unsecured obligations.

In a liquidation of its assets by the underlying securities issuer, holders of the underlying securities, including the trust, will be paid only after holders of secured obligations of the underlying securities issuer [and the underlying securities guarantor]. According to the underlying securities prospectus, [the underlying securities are unsecured and rank equally with all other unsecured and unsubordinated debt obligations of the underlying securities issuer. The underlying securities and the underlying securities indenture do not limit the underlying securities issuer or any of its subsidiaries from incurring additional debt.]

The trust owes certain payments to the underwriter or its affiliate.

On [__], as payment of the balance of the purchase price for the underlying securities, the trustee will pay to the underwriter or its affiliate the amount of the distributions accrued on the underlying securities from [__] to but not including the closing date set forth in this prospectus supplement. In the event [an optional redemption,] a payment default or acceleration on the underlying securities occurs on or prior to [__] and underwriter or its affiliate is not paid such accrued distributions on such date, the underwriter or its affiliate will have a claim for such accrued distributions, and will share pro rata with holders of the trust certificates to the extent of such claim in the proceeds from the recovery on the underlying securities.

[The rights of the trust certificateholders through the guarantee to participate in any distribution of assets of a subsidiary of the underlying securities guarantor could be found to be subordinate to the prior claims of the creditors of such subsidiary.

The guarantee is an unsecured obligation of the underlying securities guarantor and ranks equally with all other unsecured and unsubordinated indebtedness of the underlying securities guarantor. However, because the underlying securities guarantor [is a holding company that] conducts substantially all of its operations through subsidiaries, the right of the underlying securities guarantor, and hence the right of creditors of the underlying securities guarantor (including holders of the underlying securities through the guarantee), to participate in any distribution of assets of any subsidiary upon its liquidation or reorganization or otherwise is necessarily subject to the prior claims of creditors of such subsidiary, except to the extent that claims of the underlying securities guarantor itself as a creditor of the subsidiary may be recognized.]

An affiliate of the depositor may recognize a gain or loss upon selling the underlying securities to the depositor for deposit into the trust.

An affiliate of the depositor will purchase, in the secondary market, the underlying securities that will be deposited into the trust. The depositor’s affiliate may make these purchases before deposit into the trust, or it may borrow securities for the deposit and subsequently purchase the securities to repay to the lenders the securities previously borrowed. In either event, the purchases of underlying securities may be made at various prices, and the affiliate of the depositor may recognize a gain or loss on its purchases upon selling the underlying securities to the depositor for deposit into the trust. The price to the public of the Class B trust certificates therefore may differ from the prevailing market price of a comparable principal amount of underlying securities. Accordingly, an investor may be able to purchase a comparable principal amount of underlying securities for less than the price paid for the Class B trust certificates.

In addition, the price, if any, at which Merrill Lynch, Pierce, Fenner & Smith Incorporated or another purchaser might be willing to purchase your trust certificates in a secondary market transaction will be affected by, among other things, the inclusion of the underwriting discount in the initial price you paid in this offering.

[The inclusion of commissions and projected profit from hedging in the original issue price is likely to adversely affect secondary market prices

Assuming no change in market conditions or any other relevant factors, the price, if any, at which Merrill Lynch, Pierce, Fenner & Smith Incorporated is willing to purchase the Class B trust certificates at any time in

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secondary market transactions may be significantly lower than the original issue price, since secondary market prices are likely to exclude commissions paid with respect to the trust certificates that are included in the original issue price of the trust certificates. The cost of hedging includes the projected profit that Merrill Lynch, Pierce, Fenner & Smith Incorporated’s subsidiaries may realize in consideration for assuming the risks inherent in managing the hedging transactions. These secondary market prices are also likely to be reduced by the costs of unwinding the related hedging transactions. In addition, any secondary market prices may differ from values determined by pricing models used by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as a result of dealer discounts, mark-ups or other transaction costs.]

Matters under the Dodd-Frank Wall Street Reform and Consumer Protection Act

Regulation AB has recently been amended in several respects to implement provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”). Under Item 1111(a)(7) of Regulation AB and pursuant to Section 945 of Dodd Frank, the prospectus supplement is required to set forth the nature of a review of the assets performed by an issuer or sponsor, including whether the issuer of any asset-backed security engaged a third party for purposes of performing the review of the pool assets underlying an asset-backed security. The depositor has performed a review of the disclosure regarding the underlying securities in this prospectus supplement required by Item 1111 of Regulation AB (such disclosure, the “Rule 193 Information”). This review was designed and effected to provide the depositor with reasonable assurance that the Rule 193 Information is accurate in all material respects. The depositor’s review of the underlying securities was limited to (i) confirming that to the best of the depositor’s knowledge the underlying securities satisfy the conditions of Rule 190 under the Securities Act and are permitted to be included in the trust without distribution to investors of independent disclosure regarding the issuer or any guarantor of the underlying securities and (ii) reviewing certain material terms of the underlying securities based on the publicly available forms of agreements governing the underlying securities and summarizing such material terms in the prospectus supplement. The depositor was assisted by its external legal counsel in this respect but did not engage any third party for the purpose of its review of the underlying securities or the underlying securities issuer [or guarantor].

The series supplement does not provide for any “covenant to repurchase or replace an underlying security for breach of a representation or warranty” as contemplated by Item 1104(e) of Regulation AB and Section 943 of Dodd-Frank.

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THE TRUST

The trust under which the trust certificates are issued will be a trust formed under the laws of the State of New York pursuant to the trust agreement. Concurrently with the execution and delivery of the series supplement, the depositor will deposit the underlying securities into the trust. The trustee, on behalf of the trust, will accept the underlying securities [and credit support] [and other trust property] and will deliver the trust certificates to or upon an order of the depositor. The proceeds from the issuance of the trust certificates will be used by the trust to purchase the underlying securities. No other expenses incurred in connection with the selection and acquisition of the underlying securities will be payable from the proceeds of the issuance of the certificates.

[The depositor did not purchase the underlying securities from the underlying securities issuer as part of any distribution by or pursuant to any agreement with the underlying securities issuer.] The underlying securities issuer is not participating in this offering and will not receive any of the proceeds of the sale of the underlying securities to the depositor or the issuance of the trust certificates.

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DESCRIPTION OF THE TRUST CERTIFICATES

General

The trust certificates will be denominated and their distributions will be payable in U.S. dollars. The Class B trust certificates each have a national principal amount of $[   ].

Distributions on the trust certificates will be calculated on a [360-day year of twelve 30-day months] and will accrue from, but not including the prior distribution date (described on page S-1) or, in the case of the first collection period, from and including the original issue date, to and including the first distribution date. Each [semi-annual] distribution on the Class B trust certificates represents a portion of the interest accrued on the underlying securities from the cut-off date or the previous distribution date, as applicable to, but not including, each distribution date and such interest is paid to the trust on each distribution date, in accordance with the terms of the underlying securities.

The holders of the Class B trust certificates will be entitled to receive, on each distribution date, commencing [__] and ending on the final scheduled distribution date, the payment of a distribution equal to [__]% per year multiplied by the principal amount of the underlying securities.]

[The holders of the Class A trust certificates will be entitled to receive, on each distribution date, commencing [__] and ending on the final scheduled distribution date, payment of distributions at a rate of [__]% per year on the stated amount of the Class A trust certificates, which begin accruing on the initial issuance of the Class A trust certificates, and a distribution of the principal amount of the underlying securities on [__].

The right of the holders of the Class B trust certificates to the interest payments received on the underlying securities by the trust is of equal priority with the right of the Class A trust certificateholders to those interest payments. The Class B trust certificateholders will [generally] not be entitled to any allocation of any principal payments received on the underlying securities [,except in the event of a redemption of the underlying securities by the underlying securities issuer. See “Description of the Trust Certificates—Redemption” below.]

The Class B trust certificates will be delivered in registered form. The Class B trust certificates will be maintained and transferred on the book-entry records of DTC and its participants in minimum notional principal amounts of and integral multiples of $[__]. The underwriter will initially offer the Class B trust certificates in minimum lots of [__] trust certificates and subsequent increments of [__] trust certificates. The Class B trust certificates will each initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the depositor), except as provided below. DTC has informed the depositor that DTC’s nominee will be Cede & Co. No holder of any Class B trust certificate will be entitled to receive a certificate representing that person’s interest, except as set forth below under “—Definitive Trust Certificates.” Unless and until definitive trust certificates are issued under the limited circumstances described below, all references to actions by Class B trust certificateholders with respect to any Class B trust certificates shall refer to actions taken by DTC upon instructions from its participants. See “—Definitive Trust Certificates” below and “Description of the Trust Certificates—Global Securities” on page [34] of the accompanying prospectus.

Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC will take action permitted to be taken by a Class B trust certificateholder under the trust agreement only at the direction of one or more participants having Class B trust certificates credited to their DTC accounts. Additionally, DTC will take actions with respect to specified voting rights only at the direction and on behalf of participants whose holdings of certificates evidence specified voting rights. DTC may take inconsistent positions in its exercise of voting rights, to the extent that participants authorize such divergent action.

Definitive Trust Certificates

Definitive trust certificates will be issued to Class B trust certificateholders or their nominees only if:

•	the depositor advises the trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as clearing agency with respect to the Class B trust certificates and the depositor is unable to locate a qualified successor, or
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•	at the depositor’s option, it elects to terminate the book-entry system of the Class B trust certificates through DTC.

Upon the occurrence of either of these events, the trustee is required to notify all participants through DTC of the availability of definitive Class B trust certificates. Upon surrender by DTC of the global certificates representing the Class B trust certificates and receipt of instructions for re-registration, the trustee will reissue the Class B trust certificates as definitive trust certificates issued in the notional principal amounts owned by the individual Class B trust certificateholders. Then, the trustee will recognize the holders of definitive Class B trust certificates as Class B trust certificateholders under the trust agreement.

[Redemption

Upon the redemption of the underlying securities, in whole [but not]/[or] in part, [at any time or from time to time] at the option of the underlying securities issuer[, or in whole but not in part upon the occurrence of a [description of triggering event] or if the call holders exercise their rights in whole but not in part under their call rights and if certain conditions are met at the option of the underlying securities issuer], the redemption proceeds will be distributed pro rata to the underlying securities holders, including the trust. The trust will then distribute the redemption proceeds pro rata to trust certificateholders[, including call holders who may have exercised their call rights and acquired trust certificates prior to the date of redemption,] as described below.

In the event of an optional redemption, which may be in whole or in part at the option of the underlying securities issuer, the redemption price of the underlying securities will be equal to the greater of [(1) 100% of the principal amount of the underlying securities to be redeemed or (2) the sum of the present value as of the redemption date of the remaining scheduled payments of principal and interest on the underlying securities to be redeemed, not including any portion of these payments of interest accrued as of the date on which the underlying securities are to be redeemed, discounted to the date on which the underlying securities are to be redeemed on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months, at the adjusted treasury rate described below plus [__] basis points, as calculated by an independent investment banker, plus, in either of the above cases, accrued and unpaid interest on the underlying securities to be redeemed to, but not including, the date on which the underlying securities are to be redeemed.] See “Description of the Underlying Securities—Redemption” on page S-23.

[The trust will then distribute these redemption proceeds pro rata as follows: (i) to the Class B trust certificateholders in an amount equal to the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the exercise date; and (ii) to the Class B trust certificateholders in an amount equal to the Class B present value amount, described on page S-9, plus any accrued and unpaid distributions to the exercise date.]

[If the underlying securities issuer redeems fewer than all of the underlying securities then the trustee will select a notional amount of Class B trust certificates, and an equal stated amount of Class A trust certificates, proportional to the amount of underlying securities being redeemed and will redeem those Class B trust certificates and Class A trust certificates and distribute the redemption proceeds as described in the preceding paragraph. In the case of such redemption, call holders will have the opportunity to exercise their call rights and call the certificates to be redeemed. The number of trust certificates of a particular class selected by the trustee may be reduced by the number of any trust certificates of that class called pursuant to the exercise of call rights prior to the redemption.]]

[Put Rights

If [description of triggering events] occur with respect to [the underlying securities issuer]/[the underlying securities guarantor] as more fully described under “Description of the Underlying Securities—Put Rights” on page S-38, the underlying securities issuer will offer, no more than [__] days following the [triggering event], to repurchase all of the underlying securities, including those held by the trust, on a date which is not less than [__] and not more than [__] days from the date the [triggering event] notice was mailed by the underlying securities issuer.

If notice of a repurchase offer is received by the trustee, the trustee will determine the aggregate market price of all outstanding trust certificates and, if such aggregate market price is less than the aggregate repurchase proceeds payable by the underlying securities issuer upon a tender of all underlying securities held by the trust, the trustee will tender for repurchase all such underlying securities and distribute the associated repurchase proceeds to

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the trust certificateholder. Holders of call rights will be given the opportunity to exercise their rights to purchase trust certificates from trust certificateholders prior to the repurchase of underlying securities by the underlying securities issuer at a price of $[__] per Class B trust certificate.]

[Listing on the New York Stock Exchange

The depositor does not intend to list Class B trust certificates on the NYSE.]

Collections and Distributions

To the extent of available funds (unless a trust wind-up event or liquidation event has occurred), the trust will make the following distributions in the following order of priority:

•	to the trustee, reimbursement for any extraordinary trust expenses incurred by the trustee and approved by 100% of the trust certificateholders,
•	pro rata to the holders of the Class A trust certificates and Class B trust certificates, distributions at the rate of [__]% per year on the stated amount of the Class A trust certificates to the Class A trust certificateholders and [__]% per year multiplied by the notional principal amount of the Class B trust certificates to the holders of the Class B trust certificates until the final scheduled distribution date,
•	pro rata to the Class A trust certificateholders and the Class B trust certificateholders any delayed interest payments on the underlying securities and, if available, any additional payments paid by the underlying securities issuer as a result of a delay in the receipt by the trustee of any interest payment on the underlying securities,
•	to the Class A trust certificateholders, a distribution of the principal amount of the underlying securities held by the trust on the final scheduled distribution date,
•	to the extent there are available funds in the certificate account, to the trustee for any ordinary expenses or extraordinary expenses and then any creditors of the trust in satisfaction of the trust’s liabilities, and
•	if any funds remain in the certificate account after all of the trust’s liabilities are satisfied then such funds will be distributed to an affiliate of the depositor [or, in the case of exercise of call rights, to the call holders].

“Available funds” for any distribution date means the sum of all amounts received on or with respect to the underlying securities during the preceding collection period except for eligible investments described below. The trustee may sell a portion of the underlying securities such that the proceeds of the sale would be sufficient to reimburse the trustee for any extraordinary expenses approved by 100% of the trust certificateholders, and, in the case of a trust wind-up event, unpaid ordinary expenses up to a maximum reimbursable amount of $[250,000]. In the event of a payment default on the underlying securities, the trustee’s approved extraordinary expenses (see “Description of the Trust Agreement—The Trustee” on page S-29) may be reimbursed to the trustee out of available funds before any distributions to trust certificateholders are made.

If the trustee has not received payment on the underlying securities on or prior to a distribution date, the distribution will be made upon receipt of payment on the underlying securities. No additional amounts will accrue on the trust certificates or be owed to trust certificateholders as a result of any delay, but any additional distributions paid by the underlying securities issuer [or the underlying securities guarantor] as a result of the delay will be paid to the trust certificateholders.

The trustee shall invest, at the direction of the depositor, all amounts received on or with respect to the underlying securities that are not distributed to trust certificateholders on the date of receipt, including any funds deposited with the trustee in its capacity as escrow agent upon the exercise of call rights, in eligible investments. “Eligible investments” means, with respect to the trust certificates, those investments consistent with the trust’s status as a grantor trust under the Code, and acceptable to the rating agencies as being consistent with the rating of the trust certificates, as specified in the trust agreement. Generally, eligible investments must be limited to

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obligations or securities that mature not later than the business day prior to the next distribution date. Income on these investments will constitute trust property.

The depositor cannot assure you that collections received from the underlying securities over a specified period will be sufficient to make all required distributions to the trust certificateholders. To the extent available funds are insufficient to make the distributions due to trust certificateholders, any shortfall will be carried over and will be distributable on the next distribution date on which sufficient funds exist to pay the shortfalls. The depositor or its affiliate will pay the trustee’s ordinary expenses.

If a trust wind-up event or liquidation event occurs, distributions will be made as described under “Description of the Trust Agreement—Trust wind-up events and liquidation events” on page [38] of the accompanying prospectus.

[Call Rights]

[The initial call holder may be the depositor or an affiliate of the depositor, and such person may transfer its call rights, in whole or in part, in privately negotiated transactions. The initial call holder and every subsequent transferee of call rights will be a “Qualified Institutional Buyer” as defined in Rule 144A under the Securities Act. No call rights will be a “Redeemable Security” as defined in Section 2(a)(32) of the Investment Company Act of 1940, as amended, and under all applicable rules, regulations and interpretations thereunder.]

[Call rights may be exercised on any business day that a call holder designates as a “Call Date” [(i)] on or after [          ] [or (ii) before [          ] upon the occurrence of the following] [describe rights]:

•	the announcement of any redemption or repurchase of the underlying securities,
•	the announcement of any other unscheduled payment of the underlying securities,
•	receipt of notice of termination of the trust,
•	when a tender offer for the underlying securities is pending, [or]
•	[a failure to file event].]

[If the call rights are exercised before [        in connection with a redemption of the underlying securities, the purchase price per Class B trust certificate will be [ ] plus any accrued and unpaid distributions to the Call Date and the purchase price per Class A trust certificate will be [   ]% of the stated amount of $[ ] plus any accrued and unpaid distributions to the Call Date.] In all other cases, the purchase price per Class A trust certificate will be the stated amount plus any accrued and unpaid distributions to the Call Date and the purchase price per Class B trust certificate will be a pro rata share of the Class B present value amount, described on page S-8, plus any accrued and unpaid distributions to the Call Date.

[In addition, all outstanding call rights will be exercised automatically at any time upon an acceleration of the underlying securities and payment in full by the underlying securities issuer of all amounts when due where the acceleration payment exceeds the sum of (i) the stated amount of the Class A trust certificates plus any distributions on the Class A trust certificates accrued and unpaid to the date of payment and (ii) the Class B present value amount, described on below, plus any distributions on the Class B trust certificates accrued and unpaid to the date of payment. The Class B trust certificates will be purchased at their pro rata share of the Class B present value amount plus any accrued and unpaid distributions to the exercise date, the Class A trust certificates will be purchased at their stated amount plus any accrued and unpaid distributions to the exercise date, and any remaining proceeds from such acceleration payment will be paid to the call holders.]

[In order to exercise its call rights, the call holder must, not less than [15] days (or not less than [three] business days in the case of the announcement of any redemption, repurchase or other unscheduled payment of the underlying securities, the receipt of notice of termination of the trust or a failure to file event, or when a tender offer for the underlying securities is pending, not less than [five] business days notice prior to the expiration of the tender offer acceptance period; provided that if the call rights are to be exercised after the announcement of any

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redemption, repurchase or other unscheduled payment of the underlying securities and prior to such redemption, repurchase or other unscheduled payment, then the Call Date designated by the call holder must be the second business day prior to such redemption, repurchase or other unscheduled payment) but, in each case, not more than 60 days prior to that Call Date,

•	notify the trustee in writing of its intention to exercise its call rights (which notice is irrevocable),
•	deposit the call exercise price (or, if all of the outstanding trust certificates are to be purchased and the call holder holds certificates that are subject to call rights, the call holder may deposit such certificates in lieu of the portion of the call exercise price that would relate thereto) with [The Bank of New York Mellon], as escrow agent, to be held in escrow pursuant to an escrow agreement in form reasonably satisfactory to the trustee, and
•	provide the trustee with certain other documents customary for a transaction of this nature.

[The call holders need not comply with the foregoing conditions if call rights are exercised automatically upon an acceleration of the underlying securities and payment in full by the underlying securities issuer of all amounts due upon such acceleration. See “Description of the Trust Certificates—Default on Underlying Securities” below.]

[Upon exercise of any call rights, the trustee will select a stated amount of the relevant class of trust certificates to be surrendered to the trustee in exchange for a pro rata portion of the relevant call exercise price; however, if a call holder also holds trust certificates on the date of the call exercise, the call holder may elect to call its own trust certificates before any other person’s trust certificates are called.]

[Following its receipt of trust certificates upon the exercise of any call rights, the trustee will surrender the trust certificates to the exercising call holders.]

Exchange of Trust Certificates

Either:

•	Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of its affiliates, other than the depositor, or
•	any other person (or group of affiliated persons, where each member of the group holds no less than $500,000 in stated amount of trust certificates and is not the depositor) holding Class A trust certificates with an aggregate stated amount of $5 million or more acquired pursuant to the exercise of call rights, may upon not less than [30] days but not more than [60] days prior written notice to the trustee, tender its or their Class A trust certificates and Class B trust certificates to the trustee on the optional exchange date specified in such written notice in exchange for a principal amount of underlying securities equal to the aggregate stated amount of the Class A trust certificates being tendered for exchange; provided that, if any such person has received notice of a tender offer for the underlying securities, such person (or group of affiliated persons, as described above) may upon, not less than [five]days but not more than [60] days prior written notice to the trustee, tender Class A trust certificates with an aggregate stated amount of $5 million or more and an equal aggregate notional principal amount of Class B trust certificates to the trustee on the optional exchange date specified in such written notice in exchange for a proportional amount of underlying securities. Such optional exchange may only be made with respect to trust certificates that are not subject to outstanding call rights held by persons other than the person or persons exercising the optional exchange. No optional exchange can be made unless (A) the aggregate stated amount of Class A trust certificates tendered equals the aggregate notional principal amount of the Class B trust certificates tendered and (B) the Class A trust certificates are tendered in minimum lots of [ ] trust certificates and subsequent increments of [ ] trust certificates. In addition, in the case of a person other than Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of its affiliates, such exchange may only be made with respect to an aggregate stated amount of trust certificates equal to the aggregate stated amount of trust certificates acquired by such person pursuant to the exercise of call rights. Such optional exchange will not be made if:

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•	the exchange would cause the trust or the depositor to fail to satisfy the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”)[, or]
•	the exchange would affect the characterization of the trust as a “grantor trust” under the Code[, or]
•	[in the case of an exchange of less than all outstanding trust certificates, the exchange would cause the trust to fail to satisfy the minimum requirements to remain listed on the New York Stock Exchange, unless the party exercising the optional exchange will hold all remaining outstanding trust certificates upon such optional exchange.]

See “Description of the Trust Certificates—Optional Exchange” on page [31] of the accompanying prospectus. Upon such tender of Class A trust certificates and Class B trust certificates, the trustee will deliver to the persons exercising such exchange rights, a principal amount of the underlying securities equal to the aggregate stated amount of the Class A trust certificates that were tendered.

Default on Underlying Securities

If there is a payment default on the underlying securities:

•	[First, the call holders will have an opportunity to exercise their call rights upon notice of not less than [five] days prior to the date the trustee sells the underlying securities as set forth below. The trustee will distribute the proceeds from such exercise pro rata as follows: (i) to the Class B trust certificateholders in an amount equal to the Class B present value, described on page S-8, plus any accrued and unpaid distributions to the exercise date; and (ii) to the Class A trust certificateholders in an amount equal to the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the exercise date.]
•	On or promptly after the [30th] day after such payment default, the trustee will retain the agent specified in the Market Agent Agreement (the “Market Agent”) to sell the underlying securities. The Market Agent, on behalf of the trust, will sell the underlying securities to the highest bidders among not less than three solicited bidders for such underlying securities (one of which bidders may include Merrill Lynch, Pierce, Fenner & Smith Incorporated or any affiliate thereof; provided, however, that neither Merrill Lynch, Pierce, Fenner & Smith Incorporated nor any of its affiliates will be under any obligation to bid, and which bidders need not be limited to recognized broker dealers). In the sole judgment of the Market Agent, bids may be evaluated on the basis of bids for a single underlying security, a portion of the underlying securities or all of the underlying securities being sold or any other basis selected in good faith by the Market Agent. The trustee will distribute the proceeds from any such sale of the underlying securities pro rata to the Class A trust certificateholders. [Upon such sale, any call rights that remain outstanding will expire and have no value.]

If, after any default and prior to the trustee selling the underlying securities, there is an acceleration of the maturity of the underlying securities and the underlying securities are declared to be immediately due and payable:

•	If the underlying securities issuer [or the underlying securities guarantor] pays only a portion of such amount when due, then the trustee will retain the Market Agent to sell the underlying securities in the manner set forth above. The trustee will distribute any payments received on the underlying securities following acceleration and any proceeds from the sale of the underlying securities pro rata to the Class A trust certificateholders.
•	[If the underlying securities issuer [or the underlying securities guarantor] pays all amounts due upon an acceleration of the underlying securities and if such payment is equals or exceeds the amount necessary to trigger the automatic exercise of all outstanding call rights as described above on S-8, then all call holders will be deemed to have automatically exercised their outstanding call rights. From the acceleration payment, first, the Class A trust certificates will be purchased at their stated amount plus any accrued and unpaid distributions to the exercise date, second the Class B trust certificates will
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be purchased for the Class B present value amount, and third any remaining proceeds will be paid [to the call holders].

[Following any acceleration of the underlying securities, the call holders will have an opportunity to exercise their call rights upon notice of not less than five days prior to the date the Market Agent sells the underlying securities and/or distributes any amounts paid by the underlying securities issuer. Proceeds from the call holders’ exercise of their call rights will be distributed pro rata as follows: (i) to the Class A trust certificateholders in an amount equal to the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the exercise date; and (ii) to the Class B trust certificateholders in an amount equal to the Class B present value amount plus any accrued and unpaid distributions to the exercise date.]

Distribution of Underlying Securities

[If a failure to file event occurs with respect to the underlying securities issuer [or the underlying securities guarantor], it will be a trust wind-up event, in which case:

•	First, the call holders will have [ ] days from the date the trustee delivers notice of such event to the call holders to exercise their call rights if they so choose, and the proceeds from such exercise will be distributed pro rata as follows: (i) to the Class A trust certificateholders in an amount equal to the stated amount of the Class A trust certificates plus any accrued and unpaid distributions to the exercise date; and (ii) to the Class B trust certificateholders in an amount equal to the Class B present value plus any accrued and unpaid distributions to the exercise date.]
•	Thereafter, within [ ] business days of the expiration of the call rights exercise period, the trustee will distribute all remaining underlying securities pro rata to the Class A trust certificateholders following the sale of sufficient underlying securities to pay any unpaid trustee expenses.
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THE DEPOSITOR AND SPONSOR

The depositor and sponsor, Merrill Lynch Depositor, Inc., is a Delaware corporation which was incorporated in 1997 as an indirect, wholly owned, limited-purpose subsidiary of Bank of America Corp. The depositor has not guaranteed and is not otherwise obligated under the trust certificates.

The principal office of the depositor is located at c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated., One Bryant Park, New York, New York 10036 (Telephone: (212) 449-1000). See “The Depositor & Sponsor” on page [14] of the accompanying prospectus.

[The depositor has obtained the underlying securities to be deposited in the trust from Merrill Lynch, Pierce, Fenner & Smith Incorporated or another of its broker-dealer affiliates, who have acquired the underlying securities at negotiated prices in secondary market transactions.]

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DESCRIPTION OF THE TRUST AGREEMENT

General

The trust certificates will be issued pursuant to the trust agreement, a form of which is filed as an exhibit to the registration statement of the depositor on Form S-3 (Registration No. 333-182150). The depositor will file with the SEC, following the issuance and sale of the trust certificates, a Current Report on Form 8-K relating to the trust certificates containing a copy of the series supplement as executed. The trust created under the series supplement will consist of:

•	the deposited assets, and
•	all payments on or collections in respect of the deposited assets except with respect to periods prior to the cut-off date.

Reference is made to the prospectus for important information in addition to that set forth herein regarding the trust, the terms and conditions of the trust agreement and the trust certificates. The following summaries of certain provisions of the trust agreement do not purport to be complete and are subject to the detailed provisions contained in the agreement. You should refer to the trust agreement for a full description of these provisions, including the definition of certain terms used in this prospectus supplement.

The discussions in the accompanying prospectus under “Description of the Trust Agreement—Advances in Respect of Delinquencies” on page [42], “Description of the Trust Agreement—Matters Regarding the Trustee, Administrative Agent, and the Depositor” (to the extent the discussion relates to the Administrative Agent) on page [42], “Description of the Trust Agreement—Administrative Agent Termination Events; Rights upon Administrative Agent Termination Event” on page [45] and “Description of the Trust Agreement—Evidence as to Compliance” on page [52] are not applicable to the trust certificates.

The Trustee

[The Bank of New York Mellon] will be the trustee for the trust certificates and the trust pursuant to the trust agreement. The trustee’s offices are located at [101 Barclay Street, 7W, New York, New York 10286, Attn: Corporate Dealing & Trading and its telephone number is (212) 815-2896.]

[The Bank of New York Mellon is a New York banking corporation.] [The Bank of New York Mellon] has been, and currently is, serving as indenture trustee and trustee for numerous corporate securities repackaging transactions. [The Bank of New York Mellon] is one of the largest corporate trust providers of trust services on corporate securities repackaging transactions.

[The trust will not employ any other servicer for purposes of such administration of the trust property. The trustee will be regarded as the “servicer” of the trust for purposes of Section 1101(j) of Regulation AB under the Securities Act.]

[The Bank of New York Mellon has extensive experience serving as trustee on securitizations of asset-backed securities. The depositor may maintain other banking relationships in the ordinary course of business with the trustee].

Based on the underlying asset information provided at closing, the trustee will calculate the amount of principal and interest to be paid to the trust certificates on each distribution date. Based on the underlying asset information provided at closing, the trustee will perform distribution calculations and remit distributions on the distribution date to holders of trust certificates. On the fifth business day following such distribution date, The Bank of New York Mellon will forward to the depositor, the holders of trust certificates and the rating agency a statement setting forth amounts received by the trustee on behalf of the trust, the amount of the distributions on such distribution date and the aggregate stated amount and notional principal amount, as applicable on each class of trust certificates.

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The trustee will receive an initial fee of $[5,000] and on each anniversary of the closing date, the trustee will receive payment of (i) an annual administration fee of $[5,000] plus (ii) the costs and expenses of the trust’s or trustee’s counsel, accountants and other experts for ordinary or routine consultation or advice in connection with the establishment, administration and termination of the trust plus (iii) an annual fee of $[1,000] for the performance of certain compliance activities pursuant to Regulation AB under the Securities Act. Such amounts will be paid under a fee arrangement with the depositor or its affiliate.

The trust agreement will provide that the trustee may not take any action that, in the trustee’s opinion, would or might cause it to incur extraordinary expenses, unless:

•	the trustee is satisfied that it will have adequate security or indemnity in respect of the costs, expenses and liabilities,
•	the trustee has been instructed to do so by trust certificateholders representing [ ]% of the aggregate principal amount of certificates then outstanding, and
•	the trust certificateholders have agreed that these costs will be paid by the trustee from the trust.

Extraordinary expenses that may be reimbursed to the trustee from the trust may be reimbursed out of available funds on any distribution date before any distributions to trust certificateholders on the distribution date are made, up to a maximum reimbursable amount of $[250,000].

The trustee may at any time resign as trustee under the trust agreement by written notice of its election to do so, delivered to the depositor, and such resignation shall take effect upon the appointment of a successor trustee and its acceptance of such appointment. The depositor or holders of more than 50% of the aggregate voting rights of a series of trust certificates, calculated in accordance with the allocation ratio, may at any time remove the trustee as trustee under the trust agreement by written notice, which in the case of removal by the holders will be 60 days prior to written notice delivered to the trustee.

[In this prospectus supplement, “allocation ratio” means the ratio of the Class A allocation to the Class B allocation. The “Class A allocation” means the present value, discounted at the rate of [__]% per year, of:

(a)	the unpaid interest, except for the payments to be made to Class B trust certificateholders, due or to become due on the underlying securities on or prior to the final distribution date at the rate of [__]%/[distributions then in effect for the Class A trust certificates]; and
(b)	the principal amount of the underlying securities then held by the trust,

in each case assuming that the underlying securities are paid when due and are not accelerated or redeemed prior to their stated maturity date. The “Class B allocation” means the Class B present value, described on page S-8.]

If the trustee notifies the depositor that it elects to resign or the depositor or holders of the trust certificates notifies or notify the trustee that it or they elects or elect to remove the trustee as trustee under the trust agreement, the depositor will, within sixty days after the delivery of the notice of resignation or removal, appoint a successor trustee. If no successor trustee has been appointed within sixty days, the trustee may petition any court of competent jurisdiction for the appointment of a successor trustee. Any successor trustee will promptly give notice of its appointment to the holders of trust certificates for which it is successor. In addition, any entity into or with which the trustee may be merged, consolidated or converted shall be the successor of such trustee without the execution or filing of any document or any further act.

Events of Default

An event of default with respect to the trust certificates under the trust agreement will consist of:

•	a default in the payment of any distributions on any underlying securities after it becomes due and payable (subject to any applicable grace period);
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•	a default in the payment of the principal of or any installment of principal of any underlying securities when the same becomes due and payable; and
•	any other event specified as an event of default in the underlying securities indenture.

The trust agreement will provide that, within 10 days after the occurrence of an event of default in respect of the trust certificates, the trustee will give notice to the trust certificateholders, transmitted by mail, of all uncured or unwaived events of default known to it. However, the trustee will be protected in withholding such notice if in good faith it determines that the withholding of the notice is in the interest of the trust certificateholders, except for an event of default relating to the payment of the principal of, or premium (if any) or interest on any of the underlying securities.

No trust certificateholder will have the right to institute any proceeding with respect to the trust agreement, unless:

•	such trust certificateholder previously has given to the trustee written notice of a continuing breach,
•	trust certificateholders evidencing at least the required percentage-remedies of the aggregate voting rights have requested in writing that the trustee institute a proceeding in its own name as trustee,
•	such trust certificateholder or certificateholders have offered the trustee reasonable indemnity,
•	the trustee has for 15 days neglected or refused to institute a proceeding, and
•	no direction inconsistent with a written request has been given to the trustee during such 15-day period by trust certificateholders evidencing at least the required percentage-remedies of the aggregate voting rights.

“Required percentage-remedies” shall mean 66 2/3% of the voting rights.

Voting Rights

At all times, voting rights shall be allocated between the Class A trust certificates and Class B trust certificate classes in accordance with the allocation ratio, described on page S-29  Within each class, voting rights will be allocated pro rata among the trust certificateholders in proportion to the then outstanding stated amounts of their respective trust certificates. The “required percentage-amendment” of voting rights necessary to consent to a modification or amendment is 66 2/3%. No amendment or modification will be permitted which would alter the status of the trust as a grantor trust under the Code. See “Description of the Trust Agreement—Modification and Waiver” on page [45] of the accompanying prospectus.

Voting of Underlying Securities, Modification of Underlying Securities Indenture

The trustee, as holder of the underlying securities, has the right to vote and give consents and waivers in respect of the underlying securities as permitted by DTC and except as otherwise limited by the trust agreement. If the trustee receives a request from DTC, the underlying securities trustee or the underlying securities issuer for its consent to any amendment, modification or waiver of the underlying securities, the underlying securities indenture or any other document relating to the underlying securities or receives any other solicitation for any action with respect to the underlying securities, the trustee shall mail a notice of the proposed amendment, modification, waiver or solicitation to each trust certificateholder of record as of that date. See “Description of the Trust Agreement – Voting Rights with Respect to Underlying Securities” page [48] of the accompanying prospectus.

If an event of default under the underlying securities indenture occurs and is continuing and if directed by all of the outstanding Class A trust certificateholders and Class B trust certificateholders, the trustee shall vote the underlying securities in favor of directing, or take such other action as may be appropriate to direct, the underlying securities trustee to declare the unpaid liquidation amount of the underlying securities and any accrued and unpaid distributions to be due and payable. In connection with a vote concerning whether to declare the acceleration of the underlying securities, the trust certificateholder’s interests may differ from each other.

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Termination of the Trust

The trust shall terminate upon the earliest to occur of:

•	A trust wind-up event, which includes:
o	an underlying security default (A) that affects all underlying securities held by the trust or (B) with respect to any specific underlying securities specified in the prospectus supplement,
o	the consummation of any redemption of, tender for, exercise of any call option on, or other similar transactions with respect to all underlying securities held by the trust,
o	[any credit support default specified in the applicable prospectus supplement,]
o	a failure to file event,
o	[any credit support held by the trust becomes a disqualified credit support as described under “Description of the Trust Agreement—Trust wind-up events and liquidation events” on page [38] of the accompanying prospectus.]
o	the exchange of all outstanding trust certificates for underlying securities pursuant to one or more optional exchanges or otherwise,
o	if the depositor owns 100% of the trust certificates and designates the termination of the trust and a distribution of the proceeds from the sale of the underlying securities to the certificateholders,
o	[specify any additional trust wind-up events];
•	the distribution in full of all amounts due to the trust certificateholders; and
•	the final scheduled distribution date.

An “underlying security default” will occur with respect to an underlying security if any of the following occurs:

                                             i.      the failure of the underlying securities issuer [(or its guarantor)] to pay an installment of principal of, or any amount of interest due on, the underlying securities on the due date, after the expiration of any applicable cure period,

                                            ii.      the initiation by the underlying securities issuer [(or its guarantor)] of any proceedings seeking a judgment of insolvency or bankruptcy or seeking relief under bankruptcy or insolvency laws or similar laws affecting creditor’s rights,

                                          iii.      if not otherwise addressed in clause (ii), the passage of thirty (30) calendar days since the day upon which any person or entity other than the underlying securities issuer initiates any proceedings against the underlying securities issuer seeking a judgment of insolvency or bankruptcy or seeking relief under bankruptcy or insolvency laws or similar laws affecting creditor’s rights and such proceeding has not been dismissed prior to such thirtieth day, or

                                          iv.      [other events of the default in relation to the underlying securities if specified here].

See “Description of the Trust Agreement—Trust wind-up events and liquidation events” on page [38] of the accompanying prospectus.

In addition, the holders of all, but not less than all, outstanding Class A trust certificates and Class B trust certificates may elect to terminate the trust at any time; provided that the exercise of such termination right would

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not cause the trust or the depositor to fail to satisfy the applicable requirements for exemption under Rule 3a-7 under the Investment Company Act. Under the terms of the trust agreement [and the call rights], the Class A trust certificateholders and Class B trust certificateholders will not be entitled to terminate the trust or cause the sale or other disposition of the underlying securities if [and for so long as the call rights remain outstanding, without the consent of the call holders].

If the trust terminates ([other than a result of the exercise of call rights] [or the underlying securities issuer becoming a disqualified issuer]), any underlying securities held by the trust will be liquidated (by sale thereof or in the event of a redemption by delivery to the underlying securities issuer).

[Liquidation events. Liquidation events will not be applicable to the trust.]

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FEES AND EXPENSES

As compensation for and in payment of trust expenses related to its services under the trust agreement, the trustee will receive the following trustee fees as set out in the table below on each distribution date:

Fees and Expenses	General Purpose	Party Receiving Fee or Expense	Source of Funds	Distribution Priority	Amount

Extraordinary trust expenses	To reimburse the trustee for expenses approved by 100% of holders of trust certificates.	The trustee	Available funds in the certificate account.	Has first priority and is paid before any payments are made to the holders of trust certificates	As approved by 100% of holders of trust certificates.

Ordinary trust expenses	To compensate the trustee and to reimburse it for certain expenses.	The trustee	The depositor will pay to the trustee		An annual administration fee of $[5,000] plus the costs and expenses of the trust’s or trustee’s counsel, accountants and other experts for ordinary or routine consultation or advice in connection with the establishment, administration and termination of the trust plus (ii) an annual fee of $[1,000] for the performance of certain compliance activities pursuant to Regulation AB under the Securities Act.

[insert fee or expense title]	[insert description]	[insert description]	[insert description]	[insert description]	[insert $ amount]

TOTAL:					[insert total amount]

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REVIEW OF UNDERLYING SECURITIES

The depositor has performed a review of the disclosure regarding the underlying securities in this prospectus supplement required by Item 1111 of Regulation AB (such disclosure, the “Rule 193 Information”). This review was designed and effected to provide the depositor with reasonable assurance that the Rule 193 Information is accurate in all material respects. The depositor’s review of the underlying securities was limited to (i) confirming that to the best of the depositor’s knowledge the underlying securities satisfy the conditions of Rule 190 under the Securities Act and are permitted to be included in the trust without distribution to investors of independent disclosure regarding the issuer or any guarantor of the underlying securities and (ii) reviewing certain material terms of the underlying securities based on the publicly available forms of agreements governing the underlying securities and summarizing such material terms in the prospectus supplement. The depositor was assisted by its external legal counsel in this respect but did not engage any third party for the purpose of its review of the underlying securities or the underlying securities issuer [or guarantor].

After undertaking the elements of the review described above, the depositor has found and concluded that it has reasonable assurance that the Rule 193 Information in this prospectus supplement is accurate in all material respects. The Trust Agreement does not provide for any “covenant to repurchase or replace an underlying asset for breach of a representation or righty” as contemplated by Item 1104(e) of Regulation AB and Section 943 of Dodd-Frank.

DESCRIPTION OF THE UNDERLYING SECURITIES

General

The underlying securities [and the underlying securities guarantee] represent the [sole][primary] assets of the trust that are available to make distributions in respect of the trust certificates. The primary economic terms of the underlying securities are described in “Summary of Economic Terms” beginning on page S-1 and “Summary Information Q&A” beginning on page S-6 in this prospectus supplement.

This prospectus supplement sets forth certain relevant terms with respect to the underlying securities, but does not provide detailed information with respect thereto or with respect to the underlying securities issuer [and the guarantee] [or the underlying securities guarantor]. This prospectus supplement relates only to the trust certificates offered hereby and does not relate to the underlying securities [or guarantee]. All disclosures contained in this prospectus supplement with respect to the underlying securities issuer[, the underlying securities guarantor,] [and] the underlying securities [and the guarantee] are derived from publicly available documents.

The underlying securities convert into cash in a finite time period and the depositor reasonably believes that [the underlying securities issuer] [and]/[or] [the underlying securities guarantor] (a) [is]/[are] subject to the periodic reporting requirements of the Exchange Act; and (b) [is]/[are] eligible to use a Registration Statement on Form S-3 for [a primary offering of common stock]/[an offering of non-convertible investment grade securities]. As such, the trust will not be providing you with periodic financial information with respect to the underlying securities and we refer you to the periodic reports filed by the underlying securities [issuer]/[guarantor] with the SEC. Those reports should be reviewed by any prospective certificateholder of the trust. [Revisions based on circumstances of underlying securities issuer.]] The rating on the underlying securities will allow at least one investment-grade rating of the trust certificates by a rating agency.

The underlying securities [issuer]/[guarantor] is a [corporation]/[trust] formed under [  ] law [pursuant to the underlying securities indenture]. According to the underlying securities [issuer’s]/[guarantor’s] publicly available documents, it is a [description of the underlying securities issuer and/or underlying securities guarantor].

[The principal executive office of the underlying securities issuer is at [_____________], and its telephone number is [_____] [and]/[or] the principal executive office of the underlying securities guarantor is at [_______] and its telephone number is [----------].]

The [underlying securities issuer] [and]/[or] [the underlying securities guarantor] [is]/[are] subject to the informational requirements of the Exchange Act and file[s] periodic reports and other information with the SEC. You may inspect and copy these reports and other information at the SEC’s public reference facilities located at 100

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F Street, N.E., Washington, D.C. 20549. You may obtain copies of these materials for a fee by writing to the SEC’s Public Reference Section at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC’s website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that [the underlying securities issuer] [and]/[or] [the underlying securities guarantor] [has]/[have] filed electronically with the SEC.

[In addition, you may inspect reports and other information concerning [the underlying securities issuer] [and]/[or] [the underlying securities guarantor] at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, New York 10005.

Although we have no reason to believe the information concerning the underlying securities[, the underlying securities guarantee, the underlying securities guarantor] or the underlying securities issuer contained in the prospectus related to the underlying securities [and the underlying securities guarantee] or in [the underlying securities issuer’s] [and]/[or] [the underlying securities guarantor’s] Exchange Act reports [is]/[are] not reliable, we have not participated in the preparation of such documents, or made any due diligence inquiry with respect to the information provided therein. Except for information concerning the underlying securities (including that contained under “Description of the Underlying Securities”) and the underlying securities issuer that is expressly stated in this prospectus supplement, we have not made any due diligence inquiry with respect to the underlying securities issuer or the underlying securities. See “Review of Underlying Securities” on page S-35. Revisions based on circumstances of underlying securities issuer]] There can be no assurance that events affecting the underlying securities[, the underlying securities guarantee, the underlying securities guarantor] or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

[The depositor and sponsor will obtain the underlying securities to be deposited in the trust from Merrill Lynch, Pierce, Fenner & Smith Incorporated or another of its broker-dealer affiliates who have acquired the underlying securities at negotiated prices in secondary market transactions.] The depositor estimates the market price of the underlying securities, as of the business day immediately preceding the date of this prospectus supplement, as in the range of [  ]% to [  ]% of their principal amount (plus accrued interest). This market price is based on information about the underlying securities’ trading activity available on the Trade Reporting and Compliance Engine (TRACE) on [  ]. The foregoing market price of the underlying securities is not intended to indicate the market value of the trust certificates.

The trust will have no assets other than underlying securities from which to make distributions of amounts due in respect of the trust certificates [(except in the event call rights are exercised]. Consequently, the ability of trust certificateholders to receive distributions in respect of the trust certificates will depend entirely on the trust’s receipt of payments on the underlying securities [and the guarantee]. You should consider carefully the financial condition of the underlying securities issuer[, the underlying securities guarantor] and [its]/[their] ability to make payments in respect of such underlying securities. This prospectus supplement relates only to the trust certificates being offered hereby and does not relate to the underlying securities[, the guarantee,] [or] the underlying securities issuer [or the underlying securities guarantor]. Information contained in this prospectus supplement regarding the underlying securities issuer [and] [, the underlying securities guarantor,] the underlying securities [and the guarantee] is derived from the [____] relating to the underlying securities as filed with [the SEC] on [___]. None of the depositor, the underwriter or the trustee participated in the preparation of such documents and none of the depositor, the trustee or any of their affiliates take any responsibility for the accuracy or completeness of the information provided therein (other than the information regarding the terms of the underlying securities that is expressly set forth in this prospectus supplement).

You should refer to the underlying securities prospectus for definitions of capitalized terms not defined in this section.

Underlying Securities Indenture

The underlying securities were issued pursuant to an indenture dated as of [__] [between]/[among] the underlying securities issuer[, the underlying securities guarantor] and the underlying securities trustee [as supplemented by a [__] supplemental indenture dated as of [__] [between]/[among] the underlying securities issuer[,

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the underlying securities guarantor] and the underlying trustee]. The underlying securities will mature on [__]. The underlying securities are [__]% of an issue totaling $[__].

The following summaries of certain provisions of the underlying securities[, the guarantee] and the underlying securities indenture do not purport to be complete and are based upon the underlying securities prospectus dated [__] relating to the underlying securities [and the guarantee], and are subject to, and are qualified in their entirety by reference to, all provisions of the prospectus, prospectus supplement and the underlying securities indenture including the definitions therein of certain terms. Wherever particular sections or defined terms of the underlying securities indenture are referred to, it is intended that such sections or defined terms shall be incorporated herein by reference.

Reference is made to the underlying securities prospectus [supplement] for the terms of the underlying securities not set forth herein. Principal, premium, if any, and interest will be payable, and the underlying securities will be transferable, in the manner described in the underlying securities prospectus [supplement].

[The underlying securities indenture does not limit the aggregate principal amount of debt securities that may be issued under the underlying securities indenture and provides that the underlying securities issuer may issue debt securities from time to time in one or more series.] [All debt securities issued under the underlying securities indenture, including the underlying securities, are and will be unconditionally guaranteed as to payment of principal, premium, if any, and interest by the underlying securities guarantor.]

Interest on the underlying securities will be computed on the basis of a [360]-day year consisting of [twelve 30-day months]. If an interest payment date, redemption date or maturity date of any underlying security falls on a day that is not a business day, then payment of principal, premium, if any, or interest will be made on the next succeeding business day.

[No interest will accrue on the amount so payable for the period from such interest payment date, redemption date or maturity date, as the case may be, to the date payment is made.]

[The underlying securities will not be entitled to the benefit of any sinking fund.]

[The underlying securities will be the underlying securities issuer’s unsecured senior obligations that will rank on parity with all of the underlying securities issuer’s other unsecured senior indebtedness from time to time outstanding.]

Events of Default

The underlying securities indenture limits the underlying securities issuer’s ability to engage in certain activities and transactions and requires that the underlying securities issuer perform certain obligations with respect to the underlying securities. Certain events of default contained in the underlying securities indenture with respect to the underlying securities are as follows (capitalized terms used below are defined at the end of this section):

[Description of the events of default contained in the underlying securities indenture.]

Modification and Waiver

[Description of modification and waiver provisions contained in the underlying securities indenture.]

[Redemption

[Description of redemption provisions contained in the underlying securities indenture.]

[Special Event Redemption]

[Description of special event redemption provisions contained in the underlying securities indenture, if any.]

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[Tax Event]

[Description of tax event redemption contained in the underlying securities indenture.]]

[Put Right

The underlying securities indenture provides that the underlying securities issuer is required to offer to repurchase the underlying securities upon the occurrence of a [description of triggering event] [description of any put rights contained in the underlying securities indenture].]

Ranking

[Description of the language regarding the ranking of the underlying securities contained in the underlying securities indenture.]

[Guarantee

[Description of the guarantee provisions contained in the underlying securities indenture or elsewhere.]

[Covenants

According to the underlying securities prospectus, the underlying securities issuer has agreed to certain principal restrictions on its activities for the benefit of holders of the senior debt securities. Unless waived or amended, the restrictive covenants summarized below will apply to the underlying securities as long as any of those underlying securities are outstanding.]

[Limitations on Liens]

[Description of restrictions on liens.]

[Mergers and Similar Transactions]

[Description of restrictions on mergers.]

[Sale and Leaseback]]

[Description of restrictions on sale and leaseback.]

Governing Law

The underlying securities indenture[, the guarantee] and the underlying securities will be governed by, and construed in accordance with, the laws of the State of [New York].

[Information Concerning the Underlying Securities Trustee]

[Description of any conflict of the underlying securities trustee described in the underlying securities indenture.] [Description of the nature of relationship between the underlying securities issuer and the underlying securities trustee under the underlying securities indenture.]

Form, Denomination, Book-Entry Procedures and Transfer

[Description of the form, denomination, book-entry procedures and transfer items contained in the underlying prospectus.]

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[CREDIT ENHANCEMENT AND CREDIT SUPPORT]

The Class B trust certificates will have the benefit of [description of credit enhancement or other support]. All losses not covered by the credit support will be allocated to the trust certificates.

[For any credit enhancement or credit support provider liable or contingently liable to provide payments representing 10% or more of the cash flow supporting any class, add the name, organizational structure and a general description its business. In addition, for any credit enhancement or credit support provider liable or contingently liable to provide payments representing 20% or more of the cash flow supporting the trust property, provide or incorporate by reference financial statements and other information with respect to the credit enhancement provider.]

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[AFFILIATIONS AND CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS]

[Description of whether, and how, the sponsor, depositor or issuing entity is an affiliate of any of the trustee, significant obligor, credit support provider or other material party related to the trust certificates contemplated by Item 1100(d)(1) of Regulation AB (each a “Relevant Party”), as well as, to the extent known and material, if so, and how, any of such Relevant Parties are affiliates of each other (in each case unless separately described in another section of the base prospectus or this supplement).]

[Description of whether there is, and if so the general character of, any business relationship, agreement, arrangement, transaction or understanding that is entered into outside the ordinary course of business or is on terms other than would be obtained in an arm’s length transaction with an unrelated third party, apart from the transactions included in the issuance of the trust certificates, between the sponsor, depositor or issuing entity and any of the Relevant Parties, or any affiliates of such Relevant Parties, that currently exists or that existed during the past two years and that is material to an understanding of the trust certificates.]

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LEGAL PROCEEDINGS

There are no legal proceedings pending, or any proceedings known to be contemplated by governmental authorities, against the depositor and sponsor, the trustee or the trust, or any property thereof, that is material to the holders of trust certificates.

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UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

The discussion under the heading “United States Federal Income Tax Consequences” herein represents the opinion of Cleary Gottlieb Steen & Hamilton LLP with respect to the material United States federal income tax consequences of the purchase, ownership and disposition of Class B trust certificates by a Class B certificateholder who acquires its trust certificates on the closing date. This discussion should be read in conjunction with the discussion contained in the prospectus under “U.S. Federal Income Tax Consequences”.

The trust should be treated as a grantor trust for U.S. federal income tax purposes. Accordingly, Class B certificateholders generally will be treated as owning a right to share in the interest paid on the underlying securities. U.S. Class B certificateholders also may deduct their pro rata share of the fees and other deductible expenses paid by the trust, subject to the limitations otherwise applicable to such deductions, as described in the prospectus under “U.S. Federal Income Tax Consequences – Trust Expenses”.

This discussion is based on, and assumes the correctness of, the tax disclosure in the underlying security disclosure document. A prospective purchaser of the Class B trust certificates should read the tax disclosure in the underlying security disclosure document for a description of the U.S. federal income tax consequences of purchasing, holding and disposing of the underlying securities and should consult its own tax advisor with regard to the U.S. federal income tax consequences of purchasing, holding and disposing of the Class B trust certificates if the underlying securities are treated in a manner different from what is described in the tax disclosure in the underlying security disclosure document.

The taxation of the Class B trust certificates will be as described in the accompanying base prospectus for a trust that has [issued call rights and] issued strip trust certificates.

[Discuss any special features, including original issue discount, contingent debt, amortizable bond premium, acquisition premium, market discount, or foreign currency rules.]

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ERISA CONSIDERATIONS

The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the Code impose certain requirements on benefit plan investors and on persons who are fiduciaries with respect to benefit plan investors (as defined below). Other provisions of ERISA and the Code prohibit certain transactions involving the assets of any such benefit plan investor and persons who have certain specified relationships to such benefit plan investor. The term “benefit plan investor” includes (1) any employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (2) any plan described in Section 4975(e)(1) of the Code to which Section 4975 applies and (3) any entity whose underlying assets include plan assets by reason of a such a plan’s investment in the entity.

The United States Department of Labor (“DOL”) has issued regulations, modified by Section 3(42) of ERISA (together, the “plan asset regulations”) concerning what constitutes assets of a benefit plan investor when it invests in another entity. Under the plan asset regulations, the underlying assets and properties of corporations, partnerships and specified other entities in which a benefit plan investor makes an “equity” investment could be deemed for purposes of ERISA and Section 4975 of the Internal Revenue Code to be assets of the investing benefit plan investor in certain circumstances, unless the ownership by benefit plan investors of equity interests in the entity is not “significant” or another exception applies. The plan asset regulations define an “equity interest” as any interest in an entity other than an instrument that is treated as indebtedness under applicable local law and which has no substantial equity features, and specifically includes a beneficial interest in a trust. As a result, under the plan asset regulations, for purposes of ERISA and Section 4975 of the Code, the trust certificates would be considered to be equity interests in the trust. In general, ownership by benefit plan investors of equity interests in an entity is “significant” on any date if, immediately after the most recent acquisition of any equity interest in the entity, 25% or more of the value of any class of equity interests in that entity is held by benefit plan investors.

Neither the trustee nor the depositor will be monitoring the investment by benefit plan investors in the Class B trust certificates. Furthermore, no assurance can be provided that any other exception to the plan asset regulations will be available. Accordingly, the Class B trust certificates may not be purchased or held by any benefit plan investors.

By its purchase and holding of a Class B trust certificate, each purchaser or transferee, and each fiduciary acting on behalf of such purchaser or transferee (both in its individual and corporate capacity), will be deemed to represent by its purchase and holding of a trust certificate that at the time of its purchase and throughout the period it holds such Class B trust certificate it is not, and is not acting on behalf of (and for so long as it holds such Class B trust certificate will not be, or be acting on behalf of), a benefit plan investor and no part of the assets used by it to purchase or hold such Class B trust certificate constitutes the assets of such benefit plan investor.

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UNDERWRITING

Subject to the terms and conditions set forth in the underwriting agreement, dated as of [____] as amended and supplemented by the terms agreement, dated as of the date set forth in this prospectus supplement, the depositor has agreed to sell to [Merrill Lynch, Pierce, Fenner & Smith Incorporated], and [Merrill Lynch, Pierce, Fenner & Smith Incorporated] has agreed to purchase, all of the Class B trust certificates. The underwriter proposes to offer the Class B trust certificates [directly to the public] at the offering price set forth on the cover page of this prospectus supplement or to dealers at that offering price less a concession not in excess of $[__] per Class B trust certificate. The underwriters may allow, and the dealers may reallow, a discount not in excess of $[__] per Class B trust certificate to other dealers. After the initial offering, the [public] offering price, concession and discount may be changed.

[In connection with the offering, the underwriter is permitted to engage in transactions that stabilize the market price of the Class B trust certificates. Such transactions consist of bids or purchases to peg, fix or maintain the price of the Class B trust certificates. If the underwriter creates a short position in the Class B trust certificates, i.e., if it sells more Class B trust certificates than are on the cover page of this prospectus supplement, the underwriter may reduce that short position by purchasing Class B trust certificates in the open market. Purchases of a security in the open market to stabilize the price or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases.]

[Neither we nor the underwriter makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Class B trust certificates. In addition, neither we nor the underwriter makes any representation that the underwriter will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.]

The underwriter may from time to time provide investment banking and other financial services to the underlying securities issuer and expects in the future to provide these services, for which it will receive customary fees and commissions. In addition, the underwriter or its affiliates may hold long of short positions with respect to securities or other obligations of the underlying securities issuer or its affiliates (including the underlying scurrilities), or may enter into credit derivative or other derivative transactions with third parties with respect to those obligations. See “Risk Factors—Potential conflicts of interest may exist between the depositor and its affiliates and holders of the trust certificates.”

If the size of the trust is increased, the underwriter may participate in offerings of additional Class B trust certificates, as contemplated on the cover of this prospectus supplement. Additional Class B trust certificates may be sold for cash or delivered to cover short positions as more fully described in the “Underwriting” section on page [83] of the accompanying prospectus.

The underwriting agreement provides that the depositor will indemnify the underwriter against certain civil liabilities, including liabilities under the Securities Act, or will contribute to payments the underwriter may be required to make in respect thereof.

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VALIDITY OF THE CLASS A TRUST CERTIFICATES

[Cleary Gottlieb Steen & Hamilton LLP, Washington, D.C.,] will pass upon the validity of the Class B trust certificates for the depositor [and for the underwriter].

S-46

($[__] Stated Amount)

PPLUS

CLASS B TRUST CERTIFICATES

SERIES [__]

PROSPECTUS SUPPLEMENT

BofA Merrill Lynch

[                       ]

Until [90] days after the date of this prospectus, all dealers effecting transactions in the offered Class B trust certificates, whether or not participating in the distribution, may be required to deliver a prospectus supplement and the prospectus to which it relates. This requirement is in addition to the obligations of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions. Such delivery obligations may be satisfied by filing the prospectus supplement and prospectus with the Securities and Exchange Commission.

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PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

The expenses expected to be incurred in connection with the issuance and distribution of the securities being registered, other than underwriting compensation, are as set forth below. Except for the registration fee payable to the Securities and Exchange Commission, all the expenses are estimated:

SEC registration fee(1)	$0
Fees and expenses of trustee (including counsel fees)	$100,000
Printing and engraving expenses	$150,000
Legal fees and expenses	$400,000
Rating agency fees	$110,000
Accounting Fees and Expenses	$120,000
Miscellaneous	$200,000

Total	$1,080,000

(1) The SEC registration fee was previously paid as described in footnote 4 to the Calculation of Registration Fee table.

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

Section 145 of the Delaware General Corporation Law provides, in summary, that directors and officers of Delaware corporations are entitled, under some circumstances, to be indemnified against all expenses and liabilities, including attorneys’ fees, incurred by them as a result of suits brought against them in their capacity as directors or officers, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the company, and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful; provided that no indemnification may be made against expenses in respect of any claim, issue or matter as to which they shall have been adjudged to be liable to the company, unless and only to the extent that the court in which the action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, they are fairly and reasonably entitled to indemnity for the expenses which the court shall deem proper. The company may only make indemnifications as authorized in each specific case upon a stockholder’s or disinterested director’s determination that indemnification is proper because the indemnitee has met the applicable standard of conduct.

The depositor’s amended and restated certificate of incorporation provides that none of its directors will be personally liable to the depositor or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability:  (1) for any breach of the director’s duty of loyalty to the depositor or its stockholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) in respect of certain unlawful dividend payments or stock redemptions or purchases; or (4) for any transaction from which the director derived an improper personal benefit.

The depositor’s amended and restated certificate of incorporation and by-laws provide for indemnification of its directors and officers to the fullest extent permitted by Delaware law, as it may be amended from time to time.

Reference is made to Section 6 of the form of underwriting agreement filed as Exhibit 1.1 to this Registration Statement for provisions relating to the indemnification of directors, officers and controlling persons against some liabilities including liabilities under the Securities Act of 1933, as amended.

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ITEM 16. EXHIBITS.

1.1 Form of Underwriting Agreement**

3.1 Amended and Restated Certificate of Incorporation of Merrill Lynch Depositor, Inc.*

3.2 By-laws of Merrill Lynch Depositor, Inc.*

4.1 Form of Standard Terms for Trust Agreements

4.2 Form of Series Supplement

5.1 Opinion of Cleary Gottlieb Steen & Hamilton LLP with respect to legality (including consent of the firm)**

8.1 Opinion of Cleary Gottlieb Steen & Hamilton LLP with respect to certain tax matters (including consent of the firm)**

10.1 Form of ISDA Master Agreement**

23.1 Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibits 5.1 and 8.1)**

25.1 Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, of The Bank of New York Mellon**

* Previously filed as an exhibit to the registration statement of Merrill Lynch Depositor, Inc. on Form S-3 No. 333-29015 dated September 17, 1997.

** Previously filed.

ITEM 17. UNDERTAKINGS.

(a) The undersigned registrant hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by section 10(a)(3) of the Securities Act of 1933;
(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;
(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;
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provided, however, that the foregoing paragraphs (a)(1)(i), (a)(1)(ii) and (a)(1)(iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of this registration statement.

Provided, further, however that the foregoing paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment is provided pursuant to Item 1100(c) of Regulation AB.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating II-2 to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) That, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5) To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act in accordance with the rules and regulations prescribed by the Securities and Exchange Commission under Section 305(b) of the Trust Indenture Act.

(b)	Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(c)	The undersigned registrant hereby undertakes that:

(1)	for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in the registration statement in accordance with Item 1100(c)(1) of Regulation AB (17 CFR 229.1100(c)(1)) shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(2)	except as otherwise provided by Item 1105 of Regulation AB (17 CFR 229.1105), information provided in response to that Item pursuant to Rule 312 of Regulation S-T (17 CFR 232.312) through the specified Internet address in the prospectus is deemed to be a part of the prospectus included in the registration statement. In addition, the undersigned registrant hereby undertakes to provide to any person without charge, upon request, a copy of the information provided in response to Item 1105 of Regulation AB pursuant to Rule 312 of Regulation S-T through the
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specified Internet address as of the date of the prospectus included in the registration statement if a subsequent update or change is made to the information.

(3)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:
(i)	each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(ii)	each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of the registration statement in reliance on Rule 430B for the purpose of providing the information required by section 10(a) of the Securities Act of 1933 II-3 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at the date an underwriter, such date shall be deemed to be a new effective date of the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

provided, however, that no statement made in the registration statement or prospectus that is part of the registration statement or made in a document incorporated by reference into the registration statement or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

(4)	that, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
(ii)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used by or referred to by the undersigned registrant;
(iii)	the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
(iv)	any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
(d)	The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 of a third party that is incorporated by reference in the registration statement in accordance with Item 1100(c)(1) of Regulation AB shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant hereby certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, reasonably believes that the security rating requirement for the asset-backed securities being registered on this form will be met by the time of the sale and has duly caused this Amendment No. 1 to Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, State of New York on September 26, 2012.

MERRILL LYNCH DEPOSITOR, INC.

By:	/s/ Dylan Lohonen
Name: Dylan Lohonen
Title: President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Dylan Lohonen	President,	September 26, 2012
Dylan Lohonen	Principal Executive Officer, and Chairman of the Board of Directors

/s/John Marciano	Head of Securitization and Finance,	September 26, 2012
John Marciano	Vice President, and Director

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INDEX TO EXHIBITS

 Exhibits

1.1	Form of Underwriting Agreement**
3.1	Amended and Restated Certificate of Incorporation of Merrill Lynch Depositor, Inc.*
3.2	By-laws of Merrill Lynch Depositor, Inc.*
4.1	Form of Standard Terms for Trust Agreements
4.2	Form of Series Supplement
5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP with respect to legality (including consent of the firm)**
8.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP with respect to certain tax matters (including consent of the firm)**
10.1	Form of ISDA Master Agreement**
23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibits 5.1 and 8.1)**
25.1	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, of The Bank of New York Mellon**

* Previously filed as an exhibit to the registration statement of Merrill Lynch Depositor, Inc on Form S-3 No. 333-29015 dated September 17, 1997.

** Previously filed.